     As filed with the Securities and Exchange Commission on April 26, 2005


                                             1933 Act Registration No. 002-28097
                                             1940 Act Registration No. 811-01582

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                       Pre-Effective Amendment No.     [ ]
                                                   ---



                      Post-Effective Amendment No. 78 [X]


                                       and


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]



                              Amendment No. 64 [X]


                        (Check appropriate box or boxes)

                     THE ENTERPRISE GROUP OF FUNDS, INC.
               (Exact name of registrant as specified in charter)
                                    SUITE 450
                               3343 PEACHTREE ROAD
                             ATLANTA, GEORGIA 30326
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 261-1116

                              PATRICIA LOUIE, ESQ.
                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                            New York, New York 10104

                     (Name and Address of Agent for Service)

                                   Copies to:

                              ARTHUR J. BROWN, ESQ.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                    1800 Massachusetts Ave., N.W., 2nd Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000


                              Approximate Date of
                           Proposed Public Offering:
                             As soon as practicable
                            after this Registration
                             Statement becomes
                                   effective.


It is proposed that this filing become effective:

[ ] immediately upon filing pursuant to Rule 485, paragraph (b)


[x] on April 30, 2005 pursuant to Rule 485, paragraph (b)
[ ] 60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ] on                  pursuant to Rule 485, paragraph (a)(1)
       ----------------
[ ] 75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ] on                  pursuant to Rule 485, paragraph (a)(2)
       ----------------
[x] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Class A, Class B, Class C and Class Y shares

                       THE ENTERPRISE GROUP OF FUNDS, INC.


                       Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

     Cover Sheet

     Contents of Registration Statement

     Part A - Prospectus

     Part B - Statement of Additional Information

     Part C - Other Information

     Signature Page

     Exhibits

                   [GRAPHIC]  [GRAPHIC]  [GRAPHIC]  [GRAPHIC]

                       THE ENTERPRISE GROUP OF FUNDS, INC.


                                   PROSPECTUS
                               CLASSES A, B AND C
                                   May 1, 2005


                         [GRAPHIC]  [GRAPHIC]  [GRAPHIC]

                              [GRAPHIC] ENTERPRISE
                                        GROUP OF FUNDS
                   INVEST WITH THE PROS THE PROFESSIONALS USE

                   AT ENTERPRISE, YOUR PRIVACY IS OUR PRIORITY

The Enterprise Group of Funds and Enterprise Fund Distributors understand that your privacy is of paramount importance. We recognize that the personal and financial information we need to service your accounts as a shareholder is highly confidential material. We consider protecting your privacy a fundamental obligation that must be honored in every way. Therefore, we limit the use of your personal information to the extent necessary to provide you with our mutual fund products and adhere to a stringent set of privacy standards.

                          SAFEGUARDING YOUR INFORMATION

As you know simply from having opened an account, we need to collect certain "nonpublic personal information" as a part of serving your investment needs. This includes information such as your address and Social Security number that you provide in your account application form, through our Web site and from your account transactions, such as purchases, sales and account balances.

We do not disclose any of this type of information about our customers (or former customers) to anyone, except as permitted by law. Accordingly, in order to best service your investing needs, we do provide information to certain service providers who are necessary to servicing our product and instrumental in effecting your mutual fund purchase. For example, some of the functions of our mutual fund business, such as transfer agents, printers and mailers, are conducted externally. These third-party companies may only use information for the services for which they were hired and are not permitted to use or share this information for any other purpose.

In addition, we can share this information -- as described above, the information collected from account applications, through our Website and from account transactions during the course of doing business -- with certain marketing services providers or other financial institutions that have a joint marketing agreement with us. This would include such companies as Broker/Dealer firms, which sell our funds and must determine the suitability of an investment, and market research firms, which may aid in providing research to Enterprise.

Our commitment to maintaining your privacy is forever. Your personal and financial information will be treated with the utmost confidentiality whether you are a current or former shareholder.

                              CONFIDENTIAL, SECURE

As an added measure to protect your privacy, Enterprise restricts access to your personal information to those employees who need to know that information in order to provide our mutual fund products to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic information.

                                 PRIVACY ONLINE

Your privacy is secure with Enterprise no matter what method you choose for your transactions. By phone or by mail -- or online through Enterprise Account Access -- all your business is treated confidentially. Portions of the Enterprise Website, www.axaenterprise.com, are SSL-secured for encrypted data transmission.

We trust that these standards we have set in place for your protection will ensure your peace of mind. If you have any further questions about the confidentiality of your account, please call The Enterprise Group of Funds at 1-800-432-4320.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS.

                       THE ENTERPRISE GROUP OF FUNDS, INC.

                                   PROSPECTUS

                             CLASS A, B AND C SHARES


                                   May 1, 2005


                             AGGRESSIVE STOCK FUNDS

                              Multi-Cap Growth Fund
                            Small Company Growth Fund
                            Small Company Value Fund

                                   STOCK FUNDS

                            Capital Appreciation Fund
                                 Deep Value Fund
                                   Equity Fund
                               Equity Income Fund
                                   Growth Fund
                             Growth and Income Fund

                               INTERNATIONAL FUND

                            International Growth Fund

                             SECTOR/SPECIALTY FUNDS

                         Global Financial Services Fund
                         Global Socially Responsive Fund
                          Mergers and Acquisitions Fund
                                 Technology Fund

                              DOMESTIC HYBRID FUNDS

                                  Managed Fund
                            Strategic Allocation Fund

                                  INCOME FUNDS

                           Government Securities Fund
                              High-Yield Bond Fund
                            Short Duration Bond Fund
                             Tax-Exempt Income Fund
                                Total Return Fund

                                MONEY MARKET FUND

                                Money Market Fund

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

     The Securities and Exchange Commission ("SEC") has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS


Important Information About the Pending Mergers of the Enterprise Funds ..     1
Introduction .............................................................     2
Enterprise Multi-Cap Growth Fund .........................................     3
Enterprise Small Company Growth Fund .....................................     6
Enterprise Small Company Value Fund ......................................     9
Enterprise Capital Appreciation Fund .....................................    12
Enterprise Deep Value Fund ...............................................    15
Enterprise Equity Fund ...................................................    18
Enterprise Equity Income Fund ............................................    21
Enterprise Growth Fund ...................................................    24
Enterprise Growth and Income Fund ........................................    27
Enterprise International Growth Fund .....................................    30
Enterprise Global Financial Services Fund ................................    33
Enterprise Global Socially Responsive Fund ...............................    36
Enterprise Mergers and Acquisitions Fund .................................    40
Enterprise Technology Fund ...............................................    43
Enterprise Managed Fund ..................................................    47
Enterprise Strategic Allocation Fund .....................................    51
Enterprise Government Securities Fund ....................................    54
Enterprise High-Yield Bond Fund ..........................................    57
Enterprise Short Duration Bond Fund ......................................    61
Enterprise Tax-Exempt Income Fund ........................................    64
Enterprise Total Return Fund .............................................    67
Enterprise Money Market Fund .............................................    70
Additional Information About the Funds' Investments and Risks ............    72
Higher-Risk Securities and Practices .....................................    74
Fund Services ............................................................    77
   Investing in the Funds ................................................    77
   How Sales Charges are Calculated ......................................    79
   Ways to Reduce or Eliminate Sales Charges .............................    85
   It's Easy to Open an Account ..........................................    87
   Buying Shares .........................................................    88
   Selling Shares ........................................................    89
   Selling Shares in Writing .............................................    91
   Exchanging Shares .....................................................    92
   Restrictions on Buying, Selling and Exchanging Shares .................    92
   How Fund Shares are Priced ............................................    94
   Dividends and Other Distributions .....................................    95
   Tax Consequences ......................................................    95
Fund Management ..........................................................    96
   The Investment Advisors................................................    96
   The Fund Managers .....................................................    98
   Expense Limitation Agreement ..........................................   101
Financial Highlights .....................................................   102

     IMPORTANT INFORMATION ABOUT THE PENDING MERGERS OF THE ENTERPRISE FUNDS

     On July 8, 2004, AXA Financial, Inc. ("AXA Financial") acquired The MONY Group Inc. Prior to the merger, subsidiaries of both companies were involved in managing separate mutual fund groups--the recently rebranded AXA Enterprise Multimanager Funds, managed by AXA Equitable Life Insurance Company, and The Enterprise Group of Funds, Inc., managed by Enterprise Capital Management, Inc. ("Enterprise Capital" or "ECM"). Recently, AXA Financial, in conjunction with Enterprise Capital and the Enterprise Board of Directors, decided to unite both mutual fund groups under one fund family brand called AXA Enterprise.


     To accomplish the creation of one fund family, the Enterprise Board of Directors approved the merger of each Enterprise Fund into a corresponding fund managed by AXA Equitable, subject to shareholder approval, as set forth below:

Enterprise Fund to be Merged                 Acquiring Fund
-------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Fund         AXA Enterprise Capital Appreciation Fund
Enterprise Deep Value Fund                   AXA Enterprise Deep Value Fund
Enterprise Equity Fund                       AXA Enterprise Equity Fund
Enterprise Equity Income Fund                AXA Enterprise Equity Income Fund
Enterprise Global Financial Services Fund    AXA Enterprise Global Financial Services Fund
Enterprise Global Socially Responsive Fund   AXA Enterprise Global Socially Responsive Fund
Enterprise Government Securities Fund        AXA Enterprise Government Securities Fund
Enterprise Growth and Income Fund            AXA Enterprise Growth and Income Fund
Enterprise High-Yield Bond Fund              AXA Enterprise High-Yield Bond Fund
Enterprise International Growth Fund         AXA Enterprise International Growth Fund
Enterprise Mergers and Acquisitions Fund     AXA Enterprise Mergers and Acquisitions Fund
Enterprise Money Market Fund                 AXA Enterprise Money Market Fund
Enterprise Short Duration Bond Fund          AXA Enterprise Short Duration Bond Fund
Enterprise Small Company Growth Fund         AXA Enterprise Small Company Growth Fund
Enterprise Small Company Value Fund          AXA Enterprise Small Company Value Fund
Enterprise Tax-Exempt Income Fund            AXA Enterprise Tax-Exempt Income Fund
Enterprise Growth Fund                       AXA Enterprise Growth Fund
Enterprise Strategic Allocation Fund         AXA Enterprise Growth Fund
Enterprise Multi-Cap Growth Fund             AXA Enterprise Growth Fund
Enterprise Technology Fund                   AXA Enterprise Multimanager Technology Fund
Enterprise Total Return Fund                 AXA Enterprise Multimanager Core Bond Fund
Enterprise Managed Fund                      AXA Enterprise Moderate-Plus Allocation Fund


     The Meeting of Shareholders of each Enterprise Fund held on March 31, 2005 and adjourned to April 29, 2005 was further adjourned to May 24, 2005. It is anticipated that, subject to shareholder approval, the effective date of the mergers will be on or about June 3, 2005. Until that date, however, you will be able to invest in each of the Enterprise Funds listed above. Accordingly, if you intend to so invest, you should read this Prospectus and the Statement of Additional Information, together with the Proxy Statements/Prospectuses (available upon request) relating to the pending mergers.

     For more information about the pending mergers or the Acquiring Funds, please visit www.axaenterprise.com or call 1-800-432-4320.

                                  INTRODUCTION


     The Enterprise Group of Funds, Inc. ("Enterprise") is a mutual fund family that offers different classes of shares in separate investment portfolios or Funds. This prospectus relates to Class A, B and C shares of the Funds. The Funds have individual objectives and strategies to offer investors a broad range of investment alternatives.


     Enterprise Capital Management, Inc. ("ECM") is the investment advisor to each Fund except the Money Market Fund for which AXA Equitable Life Insurance Company ("AXA Equitable") serves as the investment advisor (each, an "Advisor" and together, the "Advisors"). The Advisors select a Fund Manager for each Fund's portfolio on the basis of a number of criteria, including the Fund Manager's reputation, resources and performance results. Enterprise Fund Distributors, Inc. (the "Distributor"), an affiliate of the Advisors to the Funds, is the principal underwriter for shares of the Funds.


     Before investing in any mutual fund, you should consider the general risks involved. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which these securities trade. In addition, the investments made by a Fund may underperform the market generally or other mutual funds with similar investment objectives as the Fund. As with other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund may not achieve its objective. In addition, for temporary defensive purposes, each Fund (other than the Money Market Fund) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Fund is invested in these instruments, the Fund will not be pursuing its investment goal. Further, a Fund's objective may not be changed without shareholder approval.

                        ENTERPRISE MULTI-CAP GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Long-term capital appreciation

PRINCIPAL INVESTMENTS Equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or traded in the over-the-counter market


FUND MANAGER Montag & Caldwell, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small- and medium-sized company stocks for the possibility of higher returns; and want to diversify their portfolio to include small, medium and large company stocks


INVESTMENT STRATEGIES The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund Manager expects a high portfolio turnover rate of 100% or more.

PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

                                [GRAPHIC OMITTED]

                     (30.42)  (17.36)  (35.82)  33.73   6.78
                       2000     2001     2002    2003   2004

BEST QUARTER(1)                                                 WORST QUARTER
    16.63%                                                         -22.53%
(JUNE 30, 2003)                                              (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                  PAST ONE  PAST FIVE  RETURN SINCE
DECEMBER 31, 2004)                                                                YEAR      YEARS     INCEPTION(2)
-------------------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Fund(3) ...   Class A                                 1.69%    (12.88)%      6.33%
                                          Return before taxes
                                          Class A                                 1.69%    (12.88)%      6.20%
                                          Return after taxes on distributions
                                          Class A                                 1.10%    (10.43)%      5.43%
                                          Return after taxes on distributions
                                          and sale of Fund shares
                                          Class B                                 1.35%    (12.85)%      6.57%
                                          Return before taxes
                                          Class C                                 5.21%    (12.54)%      6.65%
                                          Return before taxes
S&P 500 Index(4) ......................                                          10.88%     (2.30)%     (0.87)%


----------


(1) The best quarter since inception was 47.29% for the quarter ending December 31, 1999.
(2) Inception date for Classes A, B and C is July 1, 1999. Performance reflects average annual returns from July 1, 1999 to December 31, 2004 for each class of shares. Performance for the S&P 500 Index reflects the average annual return from July 1, 1999 to December 31, 2004.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPOs"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.


(4) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................    4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%     2.00%     2.00%
Account Fee .................................................................      *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    1.00%     1.00%     1.00%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%     1.00%     1.00%
Other Expenses(8) ...........................................................    0.64%     0.64%     0.64%
                                                                                -----------------------------
Total Annual Fund Operating Expenses ........................................    2.09%     2.64%     2.64%
Less Expense Reimbursement(9)................................................   (0.09%)   (0.09%)   (0.09%)
                                                                                -----------------------------
Net Annual Fund Operating Expenses ..........................................    2.00%     2.55%     2.55%
                                                                                =============================


----------------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8)  Expense information in the table has been restated to reflect current fees.
(9) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       Enterprise Multi-Cap Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)      (2)     (1)      (2)
1 Year .....    $  668   $  758   $  258   $  358   $  258
3 Years ....    $1,090   $1,212   $  812   $  812   $  812
5 Years ....    $1,533   $1,592   $1,392   $1,392   $1,392
10 Years ...    $2,774   $2,834   $2,834   $2,967   $2,967

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                      ENTERPRISE SMALL COMPANY GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies

FUND MANAGER Eagle Asset Management, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks


INVESTMENT STRATEGIES The Small Company Growth Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Fund Manager looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

The bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                [GRAPHIC OMITTED]


               (4.06)  48.22   0.55  (5.72)  (24.71)  22.89   9.69
                1998    1999   2000   2001     2002    2003   2004


    BEST QUARTER                                               WORST QUARTER
       30.84%                                                     -24.45%
(DECEMBER 31, 1999)                                         (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                       PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                     YEAR       YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------------
Enterprise Small Company Growth Fund(2) ...   Class A                  4.49%     (1.73)%       3.27%
                                              Return before taxes
                                              Class A                  4.49%     (2.18)%       2.83%
                                              Return after taxes
                                              on distributions
                                              Class A                  2.92%     (1.66)%       2.59%
                                              Return after taxes
                                              on distributions and
                                              sale of Fund shares
                                              Class B                  4.13%     (1.64)%       3.32%
                                              Return before taxes
                                              Class C                  8.13%     (1.27)%       3.37%
                                              Return before taxes
Russell 2000 Index(3) .....................                           18.33%      6.61%        7.83%


----------


(1) Inception date for Classes A, B and C is July 17, 1997. Performance reflects average annual returns from July 17, 1997 to December 31, 2004 for each share class and the Russell 2000 Index.


(2)  Includes sales charge.
(3) This unmanaged broad-based index measures the performance of 2,000 small and mid-capitalization companies. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1)...............................................    4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................    4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%     2.00%     2.00%
Account Fee..................................................................      *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    1.00%     1.00%     1.00%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%     1.00%     1.00%
Other Expenses ..............................................................    0.57%     0.57%     0.57%
                                                                                -----------------------------
Total Annual Fund Operating Expenses ........................................    2.02%     2.57%     2.57%
Less Expense Reimbursement(8) ...............................................   (0.37%)   (0.37%)   (0.37%)
                                                                                -----------------------------
Net Annual Fund Operating Expenses ..........................................    1.65%     2.20%     2.20%
                                                                                =============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) This sales charge varies depending upon how much you invest. See "Fund Services."

(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."

(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."

(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                   Enterprise Small Company Growth Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)      (2)     (1)      (2)
                         ------   ------   ------   ------
1 Year .....    $  635   $  723   $  223   $  323   $  223
3 Years ....    $1,044   $1,164   $  764   $  764   $  764
5 Years ....    $1,479   $1,532   $1,332   $1,332   $1,332
10 Years ...    $2,683   $2,743   $2,743   $2,877   $2,877


----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                       ENTERPRISE SMALL COMPANY VALUE FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Maximum capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies

FUND MANAGER GAMCO Investors, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks


INVESTMENT STRATEGIES The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued--that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of $2.0 billion or less at the time of investment. The Fund Manager will not sell a company's securities solely because that company's market capitalization rises above $2.0 billion. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]



9.29   11.28   44.24   5.15   16.13   6.52   4.63   (11.88)  37.94  18.98
1995    1996    1997   1998    1999   2000   2001     2002    2003   2004



 BEST QUARTER                                                   WORST QUARTER
     19.53%                                                        -17.01%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                          PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                        YEAR       YEARS       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------------
Enterprise Small Company Value
   Fund(2) ...................   Class A                  13.30%     8.94%      12.64%           --
                                 Return before taxes
                                 Class A                  13.09%     8.00%      11.22%           --
                                 Return after taxes
                                 on distributions
                                 Class A                   8.93%     7.24%      10.39%           --
                                 Return after taxes
                                 on distributions and
                                 sale of Fund shares
                                 Class B                  13.31%     9.12%        N/A         12.90%
                                 Return before taxes
                                 Class C                  17.16%     9.38%        N/A         13.02%
                                 Return before taxes
Russell 2000 Index(3) ........                            18.33%     6.61%      11.54%           --


----------


(1) Inception dates for Class A, Class B and Class C shares are October 1, 1993, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the Russell 2000 Index since inception of the Fund's Class B and Class C shares are 11.19% and 10.01%, respectively.


(2)  Includes sales charge.
(3) This unmanaged broad-based index measures the performance of 2,000 small and mid-capitalization companies. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER  FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)              CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................   4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................   4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...   None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......   2.00%     2.00%     2.00%
Account Fee ......... .......................................................     *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................   0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees(7) ....................................   0.45%     1.00%     1.00%
Other Expenses ..............................................................   0.39%     0.39%     0.39%
                                                                                ----------------------------
Total Annual Fund Operating Expenses ........................................   1.59%     2.14%     2.14%
Less Expense Reimbursement(8)................................................     --%       --%       --%
                                                                                ----------------------------
Net Annual Fund Operating Expenses...........................................   1.59%     2.14%     2.14%
                                                                                ============================


--------------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) This sales charge varies depending upon how much you invest. See "Fund Services."

(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."

(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."

(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.75%, 2.30% and 2.30% for Class A, Class B, and Class C shares, respectively. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                   Enterprise Small Company Value Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)      (2)      (1)      (2)
                         ------   ------   ------   ------
1 Year .....    $  629   $  717   $  217   $  317   $  217
3 Years ....    $  953   $1,070   $  670   $  670   $  670
5 Years ....    $1,299   $1,349   $1,149   $1,149   $1,149
10 Years ...    $2,274   $2,333   $2,333   $2,472   $2,472



----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                      ENTERPRISE CAPITAL APPRECIATION FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Maximum capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

FUND MANAGER Marsico Capital Management, LLC

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies


INVESTMENT STRATEGIES Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Fund Manager selects for their growth potential. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund also may invest in equity securities of small- and mid-capitalization companies. The Fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times when the Fund Manager is accumulating new positions, phasing out existing positions or responding to exceptional market conditions. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



PRINCIPAL RISKS The Fund's investment universe consists of large, medium and small capitalization common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

                                [GRAPHIC OMITTED]

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.


25.70   16.52   20.27   30.15   39.39   (14.19)  (20.40)  (17.48)  32.00   12.71
 1995    1996    1997    1998    1999     2000     2001     2002    2003   2004


    BEST QUARTER                                                WORST QUARTER
       34.48%                                                      -18.01%
(DECEMBER 31, 1999)                                         (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                      PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                                    YEAR       YEARS       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Fund(2) ...   Class A                 7.35%     (4.39%)      9.83%          --
                                              Return before taxes
                                              Class A                 7.35%     (5.19%)      7.52%          --
                                              Return after taxes
                                              on distributions
                                              Class A                 4.78%     (3.98%)      7.54%          --
                                              Return after taxes
                                              on distributions
                                              and sale of Fund
                                              shares
                                              Class B                 7.06%     (4.32%)       N/A         9.64%
                                              Return before taxes
                                              Class C                11.07%     (3.97%)       N/A         7.93%
                                              Return before taxes
S&P 500 Index(3) ..........................                          10.88%     (2.30%)     12.07%          --

----------


(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the S&P 500 Index since the inception of the Fund's Class B and Class C shares are 11.11% and 7.20%, respectively.


(2)  Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER  FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN A FUND)                CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................   4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................   4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...   None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......   2.00%     2.00%     2.00%
Account Fee .................................................................     *         *         *
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................   0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees(7) ....................................   0.45%     1.00%     1.00%
Other Expenses ..............................................................   0.43%     0.43%     0.43%
                                                                                ----------------------------
Total Annual Fund Operating Expenses ........................................   1.63%     2.18%     2.18%

Less Expense Reimbursement(8) ...............................................     --%       --%       --%
                                                                                ----------------------------
Net Annual Fund Operating Expenses ..........................................   1.63%     2.18%     2.18%
                                                                                ============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.75%, 2.30% and 2.30% for Class A, Class B and Class C shares, respectively. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                   Enterprise Capital Appreciation Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)      (2)     (1)      (2)
                         ------   ------   ------   ------
1 Year .....    $  633   $  721   $  221   $  321   $  221
3 Years ....    $  965   $1,082   $  682   $  682   $  682
5 Years ....    $1,319   $1,369   $1,169   $1,169   $1,169
10 Years ...    $2,316   $2,374   $2,374   $2,513   $2,513

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                           ENTERPRISE DEEP VALUE FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

PRINCIPAL INVESTMENTS U.S. common stocks


FUND MANAGER Barrow, Hanley, Mewhinney & Strauss, Inc.


WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


INVESTMENT STRATEGIES Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies that the Fund Manager considers to be undervalued. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in companies with mid-sized or small market capitalizations and may invest up to 20% in foreign securities. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Fund may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Value stocks involve the risk that they may never reach what the Fund Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because the Fund will invest in stocks whose price/earnings ratios may be below the average of the Russell 1000 Value Index, there is a greater risk that they may not reach what the Fund Manager believes is their full market value. These stocks may also decline further in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may be higher or lower than that of other types of funds (such as those emphasizing growth stocks). If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares of the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


                              (22.97)  28.87   9.48
                                2002    2003   2004



  BEST QUARTER                                                 WORST QUARTER
     16.80%                                                       -20.09%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 2002)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


----------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                             PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                           YEAR     INCEPTION(1)
----------------------------------------------------------------------------------
Enterprise Deep Value Fund(2) ...   Class A                   4.33%      0.85%
                                    Return before taxes
                                    Class A                   4.08%      0.60%
                                    Return after taxes
                                    on distributions
                                    Class A                   2.81%      0.56%
                                    Return after taxes
                                    on distributions and
                                    sale of Fund shares
                                    Class B                   3.82%      0.86%
                                    Return before taxes
                                    Class C                   7.92%      1.70%
                                    Return before taxes
Russell 1000 Value Index(3) .....                            16.49%      5.13%


----------

(1) Inception date for Classes A, B and C is May 31, 2001. Performance reflects average annual returns from May 31, 2001 to December 31, 2004 for each share class and the Russell 1000 Value Index.

(2)  Includes sales charge.


(3) This unmanaged index of stocks included in the Russell 1000 Value Index has lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................    4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%     2.00%     2.00%
Account Fee .................................................................      *         *         *
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%     1.00%     1.00%
Other Expenses ..............................................................    0.68%     0.68%     0.68%
                                                                                -----------------------------
Total Annual Fund Operating Expenses ........................................    1.88%     2.43%     2.43%
Less Expense Reimbursement(8) ...............................................   (0.38)%   (0.38)%   (0.38)%
                                                                                -----------------------------
Net Annual Fund Operating Expenses ..........................................    1.50%     2.05%     2.05%
                                                                                =============================


-------------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       Enterprise Deep Value Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)      (2)     (1)      (2)
                         ------   ------   ------   ------
1 Year .....    $  620   $  708   $  208   $  308   $  208
3 Years ....    $1,003   $1,121   $  721   $  721   $  721
5 Years ....    $1,409   $1,461   $1,261   $1,261   $1,261
10 Years ...    $2,542   $2,601   $2,601   $2,738   $2,738

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                             ENTERPRISE EQUITY FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Long-term capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks

FUND MANAGER TCW Investment Management Company

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment


INVESTMENT STRATEGIES The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in equity securities of U.S. large capitalization companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

The bar chart on the next page shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

                                  [BAR CHART]

              9.38   17.15   (4.82)  (18.75)  (29.82)  50.78  12.89
              1998    1999    2000     2001     2002    2003   2004

    BEST QUARTER                                                WORST QUARTER
       24.62%                                                      -24.87%
(DECEMBER 31, 2001)                                         (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                          PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                        YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------
Enterprise Equity Fund(2) ....   Class A                  7.53%     (2.52)%      4.16%
                                 Return before taxes
                                 Class A                  7.53%     (2.64)%      3.76%
                                 Return after taxes
                                 on distributions
                                 Class A                  4.89%     (2.17)%      3.38%
                                 Return after taxes
                                 on distributions and
                                 sale of Fund shares
                                 Class B                  7.43%     (2.44)%      4.29%
                                 Return before taxes
                                 Class C                 11.43%     (2.05)%      4.30%
                                 Return before taxes
S&P 500 Index(3) .............                           10.88%     (2.30)%      7.20%

-------------


(1) Inception date for Classes A, B and C is May 1, 1997. Performance reflects average annual returns from May 1, 1997 to December 31, 2004 for each share class. Performance for the S&P 500 Index reflects the average annual returns from May 1, 1997 to December 31, 2004.


(2)  Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................    4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%     2.00%     2.00%
Account Fee .................................................................      *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%     1.00%     1.00%
Other Expenses ..............................................................    0.44%     0.44%     0.44%
                                                                                -----------------------------
Total Annual Fund Operating Expenses ........................................    1.64%     2.19%     2.19%
Less Expense Reimbursement(8) ...............................................   (0.04%)   (0.04%)   (0.04%)
                                                                                -----------------------------
Net Annual Fund Operating Expenses ..........................................    1.60%     2.15%     2.15%
                                                                                =============================


-------------

(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                          Enterprise Equity Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)     (2)      (1)       (2)
                         ------   ------   ------   ------
1 Year .....    $  630   $  718   $  218   $  318   $  218
3 Years ....    $  964   $1,081   $  681   $  681   $  681
5 Years ....    $1,321   $1,371   $1,171   $1,171   $1,171
10 Years ...    $2,323   $2,382   $2,382   $2,521   $2,521

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                          ENTERPRISE EQUITY INCOME FUND

[GRAPHIC]

FUND PROFILE


INVESTMENT OBJECTIVE A combination of growth and income to achieve an above average and consistent total return


PRINCIPAL INVESTMENTS Dividend-paying U.S. common stocks

FUND MANAGER Boston Advisors, Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


INVESTMENT STRATEGIES The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The goal is capital appreciation combined with an above-market level of dividend income. The Fund Manager has three objectives in constructing the portfolio: 1) each individual stock holding will pay a dividend at least annually; 2) the overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) at least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Fund's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Fund invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

The bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


33.40   17.86   28.08   11.13   7.20   5.44   (11.83)  (15.23)  26.38  18.59
 1995    1996    1997    1998   1999   2000     2001     2002    2003   2004


    BEST QUARTER                                               WORST QUARTER
       16.01%                                                     -17.69%
(DECEMBER 31, 2003)                                        (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                              YEAR       YEARS      YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------------------
Enterprise Equity Income Fund(2) ....   Class A                12.94%       2.38%     10.44%         --
                                        Return before taxes
                                        Class A                12.28%       1.43%      8.75%         --
                                        Return after taxes
                                        on distributions
                                        Class A                 8.69%       1.61%      8.32%         --
                                        Return after taxes
                                        on distributions
                                        and sale of Fund
                                        shares
                                        Class B                12.90%       2.48%      N/A         9.74%
                                        Return before taxes
                                        Class C                16.93%       2.83%      N/A         6.33%
                                        Return before taxes
S&P 500 Index(3) ....................                          10.88%      (2.30)%    12.07%         --
S&P 500/Barra Value Index(4) ........                          15.68%       2.49%     12.25%         --


----------


(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the S&P 500 Index since the inception of the Fund's Class B and Class C shares are 11.11% and 7.20%, respectively, and the average annual total returns of the S&P 500/Barra Value Index for the Class B and Class C shares since inception are 11.23% and 7.98%, respectively.


(2)  Includes sales charge.


(3) This unmanaged broad-based index includes 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. Effective May 3, 2004, this index replaced the S&P 500/Barra Value Index as the Fund's broad-based index as it more appropriately reflects the Fund's broad-based market.


(4) This unmanaged broad-based index is comprised of S&P companies with low price to book ratios. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%      2.00%      2.00%
Account Fee .................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)         CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%      1.00%      1.00%
Other Expenses ..............................................................    0.42%      0.42%      0.42%
                                                                                -------------------------------
Total Annual Operating Expenses .............................................    1.62%      2.17%      2.17%
Less Expense Reimbursement(8) ...............................................   (0.12%)    (0.12%)    (0.12%)
                                                                                -------------------------------
Net Annual Fund Operating Expenses ..........................................    1.50%      2.05%      2.05%
                                                                                ===============================


----------

(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)  This sales charge varies depending upon how much you invest. See
     "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you sell Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                      Enterprise Equity Income Fund
               -------------------------------------------
               Class A        Class B         Class C
               -------   ---------------   ---------------
                           (1)      (2)      (1)      (2)
                         ------   ------   ------   ------
1 Year .....    $  620   $  708   $  208   $  308   $  208
3 Years ....    $  951   $1,068   $  668   $  668   $  668
5 Years ....    $1,304   $1,353   $1,153   $1,153   $1,153
10 Years ...    $2,296   $2,354   $2,354   $2,494   $2,494



----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                             ENTERPRISE GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of large capitalization companies

FUND MANAGER Montag & Caldwell, Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment


INVESTMENT STRATEGIES Under normal circumstances, the Growth Fund invests primarily in equity securities of U.S. large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The strategy employed by the Fund Manager combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

The bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


39.98   32.60   31.76   30.94   22.08   (7.94)  (13.35)  (23.28)  16.28   3.72
 1995    1996    1997    1998    1999    2000     2001     2002    2003   2004


    BEST QUARTER                                                  WORST QUARTER
       26.81%                                                        -15.59%
(DECEMBER 31, 1998)                                             (MARCH 31, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                              YEAR       YEARS       YEARS    INCEPTION(1)
------------------------------------------------------------------------------------------------------------
Enterprise Growth Fund(2) ...........   Class A               (1.20)%      (6.80)%    10.63%         --
                                        Return before taxes
                                        Class A               (1.20)%      (7.16)%     9.83%         --
                                        Return after taxes
                                        on distributions
                                        Class A               (0.78)%      (5.69)%     9.12%         --
                                        Return after taxes
                                        on distributions
                                        and sale of Fund
                                        shares
                                        Class B               (1.87)%      (6.74)%      N/A        9.78%
                                        Return before taxes
                                        Class C                2.15%       (6.39)%      N/A        4.33%
                                        return before taxes
S&P 500 Index(3) ....................                         10.88%       (2.30)%    12.07%         --

----------


(1) Inception dates for Class A, Class B and Class C shares are February 28, 1968, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the S&P 500 Index since the inception of the Fund's Class B and Class C shares are 11.11% and 7.20%, respectively.


(2)  Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................   4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................   4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......   None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........   2.00%     2.00%     2.00%
Account Fee ....................................................................      *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................   0.75%     0.75%     0.75%
Distribution and Service (12b-1) Fees(7) .......................................   0.45%     1.00%     1.00%
Other Expenses .................................................................   0.35%     0.35%     0.35%
                                                                                   ---------------------------
Total Annual Fund Operating Expenses ...........................................   1.55%     2.10%     2.10%
Less Expense Reimbursement(8) ..................................................     --%       --%       --%
                                                                                   ---------------------------
Net Annual Fund Operating Expenses .............................................   1.55%     2.10%     2.10%
                                                                                   ===========================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.60%, 2.15% and 2.15% for Class A, Class B and Class C shares, respectively. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services -- It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                         Enterprise Growth Fund
                 -------------------------------------------
                 Class A        Class B         Class C
                 -------   ---------------   ---------------
                             (1)      (2)      (1)      (2)
1 Year .......    $  625   $  713   $  213   $  313   $  213
3 Years ......    $  941   $1,058   $  658   $  658   $  650
5 Years ......    $1,280   $1,329   $1,129   $1,129   $1,129
10 Years .....    $2,233   $2,291   $2,291   $2,431   $2,431

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                        ENTERPRISE GROWTH AND INCOME FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

PRINCIPAL INVESTMENTS Broadly diversified group of U.S. common stocks

FUND MANAGER UBS Global Asset Management (Americas) Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


INVESTMENT STRATEGIES Under normal circumstances, the Growth and Income Fund invests primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and secondly, income. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund also may invest in equity securities of small- and mid-capitalization companies. In seeking income, the Fund generally invests in stocks of dividend-paying companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock.


In selecting securities, the Fund Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Fund Manager's assessment of what a security is worth. The Fund Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Fund Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Fund Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund's investment in small and intermediate capitalization stocks may be more volatile than investments in larger companies. Such securities may be less liquid than others, and this could make it difficult to sell a security at the time and price desired.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

                                   [BAR CHART]

            16.50   32.97   (0.05)  (14.32)  (26.67)  26.71   12.84
             1998    1999    2000     2001     2002    2003   2004

    Best Quarter                                                Worst Quarter
       19.29%                                                      -19.29%
(December 31, 1998)                                         (September 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                   PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                 YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Enterprise Growth and Income Fund(2) ...   Class A                7.49%     (3.08)%     4.23%
                                           Return before taxes
                                           Class A                7.49%     (3.10)%     4.05%
                                           Return after taxes
                                           on distributions
                                           Class A                4.87%     (2.60)%     3.55%
                                           Return after taxes
                                           on distributions
                                           and sale of Fund
                                           shares
                                           Class B                7.26%     (3.05)%     4.35%
                                           Return before taxes
                                           Class C               11.25%     (2.66)%     4.37%
                                           Return before taxes
S&P 500 Index(3) .......................                         10.88%     (2.30)%     5.15%


----------


(1) Inception date for Classes A, B and C is July 17, 1997. Performance reflects average annual returns from July 17, 1997 to December 31, 2004 for each share class and the S&P 500 Index. Performance reflects average annual returns from July 31, 1997 to December 31, 2004 for the Wilshire 500 Equity Index.


(2)  Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                   CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................       *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)            CLASS A    CLASS B    CLASS C
-----------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    0.52%      0.52%      0.52%
                                                                                   ------------------------------
Total Annual Fund Operating Expenses ...........................................    1.72%      2.27%      2.27%
Less Expense Reimbursement(8) ..................................................   (0.22%)    (0.22%)    (0.22%)
                                                                                   ------------------------------
Net Annual Fund Operating Expenses .............................................    1.50%      2.05%      2.05%
                                                                                   ==============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                      Enterprise Growth and Income Fund
                 -------------------------------------------
                 Class A       Class B           Class C
                 -------   ---------------   ---------------
                             (1)      (2)      (1)      (2)
                           ------   ------   ------   ------
1 Year .......    $  620   $  708   $  208   $  308   $  208
3 Years ......    $  971   $1,088   $  688   $  688   $  688
5 Years ......    $1,344   $1,395   $1,195   $1,195   $1,195
10 Years .....    $2,391   $2,450   $2,450   $2,588   $2,588

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                      ENTERPRISE INTERNATIONAL GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS Non-U.S. based equity securities

FUND MANAGER SSgA Funds Management, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns


INVESTMENT STRATEGIES The International Growth Fund normally invests at least 80% of its net assets in equity securities of foreign companies that the Fund Manager believes are undervalued. Foreign companies include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Fund does not limit its investments to issuers within a specific market capitalization range, but generally invests in large capitalization companies (i.e. those with market capitalization in excess of $10 billion at the time of investment). The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses an approach that involves bottom-up stock selection. The Fund Manager diversifies investments among European, Australasian and Far East ("EAFE") markets, identifying and investing in those companies domiciled outside of the United States that the Fund Manager believes have and will maintain a strategic competitive advantage versus their peers over the long term. These companies tend to be highly capitalized "blue chip" names and have established success relative to their global peers in sustained profitability. The Fund also may invest in U.S. securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks or ADRs of foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

The bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


15.17   12.32   4.75   14.28   39.76   (19.75)  (30.14)  (19.66)  30.00   4.70
 1995    1996   1997    1998    1999     2000     2001     2002    2003   2004


    BEST QUARTER                                                WORST QUARTER
       31.07%                                                      -27.75%
(DECEMBER 31, 1999)                                         (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                     PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                                   YEAR       YEARS       YEARS    INCEPTION(1)
-----------------------------------------------------------------------------------------------------------------
Enterprise International Growth
   Fund(2) .............................   Class A                  (0.29)%    (10.20)%     2.37%          --
                                           Return before taxes
                                           Class A                  (0.34)%    (10.38)%     1.34%          --
                                           Return after taxes on
                                           distributions
                                           Class A                  (0.19)%     (8.40)%     1.57%          --
                                           Return after taxes
                                           on distributions and
                                           sale of Fund shares
                                           Class B                  (0.86)%    (10.28)%      N/A         2.34%
                                           Return before taxes
                                           Class C                   3.03%      (9.96)%      N/A        (0.61)%
                                           Return before taxes
MSCI EAFE Index(3) .....................                            20.25%      (1.13)%     5.62%          --

----------

(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the MSCI EAFE Index since the inception of the Fund's Class B and Class C shares are 5.21% and 5.24%, respectively.


(2)  Includes sales charge.


(3) The Morgan Stanley Capital International Europe, Australasia and the Far East ("MSCI EAFE") Index is a market capitalization weighted, equity index comprised of 1,005 companies that are representative of the market structure of 21 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. An index does not have an investment advisor and does not pay commissions or expenses. It includes reinvested dividends. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................       *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)            CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.85%      0.85%      0.85%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    0.58%      0.58%      0.58%
                                                                                   -------------------------------
Total Annual Fund Operating Expenses ...........................................    1.88%      2.43%      2.43%
Less Expense Reimbursement(8) ..................................................   (0.03%)    (0.03%)    (0.03%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    1.85%      2.40%      2.40%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                     Enterprise International Growth Fund
                 -------------------------------------------
                 Class A       Class B           Class C
                 -------   ---------------   ---------------
                             (1)      (2)      (1)      (2)
                           ------   ------   ------   ------
1 Year .......    $  654   $  743   $  243   $  343   $  243
3 Years ......    $1,035   $1,155   $  755   $  755   $  755
5 Years ......    $1,440   $1,493   $1,293   $1,293   $1,293
10 Years .....    $2,569   $2,628   $2,628   $2,764   $2,764

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                    ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS Common stocks of domestic and foreign financial services companies

FUND MANAGER Sanford C. Bernstein & Co., LLC

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; want investment in the global financial services sector; and are willing to accept the increased risk of international investing for the possibility of higher returns


INVESTMENT STRATEGIES The Global Financial Services Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic and foreign financial services companies. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. Under normal circumstances, the Fund will invest a significant portion of its assets in the securities of companies located outside the U.S. The Fund does not limit its investments to issuers within a specific market capitalization range. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests in common stocks of domestic and foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. Because the Fund concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Fund holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

                                   [BAR CHART]

                  (5.01)  21.90   (8.37)  (9.21)  38.21   20.33
                   1999    2000    2001    2002    2003    2004

 BEST QUARTER                                                   WORST QUARTER
     24.32%                                                        -23.66%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                             PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                           YEAR       YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------------------
Enterprise Global Financial Services Fund(2) ....   Class A                  14.58%      9.94%        10.31%
                                                    Return before taxes
                                                    Class A                  12.53%      8.84%         9.23%
                                                    Return after taxes
                                                    on distributions
                                                    Class A                   9.64%      8.01%         8.37%
                                                    Return after taxes
                                                    on distributions and
                                                    sale of Fund shares
                                                    Class B                  14.65%     10.16%        10.55%
                                                    Return before taxes
                                                    Class C                  18.70%     10.40%        10.56%
                                                    Return before taxes
MSCI World Index(3) .............................                            14.72%     (2.45)%        4.75%

----------
(1) Inception date for Classes A, B, and C is October 1, 1998. Performance reflects average annual returns from October 1, 1998 to December 31, 2004 for each share class. Performance for the MSCI World Index reflects the average annual return from September 30, 1998 to December 31, 2004.
(2)  Includes sales charge.
(3) The Morgan Stanley Capital International World Index ("MSCI World Index") is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                   CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)            CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.85%      0.85%      0.85%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    0.62%      0.62%      0.62%
                                                                                   -------------------------------
Total Annual Fund Operating Expenses ...........................................    1.92%      2.47%      2.47%
Less Expense Reimbursement(8) ..................................................   (0.17%)    (0.17%)    (0.17%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    1.75%      2.30%      2.30%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) This sales charge varies depending upon how much you invest. See "Fund Services."

(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."

(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."

(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services -- It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


              Enterprise Global Financial Services Fund
             -------------------------------------------
             Class A       Class B           Class C
             -------   ---------------   ---------------
                         (1)      (2)      (1)      (2)
                       ------   ------   ------   ------
1 Year....    $  644   $  733   $  233   $  333   $  233
3 Years...    $1,034   $1,153   $  753   $  753   $  753
5 Years...    $1,447   $1,500   $1,300   $1,300   $1,300
10 Years      $2,599   $2,658   $2,658   $2,793   $2,793



----------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

                   ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return

PRINCIPAL INVESTMENTS Equity securities of companies located in countries that are included in the MSCI World Index that meet the Fund's social and investment criteria

FUND MANAGER Rockefeller & Co., Inc.

WHO MAY WANT TO INVEST Investors who want to make socially responsible investments and want the value of their investment to grow


INVESTMENT STRATEGIES Under normal circumstances, the Global Socially Responsive Fund invests in equity securities of companies that the Fund Manager believes are socially responsive and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes provide opportunities for capital growth and income. The Fund does not limit its investments to issuers within a specific market capitalization range. Under normal circumstances, the Fund will invest a significant portion of its assets in the securities of companies located outside the U.S.

The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Fund Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Fund Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, products and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsive investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as information for U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Fund may be restricted by its focus on socially responsive investing and therefore, the investments that the Fund Manager selects may underperform other investments or the stock markets generally. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses. This bar chart shows the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

                                   [BAR CHART]

                        (10.70)  (18.41)  26.38   11.97
                          2001     2002    2003    2004

    BEST QUARTER                                                WORST QUARTER
       13.99%                                                      -17.47%
(DECEMBER 31, 2003)                                         (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                            PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------------------
Enterprise Global Socially Responsive Fund(2) ...   Class A                  6.61%      (1.02)%
                                                    Return before taxes
                                                    Class A                  6.53%      (1.06)%
                                                    Return after taxes
                                                    on distributions
                                                    Class A                  4.30%      (0.89)%
                                                    Return after taxes
                                                    on distributions
                                                    and sale of Fund
                                                    shares
                                                    Class B                  6.25%      (0.92)%
                                                    Return before taxes
                                                    Class C                 10.38%      (0.45)%
                                                    Return before taxes
MSCI World Index(3) .............................                           14.72%      (1.09)%


----------
(1) Inception date for Classes A, B, and C is September 29, 2000. Performance reflects average annual returns from September 30, 2000 to December 31, 2004 for each share class and the MSCI World Index.
(2)  Includes sales charge.


(3) The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.


FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares in the Fund. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.90%      0.90%      0.90%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    1.18%      1.18%      1.18%
                                                                                   -------------------------------
Total Annual Fund Operating Expenses ...........................................    2.53%      3.08%      3.08%
Less Expense Reimbursement(8) ..................................................   (0.78%)    (0.78%)    (0.78%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    1.75%      2.30%      2.30%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) This sales charge varies depending upon how much you invest. See "Fund Services."

(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."

(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."

(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


               Enterprise Global Socially Responsive Fund
              -------------------------------------------
              Class A       Class B           Class C
              -------   ---------------   ---------------
                         (1)      (2)      (1)      (2)
                        ------   ------   ------   ------
1 Year.....    $  644   $  733   $  233   $  333   $  233
3 Years....    $1,154   $1,278   $  878   $  878   $  878
5 Years....    $1,690   $1,748   $1,548   $1,548   $1,548
10 Years...    $3,149   $3,210   $3,210   $3,338   $3,338



----------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

                    ENTERPRISE MERGERS AND ACQUISITIONS FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS Domestic equity securities

FUND MANAGER GAMCO Investors, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover


INVESTMENT STRATEGIES Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. At times, the stock of the acquiring company may also be purchased or shorted. The Fund Manager may invest in small-, mid- and large capitalization stocks and generally invests in securities of U.S. companies. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain. It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection it is expected that the Fund will have a portfolio turnover rate of 150% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS Because the Fund invests primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. The Fund is subject to the risk that the potential private market value of the Fund's stocks will not be realized or that certain of the transactions to which some of the Fund's investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Fund. The investment policies of the Fund may lead to a higher portfolio turnover rate that could increase the Fund's expenses, generate more tangible short-term gains for shareholders and could negatively impact the Fund's performance. The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund's risk because developments affecting an individual issuer have a greater impact on the Fund's performance. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares for last year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


                              (3.28)  15.45    6.36
                               2002    2003    2004


  BEST QUARTER                                                  WORST QUARTER
     7.26%                                                         -5.05%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                        YEAR     INCEPTION(1)
-----------------------------------------------------------------------------------------------
Enterprise Mergers and Acquisitions Fund(2) ...   Class A                 1.32%        3.86%
                                                  Return before taxes
                                                  Class A                 0.23%        3.24%
                                                  Return after taxes
                                                  on distributions
                                                  Class A                 0.95%        2.94%
                                                  Return after taxes
                                                  on distributions
                                                  and sale of Fund
                                                  shares
                                                  Class B                 0.73%        3.89%
                                                  Return before taxes
                                                  Class C                 4.73%        4.58%
                                                  Return before taxes
S&P 500 Index(3) ..............................                          10.88%        1.05%


----------
(1) Inception date for Classes A, B and C is February 28, 2001. Performance reflects average annual returns from February 28, 2001 to December 31, 2004 for each share class and the S&P 500 Index.
(2)  Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................   4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................   4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......   None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........   2.00%     2.00%     2.00%
Account Fee ....................................................................     *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A   CLASS B   CLASS C
---------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................   0.90%     0.90%     0.90%
Distribution and Service (12b-1) Fees(7) .......................................   0.45%     1.00%     1.00%
Other Expenses .................................................................   0.39%     0.39%     0.39%
                                                                                   ----------------------------
Total Annual Fund Operating Expenses ...........................................   1.74%     2.29%     2.29%
Less Expense Reimbursement(8) ..................................................     --%       --%       --%
                                                                                   ----------------------------
Net Annual Fund Operating Expenses .............................................   1.74%     2.29%     2.29%
                                                                                   ============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) This sales charge varies depending upon how much you invest. See "Fund Services."

(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."

(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."

(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.

(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.90%, 2.45% and 2.45% for Class A, Class B and Class C shares, respectively. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                   Enterprise Mergers and Acquisitions Fund
                 -------------------------------------------
                 Class A        Class B         Class C
                 -------   ---------------   ---------------
                             (1)     (2)      (1)       (2)
                           ------   ------   ------   ------
1 Year .......    $  643   $  732   $  232   $  332   $  232
3 Years ......    $  997   $1,115   $  715   $  715   $  715
5 Years ......    $1,374   $1,425   $1,225   $1,225   $1,225
10 Years .....    $2,429   $2,488   $2,488   $2,626   $2,626

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                           ENTERPRISE TECHNOLOGY FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Long-term capital appreciation

PRINCIPAL INVESTMENTS Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

FUND MANAGER Fred Alger Management, Inc.


WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.


INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest in at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/ profitability and brand image via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.


PRINCIPAL RISKS The Fund may invest in common stocks. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION

The bar chart and performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than shown below.

                                   [BAR CHART]


                    (51.10)  (33.94)  (48.34)  76.89    0.96
                     2000     2001     2002     2003    2004


BEST QUARTER(1)                                                 WORST QUARTER
     32.45%                                                        -47.36%
(JUNE 30, 2003)                                              (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                             PAST ONE    PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                           YEAR        YEARS     INCEPTION(2)
-----------------------------------------------------------------------------------------------
Enterprise Technology Fund(3) ...   Class A                 (5.71)%     (22.56)%      (2.03)%
                                    Return before taxes
                                    Class A                 (5.71)%     (22.58)%      (2.13)%
                                    Return after taxes
                                    on distributions
                                    Class A                 (3.71)%     (17.30)%      (1.72)%
                                    Return after taxes
                                    on distributions and
                                    sale of Fund shares
                                    Class B                 (6.46)%     (22.53)%      (1.84)%
                                    Return before taxes
                                    Class C                 (2.41)%     (22.21)%      (1.67)%
                                    Return before taxes
S&P 500 Index(4) ................                           10.88%       (2.30)%      (0.87)%


----------
(1) The best quarter since inception was 75.30% for the quarter ending December 31, 1999.


(2) Inception Date for Classes A, B and C is July 1, 1999. Performance reflects average annual returns from July 1, 1999 to December 31, 2004 for each share class and the S&P 500 Index.
(3) Includes sales charge. A portion of the Fund's returns is attributable to its investment in IPOs. There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.


(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    1.00%      1.00%      1.00%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    0.77%      0.77%      0.77%
                                                                                   -------------------------------
Total Annual Fund Operating Expenses ...........................................    2.22%      2.77%      2.77%
Less Expense Reimbursement(8) ..................................................   (0.32%)    (0.32%)    (0.32%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    1.90%      2.45%      2.45%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) This sales charge varies depending upon how much you invest. See "Fund Services."

(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."

(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."

(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                          Enterprise Technology Fund
                 -------------------------------------------
                 Class A        Class B         Class C
                 -------   ---------------   ---------------
                             (1)     (2)      (1)       (2)
                           ------   ------   ------   ------
1 Year .......    $  659   $  748   $  248   $  348   $  248
3 Years ......    $1,107   $1,229   $  829   $  829   $  829
5 Years ......    $1,580   $1,636   $1,436   $1,436   $1,436
10 Years .....    $2,884   $2,945   $2,945   $3,076   $3,076



----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                             ENTERPRISE MANAGED FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Growth of capital over time

PRINCIPAL INVESTMENTS Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessment of relative investment values

FUND MANAGER Wellington Management Company, LLP

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow while maintaining exposure to fixed income securities but do not need to receive income on their investment

INVESTMENT STRATEGIES The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of Fund assets will be invested in equity securities, 30% of Fund assets will be invested in fixed income securities and 5% of Fund assets will be invested in cash and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of Fund assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

The Fund's equity investments will be primarily large cap companies; however, the Fund may invest in companies of any size. The strategy for the equity portion of the Fund is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

While the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests in both common stocks and debt securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger companies. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. In addition, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer and economic or political events, increasing the risk that the issuer may default on payments of interest or principal. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


  37.69   22.08   21.05   7.05   7.40   0.46   (11.83)  (21.75)  20.35    8.13
   1995    1996    1997   1998   1999   2000    2001     2002     2003    2004


  BEST QUARTER                                                 WORST QUARTER
     13.46%                                                       -16.38%
(JUNE 30, 1997)                                            (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                         PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                       YEAR       YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------
Enterprise Managed Fund(2) ...   Class A                 2.99%      (2.99)%        7.24%
                                 Return before taxes
                                 Class A                 2.70%      (3.60)%        6.24%
                                 Return after taxes
                                 on distributions
                                 Class A                 1.94%      (2.70)%        5.98%
                                 Return after taxes
                                 on distributions
                                 and sale of Fund
                                 shares
                                 Class B                 2.56%      (2.91)%        5.92%
                                 Return before taxes
                                 Class C                 6.58%      (2.60)%        1.96%
                                 Return before taxes
S&P 500 Index(3) .............                          10.88%      (2.30)%       12.07%

----------

(1) Inception dates for Class A, Class B and Class C shares were October 1, 1994, May 1, 1995 and May 1, 1997, respectively. Performance for the respective classes reflect the average annual returns from the aforementioned inception dates to December 31, 2004. The since inception return of the S&P 500 Index for the Class A shares reflects the average annual performance from September 30, 1994 to December 31, 2004. The average annual total returns of the S&P 500 Index since the inception of the Fund's Class B and Class C shares are 11.11% and 7.20%, respectively.

(2)  Includes sales charge.
(3) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ......................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%      2.00%      2.00%
Account Fee .................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A    CLASS B    CLASS C
---------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%      1.00%      1.00%
Other Expenses ..............................................................    0.56%      0.56%      0.56%
                                                                                -------------------------------
Total Annual Fund Operating Expenses ........................................    1.76%      2.31%      2.31%
Less Expense Reimbursement(8) ...............................................   (0.31%)    (0.31%)    (0.31%)
                                                                                -------------------------------
Net Annual Operating Expenses ...............................................    1.45%      2.00%      2.00%
                                                                                ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                               Enterprise Managed Fund
                    -------------------------------------------
                    Class A       Class B          Class C
                    -------   ---------------   ---------------
                                (1)      (2)     (1)      (2)
1 Year ..........    $  616   $  703   $  203   $  303   $  203
3 Years .........    $  974   $1,092   $  692   $  692   $  692
5 Years .........    $1,356   $1,407   $1,207   $1,207   $1,207
10 Years ........    $2,425   $2,484   $2,484   $2,622   $2,622


----------


(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                      ENTERPRISE STRATEGIC ALLOCATION FUND

FUND PROFILE

INVESTMENT OBJECTIVE Total return, consisting of long-term capital appreciation and current income

PRINCIPAL INVESTMENTS Domestic equity securities and U.S. Treasury notes and bills

FUND MANAGER UBS Global Asset Management (US) Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving income

INVESTMENT STRATEGIES The Fund Manager allocates the Fund's assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of either U.S. Treasury notes with remaining maturities of approximately five years or U.S. Treasury bills with remaining maturities approximately of 30 days. From time to time, the Fund Manager reallocates the Fund's assets in accordance with the recommendations of its Strategic Allocation Model. The stock portion of the Fund is designed to track the S&P 500 Index and is given greater weight, based on the Model, in periods of anticipated strong market performance than in weak periods, reallocating assets to U.S. Treasury notes or bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95%, 70%, 45%, 20% or 0%. The Model employs a price to intrinsic value analysis in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Fund Manager may, but is not required to, use options and futures to adjust the Fund's exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Fund Manager may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS Because the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a risk of investing in the Fund. As for the Fund's fixed income investments, there is the risk that their value will generally fall as interest rates rise. The Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. However, the Fund's performance generally will not be identical to the Index because of the allocation between the stock portion and fixed income portion, as well as because of fees and expenses that the Fund bears, and daily purchases and redemptions of Fund shares. The Strategic Allocation Model involves the risk that it may not correctly predict the times to shift the Fund's assets from one type of investment to another or that the Fund Manager may incorrectly time the implementation of a shift in allocation. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal invested. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares in the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                  [BAR CHART]

                        (22.07)  25.23    8.92
                         2002     2003    2004

  BEST QUARTER                                                  WORST QUARTER
     14.23%                                                        -16.55%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                      PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                    YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------------
Enterprise Strategic Allocation Fund(2) ...   Class A                3.78%        0.88%
                                              Return before taxes
                                              Class A                3.59%        0.79%
                                              Return after taxes
                                              on distributions
                                              Class A                2.47%        0.70%
                                              Return after taxes
                                              on distributions
                                              and sale of Fund
                                              shares
                                              Class B                3.27%        0.96%
                                              Return before taxes
                                              Class C                7.27%        1.80%
                                              Return before taxes
S&P 500 Index(3) ..........................                         10.88%        3.76%


----------
(1) Inception date for Classes A, B and C is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2004 for each share class and the S&P 500 Index.
(2)  Includes sales charge.
(3) The S&P 500 is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries in the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A    CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)            CLASS A    CLASS B    CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.75%      0.75%      0.75%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    0.66%      0.66%      0.66%
                                                                                   -------------------------------
Total Annual Fund Operating Expenses ...........................................    1.86%      2.41%      2.41%
Less Expense Reimbursement(8) ..................................................   (0.36%)    (0.36%)    (0.36%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    1.50%      2.05%      2.05%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                     Enterprise Strategic Allocation Fund
                 -------------------------------------------
                 Class A        Class B         Class C
                 -------   ---------------   ---------------
                             (1)      (2)     (1)      (2)
1 Year .......    $  620   $  708   $  208   $  308   $  208
3 Years ......    $  999   $1,117   $  717   $  717   $  717
5 Years ......    $1,401   $1,453   $1,253   $1,253   $1,253
10 Years .....    $2,523   $2,583   $2,583   $2,719   $2,719


----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                     ENTERPRISE GOVERNMENT SECURITIES FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Current income and safety of principal

PRINCIPAL INVESTMENTS Securities that are obligations of the U.S. Government, its agencies or instrumentalities

FUND MANAGER TCW Investment Management Company

WHO MAY WANT TO INVEST Conservative investors who want to receive income from their investment


INVESTMENT STRATEGIES The Government Securities Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. Securities issued by agencies and instrumentalities of the U.S. Government include those issued by the Government National Mortgage Association ("GNMA Certificates"), Fannie Mae and Freddie Mac. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. GNMA Certificates are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury. The Fund may invest primarily in mortgage-backed securities and may, to a limited extent, invest in collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund Manager actively manages the Fund's duration based on the Fund Manager's view of the market and interest rates. The Fund may invest in securities of any maturity. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Government Securities Fund invests primarily in U.S. Government debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. To the extent that the Fund invests in mortgage-backed securities, it is subject to additional risk. A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgage-backed securities may mature or be paid off before the stated maturity date. This has a number of drawbacks to general U.S. Government obligations. First, the Fund may have a lower return than initially calculated in the event of prepayments. A prepayment does not cause a loss of principal, only of income. Second, the monthly income payments to the Fund may fluctuate. Third, the Fund cannot predict the maturity of its investment with certainty. Fourth, the Fund would invest any resulting proceeds in other securities, generally at the then prevailing lower interest rates. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


19.00%  6.28   8.41   6.82   0.58   10.69   7.67   8.96   2.13   3.85
 1995   1996   1997   1998   1999    2000   2001   2002   2003   2004


  BEST QUARTER                                                    WORST QUARTER
      6.08%                                                           -2.03%
(MARCH 31, 1995)                                                 (JUNE 30, 1994)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                       PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                                     YEAR       YEARS       YEARS    INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
Enterprise Government Securities Fund(2) ...   Class A               (1.07)%    5.57%           6.81%    --
                                               Return before taxes
                                               Class A               (2.29)%    3.79%           4.65%    --
                                               Return after taxes
                                               on distributions
                                               Class A               (0.71)%    3.66%           4.49%    --
                                               Return after taxes
                                               on distributions
                                               and sale of Fund
                                               shares
                                               Class B               (1.63)%    5.70%           N/A    6.30%
                                               Return before taxes
                                               Class C                2.29%     5.99%           N/A    5.69%
                                               Return before taxes
Lehman Brothers Intermediate Government
   Bond Index(3) ...........................                          2.33%     6.57%           6.75%    --

----------


(1) Inception dates for Class A, Class B and Class C shares were November 17, 1987, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the Lehman Brothers Intermediate Government Bond Index since the inception of the Fund's Class B and Class C shares are 6.42% and 6.28%, respectively.


(2)  Includes sales charge.


(3) This is an unmanaged broad-based index that includes all issues with maturities of one to 9.99 years contained in the Lehman Brothers Government Bond Index (this index includes all publicly held U.S. Treasury debt or any governmental agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government with a minimum maturity of one year and minimum outstanding par amount of $1 million) and is constructed the same way. Average weighted maturity is approximately four years. The index excludes transaction and holding charges. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.


FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A    CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A    CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.60%      0.60%      0.60%
Distribution and Service (12b-1) Fees(7) .......................................    0.45%      1.00%      1.00%
Other Expenses .................................................................    0.47%      0.47%      0.47%
                                                                                   -------------------------------
Total Annual Operating Expenses ................................................    1.52%      2.07%      2.07%
Less Expense Reimbursement(8) ..................................................   (0.27%)    (0.27%)    (0.27%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    1.25%      1.80%      1.80%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)  This sales charge varies depending upon how much you invest. See
     "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                    Enterprise Government Securities Fund
                 -------------------------------------------
                 Class A       Class B           Class C
                 -------   ---------------   ---------------
                             (1)      (2)      (1)      (2)
                           ------   ------   ------   ------
1 Year .......    $  596   $  683   $  183   $  283   $  183
3 Years ......    $  907   $1,023   $  623   $  623   $  623
5 Years ......    $1,240   $1,289   $1,089   $1,089   $1,089
10 Years .....    $2,180   $2,238   $2,238   $2,379   $2,379



----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                         ENTERPRISE HIGH-YIELD BOND FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Maximum current income

PRINCIPAL INVESTMENTS Debt securities rated below investment grade, which are commonly known as "junk bonds"

FUND MANAGER Caywood-Scholl Capital Management

WHO MAY WANT TO INVEST Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing


INVESTMENT STRATEGIES The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P") or determined by the Fund Manager to be of comparable quality, which are commonly known as "junk bonds." The Fund Manager applies a rigorous research process before selecting bonds for investment. The investment process begins by analyzing the economic environment and interest rate trends to identify favorably situated industries. Those companies which can benefit from an improved industry outlook are emphasized and those with unfavorable industry trends are avoided, with a preference to invest in economically non-cyclical industries. Once industry preferences are determined, the Fund Manager performs extensive credit research on their universe of higher quality high-yield bonds. The Fund generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has the discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P,(2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund Manager may invest the Fund's assets in securities of any maturity and actively monitors the Fund's duration based on the Fund Manager's view of the market and interest rates. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in fixed income securities. As a result, the Fund is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond's market price may fluctuate more than higher quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Fund to dispose of high-yield bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower-yielding security. If this occurs, it may result in a decreased return or current yield for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]



16.00   12.79   13.21   2.28   3.66   (2.96)  5.73   (0.18)  19.90   8.72
 1995    1996    1997   1998   1999    2000   2001    2002    2003   2004



  BEST QUARTER                                                  WORST QUARTER
     6.90%                                                         -5.83%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

----------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                    PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                                  YEAR       YEARS       YEARS    INCEPTION(1)
----------------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Fund(2) ....   Class A                    3.54%     4.92%       7.17%          --
                                          Return before taxes
                                          Class A                    1.27%     1.94%       3.88%          --
                                          Return after taxes
                                          on distributions
                                          Class A                    2.23%     2.28%       4.03%          --
                                          Return after taxes
                                          on distributions and
                                          sale of Fund shares
                                          Class B                    3.13%     5.05%        N/A         6.71%
                                          Return before taxes
                                          Class C                    7.13%     5.35%        N/A         5.51%
                                          Return before taxes
Lehman Brothers Corporate High Yield
   Index(3) ...........................                             11.13%     6.97%       8.13%          --

----------


(1) Inception dates for Class A, Class B and Class C are November 17, 1987, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the Lehman Brothers Corporate High Yield Index since the inception of the Fund's Class B and Class C shares are 7.50% and 6.42%, respectively.


(2)  Includes sales charge.


(3) This is an unmanaged index that includes the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The index excludes transaction or holding charges. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. This index replaces the Lehman Brothers High Yield BA Bond Index (previously named the Lehman Brothers High Yield BB Bond Index) as the Fund's broad-based benchmark because it more appropriately reflects the Fund's broad-based market.


FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A     CLASS B       CLASS C
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................     4.75%       5.00%       1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................     4.75%(2)    None        None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......     None(3)     5.00%(4)    1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........     2.00%       2.00%       2.00%
Account Fee ....................................................................        *           *           *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A     CLASS B       CLASS C
---------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................     0.58%       0.58%       0.58%
Distribution and Service (12b-1) Fees(7) .......................................     0.45%       1.00%       1.00%
Other Expenses .................................................................     0.35%       0.35%       0.35%
                                                                                   ----------------------------------
Total Annual Operating Expenses ................................................     1.38%       1.93%       1.93%
Less Expense Reimbursement(8) ..................................................    (0.08%)     (0.08%)     (0.08%)
                                                                                   ----------------------------------
Net Annual Fund Operating Expenses .............................................     1.30%       1.85%       1.85%
                                                                                   ==================================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) This sales charge varies depending upon how much you invest. See "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar year in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                       Enterprise High-Yield Bond Fund
                 -------------------------------------------
                 Class A        Class B         Class C
                 -------   ---------------   ---------------
                             (1)     (2)      (1)       (2)
                           ------   ------   ------   ------
1 Year .......    $  601   $  688   $  188   $  288   $  188
3 Years ......    $  884   $  998   $  598   $  598   $  598
5 Years ......    $1,187   $1,234   $1,034   $1,034   $1,034
10 Years .....    $2,047   $2,105   $2,105   $2,247   $2,247



----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                       ENTERPRISE SHORT DURATION BOND FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Current income with reduced volatility of principal

PRINCIPAL INVESTMENTS Investment grade fixed income securities of U.S. issuers.


FUND MANAGER Boston Advisors, Inc.


WHO MAY WANT TO INVEST Investors seeking current income consistent with preservation of capital through investment in investment grade fixed income securities


INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, foreign debt securities, convertible securities, preferred stocks, asset-backed securities and mortgage related securities. To help maintain a high level of share price stability, the Fund seeks to keep the average duration of the overall portfolio between one year and three years. The Fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Fund will range from one to four years. The Fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Fund's exposure to investment risks. The Fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest only in investment grade fixed income securities and seeks to maintain a minimum average credit quality rating of "A" by Moody's or S&P in its portfolio. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares for the past year.

                                   [BAR CHART]


                                  2.96   1.64
                                  2003   2004



  BEST QUARTER                                                    WORST QUARTER
     1.17%                                                            -0.59%
(JUNE 30, 2003)                                                  (JUNE 30, 2004)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                          PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                        YEAR     INCEPTION(1)
-----------------------------------------------------------------------------------------------
Enterprise Short Duration Bond Fund(2) ...  Class A                      (1.96)%       0.65%
                                            Return before taxes
                                            Class A                      (2.83)%      (0.21)%
                                            Return after taxes on
                                            distributions
                                            Class A                      (1.28)%       0.06%
                                            Return after taxes on
                                            distributions and sale of
                                            Fund shares
                                            Class B                      (4.07)%      (0.30)%
                                            Return before taxes
                                            Class C                      (0.11)%       1.59%
                                            Return before taxes
Lehman Brothers 1-3 Year Government Credit
   Index(3) ..............................                                1.30%        2.50%


----------

(1) Inception date for Class A, Class B and Class C is November 29, 2002. Performance reflects average annual returns from November 29, 2002 to December 31, 2004 for each share class and the Lehman Brothers 1-3 Government Credit Index.

(2)  Includes sales charge.


(3) The Lehman Brothers 1-3 Year Government Credit Index is a subset of the Lehman Brothers Government Credit Index. It includes all government and investment grade corporate bonds with maturities of one to three years. It includes reinvested interest and does not include any management fees or expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                  CLASS A    CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) .........................................................................    3.50%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ......    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ..........    2.00%      2.00%      2.00%
Account Fee ....................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)           CLASS A    CLASS B     CLASS C
------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .......................................................    0.45%      0.45%      0.45%
Distribution and Service (12b-1) Fees(7) .......................................    0.25%      1.00%      1.00%
Other Expenses .................................................................    0.51%      0.51%      0.51%
                                                                                   -------------------------------
Total Annual Fund Operating Expenses ...........................................    1.21%      1.96%      1.96%
Less Expense Reimbursement(8) ..................................................   (0.31%)    (0.31%)    (0.31%)
                                                                                   -------------------------------
Net Annual Fund Operating Expenses .............................................    0.90%      1.65%      1.65%
                                                                                   ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)  This sales charge varies depending upon how much you invest. See
     "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                  Enterprise Short Duration Bond Fund
              -------------------------------------------
              Class A       Class B           Class C
              -------   ---------------   ---------------
                          (1)      (2)      (1)      (2)
                        ------   ------   ------   ------
1 Year.....    $  439   $  668   $  168   $  268   $  168
3 Years....    $  691   $  985   $  585   $  585   $  585
5 Years....    $  963   $1,229   $1,029   $1,029   $1,029
10 Years...    $1,738   $2,066   $2,066   $2,260   $2,260

----------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

                        ENTERPRISE TAX-EXEMPT INCOME FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE A high level of current income exempt from federal income tax, with consideration given to preservation of principal

PRINCIPAL INVESTMENTS A diversified portfolio of long-term investment grade municipal bonds FUND

MANAGER MBIA Capital Management Corp.

WHO MAY WANT TO INVEST Investors who want to receive tax-free current income and maintain the value of their investment


INVESTMENT STRATEGIES As a matter of fundamental policy, the Tax-Exempt Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments, the income from which is exempt from federal income tax. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the Fund Manager tries to limit risk as much as possible. The Fund generally invests in investment grade municipal securities (i.e., those securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of similar quality). The Fund Manager analyzes municipalities, their credit risk, market trends and investment cycles. The Fund Manager attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. While there are no maturity restrictions on the municipal securities in which the Fund invests, the average maturity is expected to range from 10 to 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and in some cases, utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the Fund Manager may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund Manager may adopt a longer weighted average maturity. The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20% of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax. The Fund may also use derivatives, including purchasing put and call options and writing covered put and call options on securities it may purchase. The Fund also may invest in mortgage-backed securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in long-term investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to economic or governmental events. In addition, an issuer may default or fail to make timely payments of principal or interest to the Fund. Some investment grade bonds may have speculative characteristics. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


14.85   3.53%  6.96   5.92   (2.76)  10.65   3.09   9.09   4.43   3.24
 1995   1996   1997   1998    1999    2000   2001   2002   2003   2004


  BEST QUARTER                                                    WORST QUARTER
     6.79%                                                            -2.84%
(MARCH 31, 1995)                                                 (JUNE 30, 2004)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                  PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                                                YEAR       YEARS       YEARS     INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
Enterprise Tax-Exempt Income
  Fund(2) .......................   Class  A                     (1.68)%      5.03%      5.33%           --
                                    Return before taxes
                                    Class A                      (1.72)%      4.99%      5.17%           --
                                    Return after taxes
                                    on distributions
                                    Class A                       0.10%       4.85%      5.11%           --
                                    Return after taxes
                                    on distributions and sale
                                    of Fund shares
                                    Class B                      (2.30)%      5.15%       N/A          4.81%
                                    Return before taxes
                                    Class C                       1.75%       5.47%       N/A          4.59%
                                    Return before taxes
Lehman Brothers Municipal Bond
  Index(3) ......................                                 4.48%       7.20%      7.06%           --

----------


(1) Inception dates for Class A, Class B and Class C shares are November 17, 1987, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the Lehman Brothers Municipal Bond Index since the inception of the Fund's Class B and Class C shares are 6.54% and 6.34%, respectively.


(2)  Includes sales charge.


(3) This is an unmanaged index that is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. This index is frequently used as a general measure of tax-exempt bond market performance. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER  FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                   CLASS A    CLASS B     CLASS C
 -------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ...................................................    4.75%      5.00%      1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
price) ...........................................................................    4.75%(2)   None       None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ........    None(3)    5.00%(4)   1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) ............    2.00%      2.00%      2.00%
Account Fee ......................................................................      *          *          *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)             CLASS A    CLASS B     CLASS C
--------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees .........................................................    0.50%      0.50%      0.50%
Distribution and Service (12b-1) Fees(7) .........................................    0.45%      1.00%      1.00%
Other Expenses ...................................................................    0.37%      0.37%      0.37%
                                                                                     -------------------------------
Total Annual Operating Expenses ..................................................    1.32%      1.87%      1.87%
Less Expense Reimbursement(8) ....................................................   (0.22%)    (0.22%)    (0.22%)
                                                                                     -------------------------------
Net Annual Fund Operating Expenses ...............................................    1.10%      1.65%      1.65%
                                                                                     ===============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)  This sales charge varies depending upon how much you invest. See
     "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

The example on the next page is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                   Enterprise Tax-Exempt Income Fund
              -------------------------------------------
              Class A       Class B           Class C
              -------   ---------------   ---------------
                          (1)      (2)      (1)      (2)
                        ------   ------   ------   ------
1 Year.....    $  582   $  668   $  168   $  268   $  168
3 Years....    $  853   $  966   $  566   $  566   $  566
5 Years....    $1,144   $1,191   $  991   $  991   $  991
10 Years...    $1,971   $2,029   $2,029   $2,172   $2,172



----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                          ENTERPRISE TOTAL RETURN FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return

PRINCIPAL INVESTMENTS Fixed income securities

FUND MANAGER Pacific Investment Management Company LLC

WHO MAY WANT TO INVEST Income oriented investors who also seek capital appreciation

INVESTMENT STRATEGIES The Total Return Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Fund Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Fund's total assets. In selecting fixed income securities, the Fund Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Fund's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund Manager expects a high portfolio turnover rate of 100% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal amount invested. Hedging strategies may not be successful in reducing the Fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Fund may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows the performance of the Fund's Class A shares of the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]


                                  7.56   5.05   3.99
                                  2002   2003   2004

    BEST QUARTER                                                WORST QUARTER
        3.06%                                                      -2.59%
(SEPTEMBER 30, 2002)                                           (JUNE 30, 2004)


The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares and after-tax returns for other classes of Fund shares may vary. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.



-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                      PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                    YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------------
Enterprise Total Return Fund(2) ...........   Class A               (0.95)%        4.10%
                                              Return before taxes
                                              Class A               (2.27)%        2.53%
                                              Return after taxes
                                              on distributions
                                              Class A               (0.35)%        2.59%
                                              Return after taxes
                                              on distributions
                                              and sale of Fund
                                              shares
                                              Class B               (1.55)%        4.25%
                                              Return before taxes
                                              Class C                2.43%         5.06%
                                              Return before taxes
Lehman Brothers U.S. Universal Index(3) ...                          4.97%         6.44%


----------

(1) Inception date for Classes A, B and C is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2004, for each share class and the Lehman Brothers U.S. Universal Index.
(2)  Includes sales charge.
(3) The Lehman Brothers U.S. Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar denominated Eurobonds, 144A's, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO's, convertible securities, perpetual notes, warrants, linked bonds, and structured products. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    4.75%     5.00%     1.00%
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
   price) ...................................................................    4.75%(2)  None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...    None(3)   5.00%(4)  1.00%(5)
Redemption Fee(6) (as a percentage of amount redeemed, if applicable) .......    2.00%     2.00%     2.00%
Account Fee .................................................................      *         *         *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    0.65%     0.65%     0.65%
Distribution and Service (12b-1) Fees(7) ....................................    0.45%     1.00%     1.00%
Other Expenses ..............................................................    0.52%     0.52%     0.52%
                                                                                -----------------------------
Total Annual Fund Operating Expenses ........................................    1.62%     2.17%     2.17%
Less Expense Reimbursement(8)................................................   (0.27%)   (0.27%)   (0.27%)
                                                                                -----------------------------
Net Annual Fund Operating Expenses ..........................................    1.35%     1.90%     1.90%
                                                                                =============================


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2)  This sales charge varies depending upon how much you invest. See
     "Fund Services."
(3) If you buy $1,000,000 or more of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
(4) This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See "Fund Services."
(5) This sales charge is imposed if you redeem Class C shares within one year of your purchase. See "Fund Services."
(6) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(7) Class B or Class C shareholders who own their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Conduct Rules of the National Association of Securities Dealers.
(8) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                         Enterprise Total Return Fund
                 -------------------------------------------
                 Class A       Class B           Class C
                 -------   ---------------   ---------------
                             (1)      (2)      (1)      (2)
                           ------   ------   ------   ------
1 Year .......    $  606   $  693   $  193   $  293   $  193
3 Years ......    $  937   $1,053   $  653   $  653   $  653
5 Years ......    $1,290   $1,340   $1,140   $1,140   $1,140
10 Years .....    $2,284   $2,343   $2,343   $2,482   $2,482

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                          ENTERPRISE MONEY MARKET FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE The highest possible level of current income consistent with preservation of capital and liquidity

PRINCIPAL INVESTMENTS High quality, short-term debt securities, commonly known as money market instruments


FUND MANAGER J.P. Morgan Investment Management Inc.


WHO MAY WANT TO INVEST Investors who seek an income producing investment with an emphasis on preservation of capital


INVESTMENT STRATEGIES Under normal circumstances, the Money Market Fund invests only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The Fund's principal investments include bank-obligations, commercial paper and corporate obligations. The Fund may also invest in repurchase agreements based on these securities. The Fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months. The Fund Manager will actively manage the Fund's average maturity based on current interest rates and its outlook on the market.



PRINCIPAL RISKS Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund may not be able to maintain a stable share price at $1.00. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ due to differences in expenses.

This bar chart shows changes in the performance of the Fund's Class A shares from year to year.

                                   [BAR CHART]


   5.04   4.51   4.69   5.04   4.81   6.05   3.71   1.34   0.68   0.75
   1995   1996   1997   1998   1999   2000   2001   2002   2003   2004


    BEST QUARTER                                                WORST QUARTER
       1.57%                                                        0.11%
(DECEMBER 31, 2000)                                            (MARCH 31, 2004)

---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                 PAST ONE   PAST FIVE   PAST TEN   RETURN SINCE
DECEMBER 31, 2004)                               YEAR       YEARS       YEARS    INCEPTION(1)
---------------------------------------------------------------------------------------------
Enterprise Money Market Fund .....   Class A   0.75%      2.48%         3.64%      --
                                     Class B   0.75%      2.48%          N/A     3.44%
                                     Class C   0.75%      2.48%          N/A     3.27%
Prime Commercial Paper Rate 30 Day
   Index(2) ......................             1.42%      2.80%         4.14%      --


(1) Returns track inception dates for Class A, Class B and Class C shares of May 1, 1990, May 1, 1995 and May 1, 1997, respectively. The average annual total returns of the Prime Commercial Paper Rate 30 Day Index since the inception of the Fund's Class B and Class C shares are 4.08% and 3.68%, respectively.


(2) This rate describes the average of the most representative daily offering rate quoted by dealers for the week closest to the end of each month. The Prime Commercial Paper Index is an index of short-term, unsecured promissory notes. They usually are in denominations of $100,000, $250,000, $500,000 or $1 million and reach maturity 90 days from their time of issuance. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)               CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..............................................    None      None      None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
   price) ...................................................................    None      None      None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset
   value)(2) ................................................................    None      None      None
Account Fee .................................................................      *         *         *
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)        CLASS A   CLASS B   CLASS C
-----------------------------------------------------------------------------------------------------------
Investment Advisory Fees ....................................................    0.35%     0.35%     0.35%
Distribution and Service (12b-1) Fees .......................................    None      None      None
Other Expenses ..............................................................    0.34%     0.34%     0.34%
                                                                                 --------------------------
Total Annual Fund Operating Expenses ........................................    0.69%     0.69%     0.69%
Less Expense Reimbursement(3) ...............................................      --%       --%       --%
                                                                                 --------------------------
Net Annual Fund Operating Expenses .........................................     0.69%     0.69%     0.69%
                                                                                 ==========================



(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) When you exchange shares of another Fund into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge will continue to run while you hold your shares of the Money Market Fund. If you redeem those shares of the Money Market Fund, the applicable CDSC will apply. See "How Sales Charges are Calculated."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.70% for Class A, Class B and Class C shares. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                     Enterprise Money Market Fund
                 -----------------------------------
                 Class A     Class B       Class C
                 -------   -----------   -----------
                            (1)    (2)    (1)    (2)
                           ----   ----   ----   ----
1 Year .......     $ 70    $ 70   $ 70   $ 70   $ 70
3 Years ......     $221    $221   $221   $221   $221
5 Years ......     $384    $384   $384   $384   $384
10 Years .....     $859    $859   $859   $859   $859

----------
(1)  Assumes redemption at end of period.
(2)  Assumes no redemption at end of period.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                              INVESTMENTS AND RISKS

SECTOR/SPECIALTY, AGGRESSIVE STOCK, INTERNATIONAL, STOCK, AND DOMESTIC HYBRID FUNDS' INVESTMENTS

     The table below shows the Sector/Specialty, Aggressive Stock, International, Stock, and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

X = Types of securities in which a Fund invests.

---------------------------------------------------------------------
                               SECTOR/SPECIALTY FUNDS
---------------------------------------------------------------------
                     GLOBAL      GLOBAL                     MERGERS
                   FINANCIAL    SOCIALLY                      AND
                   SERVICES    RESPONSIVE   TECHNOLOGY   ACQUISITIONS
---------------------------------------------------------------------
U.S. Stocks*           X            X            X             X
---------------------------------------------------------------------
Foreign Stocks         X            X            X
---------------------------------------------------------------------
Bonds
---------------------------------------------------------------------

---------------------------------------------------------------------
                 AGGRESSIVE
                    STOCK     INTERNATIONAL   STOCK   DOMESTIC HYBRID
---------------------------------------------------------------------
U.S. Stocks*          X             X           X            X
---------------------------------------------------------------------
Foreign Stocks                      X                        X
---------------------------------------------------------------------
Bonds                                                        X
---------------------------------------------------------------------

----------


* Each Fund that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies, as more fully discussed in the Fund profiles on the preceding pages. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $2.0 billion to $10 billion. Small capitalization companies generally have market capitalizations of $2.0 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds and Domestic Hybrid Funds intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Fund and the Small Company Value Fund intend to invest primarily in the stocks of small capitalization issuers.


     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal; however, the Managed Fund may invest in securities ordinarily used by other funds for defensive purposes as part of its main investment strategy.

INCOME AND DOMESTIC HYBRID FUNDS' INVESTMENTS

     The table below shows the Income and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.


-----------------------------------------------------------------------------------------------------
                                       Government   High-Yield   Short Duration   Tax-Exempt   Total
                             Managed   Securities      Bond           Bond          Income     Return
-----------------------------------------------------------------------------------------------------
U.S. Government
  Securities                    X           X                           X                         X
-----------------------------------------------------------------------------------------------------
Lower Rated Corporate
Debt Securities --
Junk Bonds*                                              X                                        X
-----------------------------------------------------------------------------------------------------
Mortgage-Backed Securities      X           X                           X                         X
-----------------------------------------------------------------------------------------------------
Municipal Securities                                                    X              X          X
-----------------------------------------------------------------------------------------------------
Foreign Debt Securities         X                                       X                         X
-----------------------------------------------------------------------------------------------------


----------
* In the case of the High-Yield Bond Fund, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Fund, "junk bond" refers to any security rated CCC up to BB by Standard & Poor's or Caa to Ba by Moody's; if unrated, then the Fund Manager must determine that the security is of comparable quality.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

MONEY MARKET FUND'S INVESTMENTS

     The Money Market Fund's principal investments include: bank obligations, commercial paper and corporate obligations. The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal or maintain a stable share price of $1.00.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.


FOREIGN SECURITIES. Each of the Funds, except the Government Securities and Tax-Exempt Income Funds, may invest in foreign securities. These are some of the risks in owning foreign securities:


..    CURRENCY FLUCTUATION RISK. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund's investments could decline as a result.

..    SOCIAL, POLITICAL AND ECONOMIC RISK. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.


..    REGULATION RISK. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

..    TRADING RISK. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Advisors and Fund Managers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.


..    CUSTODIAL AND REGISTRATION PROCEDURES RISK. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

..    LIQUIDITY RISK. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.


..    EMERGING SECURITIES MARKETS RISK. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established markets.


HIGH RISK/YIELD SECURITIES. Each of the Funds, except the Government Securities, Money Market, Strategic Allocation, Short Duration Bond and Tax-Exempt Income Funds, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

..    SUSCEPTIBILITY TO ECONOMIC DOWNTURNS. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

..    LIQUIDITY RISK. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds may invest in illiquid and restricted securities.


..    ILLIQUID SECURITIES. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

..    RESTRICTED SECURITIES. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

HEDGING. Each of the Funds, except the Money Market Fund, may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. The Managed Fund may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedging strategies may not be successful in reducing the Fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

..    PUT AND CALL OPTIONS. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

..    FUTURES TRANSACTIONS. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

..    FOREIGN CURRENCY TRANSACTIONS. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

SHORT SALES. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.


SECURITIES LENDING. The Funds may lend portfolio securities with a value of up to 33 1/3% of a Fund's total assets, including collateral received for securities lent. There is a risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price.

ACTIVE PORTFOLIO TRADING. The Capital Appreciation, Mergers and Acquisitions, Managed, and Total Return Funds may have high turnover rates that could generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds' performance.

                                 FUND SERVICES

INVESTING IN THE FUNDS


Choosing a Share



Each Fund offers Class A, Class B and Class C shares to the public. The Funds are not designed for market-timers, see the section entitled "Restrictions on Buying, Selling and Exchanging Shares." Each class of shares has different costs associated with buying, selling and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.


The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the Funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the "Funds -- Fund Information and Details" portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the Statement of Additional Information.



------------------------------------------------------------------
                  Class A            Class B         Class C
------------------------------------------------------------------
.. Availability?   . Generally        . Available     . Available
                    available          only to         only to
                    through most       investors       investors
                    investment         making a        making a
                    dealers.           single          single
                                       purchase of     purchase of
                                       less than       less than
                                       $100,000.       $1,000,000.
------------------------------------------------------------------
.. Initial Sales   . Yes, except      . No. Entire    . No. Entire
  Charge?           for Money          purchase is     purchase is
                    Market Fund        invested in     invested in
                    Class A            shares of a     shares of a
                    shares, which      Fund.           Fund.
                    carry no sales
                    charge.
                    Payable at
                    time of
                    purchase.
                    Lower sales
                    charges
                    available for
                    larger
                    investments.
------------------------------------------------------------------

--------------------------------------------------------------------
                   Class A          Class B           Class C
--------------------------------------------------------------------
.. Contingent       . No. However,   . Yes, except     . Yes, except
  Deferred Sales     we will          for Money         for Money
  Charge             charge a         Market Fund       Market Fund
  ("CDSC")?          CDSC if you      Class B           Class C
                     sell shares      shares.           shares.
                     within 12        Payable if        Payable if
                     months of        you redeem        you redeem
                     purchasing       your shares       your shares
                     them and no      within six        within one
                     initial sales    years of          year of
                     charge was       purchase.         purchase.
                     imposed          Amount of
                     because the      CDSC
                     original         gradually
                     purchase         decreases
                     price            over time.
                     exceeded $1
                     million or
                     $100,000,
                     in the case
                     of certain
                     employee
                     benefit
                     plans
                     qualified
                     under
                     Sections 401,
                     403 and 408
                     of the
                     Internal
                     Revenue Code
                     or partici-
                     pants of
                     such plans,
                     or $500,000,
                     in the
                     case of
                     Traditional
                     Individual
                     Retirement
                     Accounts
                     ("IRAs"),
                     IRA rollovers,
                     Coverdell
                     IRAs or Roth
                     IRAs.
--------------------------------------------------------------------
.. Distribution     . 0.20%          . 0.75%           . 0.75%
  and Service        distribution     distribution      distribution
  Fees?              fee and          fee and           fee and
                     0.25%            0.25%             0.25%
                     service fee      service fee       service fee
                     (except          (except           (except
                     Money            Money             Money
                     Market           Market            Market
                     Fund).           Fund).            Fund).
--------------------------------------------------------------------
.. Conversion to    . (Not           . Yes,            . No.
  Class A            applicable.)     automatically
  shares?                             after eight
                                      years.
--------------------------------------------------------------------

HOW SALES CHARGES ARE CALCULATED

Class A Shares


The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge"), which varies depending upon the size of your purchase and the Fund you buy shares of. There is no sales charge on initial purchases of Class A shares of the Money Market Fund, however, if you subsequently exchange those shares for Class A shares of another Fund, an initial sales charge will be imposed on the Class A shares received in the exchange. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends or distributions, and you subsequently exchange those shares for Class A shares of another Fund, an initial sales charge will be imposed on the Class A shares received in the exchange.


Class A Sales Charges for:


------------------------------------------------------------------------------------------------------------------
All Funds (other than the Short Duration Bond Fund and the Money Market Fund)
------------------------------------------------------------------------------------------------------------------
                                                                                          Dealer Discount or
                                                                                         Agency Fee as a % of
Your Investment*             As a % of Offering Price   As a % of Your Investment          Offering Price**
------------------------------------------------------------------------------------------------------------------
Up to $99,999                          4.75%                      4.99%                          4.00%
------------------------------------------------------------------------------------------------------------------
$100,000 up to $249,999***             3.75%                      3.90%                          3.00%
------------------------------------------------------------------------------------------------------------------
$250,000 up to $499,999***             2.50%                      2.56%                          2.00%
------------------------------------------------------------------------------------------------------------------
$500,000 up to $999,999***             2.00%                      2.04%                          1.50%
------------------------------------------------------------------------------------------------------------------
$1,000,000 and up***                   None                       None              1% of the first $4.99 million;
                                                                                    0.75% of amounts from
                                                                                    $5-19.99 million; 0.50% of
                                                                                    amounts from $20 million
                                                                                    to $100 million; 0.25% of
                                                                                    amounts in excess of $100
                                                                                    million.
------------------------------------------------------------------------------------------------------------------


* In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds.

** The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled "Compensation to Securities Dealers."



*** If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%.

Class A Sales charges for the Short Duration Bond Fund:


--------------------------------------------------------------------------------------------------------------------
                                                                                            DEALER DISCOUNT OR
                                        SALES CHARGE AS A       SALES CHARGE AS A            AGENCY FEE AS A
                                     PERCENTAGE OF OFFERING   PERCENTAGE OF AMOUNT            PERCENTAGE OF
YOUR INVESTMENT*                              PRICE                INVESTED                 OFFERING PRICE**
--------------------------------------------------------------------------------------------------------------------
Up to $99,999                                 3.50%                  3.63%                        3.00%
--------------------------------------------------------------------------------------------------------------------
$100,000 up to $249,999***                    2.50%                  2.56%                        2.25%
--------------------------------------------------------------------------------------------------------------------
$250,000 up to $499,999***                    2.00%                  2.04%                        1.50%
--------------------------------------------------------------------------------------------------------------------
$500,000 up to $999,999***                    1.50%                  1.52%                        1.25%
--------------------------------------------------------------------------------------------------------------------
$1,000,000 and up***                          None                   None            1% of the first $4.99 million;
                                                                                     0.75% of amounts from $5-19.99
                                                                                     million; 0.50% of amounts from
                                                                                     $20 million to $100 million;
                                                                                     0.25% of amounts in excess of
                                                                                     $100 million.
--------------------------------------------------------------------------------------------------------------------


----------

* In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the Funds.

** The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled "Compensation to Securities Dealers."

*** If certain employee benefit plans qualified under Sections 401, 403, and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more (or $500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies. However, if the entire plan or you redeem shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%.

Class B Shares


Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class B shares of another Fund. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Fund. The Funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.



--------------------------------------------------------------------------------
Holding period after                                             % deducted
purchase                                                    when shares are sold
--------------------------------------------------------------------------------
Up to one year                                                     5.00%
--------------------------------------------------------------------------------
Over one year up to two years                                      4.00%
--------------------------------------------------------------------------------
Over two years up to three years                                   4.00%
--------------------------------------------------------------------------------
Over three years up to four years                                  3.00%
--------------------------------------------------------------------------------
Over four years up to five years                                   2.00%
--------------------------------------------------------------------------------
Over five years up to six years                                    1.00%
--------------------------------------------------------------------------------
More than six years                                                 None
--------------------------------------------------------------------------------



Your Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.


How the CDSC is Applied to Your Shares


The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:



..    is calculated based on the number of shares you are selling;

..    is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;

..    is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;


..    for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
..    applied to your shares at the time of sale is based on the schedule applicable to those shares when you bought them.




A CDSC Will Not be Charged On

..    increases in net asset value above the purchase price;


..    shares you acquired by reinvesting your dividends or capital gain distributions; or



..    exchanges of shares of one Fund for shares of the same class of another
     Fund.



To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

Class C Shares


Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another Fund. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another Fund. The Funds will not accept single purchase orders for Class C shares over $1,000,000.


Class C Contingent Deferred Sales Charges

--------------------------------------------------------------------------------
Holding Period After Purchase                    % Deducted when Shares are Sold
--------------------------------------------------------------------------------
One year                                                      1.00%
--------------------------------------------------------------------------------
Thereafter                                                    0.00%
--------------------------------------------------------------------------------

Compensation to Securities Dealers


The Funds are distributed by Enterprise Fund Distributors, Inc. (the "Distributor). As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the Funds (other than the Money Market Fund), on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a Fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled "How
Sales Charges are Calculated." The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers when they sell Class B and Class C shares at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of Enterprise's prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

In addition to the sales charges paid by investors and the distribution and service fees paid by the Funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as The Advest Group Inc., who sell shares of the Funds and other mutual funds distributed by the Distributor (collectively "Dealers"). Such payments, which are sometimes referred to as "revenue sharing," may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the Fund shares atributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Advisors or the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the Funds as shown under the heading "Fees and Expenses" in the Fund Profiles.

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the Funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer's financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a "preferred" or "recommended" list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the Funds may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees are paid by the Funds and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers' sales activities.

The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. The Fund Managers place each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that a Fund Manager determines that a Dealer can provide a Fund with the best net results, the Fund Manager may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.


Purchases and Sales of Shares of the Money Market Fund



Initial purchases of shares of the Money Market Fund are not subject to a sales charge. However, you will have to pay a sales charge if you exchange Class A shares of the Money Market Fund for Class A shares of another Fund, unless you have already paid a sales charge on those shares. In addition, if you exchange Class B or Class C shares of the Money Market Fund for Class B or Class C shares of another Fund, the shares received in the exchange will become subject to a CDSC.


When you exchange Class B shares of another Fund into Class B shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares will continue to run while you hold your Class B shares of the Money Market Fund. When you exchange Class C shares of another Fund into Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC will continue to run while you hold your Class C shares of the Money Market Fund. If you choose to redeem those Money Market Fund shares, the applicable CDSC will apply.

WAYS TO REDUCE OR ELIMINATE SALES CHARGES

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

..    Information or records regarding shares of the Funds held in all accounts at any financial intermediary;

..    Information or records regarding shares of the Funds held in any account at any financial intermediary by related parties of the shareholder, such as immediate family members; and/or

..    Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges - Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

..    Letter of Intent -- You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled "How Sales Charges are Calculated -- Class A Shares." The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application.


..    Rights of Accumulation -- You are entitled to a reduced sales charge on additional purchases of a class of shares of a Fund if the value of your existing aggregate holdings at the time of the additional purchase, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the table that appears above in the section entitled "How Sales Charges are Calculated -- Class A Shares. For purposes of determining the discount, we will aggregate holdings of Fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee or, pooled and similar accounts, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.


Eliminating Sales Charges and the CDSC -- Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

..    Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;


..    Representatives and employees, or their immediate family members of broker-dealers and other intermediaries that have entered into selling or service arrangements with the Advisors or Distributor;


..    Financial institutions and other financial institutions' trust departments for Funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

..    Direct referrals of the Advisors' employees;

..    State-sponsored Texas 529 qualified tuition savings plan; and


..    Clients of fee-based/fee-only financial advisors.


The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.


Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

..    Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code ("IRC") Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans ("plans"), and returns of excess contributions made to these plans;

..    The liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum;

..    Redemptions through a systematic withdrawal plan (however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan) (only for Class B shares);

..    Redemptions of shares of a shareholder (including a registered joint owner)
     who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

..    Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC
     Section 72 prior to age 59 1/2 and required minimum distributions after age 70 1/2; or

..    Required minimum distributions from an IRA.

Repurchasing Fund Shares


If you redeem shares of a Fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same Fund within 180 days of redemption. Specifically, when you reinvest, the Fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The Fund may modify or terminate the reinstatement privilege at any time.


If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or Enterprise Group of Funds. Check the SAI for details.

IT'S EASY TO OPEN AN ACCOUNT


To open an account with The Enterprise Group of Funds:


1.   Read the Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Minimum for Subsequent
Type of Account                                                         Minimum to Open an Account          Investments
-----------------------------------------------------------------------------------------------------------------------------
Individual Retail Accounts                                                         $2000                        $50
-----------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts (IRAs)                                              $ 250                        $50
-----------------------------------------------------------------------------------------------------------------------------
Automatic Bank Draft Plan                                                          $ 250                        $50*
-----------------------------------------------------------------------------------------------------------------------------
Accounts established in a wrap program with which the Enterprise
Group of Funds, AXA Equitable, ECM or the Distributor has an agreement             $1000                        $50
-----------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                                               $ 250                        $50
-----------------------------------------------------------------------------------------------------------------------------
Corporate retirement accounts, such as 401(k) and 403(b) plans            No minimum requirement.     No minimum requirement.
-----------------------------------------------------------------------------------------------------------------------------



* The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a Fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor's demand deposit account to invest directly in the Fund's Class A, Class B or Class C shares.


3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

     (b) complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or Enterprise Group of Funds at 1-800-368-3527.

4.   Use the following sections as your guide for purchasing shares.

To conform to new regulations of the USA PATRIOT Act of 2001, the Funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.

A Fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts. The $35 annual fee will not be deducted from accounts where the balance drops below $1500 due to market movement.


Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. The Fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days' notice before a Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

Buying Shares


------------------------------------------------------------------------------------------------------------------------------------
                              Opening an Account                                          Adding to an Account
------------------------------------------------------------------------------------------------------------------------------------
Through Your Broker or other Financial Professional
------------------------------------------------------------------------------------------------------------------------------------
             .    Call your broker or other financial               .    Call your broker or other financial professional.
                  professional. Your broker or other
                  financial professional can assist you
                  in all the steps necessary to buy
                  shares.
------------------------------------------------------------------------------------------------------------------------------------
By Mail
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Payment for shares must be made with              .    Payment for shares must be made with a check in U.S.
                  a check in U.S. dollars drawn from a                   dollars drawn from a U.S. financial institution, payable to
                  U.S. financial institution, payable                    "The Enterprise Group of Funds, Inc." Cash, third party
                  to "The Enterprise Group of Funds, Inc."               checks, "starter" checks, traveler's checks, credit cards,
                  Cash, third party checks, "starter"                    credit card checks or money orders will not be accepted.
                  checks, traveler's checks, credit
                  cards, credit card checks or money
                  orders will not be accepted.
------------------------------------------------------------------------------------------------------------------------------------
             .    Mail the check with our completed application     .    Fill out detachable investment slip from an account
                  to:                                                    statement. If no slip is available, include with the check
                  By Regular mail                                        a letter specifying the Fund name, your class of shares,
                  AXA Enterprise Shareholder Services                    your account number and the registered account name(s).
                  P.O. Box 219731
                  Kansas City, Missouri 64121-9731

                  By Overnight Mail:
                  AXA Enterprise Shareholder Services
                  330 West 9th Street
                  Kansas City, Missouri 64105
------------------------------------------------------------------------------------------------------------------------------------
By Wire
------------------------------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Call AXA Enterprise Shareholder                   .    Visit www.axaenterprise.com to add shares to your account
                  Services at 1-800-368-3527 to obtain                   by wire.
                  an account number and wire transfer
                  instructions. Your bank may charge                .    Instruct your bank to transfer funds to State Street Bank &
                  you a fee for such a transfer.                         Trust, ABA #011000028,
                                                                         Account # 99047144,
                                                                         Attn: Custody.

                                                                    .    Specify the Fund name, your class of shares, your account
                                                                         number and the registered account name(s). Your bank may
                                                                         charge you a fee for such a transfer.
------------------------------------------------------------------------------------------------------------------------------------
Automatic Investing Through Automatic Clearing House ("ACH")
------------------------------------------------------------------------------------------------------------------------------------
Automatic    .    Indicate on your application that you             .    Please call AXA Enterprise Shareholder Services at
Bank Draft        would like to begin an automatic                       1-800-368-3527 for an ACH form. A medallion guarantee may
Plan              investment plan through ACH and the                    be required to add this privilege.
                  amount of the monthly investment
                  (subject to $250 initial investment               .    Your bank account may be debited monthly for automatic
                  and $50 minimum subsequent investment).                investment into one or more of the Funds for each class.

             .    Send a check marked "Void" or a
                  deposit slip from your bank account
                  with your application.
------------------------------------------------------------------------------------------------------------------------------------

Selling Shares

To Sell Some or All of Your Shares


Certain restrictions may apply. See sections entitled "Restrictions on Buying, Selling and Exchanging Shares" and "Selling Restrictions."



--------------------------------------------------------------------------------
Through Your Broker or other Financial Professional
--------------------------------------------------------------------------------
             .    Call your broker or other financial professional. Your broker or other financial professional can assist you in all the
                  steps necessary to sell shares.
--------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------
[GRAPHIC]    .    Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required
                  (see section entitled "Selling Shares in Writing" and, in particular, the information regarding medallion guarantees).
             .    The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.
             .    Mail your request to:
                  AXA Enterprise Shareholder Services
                  P.O. Box 219731
                  Kansas City, Missouri 64121-9731

             .    Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also
                  choose to redeem by wire or through ACH (see below).
--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------
[GRAPHIC]    .    Fill out the "Telephone Exchange Privilege and/or Telephone
                  Redemption Privilege" and "Bank Account of Record" sections on your account application.
             .    Call AXA Enterprise Shareholder Services at 1-800-368-3527,
                  visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.
             .    If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s)
                  guaranteed to the AXA Enterprise Shareholder Services.
             .    Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be
                  deducted from the proceeds. Your bank may also charge you a fee.
--------------------------------------------------------------------------------
By Systematic Withdrawal Plan
--------------------------------------------------------------------------------
[GRAPHIC]    .    Please refer to "Participate in a Systematic Withdrawal Plan"
                  below or call AXA Enterprise Shareholder Services at
                  1-800-368-3527 or your financial professional for more
                  information.
             .    Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.
--------------------------------------------------------------------------------
By Telephone
--------------------------------------------------------------------------------
[GRAPHIC]    .    If you have authorized this service, you may redeem your
                  shares by telephone by calling 1-800-368-3527.
             .    If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             . Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.
             . Proceeds (less any applicable CDSC) will generally be sent on the next business day.
--------------------------------------------------------------------------------
Use of Check Writing
--------------------------------------------------------------------------------
             . If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that Fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000.
             . You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing "Optional Features" section of the account application.
             . The Funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another Fund on which a CDSC was applicable. The Funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.
--------------------------------------------------------------------------------
Participate in the Bank Purchase and Redemption Plan
--------------------------------------------------------------------------------
             . You may initiate an Automatic Clearing House ("ACH") Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.
--------------------------------------------------------------------------------
Participate in a Systematic Withdrawal Plan
--------------------------------------------------------------------------------
                  If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Advisors. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The Funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gains dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The Funds will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The Advisors will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The Funds may amend the terms of the systematic withdrawal plan on 30 days' notice. You or the Funds may terminate the plan at any time.

Selling Shares in Writing


To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A medallion guarantee is necessary if:


..    Total redemption proceeds exceed $50,000; or

..    A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).


A medallion guarantee can be obtained from one of the following sources:


..    A financial professional or securities dealer;

..    A federal savings bank, cooperative or other type of bank;

..    A savings and loan or other thrift institution;

..    A credit union; or

..    A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.


------------------------------------------------------------------------------------------------------------------------------------
Seller (Account Type)                                                  Requirements for written requests
------------------------------------------------------------------------------------------------------------------------------------
Individual, joint, sole proprietorship,   .    The signatures on the letter must include all persons authorized to sign, including
UGMA/UTMA (minor accounts)                     title, if applicable.
                                          .    Medallion guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
Corporate or association accounts         .    The signature on the letter must include all trustees authorized to sign, including title.
------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts      .    The signature on the letter must include all trustees authorized to sign, including title.
                                          .    If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.
                                          .    Medallion guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
Power of Attorney (POA)                   .    The signatures on the letter must include the attorney-in-fact, indicating such title.
                                          .    Medallion guarantee, if applicable (see above).
                                          .    Certified copy of the POA document stating it is still in full force and effect, specifying the exact Fund and account number, and certified within 60 days of receipt of instructions.*
------------------------------------------------------------------------------------------------------------------------------------
Qualified retirement benefit plans        .    The signature on the letter must include all trustees authorized to sign, including title.
                                          .    Medallion guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------------------------------------
IRAs                                      .    Additional documentation and distribution forms required.
------------------------------------------------------------------------------------------------------------------------------------


* Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

Exchanging Shares

How to Exchange Fund Shares


Shares of each Fund generally may be exchanged for shares of the same class of any other Fund or of the funds comprising the AXA Enterprise Multimanager Funds Trust ("Multimanager Funds"), a series of mutual funds for which AXA Equitable serves as the investment manager and for which AXA Equitable has retained one or more sub-advisers to provide the day-to-day management, without paying a sales charge or a CDSC. For more information about the Multimanager Funds including each fund's investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a propectus. Please read the prospectus carefully before investing.


If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.


--------------------------------------------------------------------------------
Through Your Broker or other Financial Professional
--------------------------------------------------------------------------------
             .    Call your broker or other financial professional. Your broker or other financial professional can assist you in all the
                  steps necessary to sell shares.
--------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------
[GRAPHIC]    .    Write a letter to request a redemption specifying the name of the Fund from which you are exchanging, the account name(s)
                  and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are
                  exchanging.
             .    The request must be signed by all of the owners of the shares including the capacity in which they are signing, if
                  appropriate.
             .    Mail your request to:
                  AXA Enterprise Shareholder Services
                  P.O.Box 219731
                  Kansas City, Missouri 64121-9731
--------------------------------------------------------------------------------
By Telephone
--------------------------------------------------------------------------------
[GRAPHIC]    .    If you have authorized this service, you may exchange by
                  telephone by calling 1-800-368-3527.
             .    If you make a telephone exchange request, you must furnish the name of the Fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the Fund into which you are exchanging, and the name of the person making the request.
--------------------------------------------------------------------------------
By Website
--------------------------------------------------------------------------------
             .    Log into your account portfolio and select "View Account" for the Fund from which you would like to make the exchange. On the next screen, choose "Fund Exchange." Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.
--------------------------------------------------------------------------------


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The Funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.


Frequent exchanges or purchases and redemptions of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Such activity may adversely affect Fund performance and the interests of long-term investors by requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of Fund shares may impede efficient Fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities (e.g., the International Growth Fund, the Global Financial Services Fund and the Global Socially Responsive Fund) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities present arbitrage opportunities because the market for such securities may be less liquid then the market for the securities of larger companies and lower quality bonds, which could result in pricing inefficiencies.

Enterprise and the Funds discourage frequent exchanges and purchases and redemptions of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, each Fund and Enterprise reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the Fund's other shareholders or would disrupt the management of the Fund.

Enterprise's Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. Enterprise seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

..    They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that Fund performance will be affected by such activity.


..    The design of such procedures involves inherently subjective judgments, which the Advisors, on behalf of Enterprise, seek to make in a fair and reasonable manner consistent with the interests of all shareholders.


..    The limits on the Advisors' ability, on behalf of Enterprise, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions, while others will bear the effect of that activity.



If the Advisors, on behalf of Enterprise, determine that a shareholder's exchange or purchase and redemption patterns among the Funds are disruptive to the Funds, they may, among other things, refuse or limit any purchase or exchange order. The Advisors may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Advisors may consider the combined exchange or purchase and redemption activity of shareholders that they believe are under common ownership, control or direction. The Advisors currently consider exchanges into and out of (or vice versa) a Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

In addition, when a shareholder redeems or exchanges shares of a Fund (with the exceptions described below) which have been held for one month or less, Enterprise will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The Funds will use the "first in, first out" method to determine the shareholder's holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder's account. The Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the Funds will not be subject to the redemption fees:

     1. Shares purchased by the reinvestment of dividends or capital gain distributions:

     2.   Shares redeemed or exchanged from the Money Market Fund;

     3.   Shares redeemed or exchanged by the AXA Enterprise Allocation Funds;

     4. Shares redeemed or exchanged through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Advisors; and

     5.   Shares redeemed by a Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Advisors may also, in their sole discretion and without further notice, change what they consider potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions


The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.


-------------------------------------------------------------------------------------------------------
Restriction                                          Situation
-------------------------------------------------------------------------------------------------------
The Fund may suspend the right of redemption or      .    When the New York Stock Exchange is closed
postpone payment for more than 7 days:                    (other than a weekend/holiday).
                                                     .    During an emergency.
                                                     .    Any other period permitted by the SEC.
-------------------------------------------------------------------------------------------------------
Each Fund reserves the right to suspend account      .    With a notice of dispute between registered
services or refuse transaction requests:                  owners.
                                                     .    With suspicion/evidence of a fraudulent act.
-------------------------------------------------------------------------------------------------------
A Fund may pay the redemption price in whole or      .    When it is detrimental for a Fund to make
part by a distribution in kind of readily                 cash payments as determined in the sole
marketable securities in lieu of cash or may take         discretion of the Advisors.
up to 7 days to pay a redemption request in order
to raise capital:
-------------------------------------------------------------------------------------------------------
A Fund may withhold redemption proceeds until the    .    When redemptions are made within 10 calendar
check or funds have cleared:                              days of purchase by check of the shares being
                                                          redeemed.
-------------------------------------------------------------------------------------------------------

If you hold certificates representing your shares, they must be sent with your request for it to be honored. AXA Enterprise Shareholder Services recommends that certificates be sent by registered mail.

How Fund Shares are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  ----------------------------------------------------------------------
                                       Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

..    A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

..    The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by the Transfer Agent.

..    Requests received by the Transfer Agent after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.


..    A Fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, portfolio securities are valued as follows:


..    Equity securities -- most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

..    Debt securities (other than short-term obligations) -- based upon pricing service valuations.


..    Short-term obligations (with maturities of 60 days or less) -- amortized cost (which approximates market value).



..    Securities traded on foreign exchanges -- most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of Enterprise's board of directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a Fund's shares are not priced, the value of a Fund's investments that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.


..    Options -- last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

..    Futures -- last sales price or, if there is no sale, latest available bid price.


..    Investment company securities -- shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds' prospectuses.



..    Other Securities -- other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of Enterprise's board of directors. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in Enterprise's calculation of net asset values for each applicable portfolio when Enterprise deems that the particular event or circumstance would materially affect such portfolio's net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that Enterprise's board of directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

Dividends and Other Distributions



The Funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund, the Total Return Fund and the Money Market Fund normally declare dividends daily and pay dividends monthly, and their net realized gains, if any, are paid annually.



Depending on your investment goals and priorities, you may choose to:

..    Reinvest all distributions;


..    Reinvest all distributions in the same class of another Fund;

..    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Fund; or


..    Receive all distributions in cash.


Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.


For more information or to change your distribution option, contact Enterprise Group of Funds in writing, contact your broker or call 1-800-368-3527.



Tax Consequences


Each Fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.


Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are generally taxable at ordinary income rates, except that a Fund's dividends attributable to "qualified dividend income" (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Fund shares on which the dividends were paid. Distributions of net gains from investments that a Fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Tax-Exempt Income Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Tax-Exempt Income Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for corporate and individual alternative minimum tax purposes. If the Tax-Exempt Income Fund invests in private activity bonds, you may be subject to the alternative minimum tax on that part of such fund distributions derived from interest income on those bonds. The receipt of exempt-interest dividends also may have additional tax consequences. Certain of these are described in the SAI.

The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing interest on municipal securities will vary according to the laws of state and local taxing authorities.

An exchange of shares of a Fund for shares of another Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in distributions from a Fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.



You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

                                FUND MANAGEMENT

THE INVESTMENT ADVISORS


     ECM serves as the investment advisor to each of the Funds except the Money Market Fund for which AXA Equitable serves as the investment advisor. The Advisors select Fund Managers for the Funds, subject to the approval of Enterprise's board of directors, and reviews each Fund Manager's continued performance.

     As Advisors, ECM and AXA Equitable have a variety of responsibilities for the general management and administration of Enterprise and the Funds, including the selection of Fund Managers. The Advisors play an active role in monitoring each Fund and Fund Manager and use portfolio analytics systems to strengthen their evaluation of performance, style, risk levels, diversification and other criteria. The Advisors also monitor each Fund Manager's portfolio management team to ensure that investment activities remain consistent with the Funds' investment style and objectives.

     Beyond performance analysis, the Advisors monitor significant changes that may impact the Fund Manager's overall business. The Advisors monitor continuity in the Fund Manager's operations and changes in investment personnel and senior management. The Advisors also perform annual due diligence reviews with each Fund Manager.

     In their capacity as Advisors, both ECM and AXA Equitable obtain detailed, comprehensive information concerning fund and Fund Manager performance and fund operations that is used to supervise and monitor the Fund Manager and fund operations. A team is responsible for conducting ongoing investment reviews with each Fund Manager and for developing the criteria by which fund performance is measured.

     The Advisors select Fund Managers from a pool of candidates, including their affiliates, to manage the Funds. The Advisors may add to, dismiss or substitute for the Fund Managers responsible for managing a Fund's assets subject to the approval of Enterprise's board of directors. The Advisors recommend Fund Managers for each Fund to the board of directors based upon their continuing quantitative and qualitative evaluation of each Fund Manager's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Fund Manager, and the Advisors do not expect to recommend frequent changes of Fund Managers.

     The SEC has issued exemptive orders that permit the Advisors to enter into or amend agreements with Fund Managers ("Agreements") without obtaining shareholder approval each time. The exemptive order permits the Advisors, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes and, in certain cases, other material amendments to the Agreements with Fund Managers that occur under these arrangements. However, the Advisors may not enter into Agreements with an affiliated Fund Manager unless such Agreement, including compensation, is also approved by the affected Fund's shareholders. Both Boston Advisors, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of the Advisors.


     ECM was incorporated in 1986. ECM's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.


     AXA Equitable was established in the State of New York in 1859 and is located at 1290 Avenue of the Americas, New York, New York 10104. AXA Equitable is among the largest life insurance companies in the United States, with approximately 3.7 million insurance policies and contracts in force as of December 31, 2004. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), which is located at the same address. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world's largest asset managers, with total assets under management of approximately $598.01 billion as of December 31, 2004. AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The following table sets forth the fee paid to ECM, and AXA Equitable, in the case of the Money Market Fund, for the year ended December 31, 2004 by each Fund. ECM, or AXA Equitable, in the case of the Money Market Fund, in turn compensated each Fund Manager at no additional cost to the Fund.

                                                         FEE (AS A PERCENTAGE OF
NAME OF FUND                                               AVERAGE NET ASSETS)
------------                                             -----------------------
Multi-Cap Growth Fund ................................            1.00%
Small Company Growth Fund ............................            1.00%
Small Company Value Fund .............................            0.75%
Capital Appreciation Fund ............................            0.75%
Deep Value Fund ......................................            0.75%
Equity Fund ..........................................            0.75%
Equity Income Fund ...................................            0.75%
Growth Fund ..........................................            0.75%
Growth and Income Fund ...............................            0.75%
International Growth Fund ............................            0.85%
Global Financial Services Fund .......................            0.85%
Global Socially Responsive Fund ......................            0.90%
Mergers and Acquisitions Fund ........................            0.90%
Technology Fund ......................................            1.00%
Managed Fund .........................................            0.75%
Strategic Allocation Fund ............................            0.75%
Government Securities Fund ...........................            0.60%
High-Yield Bond Fund .................................    0.60% of the average
                                                          daily net assets for
                                                          the first $200 million
                                                          and 0.50% thereafter
Short Duration Bond Fund .............................            0.45%
Tax-Exempt Income Fund ...............................            0.50%
Total Return Fund ....................................            0.65%
Money Market Fund ....................................            0.35%



A discussion regarding the basis for the decision by Enterprise's board of directors to approve the investment management agreements with ECM and AXA Equitable, respectively is available in the Statement of Additional Information.

THE FUND MANAGERS


     The following chart sets forth certain information about each of the Fund Managers. The Fund Managers are responsible for the day-to-day management of the Funds. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of nearly $1 trillion for all clients, including The Enterprise Group of Funds, Inc. A discussion regarding the basis for the decision by Enterprise's board of directors to approve the investment advisory agreement with each Fund Manager is available in the Statement of Additional Information. The Statement of Additional Information also provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.



NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                 NAME AND EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund                   Montag & Caldwell has been engaged in the    Ronald E. Canakaris, President and Chief
                                        business of providing investment             Investment Officer of Montag & Caldwell, is
Montag & Caldwell, Inc.                 counseling to individuals and institutions   responsible for the day-to-day investment
("Montag & Caldwell")                   since 1945. Total assets under management    management of the Multi-Cap Growth Fund and has
3455 Peachtree Road, N.E.               for all clients were approximately $28.3     more than 34 years' experience in the
Suite 1200                              billion as of December 31, 2004.             investment industry. He has been President of
Atlanta, Georgia 30326-3248                                                          Montag & Caldwell since 1984 and Chief
                                                                                     Investment Officer since 1977.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund               Eagle has provided investment counseling     Bert L. Boksen is a Senior Vice President and
                                        since 1976. As of December 31, 2004, total   Managing Director at Eagle and has over 27
Eagle Asset Management, Inc.            assets under management for all clients      years' of investment experience. He has been
("Eagle")                               were $10.4 billion.                          Senior Vice President since 1995 and a Managing
880 Carillon Parkway                                                                 Director since 1999. He has had portfolio
St. Petersburg, Florida 33716                                                        management responsibilities for all of Eagle's
                                                                                     Small Cap Growth Equity accounts for more than
                                                                                     10 years. In addition, from January 2002 to
                                                                                     present, Mr. Boksen has been Manager and
                                                                                     President of EB Management I, LLC. Prior to
                                                                                     joining Eagle, he was Senior Vice President and
                                                                                     Chief Investment Officer at Raymond James &
                                                                                     Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                GAMCO's predecessor, Gabelli &               Mario J. Gabelli has served as Chief Investment
                                        Company, Inc., was founded in 1977. As       Officer of GAMCO since its inception in 1977
GAMCO Investors, Inc.                   of December 31, 2004, total assets under     and is responsible for the day-to-day
("GAMCO")                               management for all clients were $28.7        management of the Fund. He has more than 36
One Corporate Center                    billion.                                     years' experience in the investment industry.
Rye, New York 10580
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund               Marsico has been providing investment        Thomas F. Marsico is principally responsible
                                        counseling since 1997. As of December 31,    for the day-to-day management of the Capital
Marsico Capital Management, LLC         2004, total assets under management for      Appreciation Fund. He has been the Chief
("Marsico")                             all clients were approximately $44           Investment Officer of Marsico since its
1200 17th Street                        billion.                                     inception in 1997. Mr. Marsico has over 20
Suite 1600                                                                           years' of experience as a securities analyst
Denver, Colorado 80202                                                               and a portfolio manager.
------------------------------------------------------------------------------------------------------------------------------------
Deep Value Fund                         BHMS has provided investment counseling      The day-to-day management of the Deep Value
                                        services since 1979, and as of December      Fund is performed by the Broad Cap Value Team
                                        31, 2004, had assets under management for    comprised of the following portfolio
Barrow, Hanley, Mewhinney &             all clients of approximately $42.4           managers: James B. Barrow, Robert J. Chambers,
Strauss, Inc.                           billion.                                     Timothy J. Culler, Richard A. Englander, Mark
("BHMS")                                                                             Giambrone and J. Ray Nixon. Each of these
3232 McKinney Avenue, 15th Floor                                                     portfolio managers, except Mark Giambrone, has
Dallas, Texas 75204-2429                                                             been a portfolio manager at BHMS for the past
                                                                                     five years. From 1999 to 2002, Mr. Giambrone
                                                                                     was an equity analyst at BHMS. Messrs. Culler
                                                                                     and Giambrone are also Principals with BHMS.
------------------------------------------------------------------------------------------------------------------------------------

NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                    FUND MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Equity Fund                             TCW was founded in 1971 and as of            Craig C. Blum, Managing Director, U.S. Equities
                                        December 31, 2004, TCW and its affiliated    and Stephen A. Burlingame, Managing Director,
TCW Investment Management Company       companies had approximately $110 billion     U.S. Equities are primarily responsible for the
("TCW")                                 under management or committed to             day-to-day management of the Equity Fund. Mr.
865 South Figueroa Street               management.                                  Blum previously served as a Managing Director,
Suite 1800                                                                           U.S. Equities, TCW Concentrated Core Equities.
Los Angeles, California 90017                                                        In 2003 he served as a Senior Vice President,
                                                                                     U.S. TCW Concentrated Core Equities and from
                                                                                     2001 to 2002 he was Vice President, U.S.
                                                                                     Equities, Central Research Analyst. Mr. Blum
                                                                                     joined TCW in 1999 as a U.S. Equities Central
                                                                                     Research Analyst and in 2000 he became
                                                                                     Assistant Vice President, U.S. Equities,
                                                                                     Central Research Analyst. Mr. Burlingame
                                                                                     previously served as a Managing Director, U.S.
                                                                                     Equities, TCW Concentrated Core Equities and in
                                                                                     2003 he served as a Senior Vice President, U.S.
                                                                                     Equities, TCW Concentrated Core Equities. From
                                                                                     2001 to 2002, he was Vice President, U.S.
                                                                                     Equities, Central Research Analyst. Mr.
                                                                                     Burlingame joined TCW in 2000 as an Assistant
                                                                                     Vice President, U.S. Equities, Central Research
                                                                                     Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                      Boston Advisors has been providing           The management of and investment decisions for
                                        investment counseling since 1971. Boston     the Equity Income Fund are made by the
Boston Advisors, Inc.                   Advisors is an affiliate of the Advisors.    Institutional Portfolio Management team of
("Boston Advisors")                     Total assets under management for Boston     Boston Advisors. Each member of the investment
One Federal Street                      Advisors as of December 31, 2004, were       team serves as Portfolio Manager and Analyst.
20th Floor                              approximately $4.9 billion.                  The members of the Institutional Investment
                                                                                     Boston, Massachusetts 02110 team are: Michael
                                                                                     J. Vogelzang, CFA, Timothy E. Woolston, Douglas
                                                                                     A. Riley, CFA, and Shakeel Dewji. Mr. Vogelzang
                                                                                     joined Boston Advisors in 1997 and has been
                                                                                     President and Chief Investment Officer of
                                                                                     Boston Advisors for the past five years. Mr.
                                                                                     Woolston joined Boston Advisors in 1997 and has
                                                                                     been Senior Vice President and Portfolio
                                                                                     Manager of Boston Advisors for the past five
                                                                                     years. Mr. Dewji has been Vice President and
                                                                                     Portfolio Manager of Boston Advisors for the
                                                                                     past five years. Mr. Riley has been Vice
                                                                                     President and Portfolio Manager of Boston
                                                                                     Advisors since May 2002. Prior to joining
                                                                                     Boston Advisors, he was a portfolio manager
                                                                                     with Babson-United Investment Advisors from
                                                                                     April 1991 to May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             Montag & Caldwell has served as the Fund     Ronald E. Canakaris, President and Chief
                                        Manager to Alpha Fund, Inc., the             Investment Officer of Montag & Caldwell,
Montag & Caldwell, Inc.                 predecessor of the Growth Fund, since the    is responsible for the day-to-day
("Montag & Caldwell")                   Fund was organized in 1968. Montag &         investment management of the Growth Fund and
3455 Peachtree Road, N.E.               Caldwell has been engaged in the business    has more than 34 years' experience in the
Suite 1200                              of providing investment counseling to        investment industry. He has been President of
Atlanta, Georgia 30326-3248             individuals and institutions since 1945.     Montag & Caldwell since 1984 and Chief
                                        Total assets under management for all        Investment Officer since 1997.
                                        clients were approximately $28.3 billion
                                        as of December 31, 2004.
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  UBS Global AM Americas has provided          John Leonard, Thomas M. Cole, Thomas J. Digenan
                                        investment counseling for over 50 years.     and Scott C. Hazen are the portfolio managers
UBS Global Asset Management             is an indirect, wholly-owned subsidiary of   responsible for the day-to-day management of
(Americas) Inc.                         UBS AG. As of December 31, 2004, assets      the Growth and Income Fund. John Leonard is a
("UBS Global AM Americas")              under management were approximately $61.3    Managing Director and Head of North American
One North Wacker Drive                  billion.                                     Equities and is responsible for the
Chicago, Illinois 60606                                                              construction of U.S. equity portfolios and the
                                                                                     oversight of UBS Global AM's Chicago-based
                                                                                     strategy team. He has been with UBS Global AM
                                                                                     as an investment professional since 1991. Mr.
                                                                                     Leonard is the lead Portfolio Manager for the
                                                                                     Fund and is responsible for allocating the Fund
                                                                                     among the various managers and analysts. Thomas
                                                                                     Cole is a Managing Director and Head of
                                                                                     Research, North American Core Equities and has
                                                                                     held that position for more than five years. He
                                                                                     is responsible for the direction and oversight
                                                                                     of the research group of the North American
                                                                                     Core Equities team. Mr. Cole joined UBS Global
                                                                                     AM as an Investment Professional in 1985. Mr.
                                                                                     Digenan is an Executive Director and North
                                                                                     American Equity Strategist. He participates in
                                                                                     the analysis and development of U.S. equity
                                                                                     portfolios. Mr. Digenan joined UBS Global
                                                                                     AM as an Investment Professional in 1993. He
                                                                                     has been a North American Equities Strategist
                                                                                     since 2001 and prior thereto served
                                                                                     as an Executive Director and President, Mutual
                                                                                     Funds from 1993 to 2001. Mr. Hazen, an
                                                                                     Executive Director and North American Equity
                                                                                     Strategist since 2004, participates in the
                                                                                     analysis and development of U.S. Equity
                                                                                     Portfolios. He joined UBS Global AM in 1992 and
                                                                                     from 1992 to 2004, was as Executive Director
                                                                                     Client Service and Relationship Management.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               SSgA FM is affiliated with State Street      Day-to-day management of the International
                                        Global Advisors ("SSgA"), which was          Growth Fund is performed by an investment
SSgA Funds Management, Inc.             established in 1978. As of December 31,      management team within the Global Fundamental
("SSgA FM")                             2004, SSgA FM had $98 billion in assets      Strategies Group ("GFS") comprised of Tom
State Street Financial Center           under management.                            Moore, Timothy Corbett, Ivka Kalus-Bystricky
One Lincoln Street                                                                   and Lindsey Richardson. Tom Moore is a Senior
Boston, Massachusetts 02111-2900                                                     Principal at SSgA and SSgA FM. He joined SSgA
                                                                                     in 2001 as a Portfolio Manager in the GFS and
                                                                                     was named Head of the Global Fundamental
                                                                                     Strategies Group in March 2004.
                                                                                     Prior to joining SSgA FM, he was head of the
                                                                                     International Equities Group at State Street
                                                                                     Research. Mr. Moore has more than three decades
                                                                                     of professional investment expertise, having
                                                                                     started his career as a fundamental research
                                                                                     analyst at Mass Financial Services in Boston in
                                                                                     1969. Timothy Corbett is a Principal of SSgA
                                                                                     and SSgA FM and a Portfolio Manager for the
                                                                                     International Growth Fund. Prior to joining GFS
                                                                                     in August of 2000, Tim was a member of SSgA's
                                                                                     Global Structured Products Group where he
                                                                                     specialized in developed market and emerging
                                                                                     market international indexing strategies from
                                                                                     November 1997 to August of 2000. Ivka
                                                                                     Kalus-Bystricky is a Principal of SSgA and SSgA
                                                                                     FM and a Portfolio Manager for GFS. Prior to
                                                                                     joining SSgA in 2004, Ivka was at Baring Asset
                                                                                     Management from 2003 to 2004, where she worked
                                                                                     as a Senior Portfolio Manager of international
                                                                                     and global portfolios. Before that, she spent
                                                                                     three years managing international portfolios
                                                                                     at Independence Investment and prior to that
                                                                                     was an equity analyst at Putnam Investments.
                                                                                     Lindsey Richardson has been a Principal of SSgA
                                                                                     since 1998 and SSgA FM since 2001 and has
                                                                                     worked as the product specialist within GFS
                                                                                     responsible for the International Developed
                                                                                     Markets product throughout her tenure at SSgA.
------------------------------------------------------------------------------------------------------------------------------------
Global Financial Services Fund          Sanford Bernstein was established in 2000    The Management of, and investment decisions
                                        to continue the investment management        for, the Global Financial Services Fund are
Sanford C. Bernstein & Co., LLC         business of Sanford C. Bernstein & Co.,      made by the Global Financial Services
("Sanford Bernstein")                   Inc. which was acquired by Alliance          Investment Team, which is responsible for
1345 Avenue of the Americas             Capital Management L.P. ("Alliance           management of all the Global Financial Services
New York, New York 10105                Capital") in October 2000. As of December    accounts and is comprised of senior members of
                                        31, 2004, Alliance Capital managed           the Global Value Research Department. Anu
                                        approximately $539 billion in assets under   Venkataraman and Phillipos Philleppedes are
                                        management.                                  primarily responsible for day-to-day management
                                                                                     of the Fund's portfolio. Ms. Venkatraman, a
                                                                                     senior analyst covering property & casualty
                                                                                     insurers, joined the firm in 1993 as a research
                                                                                     associate and assumed her current role in 1997.
                                                                                     Mr. Philleppedes joined the firm in 1999 as a
                                                                                     research analyst covering global banks.
------------------------------------------------------------------------------------------------------------------------------------

NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                    FUND MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Global Socially Responsive Fund         Rockefeller became an investment adviser     Farha-Joyce Haboucha, Director of Socially
                                        in 1980 and as of December 31, 2004, had     Responsive Investments, is responsible for the
Rockefeller & Co., Inc.                 $4.93 billion under management.              day-to-day management of the Global Socially
("Rockefeller")                                                                      Responsive Fund. Ms. Haboucha has been employed
30 Rockefeller Plaza,                                                                by Rockefeller since 1997 as a Senior Portfolio
Room 5400                                                                            Manager. She has more than 24 years' experience
New York, New York 10112                                                             in the investment industry.
------------------------------------------------------------------------------------------------------------------------------------
Mergers and Acquisitions Fund           GAMCO's predecessor, Gabelli & Company,      Mr. Gabelli has served as Chief Investment
                                        Inc., was founded in 1977. As of December    Officer of GAMCO since its inception in 1977
GAMCO                                   31, 2004, total assets under management      and is responsible for the day-to-day
One Corporate Center                    for all clients were $28.7 billion.          management of the Mergers and Acquisitions
Rye, New York 10580                                                                  Fund. He has more than 36 years' experience in
                                                                                     the investment industry.
------------------------------------------------------------------------------------------------------------------------------------
Technology Fund                         Alger has been an investment advisor since   Dan Chung is responsible for the day-to-day
Fred Alger Management, Inc.             1964. As of December 31, 2004, total         management of the Technology Fund. He has
("Alger")                               assets under management for all clients      served as President since 2003. Mr. Chung is
111 Fifth Avenue                        were approximately $9.7 billion.             President, Chief Investment Officer and
2nd Floor                                                                            Portfolio Manager of the LargeCap Growth,
New York, New York 10003                                                             MidCap Growth and Income & Growth Portfolios
                                                                                     and has been employed by Alger since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                            Wellington Management has provided           The day-to-day management of the Managed Fund
Wellington Management Company, LLP      investment counseling services since 1928,   is performed by an investment management team
("Wellington Management")               and as of December 31, 2004, had assets      comprised of the following portfolio managers:
75 State Street                         under management for all clients of          Matthew E. Megargel; Maya K. Bittar; Jeffrey L.
Boston, Massachusetts 02109             approximately $470 billion.                  Kripke; Francis J. Boggan; Thomas L. Pappas;
                                                                                     and Scott M. Elliot. Mr. Megargel, a Senior
                                                                                     Vice President of Wellington Management since
                                                                                     1995, joined the firm as an investment
                                                                                     professional in 1983. Mr. Megargel has been
                                                                                     involved in portfolio management and securities
                                                                                     analysis for the equity portion of the Managed
                                                                                     Fund since August 2002 and is the co-head of
                                                                                     Wellington's Core Equity Group. Ms. Bittar
                                                                                     joined Wellington Management as a Vice
                                                                                     President in 1998. Ms. Bittar has been involved
                                                                                     in portfolio management and securities analysis
                                                                                     for the equity portion of the Managed Fund
                                                                                     since August 2002. Mr. Kripke joined Wellington
                                                                                     Management as a Vice President in 2001. Mr.
                                                                                     Kripke has been involved in portfolio
                                                                                     management and securities analysis for the
                                                                                     equity portion of the Managed Fund since August
                                                                                     2002. Prior to joining the firm, Mr. Kripke was
                                                                                     an associate portfolio manager for Merrill
                                                                                     Lynch Asset Management (1999-2001). Mr. Boggan
                                                                                     joined Wellington Management as a Vice
                                                                                     President 2001. Mr. Boggan has been involved in
                                                                                     portfolio management and securities analysis
                                                                                     for the equity portion of the Managed Fund
                                                                                     since August 2002. Prior to joining Wellington
                                                                                     Management, Mr. Boggan was previously a
                                                                                     Managing Director of Palladian Capital
                                                                                     Management in Los Angeles, where he co-managed
                                                                                     equity portfolios for pension trusts,
                                                                                     foundations, endowments, insurance companies,
                                                                                     and individuals (1998-2000). Mr. Pappas, a
                                                                                     Senior Vice President of Wellington Management
                                                                                     since 1996, joined the firm as an investment
                                                                                     professional in 1987. Mr. Pappas has been
                                                                                     involved in portfolio management and securities
                                                                                     analysis for the bond portion of the Managed
                                                                                     Fund since August 2002 and is Chairman of the
                                                                                     firm's Core Bond Strategy Groups. Mr. Elliott,
                                                                                     a Senior Vice President of Wellington
                                                                                     Management since 2002, joined the firm as an
                                                                                     investment professional in 1994. Mr. Elliot has
                                                                                     been involved in portfolio management and
                                                                                     securities analysis for the Managed Fund since
                                                                                     August 2002 and is Director of the firm's Asset
                                                                                     Allocation Group.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation Fund               UBS Global AM US has provided investment     Thomas Digenan leads a team that manages the
                                        counseling for over 50 years. It is an       Strategic Allocation Fund. Since 2001, Mr.
UBS Global Asset Management (US) Inc.   indirect, wholly-owned subsidiary of UBS     Digenan has been the Executive Director of the
("UBS Global AM US")                    AG. As of December 31, 2004, assets under    North American Equities and has been with UBS
51 West 52nd Street                     management were $49 billion.                 Global AM Americas since 1993. From 1993 to
New York, New York 10019                                                             2001, he was President of UBS Global AM
                                                                                     Americas' Mutual Funds.
------------------------------------------------------------------------------------------------------------------------------------
Government Securities Fund              The firm was founded in 1971 and as of       Philip A. Barach and Jeffrey E. Gundlach, Group
                                        December 31, 2004, TCW and its affiliated    Managing Directors of TCW are responsible for
TCW                                     companies had approximately $110 billion     the day-to-day investment management of the
865 South Figueroa Street               under management.                            Fund and have more than 46 years' combined
Suite 1800                                                                           experience in the investment industry. They
Los Angeles, California 90017                                                        have served as Managing Directors since they
                                                                                     joined TCW in 1987 and 1985, respectively, and
                                                                                     have had portfolio management responsibilities
                                                                                     since that time.
------------------------------------------------------------------------------------------------------------------------------------
High-Yield Bond Fund                    Caywood-Scholl has provided investment       Eric K. Scholl, Managing Director, Portfolio
                                        advice with respect to high-yield,           Manager and President, Thomas Saake, Managing
Caywood-Scholl Capital Management       low grade fixed income instruments since     Director and Portfolio Manager, and James R.
("Caywood-Scholl")                      1986. As of December 31, 2004, assets        Caywood, CFA, Managing Director and Chief
4350 Executive Drive, Suite 125         under management for all clients were        Executive Officer, are responsible for the
San Diego, California 92121             approximately $1.89 billion.                 day-to-day management of the Fund. Mr. Scholl
                                                                                     joined the firm in 1992 as partner and
                                                                                     President and as President has been responsible
                                                                                     for new business development and structured
                                                                                     products. He also has served as a Portfolio
                                                                                     Manager for Caywood-Scholl since 1992. He has
                                                                                     26 years' investment experience. Mr. Saake has
                                                                                     been with Caywood-Scholl since 1990 and has
                                                                                     served as a Portfolio Manager since 1996. He
                                                                                     has over 14 years' investment experience. Mr.
                                                                                     Caywood has more than 36 years' investment
                                                                                     industry experience. He joined Caywood-Scholl
                                                                                     in 1986 as Managing Director and Chief
                                                                                     Executive Officer and has held those positions
                                                                                     since 1986.
------------------------------------------------------------------------------------------------------------------------------------

NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                    FUND MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                Boston Advisors has been providing          The management of, and investment decisions for,
                                        investment counseling since 1971. Boston     the Short Duration Bond Fund are made by the
Boston Advisors, Inc.                   Advisors is an affiliate of the Advisors.    Fixed Income Institutional Portfolio Management
("Boston Advisors")                     Total assets under management for Boston     team of Boston Advisors comprised of Todd A.
One Federal Street                      Advisors as of December 31, 2004, were       Finkelstein, CFA and David Wheeler, CFA. Each
20th Floor                              approximately $4.9 billion.                  serves as Portfolio Manager and Analyst. Todd
Boston, Massachusetts 02110                                                          A. Finkelstein, CFA, Senior Vice President and
                                                                                     Director of Fixed-Income Investments has been
                                                                                     with Boston Advisors in that capacity since
                                                                                     1997. David Wheeler, CFA, Vice President and
                                                                                     Portfolio Manager has been with Boston Advisors
                                                                                     in that capacity since 2004. Prior to that
                                                                                     time, Mr. Wheeler was with MONY Capital
                                                                                     Management from 1993 to 2003, most recently
                                                                                     serving as Managing Director. Mr. Wheeler has
                                                                                     18 years' investment industry experience.
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income Fund                  MBIA has provided investment counseling      Susan Voltz and Patrick Tucci are responsible
                                        services since 1990. As of December 31,      for the day-to-day management of the Tax-Exempt
MBIA Capital Management Corp.           2004, assets under management for all        Income Fund. Ms. Voltz joined MBIA as Director
("MBIA")                                clients were approximately $41 billion.      and Portfolio Manager and has held those
113 King Street                                                                      positions since joining the firm in 1994. She
Armonk, New York 10504                                                               has 21 years' investment experience. Mr. Tucci,
                                                                                     Vice President and Portfolio Manager at MBIA,
                                                                                     concentrates on tax-exempt assets under
                                                                                     management. Prior to joining MBIA in 2002, from
                                                                                     1995 to 2001, he worked at Salomon
                                                                                     Smith Barney in Institutional Municipal Bonds
                                                                                     and Global Equities.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                       PIMCO has provided investment counseling     Mohamed El-Erian is responsible for the
                                        since 1971. As of December 31, 2004,         day-to-day management of the Fund. Mr. El-Erian
Pacific Investment Management           assets under management were $445.7          is a managing director, portfolio manager, and
Company LLC ("PIMCO")                  billion.                                     a senior member of PIMCO's portfolio management
840 Newport Center Drive, Suite 300                                                  and investment strategy group as well as head
Newport Beach, California 92660                                                      of the firm's emerging market portfolio
                                                                                     management team. He joined the firm in May
                                                                                     1999, having been associated with Salomon Smith
                                                                                     Barney/Citibank in London where he was managing
                                                                                     director heading the emerging markets economic
                                                                                     research team.
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                       JPMIM has provided investment counseling     The Money Market Fund is managed by John T.
                                        since 1984. As of December 31, 2004,         Donohue and John H. Tobin. Mr. Donohue, a
J.P. Morgan Investment                  assets under management were $791 billion.   Managing Director, is the global head of the
Management Inc.                                                                      Short Duration Investment Strategy Team. An
("JPMIM")                                                                            employee since 1997, his team is responsible
522 Fifth Avenue                                                                     for the management of all global taxable money
New York, New York 10036                                                             market, enhanced cash and short duration
                                                                                     portfolios. John is also a member of the U.S.
                                                                                     Macro Team. Mr. Tobin, a Vice President, is a
                                                                                     portfolio manager and trader in the U.S. Fixed
                                                                                     Income Group. An employee since 2001, he is
                                                                                     responsible for managing and trading money
                                                                                     market securities for both mutual funds and
                                                                                     separate accounts. Prior to joining the firm,
                                                                                     he worked for State Street Global Advisors
                                                                                     where he spent two years as a portfolio manager
                                                                                     on the reinvestment side of their Security
                                                                                     Lending Group.
------------------------------------------------------------------------------------------------------------------------------------


EXPENSE LIMITATION AGREEMENT


In the interest of limiting until February 28, 2006 the expenses of each Fund, the Advisors have entered into an expense limitation agreement with The Enterprise Group of Funds with respect to the Funds ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, the Advisors have agreed to waive or limit their fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business), are limited to the following respective expense ratios:


                              Total Expenses Limited to
                               (% of daily net assets)
                             ---------------------------
FUNDS                             A       B       C
-----                           -----   -----   -----
Multi-Cap Growth                2.00%   2.55%   2.55%
Small Company Growth            1.65%   2.20%   2.20%
Small Company Value             1.75%   2.30%   2.30%
Capital Appreciation            1.75%   2.30%   2.30%
Deep Value                      1.50%   2.05%   2.05%
Equity                          1.60%   2.15%   2.15%
Equity Income                   1.50%   2.05%   2.05%
Growth                          1.60%   2.15%   2.15%
Growth and Income               1.50%   2.05%   2.05%
International Growth            1.85%   2.40%   2.40%
Global Financial Services       1.75%   2.30%   2.30%
Global Socially Responsive      1.75%   2.30%   2.30%
Mergers and Acquisitions        1.90%   2.45%   2.45%
Technology                      1.90%   2.45%   2.45%
Managed                         1.45%   2.00%   2.00%
Strategic Allocation            1.50%   2.05%   2.05%
Government Securities           1.25%   1.80%   1.80%
High-Yield Bond                 1.30%   1.85%   1.85%
Short Duration Bond             0.90%   1.65%   1.65%
Tax-Exempt Income               1.10%   1.65%   1.65%
Total Return                    1.35%   1.90%   1.90%
Money Market                    0.70%   0.70%   0.70%


The Advisors may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the Fund's expense ratio and such reimbursements do not exceed the Fund's expense cap. If the actual expense ratio is less than the expense cap and the Advisors have recouped all eligible previous payments made, the Fund will be charged such lower expenses.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and disbursements).


This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with Enterprise's financial statements, is included in Enterprise's Annual Report. The information should be read in conjunction with the financial statements contained in Enterprise's Annual Report which are incorporated by reference into Enterprise's SAI and available upon request.


--------------------------------------------------------------------------------
                        Enterprise Multi-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,           For the Period
Enterprise Multi-Cap Growth Fund                     Ten Months Ended   -------------------------------------        7/1/99
(Class A)                                            October 31, 2004     2003      2002      2001      2000    through 12/31/99
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $  6.78         $  5.07   $  7.90   $  9.56   $ 13.74      $  5.00
                                                        -------         -------   -------   -------   -------      -------
Net Investment Income (Loss)/E/                           (0.09)          (0.08)    (0.09)    (0.08)    (0.14)       (0.05)
Net Realized and Unrealized Gain (Loss) on
   Investments                                            (0.11)           1.79     (2.74)    (1.58)    (4.04)        9.00
                                                        -------         -------   -------   -------   -------      -------
Total from Investment Operations                          (0.20)           1.71     (2.83)    (1.66)    (4.18)        8.95
                                                        -------         -------   -------   -------   -------      -------
Dividends from Net Investment Income                         --              --        --        --        --           --
Distributions from Capital Gains                             --              --        --        --        --        (0.21)
                                                        -------         -------   -------   -------   -------      -------
Total Distributions                                          --              --        --        --        --        (0.21)
                                                        -------         -------   -------   -------   -------      -------
Net Asset Value End of Period                           $  6.58         $  6.78   $  5.07   $  7.90   $  9.56      $ 13.74
                                                        =======         =======   =======   =======   =======      =======
Total Return/C/                                           (2.95)%/B/      33.73%   (35.82)%  (17.36)%  (30.42)%     179.26%/B/
Net Assets End of Period (in thousands)                 $30,501         $32,770   $26,114   $55,095   $81,279      $49,206
Ratio of Expenses to Average Net Assets                    2.00%/A/        1.96%     1.85%     1.85%     1.85%        1.85%/A/
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                          2.09%/A/        2.15%     2.20%     2.02%     1.92%        2.43%/A/
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                             (1.66)%/A/      (1.33)%   (1.43)%   (0.98)%   (1.10)%      (1.06)%/A/
Portfolio Turnover Rate                                     143%            161%      189%      105%      127%          32%

                                                                               Year Ended December 31,           For the Period
Enterprise Multi-Cap Growth Fund                     Ten Months Ended   -------------------------------------        7/1/99
(Class B)                                            October 31, 2004     2003      2002      2001      2000    through 12/31/99
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $  6.61        $  4.97   $  7.79   $  9.49   $ 13.70       $  5.00
                                                         -------        -------   -------   -------   -------      -------
Net Investment Income (Loss)/E/                            (0.12)         (0.11)    (0.12)    (0.12)    (0.21)       (0.07)
Net Realized and Unrealized Gain (Loss) on
   Investments                                             (0.09)          1.75     (2.70)    (1.58)    (4.00)        8.98
                                                         -------        -------   -------   -------   -------      -------
Total from Investment Operations                           (0.21)          1.64     (2.82)    (1.70)    (4.21)        8.91
                                                         -------        -------   -------   -------   -------      -------
Dividends from Net Investment Income                          --             --        --        --        --           --
Distributions from Capital Gains                              --             --        --        --        --        (0.21)
                                                         -------        -------   -------   -------   -------      -------
Total Distributions                                           --             --        --        --        --        (0.21)
                                                         -------        -------   -------   -------   -------      -------
Net Asset Value End of Period                            $  6.40        $  6.61   $  4.97   $  7.79   $  9.49      $ 13.70
                                                         =======        =======   =======   =======   =======      =======
Total Return/D/                                            (3.18)%/B/     33.00%   (36.20)%  (17.91)%  (30.73)%     178.45%/B/
Net Assets End of Period (in thousands)                  $39,379        $46,888   $36,329   $68,173   $87,458      $39,854
Ratio of Expenses to Average Net Assets                     2.55%/A/       2.51%     2.40%     2.40%     2.40%        2.40%/A/
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                           2.64%/A/       2.70%     2.75%     2.57%     2.47%        2.90%/A/
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                              (2.21)%/A/     (1.88)%   (1.98)%   (1.54)%   (1.63)%      (1.64)%/A/
Portfolio Turnover Rate                                      143%           161%      189%      105%      127%          32%

--------------------------------------------------------------------------------
                        Enterprise Multi-Cap Growth Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,            For the Period
Enterprise Multi-Cap Growth                        Ten Months Ended   ------------------------------------------        7/1/99
Fund (Class C)                                     October 31, 2004     2003       2002          2001      2000    through 12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                   $  6.60         $  4.97     $  7.78      $  9.48   $ 13.70      $  5.00
                                                      -------         -------     -------      -------   -------      -------
Net Investment Income (Loss)/E/                         (0.12)          (0.11)      (0.12)       (0.12)    (0.21)       (0.07)
Net Realized and Unrealized Gain (Loss) on
   Investments                                          (0.10)           1.74       (2.69)       (1.58)    (4.01)        8.98
                                                      -------         -------     -------      -------   -------      -------
Total from Investment Operations                        (0.22)           1.63       (2.81)       (1.70)    (4.22)        8.91
                                                      -------         -------     -------      -------   -------      -------
Dividends from Net Investment Income                       --              --          --           --        --           --
Distributions from Capital Gains                           --              --          --           --        --        (0.21)
                                                      -------         -------     -------      -------   -------      -------
Total Distributions                                        --              --          --           --        --        (0.21)
                                                      -------         -------     -------      -------   -------      -------
Net Asset Value End of Period                         $  6.38         $  6.60     $  4.97      $  7.78   $  9.48      $ 13.70
                                                      =======         =======     =======      =======   =======      =======
Total Return/D/                                         (3.33)%/B/      32.80%/C/  (36.12)%/C/  (17.93)%  (30.80)%     178.46%/B/
Net Assets End of Period (in thousands)               $10,709         $12,597     $ 9,956      $20,646   $30,826      $13,864
Ratio of Expenses to Average Net Assets                  2.55%/A/        2.51%       2.40%        2.40%     2.40%        2.40%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                             2.64%/A/        2.70%       2.75%        2.57%     2.47%        2.92%/A/
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                           (2.21)%/A/      (1.88)%     (1.98)%      (1.53)%   (1.63)%      (1.62)%/A/
Portfolio Turnover Rate                                   143%            161%        189%         105%      127%          32%

--------------------------------------------------------------------------------
                      Enterprise Small Company Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
Enterprise Small Company Growth Fund          Ten Months Ended   -------------------------------------------------
(Class A)                                     October 31, 2004    2003        2002       2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 26.74         $ 21.76    $ 28.90    $ 30.90   $ 33.26   $ 22.44
                                                 -------         -------    -------    -------   -------   -------
Net Investment Income (Loss)/E/                    (0.29)          (0.33)     (0.35)     (0.39)    (0.43)    (0.35)
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.00/F/         5.31      (6.79)     (1.40)     0.44     11.17
                                                 -------         -------    -------    -------   -------   -------
Total from Investment Operations                   (0.29)           4.98      (7.14)     (1.79)     0.01     10.82
                                                 -------         -------    -------    -------   -------   -------
Dividends from Net Investment Income                  --              --         --         --        --        --
Distributions from Capital Gains                      --              --         --      (0.22)    (2.37)       --
                                                 -------         -------    -------    -------   -------   -------
Total Distributions                                   --              --         --      (0.22)    (2.37)       --
                                                 -------         -------    -------    -------   -------   -------
Redemption Fees                                     0.00/F/         0.00/F/    0.00/F/    0.01        --        --
                                                 -------         -------    -------    -------   -------   -------
Net Asset Value End of Period                    $ 26.45         $ 26.74    $ 21.76    $ 28.90   $ 30.90   $ 33.26
                                                 =======         =======    =======    =======   =======   =======
Total Return/C/                                    (1.08)%/B/      22.89%    (24.71)%    (5.72)%    0.55%    48.22%
Net Assets End of Period (in thousands)          $44,184         $44,265    $31,714    $37,413   $35,921   $19,024
Ratio of Expenses to Average Net Assets             1.65%/A/        1.65%      1.73%      1.85%     1.85%     1.85%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        2.02%/A/        2.04%      2.09%      2.01%     1.98%     2.29%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (1.34)%/A/      (1.41)%    (1.43)%    (1.40)%   (1.26)%   (1.38)%
Portfolio Turnover Rate                               88%             81%        35%        42%       53%       62%

                                                                            Year Ended December 31,
Enterprise Small Company Growth Fund          Ten Months Ended   ------------------------------------------------
(Class B)                                     October 31, 2004    2003       2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 25.64         $ 20.98    $ 28.02   $ 30.11   $ 32.62   $ 22.13
                                                 -------         -------    -------   -------   -------   -------
Net Investment Income (Loss)/E/                    (0.40)          (0.44)     (0.47)    (0.53)    (0.61)    (0.48)
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.01            5.10      (6.57)    (1.34)     0.47     10.97
                                                 -------         -------    -------   -------   -------   -------
Total from Investment Operations                   (0.39)           4.66      (7.04)    (1.87)    (0.14)    10.49
                                                 -------         -------    -------   -------   -------   -------
Dividends from Net Investment Income                  --              --         --        --        --        --
Distributions from Capital Gains                      --              --         --     (0.22)    (2.37)       --
                                                 -------         -------    -------   -------   -------   -------
Total Distributions                                   --              --         --     (0.22)    (2.37)       --
                                                 -------         -------    -------   -------   -------   -------
Redemption Fees                                     0.00/F/         0.00/F/      --        --        --        --
                                                 -------         -------    -------   -------   -------   -------
Net Asset Value End of Period                    $ 25.25         $ 25.64    $ 20.98   $ 28.02   $ 30.11   $ 32.62
                                                 =======         =======    =======   =======   =======   =======
Total Return/D/                                    (1.52)%/B/      22.21%    (25.12)%   (6.17)%    0.10%    47.40%
Net Assets End of Period (in thousands)          $37,430         $42,327    $33,447   $41,749   $38,084   $19,798
Ratio of Expenses to Average Net Assets             2.20%/A/        2.20%      2.28%     2.40%     2.40%     2.40%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        2.57%/A/        2.59%      2.64%     2.56%     2.53%     2.84%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (1.89)%/A/      (1.95)%    (1.98)%   (1.95)%   (1.81)%   (1.93)%
Portfolio Turnover Rate                               88%             81%        35%       42%       53%       62%

--------------------------------------------------------------------------------
                      Enterprise Small Company Growth Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
Enterprise Small Company Growth              Ten Months Ended   -----------------------------------------------------
Fund (Class C)                               October 31, 2004      2003         2002         2001      2000     1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $ 25.73          $ 21.05      $ 28.11       $30.21    $32.73    $22.21
                                               -------          -------      -------       ------    ------    ------
Net Investment Income (Loss)/E/                  (0.40)           (0.45)       (0.46)       (0.53)    (0.62)    (0.47)
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.01             5.13        (6.60)       (1.35)     0.47     10.99
                                               -------          -------      -------       ------    ------    ------
Total from Investment Operations                 (0.39)            4.68        (7.06)       (1.88)    (0.15)    10.52
                                               -------          -------      -------       ------    ------    ------
Dividends from Net Investment Income                --               --           --           --        --        --
Distributions from Capital Gains                    --               --           --        (0.22)    (2.37)       --
                                               -------          -------      -------       ------    ------    ------
Total Distributions                                 --               --           --        (0.22)    (2.37)       --
                                               -------          -------      -------       ------    ------    ------
Redemption Fees                                   0.00/F/          0.00/F/        --           --        --        --
                                               -------          -------      -------       ------    ------    ------
Net Asset Value End of Period                  $ 25.34          $ 25.73      $ 21.05       $28.11    $30.21    $32.73
                                               =======          =======      =======       ======    ======    ======
Total Return/D/                                  (1.52)%/B/       22.23%/C/   (25.12)%/C/   (6.18)%    0.07%    47.37%
Net Assets End of Period (in thousands)        $15,856          $16,567      $10,448       $9,367    $8,596    $4,654
Ratio of Expenses to Average Net Assets           2.20%/A/         2.20%        2.27%        2.40%     2.40%     2.40%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                      2.57%/A/         2.59%        2.66%        2.56%     2.53%     2.84%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                            (1.89)%/A/       (1.95)%      (1.97)%      (1.95)%   (1.81)%   (1.93)%
Portfolio Turnover Rate                             88%              81%          35%          42%       53%       62%

--------------------------------------------------------------------------------
                       Enterprise Small Company Value Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
Enterprise Small Company Value               Ten Months Ended   ----------------------------------------------------------
Fund (Class A)                               October 31, 2004      2003        2002         2001         2000       1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $   9.78         $   7.09    $   8.17     $   7.84     $   8.53    $   7.92
                                               --------         --------    --------     --------     --------    --------
Net Investment Income (Loss)/E/                   (0.03)           (0.04)      (0.04)       (0.02)       (0.01)      (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.70             2.73       (0.93)        0.38         0.51        1.28
                                               --------         --------    --------     --------     --------    --------
Total from Investment Operations                   0.67             2.69       (0.97)        0.36         0.50        1.26
                                               --------         --------    --------     --------     --------    --------
Dividends from Net Investment Income                 --               --          --           --           --          --
Distributions from Capital Gains                     --               --       (0.11)       (0.03)       (1.19)      (0.65)
                                               --------         --------    --------     --------     --------    --------
Total Distributions                                  --               --       (0.11)       (0.03)       (1.19)      (0.65)
                                               --------         --------    --------     --------     --------    --------
Redemption Fees                                    0.00/F/            --        0.00/F/      0.00/F/        --          --
                                               --------         --------    --------     --------     --------    --------
Net Asset Value End of Period                  $  10.45         $   9.78    $   7.09     $   8.17     $   7.84    $   8.53
                                               ========         ========    ========     ========     ========    ========
Total Return/C/                                    6.85%/B/        37.94%     (11.88)%       4.63%        6.52%      16.13%
Net Assets End of Period (in thousands)        $254,300         $250,241    $188,979     $218,905     $174,043    $135,222
Ratio of Expenses to Average Net Assets            1.59%/A/         1.60%       1.64%        1.57%        1.55%       1.63%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.38)%/A/       (0.46)%     (0.50)%      (0.21)%      (0.12)%     (0.22)%
Portfolio Turnover Rate                              10%               8%         19%          32%          71%         46%

                                                                                 Year Ended December 31,
Enterprise Small Company Value               Ten Months Ended   ------------------------------------------------------
Fund (Class B)                               October 31, 2004      2003        2002        2001       2000      1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $   9.21         $   6.71    $   7.78    $   7.52   $   8.27    $  7.74
                                               --------         --------    --------    --------   --------    -------
Net Investment Income (Loss)/E/                   (0.07)           (0.08)      (0.08)      (0.06)     (0.06)     (0.06)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.65             2.58       (0.88)       0.35       0.50       1.24
                                               --------         --------    --------    --------   --------    -------
Total from Investment Operations                   0.58             2.50       (0.96)       0.29       0.44       1.18
                                               --------         --------    --------    --------   --------    -------
Dividends from Net Investment Income                 --               --          --          --         --         --
Distributions from Capital Gains                     --               --       (0.11)      (0.03)     (1.19)     (0.65)
                                               --------         --------    --------    --------   --------    -------
Total Distributions                                  --               --       (0.11)      (0.03)     (1.19)     (0.65)
                                               --------         --------    --------    --------   --------    -------
Redemption Fees                                    0.00/F/            --          --          --         --         --
                                               --------         --------    --------    --------   --------    -------
Net Asset Value End of Period                  $   9.79         $   9.21    $   6.71    $   7.78   $   7.52    $  8.27
                                               ========         ========    ========    ========   ========    =======
Total Return/D/                                    6.30%/B/        37.26%     (12.35)%      3.89%      6.00%     15.47%
Net Assets End of Period (in thousands)        $208,457         $210,248    $156,569    $161,373   $117,125    $98,472
Ratio of Expenses to Average Net Assets            2.14%/A/         2.15%       2.19%       2.12%      2.10%      2.18%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.93)%/A/       (1.01)%     (1.04)%     (0.76)%    (0.66)%    (0.78)%
Portfolio Turnover Rate                              10%               8%         19%         32%        71%        46%

--------------------------------------------------------------------------------
                       Enterprise Small Company Value Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
Enterprise Small Company Value               Ten Months Ended   ---------------------------------------------------------
Fund (Class C)                               October 31, 2004       2003          2002        2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $   9.45         $   6.88      $  7.98       $  7.71    $  8.45    $  7.90
                                               --------         --------      -------       -------    -------    -------
Net Investment Income (Loss)/E/                   (0.08)           (0.08)       (0.08)        (0.06)     (0.06)     (0.06)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.67             2.65        (0.91)         0.36       0.51       1.26
                                               --------         --------      -------       -------    -------    -------
Total from Investment Operations                   0.59             2.57        (0.99)         0.30       0.45       1.20
                                               --------         --------      -------       -------    -------    -------
Dividends from Net Investment Income                 --               --           --            --         --         --
Distributions from Capital Gains                     --               --        (0.11)        (0.03)     (1.19)     (0.65)
                                               --------         --------      -------       -------    -------    -------
Total Distributions                                  --               --        (0.11)        (0.03)     (1.19)     (0.65)
                                               --------         --------      -------       -------    -------    -------
Redemption Fees                                    0.00/F/            --           --            --         --         --
                                               --------         --------      -------       -------    -------    -------
Net Asset Value End of Period                  $  10.04         $   9.45      $  6.88       $  7.98    $  7.71    $  8.45
                                               ========         ========      =======       =======    =======    =======
Total Return/D/                                    6.24%/B/        37.35%/C/   (12.42)%/C/     3.93%      6.00%     15.42%
Net Assets End of Period (in thousands)        $114,721         $111,311      $78,811       $78,665    $54,638    $35,265
Ratio of Expenses to Average Net Assets            2.14%/A/         2.15%        2.19%         2.13%      2.10%      2.19%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.93)%/A/       (1.01)%      (1.04)%       (0.76)%    (0.65)%    (0.76)%
Portfolio Turnover Rate                              10%               8%          19%           32%        71%        46%

--------------------------------------------------------------------------------
                      Enterprise Capital Appreciation Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
Enterprise Capital Appreciation Fund         Ten Months Ended   -------------------------------------------------------
(Class A)                                    October 31, 2004      2003       2002        2001        2000       1999
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  29.66         $  22.47    $ 27.23    $  34.21    $  46.61    $  38.59
                                               --------         --------    -------    --------    --------    --------
Net Investment Income (Loss)/E/                   (0.14)           (0.21)     (0.25)      (0.24)      (0.25)      (0.47)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.42             7.40      (4.51)      (6.75)      (5.44)      15.43
                                               --------         --------    -------    --------    --------    --------
Total from Investment Operations                   0.28             7.19      (4.76)      (6.99)      (5.69)      14.96
                                               --------         --------    -------    --------    --------    --------
Dividends from Net Investment Income                 --               --         --          --          --          --
Distributions from Capital Gains                     --               --         --          --       (6.71)      (6.94)
                                               --------         --------    -------    --------    --------    --------
Total Distributions                                  --               --         --          --       (6.71)      (6.94)
                                               --------         --------    -------    --------    --------    --------
Redemption Fees                                   0.00/F/          0.00/F/    0.00/F/      0.01          --          --
                                               --------         --------    -------    --------    --------    --------
Net Asset Value End of Period                  $  29.94         $  29.66    $ 22.47    $  27.23    $  34.21    $  46.61
                                               ========         ========    =======    ========    ========    ========
Total Return/C/                                    0.94%/B/        32.00%    (17.48)%    (20.40)%    (14.19)%     39.39%
Net Assets End of Period (in thousands)        $159,201         $147,894    $96,878    $128,957    $176,467    $181,232
Ratio of Expenses to Average Net Assets            1.61%/A/         1.62%      1.67%       1.61%       1.52%       1.52%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Offset Arrangements)         1.63%/A/         1.62%      1.67%       1.63%       1.52%       1.52%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.56)%/A/       (0.82)%    (0.95)%     (0.84)%     (0.64)%     (1.15)%
Portfolio Turnover Rate                              69%              82%       111%        111%        140%        170%

                                                                               Year Ended December 31,
Enterprise Capital Appreciation Fund         Ten Months Ended   ----------------------------------------------------
(Class B)                                    October 31, 2004      2003       2002       2001       2000       1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period           $ 27.69           $ 21.09     $ 25.70    $ 32.47    $ 44.80    $ 37.50
                                              -------           -------     -------    -------    -------    -------
Net Investment Income (Loss)/E/                 (0.25)            (0.33)      (0.37)     (0.37)     (0.43)     (0.68)
Net Realized and Unrealized Gain (Loss) on
   Investments                                   0.37              6.93       (4.24)     (6.40)     (5.19)     14.92
                                              -------           -------     -------    -------    -------    -------
Total from Investment Operations                 0.12              6.60       (4.61)     (6.77)     (5.62)     14.24
                                              -------           -------     -------    -------    -------    -------
Dividends from Net Investment Income               --                --          --         --         --         --
Distributions from Capital Gains                   --                --          --         --      (6.71)     (6.94)
                                              -------           -------     -------    -------    -------    -------
Total Distributions                                --                --          --         --      (6.71)     (6.94)
                                              -------           -------     -------    -------    -------    -------
Redemption Fees                                  0.00/F/           0.00/F/       --         --         --         --
                                              -------           -------     -------    -------    -------    -------
Net Asset Value End of Period                 $ 27.81           $ 27.69     $ 21.09    $ 25.70    $ 32.47    $ 44.80
                                              =======           =======     =======    =======    =======    =======
Total Return/D/                                  0.43%/B/         31.29%     (17.94)%   (20.85)%   (14.65)%    38.62%
Net Assets End of Period (in thousands)       $66,639           $70,714     $44,262    $56,243    $74,887    $40,276
Ratio of Expenses to Average Net Assets          2.16%/A/          2.17%       2.22%      2.16%      2.08%      2.08%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Offset
   Arrangements)                                 2.18%/A/          2.17%       2.22%      2.18%      2.08%      2.08%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                           (1.11)%/A,H/      (1.39)%     (1.51)%    (1.40)%    (1.17)%    (1.69)%
Portfolio Turnover Rate                            69%               82%        111%       111%       140%       170%

--------------------------------------------------------------------------------
                      Enterprise Capital Appreciation Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
Enterprise Capital Appreciation               Ten Months Ended   ---------------------------------------------------
Fund (Class C)                                October 31, 2004     2003        2002         2001      2000     1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 28.49          $ 21.70     $ 26.43      $ 33.40   $ 45.85   $38.25
                                                -------          -------     -------      -------   -------   ------
Net Investment Income (Loss)/E/                   (0.26)           (0.35)      (0.38)       (0.38)    (0.44)   (0.68)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.39             7.14       (4.35)       (6.59)    (5.30)   15.22
                                                -------          -------     -------      -------   -------   ------
Total from Investment Operations                   0.13             6.79       (4.73)       (6.97)    (5.74)   14.54
                                                -------          -------     -------      -------   -------   ------
Dividends from Net Investment Income                 --               --          --           --        --       --
Distributions from Capital Gains                     --               --          --           --     (6.71)   (6.94)
                                                -------          -------     -------      -------   -------   ------
Total Distributions                                  --               --          --           --     (6.71)   (6.94)
                                                -------          -------     -------      -------   -------   ------
Redemption Fees                                    0.00/F/          0.00/F/       --           --        --       --
                                                -------          -------     -------      -------   -------   ------
Net Asset Value End of Period                   $ 28.62          $ 28.49     $ 21.70      $ 26.43   $ 33.40   $45.85
                                                =======          =======     =======      =======   =======   ======
Total Return/D/                                    0.46%/B/        31.29%/C/  (17.90)%/C/  (20.87)%  (14.57)%  38.64%
Net Assets End of Period (in thousands)         $37,032          $28,922     $15,135      $17,156   $23,483   $6,918
Ratio of Expenses to Average Net Assets            2.16%/A/         2.16%       2.22%        2.16%     2.08%    2.11%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Offset Arrangements)         2.18%/A/         2.16%       2.22%        2.18%     2.08%    2.11%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (1.11)%/A/       (1.39)%     (1.51)%      (1.39)%   (1.17)%  (1.69)%
Portfolio Turnover Rate                              69%              82%        111%         111%      140%     170%

--------------------------------------------------------------------------------
                           Enterprise Deep Value Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                     Year Ended
                                                                    December 31,      For the Period
                                              Ten Months Ended   -----------------       05/31/01
Enterprise Deep Value Fund (Class A)          October 31, 2004     2003      2002    through 12/31/01
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $  9.71         $  7.59   $  9.93      $10.00
                                                 -------         -------   -------      ------
Net Investment Income (Loss)/E/                     0.05            0.07      0.06        0.02
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.16            2.12     (2.34)      (0.06)
                                                 -------         -------   -------      ------
Total from Investment Operations                    0.21            2.19     (2.28)      (0.04)
                                                 -------         -------   -------      ------
Dividends from Net Investment Income                  --           (0.07)    (0.05)         --
Distributions from Capital Gains                      --              --     (0.01)      (0.03)
                                                 -------         -------   -------      ------
Total Distributions                                   --           (0.07)    (0.06)      (0.03)
                                                 -------         -------   -------      ------
Net Asset Value End of Period                    $  9.92         $  9.71   $  7.59      $ 9.93
                                                 =======         =======   =======      ======
Total Return/C/                                     2.16%/B/       28.87%   (22.97)%     (0.41)%/B/
Net Assets End of Period (in thousands)          $17,347         $13,462   $ 6,037      $4,085
Ratio of Expenses to Average Net Assets             1.50%/A/        1.50%     1.50%       1.50%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        1.88%/A/        2.06%     2.29%       4.31%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.63%/A/        0.90%     0.67%       0.28%/A/
Portfolio Turnover Rate                               34%             30%       43%         16%

                                                                     Year Ended
                                                                    December 31,      For the Period
                                              Ten Months Ended   -----------------       05/31/01
Enterprise Deep Value Fund (Class B)          October 31, 2004     2003      2002    through 12/31/01
-----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $  9.67          $  7.57   $  9.90      $10.00
                                                -------          -------   -------      ------
Net Investment Income (Loss)/E/                    0.01             0.03      0.01       (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.15             2.10     (2.32)      (0.05)
                                                -------          -------   -------      ------
Total from Investment Operations                   0.16             2.13     (2.31)      (0.07)
                                                -------          -------   -------      ------
Dividends from Net Investment Income                 --            (0.03)    (0.01)         --
Distributions from Capital Gains                     --               --     (0.01)      (0.03)
                                                -------          -------   -------      ------
Total Distributions                                  --            (0.03)    (0.02)      (0.03)
                                                -------          -------   -------      ------
Net Asset Value End of Period                   $  9.83          $  9.67   $  7.57      $ 9.90
                                                =======          =======   =======      ======
Total Return/D/                                    1.65%/B/        28.14%   (23.35)%     (0.71)%/B/
Net Assets End of Period (in thousands)         $14,634          $11,917   $ 6,515      $4,856
Ratio of Expenses to Average Net Assets            2.05%/A/         2.05%     2.05%       2.05%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.43%/A/         2.62%     2.86%       4.87%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.08%/A,H/       0.36%     0.12%      (0.28)%/A/
Portfolio Turnover Rate                              34%              30%       43%         16%

--------------------------------------------------------------------------------
                           Enterprise Deep Value Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                     Year Ended
                                                                    December 31,          For the Period
                                              Ten Months Ended   ------------------          05/31/01
Enterprise Deep Value Fund (Class C)          October 31, 2004    2003        2002       through 12/31/01
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 9.67          $ 7.57     $  9.90         $10.00
                                                 ------          ------     -------         ------
Net Investment Income (Loss)/E/                    0.01            0.03        0.01          (0.01)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.15            2.10       (2.32)         (0.06)
                                                 ------          ------     -------         ------
Total from Investment Operations                   0.16            2.13       (2.31)         (0.07)
                                                 ------          ------     -------         ------
Dividends from Net Investment Income                 --           (0.03)      (0.01)            --
Distributions from Capital Gains                     --              --       (0.01)         (0.03)
                                                 ------          ------     -------         ------
Total Distributions                                  --           (0.03)      (0.02)         (0.03)
                                                 ------          ------     -------         ------
Net Asset Value End of Period                    $ 9.83          $ 9.67     $  7.57         $ 9.90
                                                 ======          ======     =======         ======
Total Return/D/                                    1.65%/B/       28.20%/C/  (23.38)%/C/     (0.71)%/B/
Net Assets End of Period (in thousands)          $6,805          $5,020     $ 2,374         $2,039
Ratio of Expenses to Average Net Assets            2.05%/A/        2.05%       2.05%          2.05%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.43%/A/        2.61%       2.86%          4.88%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.08%/A,H/      0.35%       0.13%         (0.26)%/A/
Portfolio Turnover Rate                              34%             30%         43%            16%

--------------------------------------------------------------------------------
                             Enterprise Equity Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                              Ten Months Ended   ------------------------------------------------
Enterprise Equity Fund (Class A)              October 31, 2004     2003       2002       2001      2000     1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $  5.82         $  3.86    $  5.50    $  6.81   $  7.26   $ 6.47
                                                 -------         -------    -------    -------   -------   ------
Net Investment Income (Loss)/E/                    (0.06)          (0.06)     (0.06)     (0.07)    (0.07)   (0.01)
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.22            2.02      (1.58)     (1.21)    (0.26)    1.11
                                                 -------         -------    -------    -------   -------   ------
Total from Investment Operations                    0.16            1.96      (1.64)     (1.28)    (0.33)    1.10
                                                 -------         -------    -------    -------   -------   ------
Dividends from Net Investment Income                  --              --         --         --        --       --
Distributions from Capital Gains                      --              --         --      (0.03)    (0.12)   (0.31)
                                                 -------         -------    -------    -------   -------   ------
Total Distributions                                   --              --         --      (0.03)    (0.12)   (0.31)
                                                 -------         -------    -------    -------   -------   ------
Redemption Fees                                     0.00/F/         0.00/F/    0.00/F/      --        --       --
                                                 -------         -------    -------    -------   -------   ------
Net Asset Value End of Period                    $  5.98         $  5.82    $  3.86    $  5.50   $  6.81   $ 7.26
                                                 =======         =======    =======    =======   =======   ======
Total Return/C/                                     2.75%/B/       50.78%    (29.82)%   (18.75)%   (4.82)%  17.15%
Net Assets End of Period (in thousands)          $74,983         $74,468    $34,148    $55,677   $54,319   $8,139
Ratio of Expenses to Average Net Assets             1.60%/A/        1.60%      1.60%      1.60%     1.60%    1.60%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        1.64%/A/        1.66%      1.78%      1.70%     1.79%    2.55%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (1.27)%/A/      (1.24)%    (1.29)%    (1.21)%   (0.89)%  (0.11)%
Portfolio Turnover Rate                               16%             19%        15%        19%       27%     176%

                                                                              Year Ended December 31,
                                              Ten Months Ended   ------------------------------------------------
Enterprise Equity Fund (Class B)              October 31, 2004     2003       2002      2001      2000      1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $  5.63          $   3.76   $  5.38   $  6.69   $  7.17   $  6.43
                                                -------          --------   -------   -------   -------   -------
Net Investment Income (Loss)/E/                   (0.09)            (0.09)    (0.08)    (0.10)    (0.11)    (0.04)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.22              1.96     (1.54)    (1.18)    (0.25)     1.09
                                                -------          --------   -------   -------   -------   -------
Total from Investment Operations                   0.13              1.87     (1.62)    (1.28)    (0.36)     1.05
                                                -------          --------   -------   -------   -------   -------
Dividends from Net Investment Income                 --                --        --        --        --        --
Distributions from Capital Gains                     --                --        --     (0.03)    (0.12)    (0.31)
                                                -------          --------   -------   -------   -------   -------
Total Distributions                                  --                --        --     (0.03)    (0.12)    (0.31)
                                                -------          --------   -------   -------   -------   -------
Redemption Fees                                    0.00/F/        0.00/F/        --        --        --        --
                                                -------          --------   -------   -------   -------   -------
Net Asset Value End of Period                   $  5.76          $   5.63   $  3.76   $  5.38   $  6.69   $  7.17
                                                =======          ========   =======   =======   =======   =======
Total Return/D/                                    2.31%/B/         49.73%   (30.11)%  (19.09)%   (5.30)%   16.49%
Net Assets End of Period (in thousands)         $54,059          $ 54,939   $32,037   $52,441   $55,021   $11,431
Ratio of Expenses to Average Net Assets            2.15%/A/          2.15%     2.15%     2.15%     2.15%     2.15%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.19%/A/          2.22%     2.34%     2.25%     2.35%     3.10%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (1.82)%/A/        (1.80)%   (1.84)%   (1.76)%   (1.44)%   (0.66)%
Portfolio Turnover Rate                              16%               19%       15%       19%       27%      176%

--------------------------------------------------------------------------------
                             Enterprise Equity Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                       Ten Months Ended   ----------------------------------------------------
Enterprise Equity Fund (Class C)                       October 31, 2004     2003        2002         2001       2000     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $  5.63          $  3.76     $  5.39      $  6.69    $  7.17   $ 6.44
                                                         -------          -------     -------      -------    -------   ------
Net Investment Income (Loss)/E/                            (0.09)           (0.09)      (0.08)       (0.10)     (0.10)   (0.04)
Net Realized and Unrealized Gain (Loss) on
   Investments                                              0.22             1.96       (1.55)       (1.17)     (0.26)    1.08
                                                         -------          -------     -------      -------    -------   ------
Total from Investment Operations                            0.13             1.87       (1.63)       (1.27)     (0.36)    1.04
                                                         -------          -------     -------      -------    -------   ------
Dividends from Net Investment Income                          --               --          --           --         --       --
Distributions from Capital Gains                              --               --          --        (0.03)     (0.12)   (0.31)
                                                         -------          -------     -------      -------    -------   ------
Total Distributions                                           --               --          --        (0.03)     (0.12)   (0.31)
                                                         -------          -------     -------      -------    -------   ------
Redemption Fees                                             0.00/F/          0.00/F/       --           --         --       --
                                                         -------          -------     -------      -------    -------   ------
Net Asset Value End of Period                            $  5.76          $  5.63     $  3.76      $  5.39    $  6.69   $ 7.17
                                                         =======          =======     =======      =======    =======   ======
Total Return/D/                                             2.31%/B/        49.73%/C/  (30.24)%/C/  (18.94)%    (5.30)%  16.30%
Net Assets End of Period (in thousands)                  $42,206          $38,988     $21,557      $35,995    $32,620   $2,144
Ratio of Expenses to Average Net Assets                     2.15%/A/         2.15%       2.15%        2.15%      2.15%    2.15%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                                2.19%/A,H/       2.22%       2.34%        2.25%      2.33%    3.09%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                  (1.82)%/A/       (1.80)%     (1.84)%      (1.76)%    (1.46)%  (0.64)%
Portfolio Turnover Rate                                       16%              19%         15%          19%        27%     176%

--------------------------------------------------------------------------------
                          Enterprise Equity Income Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------


For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
Enterprise Equity Income Fund                          Ten Months Ended   ------------------------------------------------
(Class A)                                              October 31, 2004     2003      2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $ 22.98         $ 18.40   $ 22.12   $ 25.72   $ 27.48   $  26.89
                                                          -------         -------   -------   -------   -------   --------
Net Investment Income (Loss)/E/                              0.21            0.25      0.19      0.20      0.22       0.22
Net Realized and Unrealized Gain (Loss) on
   Investments                                               2.15            4.58     (3.55)    (3.24)     1.10       1.69
                                                          -------         -------   -------   -------   -------   --------
Total from Investment Operations                             2.36            4.83     (3.36)    (3.04)     1.32       1.91
                                                          -------         -------   -------   -------   -------   --------
Dividends from Net Investment Income                        (0.13)          (0.25)    (0.19)    (0.18)    (0.22)     (0.20)
Distributions from Capital Gains                               --              --     (0.17)    (0.38)    (2.86)     (1.12)
                                                          -------         -------   -------   -------   -------   --------
Total Distributions                                         (0.13)          (0.25)    (0.36)    (0.56)    (3.08)     (1.32)
                                                          -------         -------   -------   -------   -------   --------
Redemption Fees                                              0.00/F/           --        --        --        --         --
                                                          -------         -------   -------   -------   -------   --------
Net Asset Value End of Period                             $ 25.21         $ 22.98   $ 18.40   $ 22.12   $ 25.72   $  27.48
                                                          =======         =======   =======   =======   =======   ========
Total Return/C/                                             10.28%/B/       26.38%   (15.23)%  (11.83)%    5.44%      7.20%
Net Assets End of Period (in thousands)                   $90,020         $70,505   $60,165   $79,215   $95,009   $111,395
Ratio of Expenses to Average Net Assets                      1.50%/A/        1.50%     1.50%     1.50%     1.50%      1.50%
Ratio of Expenses to Average Net Assets (Excluding
 Reimbursement)                                              1.62%/A/        1.65%     1.67%     1.58%     1.52%      1.51%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                    1.05%/A/        1.33%     0.91%     0.84%     0.83%      0.76%
Portfolio Turnover Rate                                        57%            105%       41%       48%       33%        32%

                                                                                       Year Ended December 31,
Enterprise Equity Income Fund                          Ten Months Ended   -----------------------------------------------
(Class B)                                              October 31, 2004     2003      2002      2001      2000      1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $ 22.60         $ 18.11   $ 21.77   $ 25.32   $ 27.10   $ 26.57
                                                          -------         -------   -------   -------   -------   -------
Net Investment Income (Loss)/E/                              0.10            0.15      0.07      0.07      0.07      0.06
Net Realized and Unrealized Gain (Loss) on
   Investments                                               2.10            4.49     (3.48)    (3.18)     1.09      1.65
                                                          -------         -------   -------   -------   -------   -------
Total from Investment Operations                             2.20            4.64     (3.41)    (3.11)     1.16      1.71
                                                          -------         -------   -------   -------   -------   -------
Dividends from Net Investment Income                        (0.06)          (0.15)    (0.08)    (0.06)    (0.08)    (0.06)
Distributions from Capital Gains                               --              --     (0.17)    (0.38)    (2.86)    (1.12)
                                                          -------         -------   -------   -------   -------   -------
Total Distributions                                         (0.06)          (0.15)    (0.25)    (0.44)    (2.94)    (1.18)
                                                          -------         -------   -------   -------   -------   -------
Redemption Fees                                              0.00/F/           --        --        --        --        --
                                                          -------         -------   -------   -------   -------   -------
Net Asset Value End of Period                             $ 24.74         $ 22.60   $ 18.11   $ 21.77   $ 25.32   $ 27.10
                                                          =======         =======   =======   =======   =======   =======
Total Return/D/                                              9.76%/B/       25.68%   (15.67)%  (12.28)%    4.88%     6.55%
Net Assets End of Period (in thousands)                   $43,698         $37,491   $30,879   $38,273   $40,221   $44,574
Ratio of Expenses to Average Net Assets                      2.05%/A/        2.05%     2.05%     2.05%     2.05%     2.05%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                            2.17%/A/        2.19%     2.22%     2.13%     2.07%     2.07%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                    0.50%/A/        0.78%     0.36%     0.29%     0.28%     0.20%
Portfolio Turnover Rate                                        57%            105%       41%       48%       33%       32%

--------------------------------------------------------------------------------
                          Enterprise Equity Income Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------


For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
Enterprise Equity Income Fund                          Ten Months Ended   ---------------------------------------------------
(Class C)                                              October 31, 2004     2003         2002          2001     2000     1999
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $ 22.75          $18.23      $ 21.92       $ 25.49   $27.26   $26.70
                                                         -------          ------      -------       -------   ------   ------
Net Investment Income (Loss)/E/                             0.10            0.15         0.07          0.07     0.07     0.06
Net Realized and Unrealized Gain (Loss) on
   Investments                                              2.12            4.52        (3.51)        (3.20)    1.10     1.69
                                                         -------          ------      -------       -------   ------   ------
Total from Investment Operations                            2.22            4.67        (3.44)        (3.13)    1.17     1.75
                                                         -------          ------      -------       -------   ------   ------
Dividends from Net Investment Income                       (0.07)          (0.15)       (0.08)        (0.06)   (0.08)   (0.07)
Distributions from Capital Gains                              --              --        (0.17)        (0.38)   (2.86)   (1.12)
                                                         -------          ------      -------       -------   ------   ------
Total Distributions                                        (0.07)          (0.15)       (0.25)        (0.44)   (2.94)   (1.19)
                                                         -------          ------      -------       -------   ------   ------
Redemption Fees                                             0.00/F/           --           --            --       --       --
                                                         -------          ------      -------       -------   ------   ------
Net Asset Value End of Period                            $ 24.90          $22.75      $ 18.23       $ 21.92   $25.49   $27.26
                                                         =======          ======      =======       =======   ======   ======
Total Return/D/                                             9.76%/B/       25.70%/C/   (15.69)%/C/   (12.28)%   4.89%    6.64%
Net Assets End of Period (in thousands)                  $12,910          $9,452      $ 6,829       $ 8,093   $8,391   $9,338
Ratio of Expenses to Average Net Assets                     2.05%/A/        2.05%        2.05%         2.05%    2.05%    2.05%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                                2.17%/A,H/      2.19%        2.22%         2.13%    2.07%    2.07%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                   0.50%/A,H/      0.78%        0.36%         0.29%    0.28%    0.20%
Portfolio Turnover Rate                                       57%            105%          41%           48%      33%      32%

--------------------------------------------------------------------------------
                             Enterprise Growth Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------


For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
Enterprise Growth Fund                                 Ten Months Ended   --------------------------------------------------------
(Class A)                                              October 31, 2004     2003       2002       2001        2000         1999
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $  15.86         $  13.64   $  17.78   $  20.52   $    24.55   $    21.07
                                                         --------         --------   --------   --------   ----------   ----------
Net Investment Income (Loss)/E/                             (0.05)           (0.03)     (0.05)     (0.06)       (0.09)       (0.12)
Net Realized and Unrealized Gain (Loss) on
   Investments                                              (0.20)            2.25      (4.09)     (2.68)       (1.88)        4.73
                                                         --------         --------   --------   --------   ----------   ----------
Total from Investment Operations                            (0.25)            2.22      (4.14)     (2.74)       (1.97)        4.61
                                                         --------         --------   --------   --------   ----------   ----------
Dividends from Net Investment Income                           --               --         --         --           --           --
Distributions from Capital Gains                               --               --         --         --        (2.06)       (1.13)
                                                         --------         --------   --------   --------   ----------   ----------
Total Distributions                                            --               --         --         --        (2.06)       (1.13)
                                                         --------         --------   --------   --------   ----------   ----------
Net Asset Value End of Period                            $  15.61         $  15.86   $  13.64   $  17.78   $    20.52   $    24.55
                                                         ========         ========   ========   ========   ==========   ==========
Total Return/C/                                             (1.58)%/B/       16.28%    (23.28)%   (13.35)%      (7.94)%      22.08%
Net Assets End of Period (in thousands)                  $961,077         $960,098   $689,196   $820,971   $1,029,590   $1,268,022
Ratio of Expenses to Average Net Assets                      1.55%/A/         1.55%      1.58%      1.49%        1.41%        1.40%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                   (0.35)%/A/       (0.18)%    (0.30)%    (0.36)%      (0.41)%      (0.51)%
Portfolio Turnover Rate                                        41%              38%        43%        52%          65%          38%

                                                                                           Year Ended December 31,
Enterprise Growth Fund                                 Ten Months Ended   ----------------------------------------------------
(Class B)                                              October 31, 2004     2003       2002        2001      2000       1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $  15.03         $  13.00   $  17.04   $  19.76   $  23.84   $  20.62
                                                         --------         --------   --------   --------   --------   --------
Net Investment Income (Loss)/E/                             (0.11)           (0.10)     (0.13)     (0.16)     (0.21)     (0.24)
Net Realized and Unrealized Gain (Loss) on
 Investments                                                (0.20)            2.13      (3.91)     (2.56)     (1.81)      4.59
                                                         --------         --------   --------   --------   --------   --------
Total from Investment Operations                            (0.31)            2.03      (4.04)     (2.72)     (2.02)      4.35
                                                         --------         --------   --------   --------   --------   --------
Dividends from Net Investment Income                           --               --         --         --         --         --
Distributions from Capital Gains                               --               --         --         --      (2.06)     (1.13)
                                                         --------         --------   --------   --------   --------   --------
Total Distributions                                            --               --         --         --      (2.06)     (1.13)
                                                         --------         --------   --------   --------   --------   --------
Net Asset Value End of Period                            $  14.72         $  15.03   $  13.00   $  17.04   $  19.76   $  23.84
                                                         ========         ========   ========   ========   ========   ========
Total Return/D/                                             (2.06)%/B/       15.62%    (23.71)%   (13.77)%    (8.40)%    21.30%
Net Assets End of Period (in thousands)                  $391,307         $461,562   $426,757   $605,432   $736,423   $811,706
Ratio of Expenses to Average Net Assets                      2.10%/A/         2.10%      2.12%      2.04%      1.96%      1.95%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                       (0.90)%/A/       (0.73)%    (0.85)%    (0.91)%    (0.95)%    (1.06)%
Portfolio Turnover Rate                                        41%              38%        43%        52%        65%        38%

--------------------------------------------------------------------------------
                             Enterprise Growth Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
Enterprise Growth Fund                    Ten Months Ended   -------------------------------------------------------------
(Class C)                                 October 31, 2004     2003          2002           2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period          $  15.24        $  13.18      $  17.27       $  20.04    $  24.14    $  20.87
                                             --------        --------      --------       --------    --------    --------
Net Investment Income (Loss)/E/                 (0.11)          (0.10)        (0.13)         (0.16)      (0.21)      (0.24)
Net Realized and Unrealized Gain (Loss)
   on Investments                               (0.20)           2.16         (3.96)         (2.61)      (1.83)       4.64
                                             --------        --------      --------       --------    --------    --------
Total from Investment Operations                (0.31)           2.06         (4.09)         (2.77)      (2.04)       4.40
                                             --------        --------      --------       --------    --------    --------
Dividends from Net Investment Income               --              --            --             --          --          --
Distributions from Capital Gains                   --              --            --             --       (2.06)      (1.13)
                                             --------        --------      --------       --------    --------    --------
Total Distributions                                --              --            --             --       (2.06)      (1.13)
                                             --------        --------      --------       --------    --------    --------
Net Asset Value End of Period                $  14.93        $  15.24      $  13.18       $  17.27    $  20.04    $  24.14
                                             ========        ========      ========       ========    ========    ========
Total Return/D/                                 (2.03)%/B/      15.63%/C/    (23.68)%/C/    (13.82)%     (8.38)%     21.28%
Net Assets End of Period (in thousands)      $195,473        $211,086      $174,419       $214,230    $253,834    $294,683
Ratio of Expenses to Average Net
   Assets                                        2.10%/A/        2.10%         2.13%          2.04%       1.96%       1.95%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.90)%/A/      (0.73)%       (0.85)%        (0.91)%     (0.96)%     (1.07)%
Portfolio Turnover Rate                            41%             38%           43%            52%         65%         38%

--------------------------------------------------------------------------------
                        Enterprise Growth and Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
Enterprise Growth and Income Fund            Ten Months Ended   --------------------------------------------------
(Class A)                                    October 31, 2004     2003      2002       2001       2000       1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $ 30.52       $ 24.11   $ 32.88    $ 38.55    $ 38.57    $ 29.01
                                                  -------       -------   -------    -------    -------    -------
Net Investment Income (Loss)/E/                      0.04          0.09      0.03       0.07       0.06       0.00/F/
Net Realized and Unrealized Gain (Loss) on
   Investments                                       1.31          6.35     (8.80)     (5.59)     (0.08)      9.57
                                                  -------       -------   -------    -------    -------    -------
Total from Investment Operations                     1.35          6.44     (8.77)     (5.52)     (0.02)      9.57
                                                  -------       -------   -------    -------    -------    -------
Dividends from Net Investment Income                   --         (0.03)       --         --         --         --
Distributions from Capital Gains                       --            --        --      (0.15)        --      (0.01)
                                                  -------       -------   -------    -------    -------    -------
Total Distributions                                    --         (0.03)       --      (0.15)        --      (0.01)
                                                  -------       -------   -------    -------    -------    -------
Net Asset Value End of Period                     $ 31.87       $ 30.52   $ 24.11    $ 32.88    $ 38.55    $ 38.57
                                                  =======       =======   =======    =======    =======    =======
Total Return/C/                                      4.33%/B/     26.71%   (26.67)%   (14.32)%    (0.05)%    32.97%
Net Assets End of Period (in thousands)           $68,849       $60,352   $50,361    $84,159    $94,885    $65,759
Ratio of Expenses to Average Net Assets              1.50%/A/      1.50%     1.50%      1.50%      1.50%      1.50%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                         1.72%/A/      1.74%     1.71%      1.59%      1.54%      1.64%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.16%/A/      0.37%     0.11%      0.21%      0.15%      0.00%
Portfolio Turnover Rate                                33%          118%       17%         3%        10%         3%

                                                                               Year Ended December 31,
Enterprise Growth and Income Fund            Ten Months Ended   -----------------------------------------------------
(Class B)                                    October 31, 2004     2003      2002        2001        2000        1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 29.60         $ 23.49    $ 32.22    $  37.99    $  38.20    $ 28.90
                                                -------         -------    -------    --------    --------    -------
Net Investment Income (Loss)/E/                   (0.10)          (0.05)     (0.12)      (0.12)      (0.16)     (0.18)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     1.28            6.16      (8.61)      (5.50)      (0.05)      9.49
                                                -------         -------    -------    --------    --------    -------
Total from Investment Operations                   1.18            6.11      (8.73)      (5.62)      (0.21)      9.31
                                                -------         -------    -------    --------    --------    -------
Dividends from Net Investment Income                 --              --         --          --          --         --
Distributions from Capital Gains                     --              --         --       (0.15)         --      (0.01)
                                                -------         -------    -------    --------    --------    -------
Total Distributions                                  --              --         --       (0.15)         --      (0.01)
                                                -------         -------    -------    --------    --------    -------
Net Asset Value End of Period                   $ 30.78         $ 29.60    $ 23.49    $  32.22    $  37.99    $ 38.20
                                                =======         =======    =======    ========    ========    =======
Total Return/D/                                    3.89%/B/       26.01%    (27.09)%    (14.80)%     (0.55)%    32.20%
Net Assets End of Period (in thousands)         $77,038         $84,510    $73,049    $118,866    $124,127    $74,597
Ratio of Expenses to Average Net Assets            2.05%/A/        2.05%      2.05%       2.05%       2.05%      2.05%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.27%/A,H/      2.29%      2.26%       2.14%       2.09%      2.19%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.39)%/A/      (0.18)%    (0.43)%     (0.35)%     (0.40)%    (0.56)%
Portfolio Turnover Rate                              33%            118%        17%          3%         10%         3%

--------------------------------------------------------------------------------
                        Enterprise Growth and Income Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                 Year Ended December 31,
Enterprise Growth and Income Fund            Ten Months Ended   --------------------------------------------------------
(Class C)                                    October 31, 2004     2003         2002          2001       2000       1999
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 29.64        $ 23.52      $ 32.25       $ 38.03    $ 38.24    $ 28.91
                                                 -------        -------      -------       -------    -------    -------
Net Investment Income (Loss)/E/                    (0.10)         (0.05)       (0.12)        (0.12)     (0.16)     (0.19)
Net Realized and Unrealized Gain (Loss) on
   Investments                                      1.27           6.17        (8.61)        (5.51)     (0.05)      9.53
                                                 -------        -------      -------       -------    -------    -------
Total from Investment Operations                    1.17           6.12        (8.73)        (5.63)     (0.21)      9.34
                                                 -------        -------      -------       -------    -------    -------
Dividends from Net Investment Income                  --             --           --            --         --         --
Distributions from Capital Gains                      --             --           --         (0.15)        --      (0.01)
                                                 -------        -------      -------       -------    -------    -------
Total Distributions                                   --             --           --         (0.15)        --      (0.01)
                                                 -------        -------      -------       -------    -------    -------
Net Asset Value End of Period                    $ 30.81        $ 29.64      $ 23.52       $ 32.25    $ 38.03    $ 38.24
                                                 =======        =======      =======       =======    =======    =======
Total Return/D/                                     3.88%/B/      26.02%/C/   (27.07)%/C/   (14.81)%    (0.55)%    32.29%
Net Assets End of Period (in thousands)          $16,060        $15,884      $13,380       $22,263    $22,239    $13,710
Ratio of Expenses to Average Net Assets             2.05%/A/       2.05%        2.05%         2.05%      2.05%      2.05%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        2.27%/A/       2.29%        2.26%         2.14%      2.09%      2.20%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (0.39)%/A/     (0.18)%      (0.43)%       (0.35)%    (0.40)%    (0.58)%
Portfolio Turnover Rate                               33%           118%          17%            3%        10%         3%

--------------------------------------------------------------------------------
                      Enterprise International Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
Enterprise International Growth              Ten Months Ended   --------------------------------------------------
Fund (Class A)                               October 31, 2004     2003      2002       2001       2000       1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 13.39        $ 10.30   $ 12.82    $ 18.35    $ 23.81    $ 18.89
                                                 -------        -------   -------    -------    -------    -------
Net Investment Income (Loss)/E/                     0.01           0.01      0.04      (0.07)     (0.16)     (0.11)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     (0.54)          3.04     (2.58)     (5.49)     (4.53)      7.37
                                                 -------        -------   -------    -------    -------    -------
Total from Investment Operations                   (0.53)          3.05     (2.54)     (5.56)     (4.69)      7.26
                                                 -------        -------   -------    -------    -------    -------
Dividends from Net Investment Income                  --             --        --         --         --      (0.16)
Distributions from Capital Gains                      --             --        --         --      (0.77)     (2.18)
                                                 -------        -------   -------    -------    -------    -------
Total Distributions                                   --             --        --         --      (0.77)     (2.34)
                                                 -------        -------   -------    -------    -------    -------
Redemption Fees                                     0.00/F/        0.04      0.02       0.03         --         --
                                                 -------        -------   -------    -------    -------    -------
Net Asset Value End of Period                    $ 12.86        $ 13.39   $ 10.30    $ 12.82    $ 18.35    $ 23.81
                                                 =======        =======   =======    =======    =======    =======
Total Return/C/                                    (3.96)%/B/     30.00%   (19.66)%   (30.14)%   (19.75)%    39.76%
Net Assets End of Period (in thousands)          $32,757        $30,444   $23,226    $34,589    $49,770    $55,426
Ratio of Expenses to Average Net Assets             1.85%/A/       1.85%     1.85%      1.96%      1.85%      1.94%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        1.88%/A/       1.95%     2.10%      1.96%      1.85%      1.94%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.05%/A/       0.06%     0.35%     (0.50)%    (0.76)%    (0.53)%
Portfolio Turnover Rate                              115%            56%      182%        99%        66%       131%

                                                                              Year Ended December 31,
Enterprise International Growth              Ten Months Ended   --------------------------------------------------
Fund (Class B)                               October 31, 2004     2003      2002       2001       2000       1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 12.78         $  9.89   $ 12.40    $ 17.89    $ 23.40    $ 18.62
                                                -------         -------   -------    -------    -------    -------
Net Investment Income (Loss)/E/                   (0.05)          (0.05)    (0.02)     (0.16)     (0.27)     (0.21)
Net Realized and Unrealized Gain (Loss) on
   Investments                                    (0.50)           2.87     (2.49)     (5.33)     (4.47)      7.23
                                                -------         -------   -------    -------    -------    -------
Total from Investment Operations                  (0.55)           2.82     (2.51)     (5.49)     (4.74)      7.02
                                                -------         -------   -------    -------    -------    -------
Dividends from Net Investment Income                 --              --        --         --         --      (0.06)
Distributions from Capital Gains                     --              --        --         --      (0.77)     (2.18)
                                                -------         -------   -------    -------    -------    -------
Total Distributions                                  --              --        --         --      (0.77)     (2.24)
                                                -------         -------   -------    -------    -------    -------
Redemption Fees                                    0.00/F/         0.07        --         --         --         --
                                                -------         -------   -------    -------    -------    -------
Net Asset Value End of Period                   $ 12.23         $ 12.78   $  9.89    $ 12.40    $ 17.89    $ 23.40
                                                =======         =======   =======    =======    =======    =======
Total Return/D/                                   (4.30)%/B/      29.22%   (20.24)%   (30.69)%   (20.32)%    39.02%
Net Assets End of Period (in thousands)         $18,181         $21,726   $16,905    $21,738    $26,569    $23,475
Ratio of Expenses to Average Net Assets            2.40%/A/        2.40%     2.40%      2.53%      2.40%      2.48%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.43%/A,H/      2.50%     2.65%      2.53%      2.40%      2.48%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.45)%/A/      (0.49)%   (0.21)%    (1.13)%    (1.32)%    (1.10)%
Portfolio Turnover Rate                             115%             56%      182%        99%        66%       131%

--------------------------------------------------------------------------------
                      Enterprise International Growth Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
Enterprise International Growth              Ten Months Ended   ------------------------------------------------------
Fund (Class C)                               October 31, 2004    2003         2002          2001       2000      1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $12.88         $ 9.97      $ 12.50       $ 18.04    $ 23.59    $18.77
                                                 ------         ------      -------       -------    -------    ------
Net Investment Income (Loss)/E/                   (0.05)         (0.05)       (0.02)        (0.15)     (0.27)    (0.22)
Net Realized and Unrealized Gain (Loss) on
   Investments                                    (0.52)          2.89        (2.52)        (5.39)     (4.51)     7.29
                                                 ------         ------      -------       -------    -------    ------
Total from Investment Operations                  (0.57)          2.84        (2.54)        (5.54)     (4.78)     7.07
                                                 ------         ------      -------       -------    -------    ------
Dividends from Net Investment Income                 --             --           --            --         --     (0.07)
Distributions from Capital Gains                     --             --           --            --      (0.77)    (2.18)
                                                 ------         ------      -------       -------    -------    ------
Total Distributions                                  --             --           --            --      (0.77)    (2.25)
                                                 ------         ------      -------       -------    -------    ------
Redemption Fees                                    0.00/F/        0.07         0.01            --         --        --
                                                 ------         ------      -------       -------    -------    ------
Net Asset Value End of Period                    $12.31         $12.88      $  9.97       $ 12.50    $ 18.04    $23.59
                                                 ======         ======      =======       =======    =======    ======
Total Return/D/                                   (4.43)%/B/     29.19%/C/   (20.24)%/C/   (30.71)%   (20.33)%   38.95%
Net Assets End of Period (in thousands)          $8,796         $8,718      $ 6,375       $ 8,512    $ 7,750    $5,771
Ratio of Expenses to Average Net Assets            2.40%/A/       2.40%        2.40%         2.52%      2.40%     2.48%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.43%/A,H/     2.50%        2.65%         2.52%      2.40%     2.48%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.45)%/A,H/   (0.51)%      (0.19)%       (1.12)%    (1.32)%   (1.12)%
Portfolio Turnover Rate                             115%            56%         182%           99%        66%      131%

--------------------------------------------------------------------------------
                    Enterprise Global Financial Services Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
Enterprise Global Financial Services         Ten Months Ended   --------------------------------------------------
Fund (Class A)                               October 31, 2004     2003       2002       2001       2000       1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $  6.97       $  5.11     $ 5.82    $  6.62    $  5.58    $ 6.05
                                                  -------       -------     ------    -------    -------    ------
Net Investment Income (Loss)/E/                      0.07          0.07       0.09       0.04       0.05      0.06
Net Realized and Unrealized Gain (Loss) on
   Investments                                       0.60          1.88      (0.63)     (0.60)      1.17     (0.37)
                                                  -------       -------     ------    -------    -------    ------
Total from Investment Operations                     0.67          1.95      (0.54)     (0.56)      1.22     (0.31)
                                                  -------       -------     ------    -------    -------    ------
Dividends from Net Investment Income                   --         (0.07)     (0.08)     (0.05)     (0.05)    (0.04)
Distributions from Capital Gains                       --         (0.02)     (0.09)     (0.19)     (0.13)    (0.12)
                                                  -------       -------     ------    -------    -------    ------
Total Distributions                                    --         (0.09)     (0.17)     (0.24)     (0.18)    (0.16)
                                                  -------       -------     ------    -------    -------    ------
Redemption Fees                                      0.00/F/       0.00/F/      --         --         --        --
                                                  -------       -------     ------    -------    -------    ------
Net Asset Value End of Period                     $  7.64       $  6.97     $ 5.11    $  5.82    $  6.62    $ 5.58
                                                  =======       =======     ======    =======    =======    ======
Total Return/C/                                      9.61%/B/     38.21%     (9.21)%    (8.37)%    21.90%    (5.01)%
Net Assets End of Period (in thousands)           $12,943       $11,152     $8,760    $13,715    $15,674    $5,179
Ratio of Expenses to Average Net Assets              1.75%/A/      1.75%      1.75%      1.75%      1.75%     1.75%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                         1.92%/A/      1.96%      1.99%      1.92%      2.03%     2.92%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                1.20%/A/      1.32%      1.55%      0.67%      0.90%     1.00%
Portfolio Turnover Rate                                25%           87%         9%        56%        26%       16%

                                                                             Year Ended December 31,
Enterprise Global Financial Services Fund    Ten Months Ended   -------------------------------------------------
(Class B)                                    October 31, 2004     2003       2002      2001       2000      1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $  6.92         $  5.08     $ 5.78    $ 6.57    $  5.55    $ 6.03
                                                -------         -------     ------    ------    -------    ------
Net Investment Income (Loss)/E/                    0.04            0.04       0.05      0.01       0.02      0.03
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.59            1.86      (0.61)    (0.59)      1.15     (0.37)
                                                -------         -------     ------    ------    -------    ------
Total from Investment Operations                   0.63            1.90      (0.56)    (0.58)      1.17     (0.34)
                                                -------         -------     ------    ------    -------    ------
Dividends from Net Investment Income                 --           (0.04)     (0.05)    (0.02)     (0.02)    (0.02)
Distributions from Capital Gains                     --           (0.02)     (0.09)    (0.19)     (0.13)    (0.12)
                                                -------         -------     ------    ------    -------    ------
Total Distributions                                  --           (0.06)     (0.14)    (0.21)     (0.15)    (0.14)
                                                -------         -------     ------    ------    -------    ------
Redemption Fees                                    0.00/F/         0.00/F/      --        --         --        --
                                                -------         -------     ------    ------    -------    ------
Net Asset Value End of Period                   $  7.55         $  6.92     $ 5.08    $ 5.78    $  6.57    $ 5.55
                                                =======         =======     ======    ======    =======    ======
Total Return/D/                                    9.10%/B/       37.41%     (9.58)%   (8.84)%    21.18%    (5.50)%
Net Assets End of Period (in thousands)         $10,878         $10,264     $7,725    $9,429    $10,252    $4,661
Ratio of Expenses to Average Net Assets            2.30%/A/        2.30%      2.30%     2.30%      2.30%     2.30%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.47%/A,H/      2.51%      2.55%     2.47%      2.61%     3.49%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.65%/A,H/      0.77%      0.96%     0.14%      0.31%     0.44%
Portfolio Turnover Rate                              25%             87%         9%       56%        26%       16%

--------------------------------------------------------------------------------
                    Enterprise Global Financial Services Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
Enterprise Global Financial Services Fund    Ten Months Ended   ---------------------------------------------------
(Class C)                                    October 31, 2004    2003        2002         2001      2000      1999
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 6.90         $ 5.07      $ 5.78       $ 6.57    $ 5.56    $ 6.03
                                                 ------         ------      ------       ------    ------    ------
Net Investment Income (Loss)/E/                    0.04           0.05        0.06         0.01      0.02      0.02
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.59           1.85       (0.63)       (0.59)     1.15     (0.34)
                                                 ------         ------      ------       ------    ------    ------
Total from Investment Operations                   0.63           1.90       (0.57)       (0.58)     1.17     (0.32)
                                                 ------         ------      ------       ------    ------    ------
Dividends from Net Investment Income                 --          (0.05)      (0.05)       (0.02)    (0.03)    (0.03)
Distributions from Capital Gains                     --          (0.02)      (0.09)       (0.19)    (0.13)    (0.12)
                                                 ------         ------      ------       ------    ------    ------
Total Distributions                                  --          (0.07)      (0.14)       (0.21)    (0.16)    (0.15)
                                                 ------         ------      ------       ------    ------    ------
Redemption Fees                                    0.00/F/        0.00/F/       --           --        --        --
                                                 ------         ------      ------       ------    ------    ------
Net Asset Value End of Period                    $ 7.53         $ 6.90      $ 5.07       $ 5.78    $ 6.57    $ 5.56
                                                 ======         ======      ======       ======    ======    ======
Total Return/D/                                    9.13%/B/      37.48%/C/   (9.80)%/C/   (8.73)%   21.07%    (5.31)%
Net Assets End of Period (in thousands)          $3,548         $2,980      $1,553       $2,056    $1,903    $  718
Ratio of Expenses to Average Net Assets            2.30%/A/       2.30%       2.30%        2.30%     2.30%     2.30%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.47%/A/       2.49%       2.54%        2.47%     2.59%     3.50%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.65%/A,H/     0.65%       0.98%        0.10%     0.27%     0.39%
Portfolio Turnover Rate                              25%            87%          9%          56%       26%       16%

--------------------------------------------------------------------------------
                   Enterprise Global Socially Responsive Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                   Year Ended December 31,        For the Period
Enterprise Global Socially Responsive        Ten Months Ended   -----------------------------        09/29/00
Fund (Class A)                               October 31, 2004    2003      2002         2001     through 12/31/00
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 8.96         $ 7.09   $  8.69      $  9.75         $10.00
                                                 ------         ------   -------      -------         ------
Net Investment Income (Loss)/E/                    0.03           0.01      0.00/F/      0.01           0.08
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.25           1.86     (1.63)       (1.05)         (0.33)
                                                 ------         ------   -------      -------         ------
Total from Investment Operations                   0.28           1.87     (1.63)       (1.04)         (0.25)
                                                 ------         ------   -------      -------         ------
Dividends from Net Investment Income                 --             --        --           --             --
Distributions from Capital Gains                     --             --        --        (0.02)            --
                                                 ------         ------   -------      -------         ------
Total Distributions                                  --             --        --        (0.02)            --
                                                 ------         ------   -------      -------         ------
Redemption Fees                                    0.00/F/          --      0.03           --             --
                                                 ------         ------   -------      -------         ------
Net Asset Value End of Period                    $ 9.24         $ 8.96   $  7.09      $  8.69         $ 9.75
                                                 ======         ======   =======      =======         ======
Total Return/C/                                    3.13%/B/      26.38%   (18.41)%     (10.70)%        (2.50)%/B/
Net Assets End of Period (in thousands)          $5,554         $3,640   $ 2,314      $ 2,053         $1,103
Ratio of Expenses to Average Net Assets            1.75%/A/       1.75%     1.75%        1.75%          1.75%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.53%/A/       3.28%     3.55%        4.05%         13.03%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.33%/A/       0.08%     0.01%        0.10%          0.88%/A/
Portfolio Turnover Rate                              32%            39%       32%          44%            16%

                                                                    Year Ended December 31,        For the Period
Enterprise Global Socially Responsive        Ten Months Ended   ------------------------------        09/29/00
Fund (Class B)                               October 31, 2004     2003       2002         2001    through 12/31/00
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 8.80         $ 7.00    $  8.62      $  9.74         $10.00
                                                 ------         ------    -------      -------         ------
Net Investment Income (Loss)/E/                   (0.01)         (0.04)     (0.04)       (0.04)          0.03
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.24           1.84      (1.60)       (1.06)         (0.29)
                                                 ------         ------    -------      -------         ------
Total from Investment Operations                   0.23           1.80      (1.64)       (1.10)         (0.26)
                                                 ------         ------    -------      -------         ------
Dividends from Net Investment Income                 --             --         --           --             --
Distributions from Capital Gains                     --             --         --        (0.02)            --
                                                 ------         ------    -------      -------         ------
Total Distributions                                  --             --         --        (0.02)            --
                                                 ------         ------    -------      -------         ------
Redemption Fees                                    0.00/F/          --       0.02           --             --
                                                 ------         ------    -------      -------         ------
Net Asset Value End of Period                    $ 9.03         $ 8.80    $  7.00      $  8.62         $ 9.74
                                                 ======         ======    =======      =======         ======
Total Return/D/                                    2.61%/B/      25.71%    (18.79)%     (11.33)%        (2.60)%/B/
Net Assets End of Period (in thousands)          $2,521         $1,903    $ 1,057      $ 1,036         $  588
Ratio of Expenses to Average Net Assets            2.30%/A/       2.30%      2.30%        2.30%          2.30%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       3.08%/A,H/     3.83%      4.08%        4.61%         13.58%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.22)%/A,H/   (0.48)%    (0.53)%      (0.43)%         0.33%/A/
Portfolio Turnover Rate                              32%            39%        32%          44%            16%

--------------------------------------------------------------------------------
                   Enterprise Global Socially Responsive Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,           For the Period
Enterprise Global Socially Responsive        Ten Months Ended   ------------------------------------        09/29/00
Fund (Class C)                               October 31, 2004      2003         2002          2001      through 12/31/00
------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $ 8.79           $  6.99      $  8.62        $  9.74        $10.00
                                                ------           -------      -------       --------        ------
Net Investment Income (Loss)/E/                 (0.01)            (0.04)       (0.04)         (0.04)         0.04
Net Realized and Unrealized Gain (Loss)
   on Investments                                0.25              1.84        (1.61)         (1.06)        (0.30)
                                                ------           -------      -------       --------        ------
Total from Investment Operations                 0.24              1.80        (1.65)         (1.10)        (0.26)
                                                ------           -------      -------       --------        ------
Dividends from Net Investment Income               --                --           --             --            --
Distributions from Capital Gains                   --                --           --          (0.02)           --
                                                ------           -------      -------       --------        ------
Total Distributions                                --                --           --          (0.02)           --
                                                ------           -------      -------       --------        ------
Redemption Fees                                  0.00/F/             --         0.02             --            --
                                                ------           -------      -------       --------        ------
Net Asset Value End of Period                  $ 9.03           $  8.79      $  6.99        $  8.62        $ 9.74
                                                ======           =======      =======       ========        ======
Total Return/D/                                  2.73%/B/         25.75%/C/   (18.91)%/C/    (11.33)%       (2.60)%/B/
Net Assets End of Period (in thousands)        $2,200           $ 1,439      $   632        $   475        $  361
Ratio of Expenses to Average Net Assets          2.30%/A/          2.30%        2.30%          2.30%         2.30%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                     3.08%/A/          3.80%        4.14%          4.63%        13.58%/A/
Ratio of Net Investment Income (Loss)
   to Average Net Assets                        (0.22)%/A,H/      (0.51)%      (0.57)%        (0.43)%        0.45%/A/
Portfolio Turnover Rate                            32%               39%          32%            44%           16%

--------------------------------------------------------------------------------
                   Enterprise Mergers and Acquisitions Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                    Year Ended
                                                                   December 31,         For the Period
Enterprise Mergers and Acquisitions Fund     Ten Months Ended   ------------------         02/28/01
(Class A)                                    October 31, 2004     2003       2002     through 12/31/2001
--------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  11.05         $  9.70    $ 10.10        $ 10.00
                                               --------         -------    -------        -------
Net Investment Income (Loss)/E/                   (0.03)          (0.06)     (0.02)          0.01
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.24            1.56      (0.31)          0.21
                                               --------         -------    -------        -------
Total from Investment Operations                   0.21            1.50      (0.33)          0.22
                                               --------         -------    -------        -------
Dividends from Net Investment Income                 --              --         --             --
Distributions from Capital Gains                     --           (0.15)     (0.07)         (0.12)
                                               --------         -------    -------        -------
Total Distributions                                  --           (0.15)     (0.07)         (0.12)
                                               --------         -------    -------        -------
Redemption Fees                                    0.00/F/           --         --             --
                                               --------         -------    -------        -------
Net Asset Value End of Period                  $  11.26         $ 11.05    $  9.70        $ 10.10
                                               ========         =======    =======        =======
Total Return/C/                                    1.90%/B/       15.45%     (3.28)%         2.22%/B/
Net Assets End of Period (in thousands)        $120,465         $67,912    $31,022        $23,876
Ratio of Expenses to Average Net Assets            1.74%/A/        1.76%      1.83%          1.90%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       1.74%/A/        1.76%      1.83%          2.11%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (0.33)%/A/      (0.57)%    (0.16)%         0.16%/A/
Portfolio Turnover Rate                             138%            233%       184%           238%

                                                                     Year Ended
                                                                    December 31,         For the Period
Enterprise Mergers and Acquisitions Fund     Ten Months Ended    ------------------         02/28/01
(Class B)                                    October 31, 2004      2003       2002     through 12/31/2001
---------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period           $ 10.87            $  9.59    $ 10.05       $ 10.00
                                              -------            -------    -------       -------
Net Investment Income (Loss)/E/                 (0.08)             (0.11)     (0.07)        (0.03)
Net Realized and Unrealized Gain (Loss) on
   Investments                                   0.24               1.54      (0.32)         0.20
                                              -------            -------    -------       -------
Total from Investment Operations                 0.16               1.43      (0.39)         0.17
                                              -------            -------    -------       -------
Dividends from Net Investment Income               --                 --         --            --
Distributions from Capital Gains                   --              (0.15)     (0.07)        (0.12)
                                              -------            -------    -------       -------
Total Distributions                                --              (0.15)     (0.07)        (0.12)
                                              -------            -------    -------       -------
Redemption Fees                                  0.00/F/              --         --            --
                                              -------            -------    -------       -------
Net Asset Value End of Period                 $ 11.03            $ 10.87    $  9.59       $ 10.05
                                              =======            =======    =======       =======
Total Return/D/                                  1.47%/B/          14.90%     (3.89)%        1.72%/B/
Net Assets End of Period (in thousands)       $45,335            $35,564    $23,554       $21,195
Ratio of Expenses to Average Net Assets          2.29%/A,H/         2.31%      2.38%         2.45%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                     2.29%/A,H/         2.31%      2.38%         2.66%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                           (0.88)%/A,H/       (1.12)%    (0.71)%       (0.37)%/A/
Portfolio Turnover Rate                           138%               233%       184%          238%

--------------------------------------------------------------------------------
                   Enterprise Mergers and Acquisitions Fund
                      FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                      Year Ended
                                                                     December 31,            For the Period
Enterprise Mergers and Acquisitions Fund     Ten Months Ended   --------------------            02/28/01
(Class C)                                    October 31, 2004     2003         2002        through 12/31/2001
-------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period           $ 10.87            $  9.60      $ 10.05         $ 10.00
                                              -------            -------      -------         -------
Net Investment Income (Loss)/E/                 (0.08)             (0.11)       (0.07)          (0.03)
Net Realized and Unrealized Gain (Loss) on
   Investments                                   0.24               1.53        (0.31)           0.20
                                              -------            -------      -------         -------
Total from Investment Operations                 0.16               1.42        (0.38)           0.17
                                              -------            -------      -------         -------
Dividends from Net Investment Income               --                 --           --              --
Distributions from Capital Gains                   --              (0.15)       (0.07)          (0.12)
                                              -------            -------      -------         -------
Total Distributions                                --              (0.15)       (0.07)          (0.12)
                                              -------            -------      -------         -------
Redemption Fees                                  0.00/F/              --           --              --
                                              -------            -------      -------         -------
Net Asset Value End of Period                 $ 11.03            $ 10.87      $  9.60         $ 10.05
                                              =======            =======      =======         =======
Total Return/D/                                  1.47%/B/          14.78%/C/    (3.79)%/C/       1.72%/B/
Net Assets End of Period (in thousands)       $71,454            $42,882      $18,229         $11,543
Ratio of Expenses to Average Net Assets          2.29%/A,H/         2.31%        2.39%           2.45%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                     2.29%/A,H/         2.31%        2.39%           2.66%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                           (0.88)%/A,H/       (1.12)%      (0.72)%         (0.37)%/A/
Portfolio Turnover Rate                           138%               233%         184%            238%

--------------------------------------------------------------------------------
                          Enterprise Technology Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                         Year Ended December 31,                For the Period
Enterprise Technology Fund                   Ten Months Ended   -------------------------------------------         07/1/99
(Class A)                                    October 31, 2004     2003        2002        2001       2000      through 12/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  9.34          $  5.28     $ 10.22     $ 15.47     $ 31.72      $  10.00
                                               -------          -------     -------     -------     -------      --------
Net Investment Income (Loss)/E/                  (0.13)           (0.12)      (0.12)      (0.17)      (0.47)        (0.12)
Net Realized and Unrealized Gain (Loss)
   on Investments                                (0.75)            4.18       (4.82)      (5.08)     (15.68)        22.19
                                               -------          -------     -------     -------     -------      --------
Total from Investment Operations                 (0.88)            4.06       (4.94)      (5.25)     (16.15)        22.07
                                               -------          -------     -------     -------     -------      --------
Dividends from Net Investment
   Income                                           --               --          --          --          --            --
Distributions from Capital Gains                    --               --          --          --       (0.10)        (0.35)
                                               -------          -------     -------     -------     -------      --------
Total Distributions                                 --               --          --          --       (0.10)        (0.35)
                                               -------          -------     -------     -------     -------      --------
Redemption Fees                                   0.00/F/          0.00/F/     0.00/F/     0.00/F/       --            --
                                               -------          -------     -------     -------     -------      --------
Net Asset Value End of Period                  $  8.46          $  9.34     $  5.28     $ 10.22     $ 15.47      $  31.72
                                               =======          =======     =======     =======     =======      ========
Total Return/C/                                  (9.42)%/B/       76.89%     (48.34)%    (33.94)%    (51.10)%      220.79%/B/
Net Assets End of Period (in
   thousands)                                  $27,549          $33,008     $18,684     $49,028     $90,800      $119,283
Ratio of Expenses to Average Net
   Assets                                         1.90%/A/         1.90%       1.90%       1.90%       1.86%         1.90%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                      2.22%/A/         2.34%       2.56%       2.11%       1.86%         2.04%/A/
Ratio of Net Investment Income (Loss)
   to Average Net Assets                         (1.79)%/A/       (1.65)%     (1.68)%     (1.36)%     (1.64)%       (1.28)%/A/
Portfolio Turnover Rate                            240%             233%        322%        331%        256%           31%

                                                                           Year Ended December 31,            For the Period
Enterprise Technology Fund                   Ten Months Ended   -----------------------------------------         07/1/99
(Class B)                                    October 31, 2004     2003        2002       2001       2000     through 12/31/99
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  9.13          $  5.19     $ 10.10    $ 15.36    $ 31.65      $  10.00
                                               -------          -------     -------    -------    -------      --------
Net Investment Income (Loss)/E/                  (0.17)           (0.16)      (0.15)     (0.23)     (0.62)        (0.18)
Net Realized and Unrealized Gain (Loss)
   on Investments                                (0.73)            4.10       (4.76)     (5.03)    (15.57)        22.18
                                               -------          -------     -------    -------    -------      --------
Total from Investment Operations                 (0.90)            3.94       (4.91)     (5.26)    (16.19)        22.00
                                               -------          -------     -------    -------    -------      --------
Dividends from Net Investment
   Income                                           --               --          --         --         --            --
Distributions from Capital Gains                    --               --          --         --      (0.10)        (0.35)
                                               -------          -------     -------    -------    -------      --------
Total Distributions                                 --               --          --         --      (0.10)        (0.35)
                                               -------          -------     -------    -------    -------      --------
Redemption Fees                                   0.00/F/          0.00/F/       --         --         --            --
                                               -------          -------     -------    -------    -------      --------
Net Asset Value End of Period                  $  8.23          $  9.13     $  5.19    $ 10.10    $ 15.36      $  31.65
                                               =======          =======     =======    =======    =======      ========
Total Return/D/                                  (9.86)%/B/       75.92%     (48.61)%   (34.24)%   (51.34)%      220.09%/B/
Net Assets End of Period (in
   thousands)                                  $34,889          $45,001     $26,016    $57,356    $98,049      $107,176
Ratio of Expenses to Average Net
 Assets                                           2.45%/A/         2.45%       2.45%      2.45%      2.41%         2.45%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                      2.77%/A,H/       2.89%       3.12%      2.66%      2.41%         2.56%/A/
Ratio of Net Investment Income (Loss)
   to Average Net Assets                         (2.34)%/A/       (2.21)%     (2.23)%    (1.91)%    (2.20)%       (1.85)%/A/
Portfolio Turnover Rate                            240%             233%        322%       331%       256%           31%

--------------------------------------------------------------------------------
                           Enterprise Technology Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,             For the Period
Enterprise Technology Fund                   Ten Months Ended   ------------------------------------------------       07/1/99
(Class C)                                    October 31, 2004     2003         2002            2001      2000      through 12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 9.12         $  5.19      $ 10.09        $ 15.35     $ 31.65         $ 10.00
                                                 ------         -------      -------        -------     -------         -------
Net Investment Income (Loss)/E/                   (0.17)          (0.16)       (0.15)         (0.23)      (0.63)          (0.17)
Net Realized and Unrealized Gain (Loss) on
   Investments                                    (0.73)           4.09        (4.75)         (5.03)     (15.57)          22.17
                                                 ------         -------      -------        -------     -------         -------
Total from Investment Operations                  (0.90)           3.93        (4.90)         (5.26)     (16.20)          22.00
                                                 ------         -------      -------        -------     -------         -------
Dividends from Net Investment Income                 --              --           --             --          --              --
Distributions from Capital Gains                     --              --           --             --       (0.10)          (0.35)
                                                 ------         -------      -------        -------     -------         -------
Total Distributions                                  --              --           --             --       (0.10)          (0.35)
                                                 ------         -------      -------        -------     -------         -------
Redemption Fees                                    0.00/F/         0.00/F/        --             --          --              --
                                                 ------         -------      -------        -------     -------         -------
Net Asset Value End of Period                    $ 8.22         $  9.12      $  5.19        $ 10.09     $ 15.35         $ 31.65
                                                 ======         =======      =======        =======     =======         =======
Total Return/D/                                   (9.87)%/B/      75.72%/C/   (48.56)%/C/    (34.27)%    (51.37)%        220.09%/B/
Net Assets End of Period (in thousands)          $9,598         $11,916      $ 6,211        $15,021     $31,162         $35,448
Ratio of Expenses to Average Net Assets            2.45%/A/        2.45%        2.45%          2.45%       2.41%           2.45%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.77%/A,H/      2.88%        3.11%          2.66%       2.41%           2.57%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             (2.34)%/A/      (2.20)%      (2.23)%        (1.90)%     (2.20)%         (1.84)%/A/
Portfolio Turnover Rate                             240%            233%         322%           331%        256%             31%

--------------------------------------------------------------------------------
                             Enterprise Managed Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------


                                                                              Year Ended December 31,
                                             Ten Months Ended   ---------------------------------------------------
Enterprise Managed Fund (Class A)            October 31, 2004     2003      2002      2001       2000        1999
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $  6.61       $  5.54   $  7.08   $  8.03    $   9.06    $   9.26
                                                  -------       -------   -------   -------    --------    --------
Net Investment Income (Loss)/E/                      0.03          0.04      0.01     (0.01)       0.06        0.06
Net Realized and Unrealized Gain (Loss) on
   Investments                                       0.08          1.09     (1.55)    (0.94)      (0.03)       0.61
                                                  -------       -------   -------   -------    --------    --------
Total from Investment Operations                     0.11          1.13     (1.54)    (0.95)       0.03        0.67
                                                  -------       -------   -------   -------    --------    --------
Dividends from Net Investment Income                   --         (0.06)       --        --       (0.07)      (0.06)
Distributions from Capital Gains                       --            --        --        --       (0.99)      (0.81)
                                                  -------       -------   -------   -------    --------    --------
Total Distributions                                    --         (0.06)       --        --       (1.06)      (0.87)
                                                  -------       -------   -------   -------    --------    --------
Redemption Fees                                      0.00/F/         --        --        --          --          --
                                                  -------       -------   -------   -------    --------    --------
Net Asset Value End of Period                     $  6.72       $  6.61   $  5.54   $  7.08    $   8.03    $   9.06
                                                  =======       =======   =======   =======    ========    ========
Total Return/C/                                      1.66%/B/     20.35%   (21.75)%  (11.83)%      0.46%       7.40%
Net Assets End of Period (in thousands)           $61,415       $57,797   $47,471   $82,109    $104,057    $144,519
Ratio of Expenses to Average Net Assets              1.45%/A/      1.45%     1.49%     1.50%       1.51%       1.48%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                         1.76%/A/      1.78%     1.73%     1.58%       1.52%       1.48%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.59%/A/      0.67%     0.24%    (0.08)%      0.77%       0.60%
Portfolio Turnover Rate                                53%           78%       88%      130%         22%         95%

                                                                              Year Ended December 31,
                                             Ten Months Ended   --------------------------------------------------
Enterprise Managed Fund (Class B)            October 31, 2004     2003      2002      2001       2000       1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $  6.46       $  5.42   $  6.96   $  7.93    $   8.96   $   9.17
                                                  -------       -------   -------   -------    --------   --------
Net Investment Income (Loss)/E/                      0.00/F/       0.01     (0.02)    (0.05)       0.02       0.00/F/
Net Realized and Unrealized Gain (Loss) on
   Investments                                       0.08          1.05     (1.52)    (0.92)      (0.04)      0.61
                                                  -------       -------   -------   -------    --------   --------
Total from Investment Operations                     0.08          1.06     (1.54)    (0.97)      (0.02)      0.61
                                                  -------       -------   -------   -------    --------   --------
Dividends from Net Investment Income                   --         (0.02)       --        --       (0.02)     (0.01)
Distributions from Capital Gains                       --            --        --        --       (0.99)     (0.81)
                                                  -------       -------   -------   -------    --------   --------
Total Distributions                                    --         (0.02)       --        --       (1.01)     (0.82)
                                                  -------       -------   -------   -------    --------   --------
Redemption Fees                                      0.00/F/         --        --        --          --         --
                                                  -------       -------   -------   -------    --------   --------
Net Asset Value End of Period                     $  6.54       $  6.46   $  5.42   $  6.96    $   7.93   $   8.96
                                                  =======       =======   =======   =======    ========   ========
Total Return/D/                                      1.24%/B/     19.59%   (22.13)%  (12.23)%     (0.12)%     6.75%
Net Assets End of Period (in thousands)           $53,200       $65,876   $61,098   $93,248    $111,848   $149,098
Ratio of Expenses to Average Net Assets              2.00%/A/      2.00%     2.03%     2.05%       2.06%      2.03%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                         2.31%/A/      2.33%     2.28%     2.13%       2.07%      2.03%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.04%/A/      0.14%    (0.30)%   (0.63)%      0.23%      0.04%
Portfolio Turnover Rate                                53%           78%       88%      130%         22%        95%

--------------------------------------------------------------------------------
                             Enterprise Managed Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                             Ten Months Ended   ----------------------------------------------------
Enterprise Managed Fund (Class C)            October 31, 2004     2003        2002          2001       2000    1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $ 6.44         $ 5.41      $  6.96       $  7.93    $ 8.96   $ 9.09
                                                 ------         ------      -------       -------    ------   ------
Net Investment Income (Loss)/E/                    0.00/F/        0.01        (0.02)        (0.05)     0.02     0.00/F/
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.08           1.05        (1.53)        (0.92)    (0.04)    0.68
                                                 ------         ------      -------       -------    ------   ------
Total from Investment Operations                   0.08           1.06        (1.55)        (0.97)    (0.02)    0.68
                                                 ------         ------      -------       -------    ------   ------
Dividends from Net Investment Income                 --          (0.03)          --            --     (0.02)      --
Distributions from Capital Gains                     --             --           --            --     (0.99)   (0.81)
                                                 ------         ------      -------       -------    ------   ------
Total Distributions                                  --          (0.03)          --            --     (1.01)   (0.81)
                                                 ------         ------      -------       -------    ------   ------
Redemption Fees                                    0.00/F/          --           --            --        --       --
                                                 ------         ------      -------       -------    ------   ------
Net Asset Value End of Period                    $ 6.52         $ 6.44      $  5.41       $  6.96    $ 7.93   $ 8.96
                                                 ======         ======      =======       =======    ======   ======
Total Return/D/                                    1.24%/B /     19.59%/C/   (22.27)%/C/   (12.23)%   (0.15)%   7.64%
Net Assets End of Period (in thousands)          $6,732         $6,149      $ 3,513       $ 5,597    $7,382   $9,957
Ratio of Expenses to Average Net Assets            2.00%/A /      2.00%        2.04%         2.05%     2.06%    2.03%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.31%/A /      2.33%        2.28%         2.13%     2.07%    2.03%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.04%/A /      0.09%       (0.31)%       (0.63)%    0.23%    0.05%
Portfolio Turnover Rate                              53%            78%          88%          130%       22%      95%

--------------------------------------------------------------------------------
                     Enterprise Strategic Allocation Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                    Year Ended
                                                                   December 31,      For the Period
                                             Ten Months Ended   -----------------        08/31/01
Strategic Allocation Fund (Class A)          October 31, 2004     2003      2002    through 12/31/01
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $  9.90        $  7.91   $ 10.15        $10.00
                                                 -------        -------   -------        ------
Net Investment Income (Loss)/E/                     0.02           0.01      0.02          0.00/F/
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.16           1.99     (2.26)         0.17
                                                 -------        -------   -------        ------
Total From Investment Operations                    0.18           2.00     (2.24)         0.17
                                                 -------        -------   -------        ------
Dividends from Net Investment Income                  --          (0.01)       --            --
Distributions from Capital Gains                      --             --        --         (0.02)
                                                 -------        -------   -------        ------
Total Distributions                                   --          (0.01)       --         (0.02)
                                                 -------        -------   -------        ------
Net Asset Value End of Period                    $ 10.08        $  9.90   $  7.91        $10.15
                                                 =======        =======   =======        ======
Total Return/C/                                     1.82%/B/      25.23%   (22.07)%        1.72%/B/
Net Assets End of Period (in thousands)          $14,406        $13,303   $ 7,779        $8,182
Ratio of Expenses to Average Net Assets             1.50%/A/       1.50%     1.50%         1.50%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        1.86%/A/       2.03%     2.18%         4.00%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.23%/A/       0.37%     0.27%         0.06%/A/
Portfolio Turnover Rate                               12%             9%       23%           18%

                                                                    Year Ended
                                                                   December 31,      For the Period
                                             Ten Months Ended   -----------------       08/31/01
Strategic Allocation Fund (Class B)          October 31, 2004     2003      2002    through 12/31/01
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $  9.79        $  7.86   $ 10.14        $10.00
                                                 -------        -------   -------        ------
Net Investment Income (Loss)/E/                    (0.03)         (0.02)    (0.02)        (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.16           1.95     (2.26)         0.18
                                                 -------        -------   -------        ------
Total From Investment Operations                    0.13           1.93     (2.28)         0.16
                                                 -------        -------   -------        ------
Dividends from Net Investment Income                  --             --        --            --
Distributions from Capital Gains                      --             --        --         (0.02)
                                                 -------        -------   -------        ------
Total Distributions                                   --             --        --         (0.02)
                                                 -------        -------   -------        ------
Net Asset Value End of Period                    $  9.92        $  9.79   $  7.86        $10.14
                                                 =======        =======   =======        ======
Total Return/D/                                     1.33%/B/      24.55%   (22.49)%        1.62%/B/
Net Assets End of Period (in thousands)          $13,490        $13,260   $ 8,435        $5,318
Ratio of Expenses to Average Net Assets             2.05%/A/       2.05%     2.05%         2.05%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        2.41%/A/       2.59%     2.73%         4.54%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (0.32)%/A/     (0.19)%   (0.24)%       (0.47)%/A/
Portfolio Turnover Rate                               12%             9%       23%           18%

--------------------------------------------------------------------------------
                      Enterprise Strategic Allocation Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                             Year Ended
                                                                             December 31,          For the Period
                                                       Ten Months Ended   ------------------          08/31/01
Strategic Allocation Fund (Class C)                    October 31, 2004    2003        2002       through 12/31/01
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $ 9.78          $ 7.86     $ 10.14          $10.00
                                                          ------          ------     -------          ------
Net Investment Income (Loss)/E/                            (0.03)          (0.02)      (0.02)          (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments                                              0.17            1.94       (2.26)           0.18
                                                          ------          ------     -------          ------
Total From Investment Operations                            0.14            1.92       (2.28)           0.16
                                                          ------          ------     -------          ------
Dividends from Net Investment Income                          --              --          --              --
Distributions from Capital Gains                              --              --          --           (0.02)
                                                          ------          ------     -------          ------
Total Distributions                                           --              --          --           (0.02)
                                                          ------          ------     -------          ------
Net Asset Value End of Period                             $ 9.92          $ 9.78     $  7.86          $10.14
                                                          ======          ======     =======          ======
Total Return/D/                                             1.43%/B/       24.43%/C/  (22.49)%/C/       1.62%/B/
Net Assets End of Period (in thousands)                   $7,796          $7,220     $ 4,117          $3,148
Ratio of Expenses to Average Net Assets                     2.05%/A/        2.05%       2.05%           2.05%/A/
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                           2.41%/A/        2.58%       2.73%           4.55%/A/
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                              (0.32)%/A/      (0.18)%     (0.26)%         (0.48)%/A/
Portfolio Turnover Rate                                       12%              9%         23%             18%

--------------------------------------------------------------------------------
                     Enterprise Government Securities Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                       Ten Months Ended   --------------------------------------------------
Enterprise Government Securities Fund (Class A)        October 31, 2004     2003        2002       2001      2000      1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $  12.67        $  12.88    $  12.38   $ 12.11   $ 11.57   $ 12.15
                                                          --------        --------    --------   -------   -------   -------
Net Investment Income (Loss)/E/                               0.37            0.49        0.59      0.66      0.65      0.65
Net Realized and Unrealized Gain (Loss) on
   Investments                                                0.06           (0.22)       0.48      0.24      0.54     (0.58)
                                                          --------        --------    --------   -------   -------   -------
Total from Investment Operations                              0.43            0.27        1.07      0.90      1.19      0.07
                                                          --------        --------    --------   -------   -------   -------
Dividends from Net Investment Income                         (0.37)          (0.45)      (0.58)    (0.64)    (0.65)    (0.65)
Distributions from Capital Gains                                --           (0.03)         --        --        --        --
                                                          --------        --------    --------   -------   -------   -------
Total Distributions                                          (0.37)          (0.48)      (0.58)    (0.64)    (0.65)    (0.65)
                                                          --------        --------    --------   -------   -------   -------
Redemption Fees                                               0.00/F/         0.00/F/     0.01      0.01        --        --
                                                          --------        --------    --------   -------   -------   -------
Net Asset Value End of Period                             $  12.73        $  12.67    $  12.88   $ 12.38   $ 12.11   $ 11.57
                                                          ========        ========    ========   =======   =======   =======
Total Return/C/                                               3.49%/B/        2.13%       8.96%     7.67%    10.69%     0.58%
Net Assets End of Period (in thousands)                   $113,032        $110,070    $125,270   $94,130   $80,994   $73,706
Ratio of Expenses to Average Net Assets                       1.25%/A/        1.25%       1.27%     1.30%     1.30%     1.30%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                                  1.52%/A/        1.49%       1.47%     1.37%     1.36%     1.39%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                     3.52%/A/        3.82%       4.70%     5.32%     5.58%     5.46%
Portfolio Turnover Rate                                          8%             50%         11%       15%        7%       11%

                                                                                        Year Ended December 31,
                                                       Ten Months Ended   --------------------------------------------------
Enterprise Government Securities Fund (Class B)        October 31, 2004     2003       2002        2001      2000      1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                        $ 12.65        $ 12.86    $  12.37    $ 12.11   $ 11.57   $ 12.14
                                                           -------        -------    --------    -------   -------   -------
Net Investment Income (Loss)/E/                               0.31           0.42        0.52       0.59      0.59      0.58
Net Realized and Unrealized Gain (Loss) on
   Investments                                                0.07          (0.22)       0.48       0.24      0.54     (0.57)
                                                           -------        -------    --------    -------   -------   -------
Total from Investment Operations                              0.38           0.20        1.00       0.83      1.13      0.01
                                                           -------        -------    --------    -------   -------   -------
Dividends from Net Investment Income                         (0.32)         (0.38)      (0.51)     (0.57)    (0.59)    (0.58)
Distributions from Capital Gains                                --          (0.03)         --         --        --        --
                                                           -------        -------    --------    -------   -------   -------
Total Distributions                                          (0.32)         (0.41)      (0.51)     (0.57)    (0.59)    (0.58)
                                                           -------        -------    --------    -------   -------   -------
Redemption Fees                                               0.00/F/        0.00/F/     0.00/F/      --        --        --
                                                           -------        -------    --------    -------   -------   -------
Net Asset Value End of Period                              $ 12.71        $ 12.65    $  12.86    $ 12.37   $ 12.11   $ 11.57
                                                           =======        =======    ========    =======   =======   =======
Total Return/D/                                               3.02%/B/       1.57%       8.29%      7.00%    10.09%     0.12%
Net Assets End of Period (in thousands)                    $75,214        $88,538    $104,677    $66,898   $41,344   $36,876
Ratio of Expenses to Average Net Assets                       1.80%/A/       1.80%       1.82%      1.85%     1.85%     1.85%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                                  2.07%/A/       2.04%       2.03%      1.92%     1.91%     1.95%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                 2.97%/A,H/     3.25%       4.13%      4.75%     5.06%     4.92%
Portfolio Turnover Rate                                          8%            50%         11%        15%        7%       11%

--------------------------------------------------------------------------------
                      Enterprise Government Securities Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                       Ten Months Ended   --------------------------------------------------
Enterprise Government Securities Fund (Class C)        October 31, 2004     2003         2002        2001     2000     1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $ 12.65         $  12.86     $ 12.37     $ 12.11   $11.57   $12.14
                                                          -------         --------     -------     -------   ------   ------
Net Investment Income (Loss)/E/                              0.31             0.42        0.52        0.59     0.59     0.58
Net Realized and Unrealized Gain (Loss) on
   Investments                                               0.07            (0.22)       0.48        0.24     0.54    (0.57)
                                                          -------         --------     -------     -------   ------   ------
Total from Investment Operations                             0.38             0.20        1.00        0.83     1.13     0.01
                                                          -------         --------     -------     -------   ------   ------
Dividends from Net Investment Income                        (0.32)           (0.38)      (0.51)      (0.57)   (0.59)   (0.58)
Distributions from Capital Gains                               --            (0.03)         --          --       --       --
                                                          -------         --------     -------     -------   ------   ------
Total Distributions                                         (0.32)           (0.41)      (0.51)      (0.57)   (0.59)   (0.58)
                                                          -------         --------     -------     -------   ------   ------
Redemption Fees                                              0.00/F/       0.00/F/          --          --       --       --
                                                          -------         --------     -------     -------   ------   ------
Net Asset Value End of Period                             $ 12.71         $  12.65     $ 12.86     $ 12.37   $12.11   $11.57
                                                          =======         ========     =======     =======   ======   ======
Total Return/D/                                              3.02%/B/         1.57%/C/    8.28%/C/    6.99%   10.08%    0.12%
Net Assets End of Period (in thousands)                   $20,321         $ 23,930     $27,942     $16,798   $8,692   $5,516
Ratio of Expenses to Average Net Assets                      1.80%/A/         1.80%       1.82%       1.85%    1.85%    1.85%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                            2.07%/A/         2.04%       2.03%       1.92%    1.90%    1.95%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                    2.97%/A,H/       3.26%       4.12%       4.72%    5.02%    4.92%
Portfolio Turnover Rate                                         8%              50%         11%         15%       7%      11%

--------------------------------------------------------------------------------
                         Enterprise High-Yield Bond Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                       Ten Months Ended   -------------------------------------------------
Enterprise High-Yield Bond Fund (Class A)              October 31, 2004     2003       2002       2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $   9.80        $   8.76    $  9.48   $  9.74   $ 10.99   $ 11.53
                                                          --------        --------    -------   -------   -------   -------
Net Investment Income (Loss)/E/                               0.52            0.65       0.69      0.81      0.94      0.94
Net Realized and Unrealized Gain (Loss)
   on Investments                                             0.17            1.04      (0.73)    (0.26)    (1.25)    (0.53)
                                                          --------        --------    -------   -------   -------   -------
Total from Investment Operations                              0.69            1.69      (0.04)     0.55     (0.31)     0.41
                                                          --------        --------    -------   -------   -------   -------
Dividends from Net Investment Income                         (0.52)          (0.65)     (0.69)    (0.81)    (0.94)    (0.94)
Distributions from Capital Gains                                --              --         --        --        --     (0.01)
                                                          --------        --------    -------   -------   -------   -------
Total Distributions                                          (0.52)          (0.65)     (0.69)    (0.81)    (0.94)    (0.95)
                                                          --------        --------    -------   -------   -------   -------
Redemption Fees                                               0.00/F/         0.00/F/    0.01        --        --        --
                                                          --------        --------    -------   -------   -------   -------
Net Asset Value End of Period                             $   9.97        $   9.80    $  8.76   $  9.48   $  9.74   $ 10.99
                                                          ========        ========    =======   =======   =======   =======
Total Return/C/                                               7.28%/B/       19.90%     (0.18)%    5.73%    (2.96)%    3.64%
Net Assets End of Period (in thousands)                   $108,142        $123,603    $96,790   $63,928   $54,612   $64,038
Ratio of Expenses to Average Net Assets                       1.30%/A/        1.30%      1.30%     1.30%     1.30%     1.30%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                             1.38%/A/        1.39%      1.47%     1.45%     1.42%     1.41%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                                 6.39%/A/        6.92%      7.69%     8.27%     9.01%     8.30%
Portfolio Turnover Rate                                         58%             55%        66%       75%       61%       84%


                                                                                        Year Ended December 31,
                                                       Ten Months Ended   -------------------------------------------------
Enterprise High-Yield Bond Fund (Class B)              October 31, 2004     2003       2002       2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                       $  9.79         $  8.75    $  9.48    $  9.74   $ 10.99   $ 11.52
                                                          -------         -------    -------    -------   -------   -------
Net Investment Income (Loss)/E/                              0.47            0.60       0.64       0.76      0.88      0.88
Net Realized and Unrealized Gain (Loss)
   on Investments                                            0.17            1.04      (0.73)     (0.26)    (1.25)    (0.52)
                                                          -------         -------    -------    -------   -------   -------
Total from Investment Operations                             0.64            1.64      (0.09)      0.50     (0.37)     0.36
                                                          -------         -------    -------    -------   -------   -------
Dividends from Net Investment Income                        (0.47)          (0.60)     (0.64)     (0.76)    (0.88)    (0.88)
Distributions from Capital Gains                               --              --         --         --        --     (0.01)
                                                          -------         -------    -------    -------   -------   -------
Total Distributions                                         (0.47)          (0.60)     (0.64)     (0.76)    (0.88)    (0.89)
                                                          -------         -------    -------    -------   -------   -------
Redemption Fees                                              0.00/F/         0.00/F/      --         --        --        --
                                                          -------         -------    -------    -------   -------   -------
Net Asset Value End of Period                             $  9.96         $  9.79    $  8.75    $  9.48   $  9.74   $ 10.99
                                                          =======         =======    =======    =======   =======   =======
Total Return/D/                                              6.79%/B/       19.26%     (0.83)%     5.15%    (3.49)%    3.18%
Net Assets End of Period (in thousands)                   $71,373         $78,059    $54,214    $47,564   $32,631   $36,673
Ratio of Expenses to Average Net Assets                      1.85%/A/        1.85%      1.85%      1.85%     1.85%     1.85%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                            1.93%/A/        1.94%      2.02%      2.00%     1.97%     1.96%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                    5.84%/A/        6.37%      7.15%      7.71%     8.47%     7.75%
Portfolio Turnover Rate                                        58%             55%        66%        75%       61%       84%

--------------------------------------------------------------------------------
                        Enterprise High-Yield Bond Fund
                      FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
Enterprise High-Yield Bond Fund              Ten Months Ended   -----------------------------------------------------
(Class C)                                    October 31, 2004      2003          2002       2001       2000     1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $  9.79          $  8.75      $  9.48       $  9.74   $10.99    $11.53
                                               -------          -------      -------       -------   ------    ------
Net Investment Income (Loss)/E/                   0.47             0.60         0.64          0.76     0.88      0.88
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.17             1.04        (0.73)        (0.26)   (1.25)    (0.53)
                                               -------          -------      -------       -------   ------    ------
Total from Investment Operations                  0.64             1.64        (0.09)         0.50    (0.37)     0.35
                                               -------          -------      -------       -------   ------    ------
Dividends from Net Investment Income             (0.47)           (0.60)       (0.64)        (0.76)   (0.88)    (0.88)
Distributions from Capital Gains                    --               --           --            --       --     (0.01)
                                               -------          -------      -------       -------   ------    ------
Total Distributions                              (0.47)           (0.60)       (0.64)        (0.76)   (0.88)    (0.89)
                                               -------          -------      -------       -------   ------    ------
Redemption Fees                                   0.00/F/          0.00/F/        --            --       --        --
                                               -------          -------      -------       -------   ------    ------
Net Asset Value End of Period                  $  9.96          $  9.79      $  8.75       $  9.48   $ 9.74    $10.99
                                               =======          =======      =======       =======   ======    ======
Total Return/D/                                   6.79%/B/        19.25%/C/    (0.84)%/C/     5.15%   (3.49)%    3.09%
Net Assets End of Period (in thousands)        $45,239          $56,936      $29,060       $13,902   $7,035    $6,841
Ratio of Expenses to Average Net Assets           1.85%/A/         1.85%        1.85%         1.85%    1.85%     1.85%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                      1.93%/A/         1.94%        2.02%         1.99%    1.96%     1.96%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             5.84%/A,H/       6.29%        7.12%         7.64%    8.47%     7.73%
Portfolio Turnover Rate                             58%              55%          66%           75%      61%       84%

--------------------------------------------------------------------------------
                       Enterprise Short Duration Bond Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                     For the Period
Enterprise Short Duration Bond Fund          Ten Months Ended       Year Ended          11/29/02
(Class A)                                    October 31, 2004   December 31, 2003   through 12/31/02
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 10.07              $ 10.02           $10.00
                                                -------              -------           ------
Net Investment Income (Loss)/E/                    0.20                 0.24             0.01
Net Realized and Unrealized Gain (Loss) on
   Investments                                    (0.06)                0.05             0.02
                                                -------              -------           ------
Total from Investment Operations                   0.14                 0.29             0.03
                                                -------              -------           ------
Dividends from Net Investment Income              (0.21)               (0.24)           (0.01)
Distributions from Capital Gains                     --                   --               --
                                                -------              -------           ------
Total Distributions                               (0.21)               (0.24)           (0.01)
                                                -------              -------           ------
Redemption Fees                                    0.00/F/                --               --
                                                -------              -------           ------
Net Asset Value End of Period                   $ 10.00              $ 10.07           $10.02
                                                =======              =======           ======
Total Return/C/                                    1.53%/B/             2.96%            0.34%/B/
Net Assets End of Period (in thousands)         $13,747              $11,479           $2,155
Ratio of Expenses to Average Net Assets            0.90%/A/             0.90%            0.25%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       1.21%/A/             1.39%            8.04%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              2.43%/A/             2.33%            1.40%/A/
Portfolio Turnover Rate                              23%                  18%               0%

                                                                                     For the Period
Enterprise Short Duration Bond Fund          Ten Months Ended       Year Ended          11/29/02
(Class B)                                    October 31, 2004   December 31, 2003   through 12/31/02
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $10.05                $10.01            $10.00
                                               ------                ------            ------
Net Investment Income (Loss)/E/                  0.14                  0.16              0.01
Net Realized and Unrealized Gain (Loss) on
   Investments                                  (0.07)                 0.06              0.01
                                               ------                ------            ------
Total from Investment Operations                 0.07                  0.22              0.02
                                               ------                ------            ------
Dividends from Net Investment Income            (0.14)                (0.18)            (0.01)
Distributions from Capital Gains                   --                    --                --
                                               ------                ------            ------
Total Distributions                             (0.14)                (0.18)            (0.01)
                                               ------                ------            ------
Redemption Fees                                  0.00/F/                 --                --
                                               ------                ------            ------
Net Asset Value End of Period                  $ 9.98                $10.05            $10.01
                                               ======                ======            ======
Total Return/D/                                  0.91%/B/              2.22%             0.23%/B/
Net Assets End of Period (in thousands)        $8,940                $9,290            $2,268
Ratio of Expenses to Average Net Assets          1.65%/A/              1.65%             1.00%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                     1.96%/A/              2.15%             8.71%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                            1.68%/A,H/            1.58%             0.61%/A/
Portfolio Turnover Rate                            23%                   18%                0%

--------------------------------------------------------------------------------
                       Enterprise Short Duration Bond Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                     For the Period
Enterprise Short Duration Bond Fund          Ten Months Ended       Year Ended          11/29/02
(Class C)                                    October 31, 2004   December 31, 2003   through 12/31/02
----------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $10.05                $10.01            $10.00
                                               ------                ------            ------
Net Investment Income (Loss)/E/                  0.14                  0.16              0.01
Net Realized and Unrealized Gain (Loss) on
   Investments                                  (0.07)                 0.06              0.01
                                               ------                ------            ------
Total from Investment Operations                 0.07                  0.22              0.02
                                               ------                ------            ------
Dividends from Net Investment Income            (0.14)                (0.18)            (0.01)
Distributions from Capital Gains                   --                    --                --
                                               ------                ------            ------
Total Distributions                             (0.14)                (0.18)            (0.01)
                                               ------                ------            ------
Redemption Fees                                  0.00/F/                 --                --
                                               ------                ------            ------
Net Asset Value End of Period                  $ 9.98                $10.05            $10.01
                                               ======                ======            ======
Total Return/D/                                  0.90%/B/              2.21%             0.24%/B/
Net Assets End of Period (in thousands)        $6,692                $5,429            $2,110
Ratio of Expenses to Average Net Assets          1.65%/A/              1.65%             1.00%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                     1.96%/A,H/            2.17%             8.63%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                            1.68%/A/              1.55%             0.63%/A/
Portfolio Turnover Rate                            23%                   18%                0%

--------------------------------------------------------------------------------
                        Enterprise Tax-Exempt Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
Enterprise Tax-Exempt Income Fund            Ten Months Ended   ------------------------------------------------
(Class A)                                    October 31, 2004    2003      2002     2001      2000       1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 14.19         $ 14.16   $ 13.49   $ 13.60   $ 12.82   $ 13.84
                                                -------         -------   -------   -------   -------   -------
Net Investment Income (Loss)/E/                    0.40            0.48      0.51      0.53      0.55      0.54
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.03            0.14      0.70     (0.11)     0.78     (0.92)
                                                -------         -------   -------   -------   -------   -------
Total from Investment Operations                   0.43            0.62      1.21      0.42      1.33     (0.38)
                                                -------         -------   -------   -------   -------   -------
Dividends from Net Investment Income              (0.40)          (0.48)    (0.51)    (0.53)    (0.55)    (0.54)
Distributions from Capital Gains                  (0.03)          (0.11)    (0.03)       --        --     (0.10)
                                                -------         -------   -------   -------   -------   -------
Total Distributions                               (0.43)          (0.59)    (0.54)    (0.53)    (0.55)    (0.64)
                                                -------         -------   -------   -------   -------   -------
Redemption Fees                                    0.00/F/           --        --        --        --        --
                                                -------         -------   -------   -------   -------   -------
Net Asset Value End of Period                   $ 14.19         $ 14.19   $ 14.16   $ 13.49   $ 13.60   $ 12.82
                                                =======         =======   =======   =======   =======   =======
Total Return/C/                                    3.06%/B/        4.43%     9.09%     3.09%    10.65%    (2.76)%
Net Assets End of Period (in thousands)         $22,034         $22,753   $24,296   $21,992   $22,240   $21,703
Ratio of Expenses to Average Net Assets            1.10%/A/        1.10%     1.10%     1.10%     1.10%     1.10%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement and Expense
   Offset Arrangements)                            1.32%/A/        1.33%     1.34%     1.33%     1.36%     1.44%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              3.39%/A/        3.36%     3.66%     3.86%     4.23%     4.05%
Portfolio Turnover Rate                              14%             15%       20%       34%       41%      110%

                                                                          Year Ended December 31,
Enterprise Tax-Exempt Income Fund            Ten Months Ended   ------------------------------------------
(Class B)                                    October 31, 2004    2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $14.19          $14.17   $13.50   $13.60   $12.82   $13.84
                                                ------          ------   ------   ------   ------   ------
Net Investment Income (Loss)/E/                   0.33            0.40     0.43     0.45     0.48     0.47
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.03            0.13     0.70    (0.10)    0.78    (0.92)
                                                ------          ------   ------   ------   ------   ------
Total from Investment Operations                  0.36            0.53     1.13     0.35     1.26    (0.45)
                                                ------          ------   ------   ------   ------   ------
Dividends from Net Investment Income             (0.33)          (0.40)   (0.43)   (0.45)   (0.48)   (0.47)
Distributions from Capital Gains                 (0.03)          (0.11)   (0.03)      --       --    (0.10)
                                                ------          ------   ------   ------   ------   ------
Total Distributions                              (0.36)          (0.51)   (0.46)   (0.45)   (0.48)   (0.57)
                                                ------          ------   ------   ------   ------   ------
Redemption Fees                                   0.00/F/           --       --       --       --       --
                                                ------          ------   ------   ------   ------   ------
Net Asset Value End of Period                   $14.19          $14.19   $14.17   $13.50   $13.60   $12.82
                                                ======          ======   ======   ======   ======   ======
Total Return/D/                                   2.59%/B/        3.78%   8.49%    2.60%    10.05%   (3.29)%
Net Assets End of Period (in thousands)         $6,712          $7,915   $8,760   $6,939   $6,650   $5,640
Ratio of Expenses to Average Net Assets           1.65%/A/        1.65%    1.65%    1.65%    1.65%    1.65%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement and Expense
   Offset Arrangements)                           1.87%/A/        1.88%    1.90%    1.87%    1.91%    1.99%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             2.84%/A/        2.80%    3.11%    3.29%    3.68%    3.51%
Portfolio Turnover Rate                             14%             15%      20%      34%      41%     110%

--------------------------------------------------------------------------------
                        Enterprise Tax-Exempt Income Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
Enterprise Tax-Exempt Income Fund            Ten Months Ended   ------------------------------------------------
(Class C)                                    October 31, 2004    2003        2002        2001     2000     1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $14.19          $14.16      $13.49      $13.60   $12.82   $13.84
                                                ------          ------      ------      ------   ------   ------
Net Investment Income (Loss)/E/                   0.33            0.40        0.43        0.45     0.48     0.47
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.03            0.14        0.70       (0.11)    0.78    (0.92)
                                                ------          ------      ------      ------   ------   ------
Total from Investment Operations                  0.36            0.54        1.13        0.34     1.26    (0.45)
                                                ------          ------      ------      ------   ------   ------
Dividends from Net Investment Income             (0.33)          (0.40)      (0.43)      (0.45)   (0.48)   (0.47)
Distributions from Capital Gains                 (0.03)          (0.11)      (0.03)         --       --    (0.10)
                                                ------          ------      ------      ------   ------   ------
Total Distributions                              (0.36)          (0.51)      (0.46)      (0.45)   (0.48)   (0.57)
                                                ------          ------      ------      ------   ------   ------
Redemption Fees                                   0.00/F/           --          --          --       --       --
                                                ------          ------      ------      ------   ------   ------
Net Asset Value End of Period                   $14.19          $14.19      $14.16      $13.49   $13.60   $12.82
                                                ======          ======      ======      ======   ======   ======
Total Return/D/                                   2.59%/B/        3.88%/C/    8.49%/C/    2.52%    9.96%   (3.23)%
Net Assets End of Period (in thousands)         $3,419          $3,393      $3,767      $1,821   $1,577   $1,706
Ratio of Expenses to Average Net Assets           1.65%/A/        1.65%       1.65%       1.65%    1.65%    1.65%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement and Expense
   Offset Arrangements)                           1.87%/A/        1.88%       1.90%       1.87%    1.91%    1.97%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             2.84%/A/        2.82%       3.07%       3.28%    3.68%    3.54%
Portfolio Turnover Rate                             14%             15%         20%         34%      41%     110%

--------------------------------------------------------------------------------
                          Enterprise Total Return Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                Year Ended December 31,    For the Period
                                             Ten Months Ended   -----------------------       08/31/01
Enterprise Total Return Fund (Class A)       October 31, 2004        2003      2002       through 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 10.42            $ 10.24   $ 10.04         $10.00
                                                -------            -------   -------         ------
Net Investment Income (Loss)/E/                    0.12               0.16      0.32           0.10
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.25               0.35      0.43           0.11
                                                -------            -------   -------         ------
Total from Investment Operations                   0.37               0.51      0.75           0.21
                                                -------            -------   -------         ------
Dividends from Net Investment Income              (0.13)             (0.21)    (0.34)         (0.10)
Distributions from Capital Gains                  (0.07)             (0.12)    (0.21)         (0.07)
                                                -------            -------   -------         ------
Total Distributions                               (0.20)             (0.33)    (0.55)         (0.17)
                                                -------            -------   -------         ------
Redemption Fees                                    0.00/F/              --        --             --
                                                -------            -------   -------         ------
Net Asset Value End of Period                   $ 10.59            $ 10.42   $ 10.24         $10.04
                                                =======            =======   =======         ======
Total Return/C/                                    3.66%/B/           5.05%     7.56%          2.18%/B/
Net Assets End of Period (in thousands)         $37,432            $37,681   $26,530         $6,991
Ratio of Expenses to Average Net Assets            1.35%/A/           1.35%     1.35%          1.35%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       1.62%/A/           1.59%     1.71%          2.98%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              1.33%/A/           1.54%     3.25%          3.17%/A/
Portfolio Turnover Rate                             260%               396%      467%           160%

                                                                Year Ended December 31,    For the Period
                                             Ten Months Ended   -----------------------       08/31/01
Enterprise Total Return Fund (Class B)       October 31, 2004        2003      2002       through 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $ 10.42          $ 10.24   $ 10.03         $10.00
                                                  -------          -------   -------         ------
Net Investment Income (Loss)/E/                      0.07             0.11      0.26          0.09
Net Realized and Unrealized Gain (Loss) on
   Investments                                       0.24             0.34      0.44           0.10
                                                  -------          -------   -------         ------
Total from Investment Operations                     0.31             0.45      0.70           0.19
                                                  -------          -------   -------         ------
Dividends from Net Investment Income                (0.08)           (0.15)    (0.28)         (0.09)
Distributions from Capital Gains                    (0.07)           (0.12)    (0.21)         (0.07)
                                                  -------          -------   -------         ------
Total Distributions                                 (0.15)           (0.27)    (0.49)         (0.16)
                                                  -------          -------   -------         ------
Redemption Fees                                      0.00/F/            --        --             --
                                                  -------          -------   -------         ------
Net Asset Value End of Period                     $ 10.58          $ 10.42   $ 10.24         $10.03
                                                  =======          =======   =======         ======
Total Return/D/                                      3.09%/B/         4.48%     7.09%          1.90%/B/
Net Assets End of Period (in thousands)           $26,356          $27,953   $23,950         $6,143
Ratio of Expenses to Average Net Assets              1.90%/A/         1.90%     1.90%          1.90%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                         2.17%/A/         2.14%     2.27%          3.50%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.78%/A/         1.02%     2.69%          2.65%/A/
Portfolio Turnover Rate                               260%             396%      467%           160%

--------------------------------------------------------------------------------
                          Enterprise Total Return Fund
                       FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                Year Ended December 31,     For the Period
                                             Ten Months Ended   -----------------------        08/31/01
Enterprise Total Return Fund (Class C)       October 31, 2004       2003         2002      through 12/31/01
-----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 10.42          $ 10.24      $ 10.03        $10.00
                                                -------          -------      -------        ------
Net Investment Income (Loss)/E/                    0.07             0.11         0.26          0.09
Net Realized and Unrealized Gain (Loss) on
   Investments                                     0.24             0.34         0.44          0.10
                                                -------          -------      -------        ------
Total from Investment Operations                   0.31             0.45         0.70          0.19
                                                -------          -------      -------        ------
Dividends from Net Investment Income              (0.08)           (0.15)       (0.28)        (0.09)
Distributions from Capital Gains                  (0.07)           (0.12)       (0.21)        (0.07)
                                                -------          -------      -------        ------
Total Distributions                               (0.15)           (0.27)       (0.49)        (0.16)
                                                -------          -------      -------        ------
Redemption Fees                                    0.00/F/            --           --            --
                                                -------          -------      -------        ------
Net Asset Value End of Period                   $ 10.58          $ 10.42      $ 10.24        $10.03
                                                =======          =======      =======        ======
Total Return/D/                                    3.09%/B/         4.48%/C/     7.07%/C/      1.90%/B/
Net Assets End of Period (in thousands)         $19,730          $21,162      $16,586        $2,981
Ratio of Expenses to Average Net Assets            1.90%/A/         1.90%        1.90%         1.90%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                       2.17%/A/         2.14%        2.26%         3.55%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.78%/A/         1.01%        2.62%         2.59%/A/
Portfolio Turnover Rate                             260%             396%         467%          160%

--------------------------------------------------------------------------------
                          Enterprise Money Market Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
Enterprise Money Market Fund                 Ten Months Ended   -------------------------------------------------------
(Class A)                                    October 31, 2004     2003          2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $   1.00         $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                               --------         --------      --------   --------   --------   --------
Net Investment Income (Loss)/E/                    0.01             0.01          0.01       0.04       0.06       0.05
Net Realized and Unrealized Gain (Loss) on
   Investments                                       --            (0.00)/F/        --         --         --         --
                                               --------         --------      --------   --------   --------   --------
Total from Investment Operations                   0.01             0.01          0.01       0.04       0.06       0.05
                                               --------         --------      --------   --------   --------   --------
Dividends from Net Investment Income              (0.01)           (0.01)        (0.01)     (0.04)     (0.06)     (0.05)
                                               --------         --------      --------   --------   --------   --------
Total Distributions                               (0.01)           (0.01)        (0.01)     (0.04)     (0.06)     (0.05)
                                               --------         --------      --------   --------   --------   --------
Payment by Affiliate                                 --            (0.00)/F/        --         --         --         --
                                               --------         --------      --------   --------   --------   --------
Net Asset Value End of Period                  $   1.00         $   1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                               ========         ========      ========   ========   ========   ========
Total Return                                       0.53%/B/         0.68%/G/      1.34%      3.71%      6.05%      4.80%
Net Assets End of Period (in thousands)        $335,344         $357,586      $264,161   $251,503   $272,225   $204,403
Ratio of Expenses to Average Net Assets            0.69%/A/         0.65%         0.68%      0.62%      0.56%      0.59%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              0.63%/A/         0.67%         1.32%      3.65%      5.91%      4.74%

                                                                              Year Ended December 31,
Enterprise Money Market Fund                 Ten Months Ended   --------------------------------------------------
(Class B)                                    October 31, 2004     2003         2002      2001      2000      1999
------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $  1.00       $  1.00      $  1.00   $  1.00   $  1.00   $  1.00
                                                  -------       -------      -------   -------   -------   -------
Net Investment Income (Loss)/E/                      0.01          0.01         0.01      0.04      0.06      0.05
Net Realized and Unrealized Gain (Loss) on
   Investments                                         --         (0.00)/F/       --        --        --        --
                                                  -------       -------      -------   -------   -------   -------
Total from Investment Operations                     0.01          0.01         0.01      0.04      0.06      0.05
                                                  -------       -------      -------   -------   -------   -------
Dividends from Net Investment Income                (0.01)        (0.01)       (0.01)    (0.04)    (0.06)    (0.05)
                                                  -------       -------      -------   -------   -------   -------
Total Distributions                                 (0.01)        (0.01)       (0.01)    (0.04)    (0.06)    (0.05)
                                                  -------       -------      -------   -------   -------   -------
Payment by Affiliate                                   --         (0.00)/F/       --        --        --        --
                                                  -------       -------      -------   -------   -------   -------
Net Asset Value End of Period                     $  1.00       $  1.00      $  1.00   $  1.00   $  1.00   $  1.00
                                                  =======       =======      =======   =======   =======   =======
Total Return/D/                                      0.53%/B/      0.68%/G/     1.34%     3.71%     6.05%     4.80%
Net Assets End of Period (in thousands)           $38,670       $46,452      $56,323   $44,045   $28,096   $32,863
Ratio of Expenses to Average Net Assets              0.69%/A/      0.65%        0.68%     0.62%     0.56%     0.60%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.63%/A/      0.67%        1.32%     3.65%     5.91%     4.86%

--------------------------------------------------------------------------------
                         Enterprise Money Market Fund
                      FINANCIAL HIGHLIGHTS -- (Continued)
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
Enterprise Money Market Fund                 Ten Months Ended   ------------------------------------------------
(Class C)                                    October 31, 2004      2003        2002      2001     2000     1999
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period              $  1.00        $  1.00      $  1.00   $  1.00   $ 1.00   $ 1.00
                                                 -------        -------      -------   -------   ------   ------
Net Investment Income (Loss)/E/                     0.01           0.01         0.01      0.04     0.06     0.05
Net Realized and Unrealized Gain (Loss) on
   Investments                                        --          (0.00)/F/       --        --       --       --
                                                 -------        -------      -------   -------   ------   ------
Total from Investment Operations                    0.01           0.01         0.01      0.04     0.06     0.05
                                                 -------        -------      -------   -------   ------   ------
Dividends from Net Investment Income               (0.01)         (0.01)       (0.01)    (0.04)   (0.06)   (0.05)
                                                 -------        -------      -------   -------   ------   ------
Total Distributions                                (0.01)         (0.01)       (0.01)    (0.04)   (0.06)   (0.05)
                                                 -------        -------      -------   -------   ------   ------
Payment by Affiliate                                  --           0.00/F/        --        --       --       --
                                                 -------        -------      -------   -------   ------   ------
Net Asset Value End of Period                    $  1.00        $  1.00      $  1.00   $  1.00   $ 1.00   $ 1.00
                                                 =======        =======      =======   =======   ======   ======
Total Return/D/                                     0.53%/B/       0.68%/G/     1.34%     3.71%    6.05%    4.80%
Net Assets End of Period (in thousands)          $11,301        $10,735      $12,775   $10,632   $8,709   $7,296
Ratio of Expenses to Average Net Assets             0.69%/A/       0.65%        0.68%     0.62%    0.56%    0.59%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.63%/A/       0.67%        1.32%     3.65%    5.91%    4.76%




/A/  Annualized.
/B/  Not annualized.
/C/  Total return does not include one time front-end sales charge.
/D/  Total return does not include contingent deferred sales charge.
/E/  Based on average shares outstanding.
/F/  Less than $0.01 per share.
/G/ In 2003, approximately 0.21% of the Fund's total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.
/H/  Reflects overall fund ratios adjusted for class specific expenses.

          TIRED OF A CLUTTERED MAILBOX? SIGN UP FOR ELECTRONIC DELIVERY

Enterprise offers you the chance to reduce the amount of mail received from us. By signing up for electronic delivery, you will receive certain compliance documents such as prospectus updates, annual and semi-annual reports and information statements, online. Not only will you get the documents faster than you would if they were printed, but electronic delivery will eliminate your paper copy, which helps reduce fund printing and mailing expenses. Keep in mind that you will still receive your quarterly statements and daily transaction confirmations by mail.

HOW IT WORKS: Instead of receiving paper documents, you will be sent an email notifying you when a new document is available and providing an Internet address link at which to view it. Of course, if you'd prefer, you can reinstate the mailing of compliance documents at any time through Enterprise Account Access.


SIGNING UP IS EASY: If you are already signed up for Enterprise Account Access, go to www.axaenterprise.com and log in using your SSN/TIN and PIN. Once you have entered, click the "Sign Up Now" for electronic delivery button at the upper right-hand corner of the screen. From there, simple directions will walk you through the quick sign-up process.



FIRST TIME ENTERPRISE ACCOUNT ACCESS USERS: If you have not established an account access PIN, please review the account access information at www.axaenterprise.com to help you get started.


                              FOR MORE INFORMATION


          AXA Enterprise                               Custodian
 Shareholder Services/Transfer Agent              JPMorgan Chase Bank
 Boston Financial Data Services, Inc.                  Brooklyn, NY
          330 W. 9th Street
        Kansas City, MO 64105
      Telephone: 1-800-368-3527                  Independent Accountants
                                                 PricewaterhouseCoopers LLP
                                                       Baltimore, MD
        Investment Advisors
 Enterprise Capital Management, Inc.
       Atlanta Financial Center                         Distributor
      3343 Peachtree Road, N.E.             Enterprise Fund Distributors, Inc.
              Suite 450                          Atlanta Financial Center
        Atlanta, GA 30326-1022                   3343 Peachtree Road, N.E.
      Telephone: 1-404-261-1116                          Suite 450
                                                  Atlanta, GA 30326-1022
AXA Equitable Life Insurance Company            Telephone: 1-800-432-4320
    1290 Avenue of the Americas
     New York, New York 10104
      Telephone: 1-212-554-1234


                      MEMBER - INVESTMENT COMPANY INSTITUTE

                    THIS PAGE IS NOT PART OF THE PROSPECTUS.

                      THE FOLLOWING DOCUMENTS CONTAIN MORE
    INFORMATION ABOUT THE FUNDS AND ARE AVAILABLE FREE OF CHARGE UPON REQUEST
               AND ON THE FUNDS' WEBSITE AT WWW.AXAENTERPRISE.COM:


ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.


PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities holdings is available
(i) in the Funds' SAI and (ii) on the Funds' website at www.axaenterprise.com.



You may obtain, free of charge, copies of these documents or ask questions about the Funds by contacting:



                     The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-432-4320


or by calling your broker or financial advisor. A copy of the annual report, semi-annual report and prospectus are also available on the Enterprise Website at www.axaenterprise.com

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the SEC located in Washington, D.C. Call 1-800-SEC-0330 for information on the operation hours of the Public Reference Room. Information about the Funds is also available on the SEC's Website at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C., 20549-0102. You also may obtain additional information about the Funds by visiting Enterprise's Website (www.axaenterprise.com) and by calling 1-800-821-9540, a 24-hour shareholder information line.



You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.
INVESTMENT COMPANY ACT File No. 811-01582


                                [LOGO]ENTERPRISE
                                 GROUP OF FUNDS
                   INVEST WITH THE PROS THE PROFESSIONALS USE*
                                 1-800-432-4320
                              www.axaenterprise.com

                     [GRAPHIC] [GRAPHIC] [GRAPHIC] [GRAPHIC]


                       THE ENTERPRISE GROUP OF FUNDS, INC.


                               CLASS Y PROSPECTUS
                                   MAY 1, 2005



                          [GRAPHIC] [GRAPHIC] [GRAPHIC]

                              [GRAPHIC] ENTERPRISE
                                        GROUP OF FUNDS
                   INVEST WITH THE PROS THE PROFESSIONALS USE

                   AT ENTERPRISE, YOUR PRIVACY IS OUR PRIORITY

The Enterprise Group of Funds and Enterprise Fund Distributors understand that your privacy is of paramount importance. We recognize that the personal and financial information we need to service your accounts as a shareholder is highly confidential material. We consider protecting your privacy a fundamental obligation that must be honored in every way. Therefore, we limit the use of your personal information to the extent necessary to provide you with our mutual fund products and adhere to a stringent set of privacy standards.

                          SAFEGUARDING YOUR INFORMATION

As you know simply from having opened an account, we need to collect certain "nonpublic personal information" as a part of serving your investment needs. This includes information such as your address and Social Security number that you provide in your account application form, through our Web site and from your account transactions, such as purchases, sales and account balances.

We do not disclose any of this type of information about our customers (or former customers) to anyone, except as permitted by law. Accordingly, in order to best service your investing needs, we do provide information to certain service providers who are necessary to servicing our product and instrumental in effecting your mutual fund purchase. For example, some of the functions of our mutual fund business, such as transfer agents, printers and mailers, are conducted externally. These third-party companies may only use information for the services for which they were hired and are not permitted to use or share this information for any other purpose.

In addition, we can share this information -- as described above, the information collected from account applications, through our Website and from account transactions during the course of doing business -- with certain marketing services providers or other financial institutions that have a joint marketing agreement with us. This would include such companies as Broker/Dealer firms, which sell our funds and must determine the suitability of an investment, and market research firms, which may aid in providing research to Enterprise.

Our commitment to maintaining your privacy is forever. Your personal and financial information will be treated with the utmost confidentiality whether you are a current or former shareholder.

                              CONFIDENTIAL, SECURE

As an added measure to protect your privacy, Enterprise restricts access to your personal information to those employees who need to know that information in order to provide our mutual fund products to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic information.

                                 PRIVACY ONLINE

Your privacy is secure with Enterprise no matter what method you choose for your transactions. By phone or by mail -- or online through Enterprise Account Access -- all your business is treated confidentially. Portions of the Enterprise Website, www.axaenterprise.com, are SSL-secured for encrypted data transmission.

We trust that these standards we have set in place for your protection will ensure your peace of mind. If you have any further questions about the confidentiality of your account, please call The Enterprise Group of Funds at 1-800-432-4320.

                    THIS PAGE IS NOT PART OF THE PROSPECTUS.

                       THE ENTERPRISE GROUP OF FUNDS, INC.
                                   PROSPECTUS

                                 CLASS Y SHARES


                                   May 1, 2005
                             AGGRESSIVE STOCK FUNDS
                              Multi-Cap Growth Fund
                            Small Company Growth Fund
                            Small Company Value Fund


                                   STOCK FUNDS
                            Capital Appreciation Fund
                                 Deep Value Fund
                                   Equity Fund
                               Equity Income Fund
                                   Growth Fund
                             Growth and Income Fund

                               INTERNATIONAL FUND
                            International Growth Fund

                             SECTOR/SPECIALTY FUNDS
                         Global Financial Services Fund
                         Global Socially Responsive Fund
                          Mergers and Acquisitions Fund
                                 Technology Fund

                              DOMESTIC HYBRID FUNDS
                                  Managed Fund
                            Strategic Allocation Fund

                                  INCOME FUNDS
                           Government Securities Fund
                              High-Yield Bond Fund
                            Short Duration Bond Fund
                             Tax-Exempt Income Fund
                                Total Return Fund

                                MONEY MARKET FUND
                                Money Market Fund

     This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

     The Securities and Exchange Commission ("SEC") has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                                TABLE OF CONTENTS



Important Information About the Pending Mergers of the Enterprise Funds ...    1
Introduction ..............................................................    2
Enterprise Multi-Cap Growth Fund ..........................................    3
Enterprise Small Company Growth Fund ......................................    6
Enterprise Small Company Value Fund .......................................    9
Enterprise Capital Appreciation Fund ......................................   12
Enterprise Deep Value Fund ................................................   15
Enterprise Equity Fund ....................................................   18
Enterprise Equity Income Fund .............................................   21
Enterprise Growth Fund ....................................................   24
Enterprise Growth and Income Fund .........................................   27
Enterprise International Growth Fund ......................................   30
Enterprise Global Financial Services Fund .................................   33
Enterprise Global Socially Responsive Fund ................................   36
Enterprise Mergers and Acquisitions Fund ..................................   39
Enterprise Technology Fund ................................................   42
Enterprise Managed Fund ...................................................   45
Enterprise Strategic Allocation Fund ......................................   48
Enterprise Government Securities Fund .....................................   51
Enterprise High-Yield Bond Fund ...........................................   54
Enterprise Short Duration Bond Fund .......................................   57
Enterprise Tax-Exempt Income Fund .........................................   60
Enterprise Total Return Fund ..............................................   63
Enterprise Money Market Fund ..............................................   66
Additional Information About the Funds' Investments and Risks .............   68
Higher-Risk Securities and Practices ......................................   70
Fund Services .............................................................   73
   Investing in the Funds .................................................   73
   It's Easy to Open an Account ...........................................   75
   Buying Shares ..........................................................   76
   Selling Shares .........................................................   77
   Selling Shares in Writing ..............................................   79
   Exchanging Shares ......................................................   80
   Restrictions on Buying, Selling and Exchanging Shares ..................   80
   How Fund Shares are Priced .............................................   82
   Dividends and Other Distributions ......................................   83
   Tax Consequences .......................................................   83
Fund Management ...........................................................   84
   The Investment Advisors ................................................   84
   The Fund Managers ......................................................   86
   The Expense Limitation Agreement .......................................   89
Financial Highlights ......................................................   90

     IMPORTANT INFORMATION ABOUT THE PENDING MERGERS OF THE ENTERPRISE FUNDS

     On July 8, 2004, AXA Financial, Inc. ("AXA Financial") acquired The MONY Group Inc. Prior to the merger, subsidiaries of both companies were involved in managing separate mutual fund groups--the recently rebranded AXA Enterprise Multimanager Funds, managed by AXA Equitable Life Insurance Company, and The Enterprise Group of Funds, Inc., managed by Enterprise Capital Management, Inc. ("Enterprise Capital" or "ECM"). Recently, AXA Financial, in conjunction with Enterprise Capital and the Enterprise Board of Directors, decided to unite both mutual fund groups under one fund family brand called AXA Enterprise.

     To accomplish the creation of one fund family, the Enterprise Board of Directors approved the merger of each Enterprise Fund into a corresponding fund managed by AXA Equitable, subject to shareholder approval, as set forth below:

Enterprise Fund to be Merged                 Acquiring Fund
-------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Fund         AXA Enterprise Capital Appreciation Fund
Enterprise Deep Value Fund                   AXA Enterprise Deep Value Fund
Enterprise Equity Fund                       AXA Enterprise Equity Fund
Enterprise Equity Income Fund                AXA Enterprise Equity Income Fund
Enterprise Global Financial Services Fund    AXA Enterprise Global Financial Services Fund
Enterprise Global Socially Responsive Fund   AXA Enterprise Global Socially Responsive Fund
Enterprise Government Securities Fund        AXA Enterprise Government Securities Fund
Enterprise Growth and Income Fund            AXA Enterprise Growth and Income Fund
Enterprise High-Yield Bond Fund              AXA Enterprise High-Yield Bond Fund
Enterprise International Growth Fund         AXA Enterprise International Growth Fund
Enterprise Mergers and Acquisitions Fund     AXA Enterprise Mergers and Acquisitions Fund
Enterprise Money Market Fund                 AXA Enterprise Money Market Fund
Enterprise Short Duration Bond Fund          AXA Enterprise Short Duration Bond Fund
Enterprise Small Company Growth Fund         AXA Enterprise Small Company Growth Fund
Enterprise Small Company Value Fund          AXA Enterprise Small Company Value Fund
Enterprise Tax-Exempt Income Fund            AXA Enterprise Tax-Exempt Income Fund
Enterprise Growth Fund                       AXA Enterprise Growth Fund
Enterprise Strategic Allocation Fund         AXA Enterprise Growth Fund
Enterprise Multi-Cap Growth Fund             AXA Enterprise Growth Fund
Enterprise Technology Fund                   AXA Enterprise Multimanager Technology Fund
Enterprise Total Return Fund                 AXA Enterprise Multimanager Core Bond Fund
Enterprise Managed Fund                      AXA Enterprise Moderate-Plus Allocation Fund

     The Meeting of Shareholders of each Enterprise Fund held on March 31, 2005 and adjourned to April 29, 2005 was further adjourned to May 24, 2005. It is anticipated that, subject to shareholder approval, the effective date of the mergers will be on or about June 3, 2005. Until that date, however, you will be able to invest in each of the Enterprise Funds listed above. Accordingly, if you intend to so invest, you should read this Prospectus and the Statement of Additional Information, together with the Proxy Statements/Prospectuses (available upon request) relating to the pending mergers.

     For more information about the pending mergers or the Acquiring Funds, please visit www.axaenterprise.com or call 1-800-432-4320.

                                  INTRODUCTION


     The Enterprise Group of Funds, Inc. ("Enterprise") is a mutual fund family that offers different classes of shares in separate investment portfolios or Funds. This prospectus relates to Class Y shares of the Funds. The Funds have individual objectives and strategies to offer investors a broad range of investment alternatives.


     Enterprise Capital Management, Inc. ("ECM") is the investment advisor to each Fund except the Money Market Fund for which AXA Equitable Life Insurance Company ("AXA Equitable") serves as the investment advisor (each, an "Advisor and together, the "Advisors"). The Advisors select a Fund Manager for each Fund's portfolio on the basis of a number of criteria, including the Fund Manager's reputation, resources and performance results. Enterprise Fund Distributors, Inc. (the "Distributor"), an affiliate of the Advisors to the Funds, is the principal underwriter for shares of the Funds.


     Before investing in any mutual fund, you should consider the general risks involved. The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies, industry sectors or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets in which these securities trade. In addition, the investments made by a Fund may underperform the market generally or other mutual funds with similar investment objectives as the Fund. As with other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. A Fund may not achieve its objective. In addition, for temporary defensive purposes, each Fund (other than the Money Market Fund) may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that a Fund is invested in these instruments, the Fund will not be pursuing its investment goal. Further, a Fund's objective may not be changed without shareholder approval.

                        ENTERPRISE MULTI-CAP GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Long-term capital appreciation

PRINCIPAL INVESTMENTS Equity securities, such as common or preferred stocks, that are listed on U.S. exchanges or traded in the over-the-counter market

FUND MANAGER Montag & Caldwell, Inc.


WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small- and medium-sized company stocks for the possibility of higher returns; and want to diversify their portfolio to include small, medium and large company stocks


INVESTMENT STRATEGIES The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Fund Manager expects a high portfolio turnover rate of 100% or more.

PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in mid-capitalization, small-capitalization and/or emerging growth companies, it is riskier than large-capitalization funds since such companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

                    (30.09) (17.05)  (35.59)   34.44   7.24
                      2000    2001     2002     2003   2004

BEST QUARTER(1)                                                 WORST QUARTER
     16.76%                                                        -22.48%
(JUNE 30, 2003)                                              (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                                        PAST ONE   PAST FIVE   RETURN SINCE
(AS OF DECEMBER 31, 2004)                                                             YEAR       YEARS      INCEPTION(2)
------------------------------------------------------------------------------------------------------------------------
Enterprise Multi-Cap Growth Fund(3) ...   Class Y                                      7.24%    (11.64)%       7.73%
                                          Return before taxes
                                          Class Y                                      7.24%    (11.64)%       7.60%
                                          Return after taxes on distributions
                                          Class Y                                      4.70%     (9.48)%       6.66%
                                          Return after taxes on distributions
                                          and sale of Fund shares
S&P 500 Index(4) ......................                                               10.88%     (2.30)%      (0.87)%

----------

(1) The best quarter since inception was 47.19% for the quarter ending December 31, 1999.
(2) Inception for Class Y shares is July 1, 1999. Performance for the Fund reflects average annual returns from July 1, 1999 to December 31, 2004. Performance for the S&P 500 Index reflects the average annual return from June 30, 1999 to December 31, 2004.


(3) A portion of the Fund's returns is attributable to its investment in initial public offerings ("IPOs"). There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.


(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    1.00%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses(3) ......................................................................    0.64%
                                                                                           -----
Total Annual Fund Operating Expenses ...................................................    1.64%
Less Expense Reimbursement(4) ..........................................................   (0.09%)
                                                                                           -----
Net Annual Operating Expenses ..........................................................    1.55%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3)  Expense information in the table has been restated to reflect current fees.

(4) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services -- It's Easy to Open an Account."



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $158      $508      $883     $1,936
If you do not redeem your shares:
Class Y ..............................................    $158      $508      $883     $1,936

                      ENTERPRISE SMALL COMPANY GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies

FUND MANAGER Eagle Asset Management, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks


INVESTMENT STRATEGIES The Small Company Growth Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of up to $2.0 billion. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Fund Manager looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]


39.48   27.80   9.95   (3.76)  48.82   1.12   (5.25)  (24.40)  23.49   10.20
 1995    1996   1997    1998    1999   2000    2001     2002    2003   2004


    BEST QUARTER                                                WORST QUARTER
       31.04%                                                      -24.36%
(DECEMBER 31, 1999)                                         (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                     PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2004)                                                   YEAR       YEARS       YEARS
--------------------------------------------------------------------------------------------------
Enterprise Small Company Growth Fund ...   Class Y                   10.20%     (0.29)%     10.71%
                                           Return before taxes
                                           Class Y                   10.20%     (0.74)%      9.82%
                                           Return after taxes
                                           on distributions
                                           Class Y                    6.63%     (0.45)%      9.02%
                                           Return after taxes
                                           on distributions and
                                           sale of Fund shares
Russell 2000 Index(1) ..................                             18.33%      6.61%      11.54%

----------


(1) The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ................................................. .......    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

Annual Fund Operating Expenses (paid indirectly if you hold fund shares)                   Class Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    1.00%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.57%
                                                                                           -----
Total Annual Fund Operating Expenses ...................................................    1.57%
Less Expense Reimbursement(3) ..........................................................   (0.37%)
                                                                                           -----
Net Annual Operating Expenses ..........................................................    1.20%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $122      $459      $820     $1,836
If you do not redeem your shares:
Class Y ..............................................    $122      $459      $820     $1,836

                       ENTERPRISE SMALL COMPANY VALUE FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Maximum capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of small capitalization companies

FUND MANAGER GAMCO Investors, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks


INVESTMENT STRATEGIES The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of $2.0 billion or less at the time of investment. The Fund Manager will not sell a company's securities solely because that company's market capitalization rises above $2.0 billion. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, the Fund invests primarily in small-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

       11.83   44.53   6.13   16.60   6.95   5.10   (11.46)  38.57   19.39
        1996    1997   1998    1999   2000   2001     2002    2003   2004

  BEST QUARTER                                                  WORST QUARTER
     19.72%                                                        -16.95%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                    PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                  YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Enterprise Small Company Value Fund ...   Class Y                   19.39%     10.49%        13.85%
                                          Return before taxes
                                          Class Y                   19.18%      9.57%        12.37%
                                          Return after taxes
                                          on distributions
                                          Class Y                   12.89%      8.62%        11.45%
                                          Return after taxes
                                          on distributions and
                                          sale of Fund shares
Russell 2000 Index(2) .................                             18.33%      6.61%        10.97%

----------

(1) Inception date for Class Y shares is May 24, 1995. Performance reflects average annual returns from May 24, 1995 to December 31, 2004.


(2) The Russell 2000 is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Funds. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.39%
                                                                                            ----
Total Annual Fund Operating Expenses ...................................................    1.14%
Less Expense Reimbursement(3) ..........................................................      --%
                                                                                            ----
Net Annual Fund Operating Expenses .....................................................    1.14%
                                                                                            ====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.30%. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $116      $362      $628     $1,386
If you do not redeem your shares:
Class Y ..............................................    $116      $362      $628     $1,386

                      ENTERPRISE CAPITAL APPRECIATION FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Maximum capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics

FUND MANAGER Marsico Capital Management, LLC

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies


INVESTMENT STRATEGIES Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large capitalization companies that the Fund Manager selects for their growth potential. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund also may invest in equity securities of small- and mid-capitalization companies. The Fund will normally hold a core position of between 35 and 50 common stocks. The Fund may hold a limited number of additional common stocks at times when the Fund Manager is accumulating new positions, phasing out existing positions or responding to exceptional market conditions. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund may engage in active or frequent trading of portfolio securities to achieve its investment objective. The Capital Appreciation Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund's investment universe consists of large, medium and small capitalization common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

                40.04   (13.77)  (20.06)  (17.09)  32.61  13.19
                 1999     2000     2001     2002    2003   2004

    BEST QUARTER                                                WORST QUARTER
       34.70%                                                      -17.94%
(DECEMBER 31, 1999)                                         (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                     PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                   YEAR       YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Fund ...   Class Y                   13.19%     (3.03)%        4.87%
                                           Return before taxes
                                           Class Y                   13.19%     (3.82)%        3.27%
                                           Return after taxes
                                           on distributions
                                           Class Y                    8.58%     (2.86)%        3.67%
                                           Return after taxes
                                           on distributions and
                                           sale of Fund shares
S&P 500 Index(2) .......................                             10.88%     (2.30)%        2.74%

----------
(1) Inception date for Class Y shares is May 14, 1998. Performance reflects average annual returns from May 14, 1998 to December 31, 2004.


(2) This unmanaged broad-based index includes 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.43%
                                                                                            ----
Total Annual Fund Operating Expenses ...................................................    1.18%
Less Expense Reimbursement(3) ..........................................................      --%
                                                                                            ----
Net Annual Fund Operating Expenses .....................................................    1.18%
                                                                                            ====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.30%. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $120      $375      $649     $1,432
If you do not redeem your shares:
Class Y ..............................................    $120      $375      $649     $1,432

                           ENTERPRISE DEEP VALUE FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

PRINCIPAL INVESTMENTS U.S. common stocks

FUND MANAGER Barrow, Hanley, Mewhinney & Strauss, Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


INVESTMENT STRATEGIES Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies that the Fund Manager considers to be undervalued. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in companies with mid-sized or small market capitalizations and may invest up to 20% in foreign securities. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the Fund Manager feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Fund may lend portfolio securities on short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Value stocks involve the risk that they may never reach what the Fund Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because the Fund will invest in stocks whose price/earnings ratios may be below the average of the Russell 1000 Value Index, there is a greater risk that they may not reach what the Fund Manager believes is their full market value. These stocks may also decline further in price. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may be higher or lower than that of other types of funds (such as those emphasizing growth stocks). If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares from year to year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]

                             (22.61)  29.45   9.94
                               2002    2003   2004

  BEST QUARTER                                                  WORST QUARTER
     16.87%                                                        -20.00%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                               PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                             YEAR     INCEPTION(1)
--------------------------------------------------------------------------------------------------------
Enterprise Deep Value Fund .....   Class Y                                      9.94%       2.67%
                                   Return before taxes
                                   Class Y                                      9.51%       2.29%
                                   Return after taxes on distributions
                                   Class Y                                      6.46%       2.04%
                                   Return after taxes on distributions and
                                   sale of Fund shares
Russell 1000 Value Index (2) ...                                               16.49%       5.13%

----------
(1) Inception date for Class Y shares is May 31, 2001. Performance reflects average annual returns from May 31, 2001 to December 31, 2004.


(2) The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It includes reinvested dividends and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.68%
                                                                                           -----
Total Annual Fund Operating Expenses ...................................................    1.43%
Less Expense Reimbursement(3) ..........................................................   (0.38%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    1.05
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $107      $415      $745     $1,680
If you do not redeem your shares:
Class Y ..............................................    $107      $415      $745     $1,680

                             ENTERPRISE EQUITY FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Long-term capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks

FUND MANAGER TCW Investment Management Company

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment


INVESTMENT STRATEGIES The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in equity securities of U.S. large capitalization companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs") listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]


                 17.89   (4.26)  (18.21)  (29.44) 51.15   13.64
                  1999    2000     2001     2002   2003    2004


    BEST QUARTER                                                WORST QUARTER
       24.79%                                                      -24.79%
(DECEMBER 31, 2001)                                         (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                       PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                     YEAR        YEARS    INCEPTION(1)
--------------------------------------------------------------------------------------------
Enterprise Equity Fund ...   Class Y                   13.64%     (1.04)%         3.54%
                             Return before taxes
                             Class Y                   13.64%     (1.16)%         3.14%
                             Return after taxes
                             on distributions
                             Class Y                    8.86%     (0.93)%         2.83%
                             Return after taxes
                             on distributions and
                             sale of Fund shares
S&P 500 Index(2) .........                             10.88%     (2.30)%         4.59%


----------


(1) Inception for Class Y shares is October 14, 1998. Performance reflects average annual return from October 14, 1998 to December 31, 2004.


(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.44%
                                                                                           -----
Total Annual Fund Operating Expenses ...................................................    1.19%
Less Expense Reimbursement(3) ..........................................................   (0.04%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    1.15
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $117      $374      $650     $1,440
If you do not redeem your shares:
Class Y ..............................................    $117      $374      $650     $1,440

                          ENTERPRISE EQUITY INCOME FUND

[GRAPHIC]

FUND PROFILE


INVESTMENT OBJECTIVE A combination of growth and income to achieve an above average and consistent total return


PRINCIPAL INVESTMENTS Dividend-paying U.S. common stocks

FUND MANAGER Boston Advisors, Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


INVESTMENT STRATEGIES The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The goal is capital appreciation combined with an above-market level of dividend income. The Fund Manager has three objectives in constructing the portfolio: 1) each individual stock holding will pay a dividend at least annually; 2) the overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) at least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Fund's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Fund invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

               7.69   5.94   (11.44)   (14.85)   26.99   19.10
               1999   2000     2001      2002     2003    2004

   BEST QUARTER                                          WORST QUARTER
      16.16%                                                -17.57%
(DECEMBER 31, 2003)                                   (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                              PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                            YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------
Enterprise Equity Income Fund ...   Class Y                   19.10%      3.86%        5.61%
                                    Return  before  taxes
                                    Class Y                   18.23%      2.72%        4.27%
                                    Return after taxes
                                    on distributions
                                    Class Y                   12.70%      2.75%        4.21%
                                    Return after taxes
                                    on distributions and
                                    sale of Fund shares
S&P 500 Index(2) ................                             10.88%     (2.30)%       4.92%
S&P 500/Barra Value Index(3) ....                             15.68%      2.49%        6.01%


----------

(1) Inception date for Class Y shares is January 22, 1998. Performance reflects average annual returns from January 22, 1998 to December 31, 2004.

(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. Effective May 3, 2004, this index replaced the S&P Barra Value Index as the Fund's broad-based index as it more appropriately reflects the Fund's broad based market.


(3) This unmanaged broad-based index is comprised of S&P companies with low price to book ratios. An index does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.42%
                                                                                           -----
Total Annual Fund Operating Expenses ...................................................    1.17%
Less Expense Reimbursement(3) ..........................................................   (0.12%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    1.05%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $107      $360      $632     $1,410
If you do not redeem your shares:
Class Y ..............................................    $107      $360      $632     $1,410

                             ENTERPRISE GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS U.S. common stocks of large capitalization companies

FUND MANAGER Montag & Caldwell, Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow but do not need to receive income on their investment


INVESTMENT STRATEGIES Under normal circumstances, the Growth Fund invests primarily in equity securities of U.S. large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The strategy employed by the Fund Manager combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS As a result of investing primarily in U.S. common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

                                 [BAR CHART]


          32.40   32.09   22.52   (7.49)   (12.94)   (22.97)   16.82   4.23
           1997    1998    1999    2000      2001      2002     2003   2004


   BEST QUARTER                                           WORST QUARTER
      27.52%                                                 -15.50%
(DECEMBER 31, 1998)                                      (MARCH 31, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                           PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                         YEAR       YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------
Enterprise Growth Fund           Class Y                    4.23%     (5.45)%       7.78%
                                 Return  before  taxes
                                 Class Y                    4.23%     (5.81)%       7.01%
                                 Return after taxes
                                 on distributions
                                 Class Y                    2.75%     (4.60)%       6.58%
                                 Return after taxes
                                 on distributions and
                                 sale of Fund shares
S&P 500 Index(2)                                           10.88%     (2.30)%       9.14%


----------


(1) Inception date for Class Y shares is August 8, 1996. Performance reflects average annual returns from August 8, 1996 to December 31, 2004.



(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.35%
                                                                                            ----
Total Annual Fund Operating Expenses ...................................................    1.10%
Less Expense Reimbursement(3) ..........................................................      --%
                                                                                            ----
Net Annual Fund Operating Expenses .....................................................    1.10%
                                                                                            ====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.15%. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $112      $350      $606     $1,340
If you do not redeem your shares:
Class Y ..............................................    $112      $350      $606     $1,340

                        ENTERPRISE GROWTH AND INCOME FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return through capital appreciation with income as a secondary consideration

PRINCIPAL INVESTMENTS Broadly diversified group of U.S. common stocks

FUND MANAGER UBS Global Asset Management (Americas) Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving dividend income


INVESTMENT STRATEGIES Under normal circumstances, the Growth and Income Fund invests primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and secondly, income. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The Fund also may invest in equity securities of small- and mid-capitalization companies. In seeking income, the Fund generally invests in stocks of dividend-paying companies. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock.


In selecting securities, the Fund Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Fund Manager's assessment of what a security is worth. The Fund Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Fund Manager based its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Fund Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in U.S. common stocks. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. The Fund's investment in small and intermediate capitalization stocks may be more volatile than investments in larger companies. Such securities may be less liquid than others, and this could make it difficult to sell a security at the time and price desired.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]



36.19  24.44  27.65  17.08  33.59  0.44  (13.90)  (26.36)  27.33   13.37
 1995   1996   1997   1998   1999  2000    2001     2002    2003    2004



   BEST QUARTER                                              WORST QUARTER
      19.50%                                                    -19.21%
(DECEMBER 31, 1998)                                       (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                 PAST ONE   PAST FIVE   PAST TEN
DECEMBER 31, 2004)                                               YEAR       YEARS       YEARS
----------------------------------------------------------------------------------------------
Enterprise Growth and Income Fund ...   Class Y                  13.37%     (1.67)%     12.02%
                                        Return before taxes
                                        Class Y                  13.37%     (1.72)%     11.64%
                                        Return after taxes
                                        on distributions
                                        Class Y                   8.69%     (1.44)%     10.55%
                                        Return after taxes
                                        on distributions and
                                        sale of Fund shares
S&P 500 Index(1) ....................                            10.88%     (2.30)%     12.07%
Wilshire 5000 Equity Index(2) .......                            11.17%     (2.19)%       N/A

(1) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower. One cannot invest directly in an index.
(2) The Wilshire 5000 Equity Index includes all New York Stock Exchange ("NYSE") and American Stock Exchange issues and the most active over-the-counter issues ("NASDAQ"). The index is Market Value Weighted and represents the total dollar value of all 5000 stocks. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................   None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...   None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............   None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................   2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.75%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.52%
                                                                                           -----
Total Annual Operating Expenses ........................................................    1.27%
Less Expense Reimbursement(3)...........................................................   (0.22%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    1.05%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y ..............................................    $107      $381      $676     $1,515

IF YOU DO NOT REDEEM YOUR SHARES:
Class Y ..............................................    $107      $381      $676     $1,515

                      ENTERPRISE INTERNATIONAL GROWTH FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS Non-U.S. based equity securities

FUND MANAGER SSgA Funds Management, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who are willing to accept the increased risk of international investing for the possibility of higher returns


INVESTMENT STRATEGIES The International Growth Fund normally invests at least 80% of its net assets in equity securities of foreign companies that the Fund Manager believes are undervalued. Foreign companies include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The Fund does not limit its investments to issuers within a specific market capitalization range, but generally invests in large capitalization companies (i.e. those with market capitalization in excess of $10 billion at the time of investment). The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager uses an approach that involves bottom-up stock selection. The Fund Manager diversifies investments among European, Australasian and Far East ("EAFE") markets identifying and investing in those companies domiciled outside of the United States that the Fund Manager believes have and will maintain a strategic competitive advantage versus their peers over the long term. These companies tend to be highly capitalized "blue chip" names and have established success relative to their global peers in sustained profitability. The Fund also may invest in U.S. securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in common stocks or ADRs of foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

     12.86   5.21   14.73   40.39   (19.53)   (29.93)   (19.46)    30.51   5.23
      1996   1997    1998    1999      2000      2001      2002     2003   2004

   BEST QUARTER                                              WORST QUARTER
      31.27%                                                    -27.82%
(DECEMBER 31, 1999)                                       (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                    PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                  YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------
Enterprise International Growth Fund ...   Class Y                  5.23%    (9.01)%     3.26%
                                           Return before taxes
                                           Class Y                  5.18%    (9.19)%     2.08%
                                           Return after taxes
                                           on distributions
                                           Class Y                  3.40%    (7.46)%     2.25%
                                           Return after taxes
                                           on distributions and
                                           sale of Fund shares
MSCI EAFE Index(2) .....................                           20.25%    (1.13)%     5.01%

----------


(1) Inception date for Class Y shares is July 5, 1995. Fund performance reflects average annual returns from July 5, 1995 to December 31, 2004. Performance for the MSCI EAFE Index reflects the average annual returns from July 31, 1995 to December 31, 2004.

(2) The Morgan Stanley Capital International Europe, Australasia and the Far East Index ("MSCI EAFE") is an unmanaged index composed of the stocks of approximately 1,005 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and excludes management fees and expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                           CLASS Y
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..........................................................   None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ....   None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...............   None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ...................   2.00%
Account Fee .............................................................................     *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                    CLASS Y
---------------------------------------------------------------------------------------------------
Investment Advisory Fees ................................................................    0.85%
Distribution and Service (12b-1) Fees ...................................................    None
Other Expenses ..........................................................................    0.58%
                                                                                            -----
Total Annual Operating Expenses .........................................................    1.43%
Less Expense Reimbursement(3)............................................................   (0.03)%
                                                                                            -----
Net Annual Fund Operating Expenses ......................................................    1.40%
                                                                                            =====



(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If You Redeem Your Shares At the End of the Period:
Class Y ..............................................    $143      $449      $779     $1,710
If You Do Not Redeem Your Shares:
Class Y ..............................................    $143      $449      $779     $1,710

                    ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS Common stocks of domestic and foreign financial services companies

FUND MANAGER Sanford C. Bernstein & Co., LLC

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income; want investment in the global financial services sector; and are willing to accept the increased risk of international investing for the possibility of higher returns


INVESTMENT STRATEGIES The Global Financial Services Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of domestic and foreign financial services companies. The Fund considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. Under normal circumtances, the Fund will invest a significant portion of its assets in the securities of companies located outside the U.S. The Fund does not limit its investments to issuers within a specific market capitalization range. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests in common stocks of domestic and foreign companies. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Emerging market securities may be even more susceptible to these risks. Because the Fund concentrates in a single industry sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Fund holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share and price competition. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

     (4.51)   22.39   (7.89)   (8.80)   38.67   21.01
      1999     2000    2001     2002     2003    2004

BEST QUARTER                                                 WORST QUARTER
   24.43%                                                        -23.67%
(JUNE 30, 2003)                                          (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                       YEAR       YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
Enterprise Global Financial Services Fund ...   Class Y                21.01%     11.52%      11.67%
                                                Return before taxes
                                                Class Y                18.66%     10.23%      10.41%
                                                Return after taxes
                                                on distributions
                                                Class Y                13.83%      9.28%       9.47%
                                                Return after taxes
                                                on distributions and
                                                sale of Fund shares
MSCI World Index(2) .........................                          14.72%     (2.45)%      4.75%

----------
(1) Inception for Class Y shares is October 1, 1998. Performance reflects the average annual return from October 1, 1998 to December 31, 2004 for the Fund. Performance for the MSCI World Index reflects the average annual return from September 30, 1998 to December 31, 2004.


(2) The Morgan Stanley Capital International World Index ("MSCI World Index") is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES) CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.85%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.62%
                                                                                           -----
Total Annual Operating Expenses ........................................................    1.47%
Less Expense Reimbursement(3)...........................................................   (0.17%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    1.30%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If You Redeem Your Shares At the End of the Period:
Class Y ..............................................    $132      $448      $787     $1,743
If You Do Not Redeem Your Shares:
Class Y ..............................................    $132      $448      $787     $1,743

                   ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return

PRINCIPAL INVESTMENTS Equity securities of companies located in countries that are included in the MSCI World Index that meet the Fund's social and investment criteria

FUND MANAGER Rockefeller & Co., Inc.


WHO MAY WANT TO INVEST Investors who want to make socially responsible investments and want the value of their investment to grow

INVESTMENT STRATEGIES Under normal circumstances, the Global Socially Responsive Fund invests in equity securities of companies that the Fund Manager believes are socially responsive and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes provide opportunities for capital growth and income. The Fund does not limit its investments to issuers within a specific market capitalization range. Under normal circumstances, the Fund will invest a significant portion of its assets in the securities of companies located outside the U.S.

The term "responsive" is used to distinguish between absolute and relative standards of corporate social responsibility. The Fund Manager believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the Fund Manager actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, products and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsive investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine these social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own growth and/or value stocks depending on their relative attractiveness. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.



PRINCIPAL RISKS The Fund invests primarily in common stocks located in countries that are included in the MSCI World Index. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. competitors. In addition, information regarding foreign companies may not be as readily available as information for U.S. companies. Therefore, it may be difficult to determine whether foreign companies meet the same social criteria as U.S. companies. The Fund may be restricted by its focus on socially responsive investing and therefore, the investments that the Fund Manager selects may underperform other investments or the stock markets generally.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

                        (10.28)   (17.96)   26.92  12.40
                          2001      2002     2003   2004

  BEST QUARTER                                               WORST QUARTER
     14.18%                                                     -17.22%
(DECEMBER 31, 2003)                                      (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                         PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                       YEAR     INCEPTION(1)
----------------------------------------------------------------------------------------------
Enterprise Global Socially Responsive Fund ...   Class Y               12.40%      0.58%
                                                 Return before taxes
                                                 Class Y               12.14%      0.50%
                                                 Return after taxes
                                                 on distributions
                                                 Class Y                8.06%      0.45%
                                                 Return after taxes
                                                 on distributions
                                                 and sale of Fund
                                                 shares
MSCI World Index(2) ..........................                         14.72%     (1.09)%

----------

(1) Inception for Class Y shares is September 29, 2000. Performance reflects average annual returns from September 29, 2000 to December 31, 2004.


(2) The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.


FEES AND EXPENSES


The table below describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................   None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...   None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............   None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................   2.00%
Account Fee ............................................................................     *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.90%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    1.18%
                                                                                           -----
Total Annual Fund Operating Expenses ...................................................    2.08%
Less Expense Reimbursement(3)..........................................................    (0.78%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    1.30%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
IF YOU REDEEM YOUR SHARES AT THE END OF THE PERIOD:
Class Y ..............................................    $132      $576     $1,047    $2,348

IF YOU DO NOT REDEEM YOUR SHARES:
Class Y ..............................................    $132      $576     $1,047    $2,348

                    ENTERPRISE MERGERS AND ACQUISITIONS FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Capital appreciation

PRINCIPAL INVESTMENTS Domestic equity securities

FUND MANAGER GAMCO Investors, Inc.

WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and want to diversify their overall portfolio with an investment in a specialty fund that invests in companies that could be subject to a takeover


INVESTMENT STRATEGIES Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months. The Fund also may engage in arbitrage transactions by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Fund Manager believes will further the Fund's investment objective, such as preferred stocks, warrants and securities convertible into common stock. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. At times, the stock of the acquiring company may also be purchased or shorted. The Fund Manager may invest in small-, mid- and large capitalization stocks and generally invests in securities of U.S. companies. The Fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain. It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the Fund will have a portfolio turnover rate of 150% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS Because the Fund invests primarily in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Fund. Moreover, because the Fund can invest in small, mid and large-capitalization companies, it is riskier than funds that invest in only large-capitalization companies since small and mid-capitalization companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. The Fund is subject to the risk that the potential private market value of the Fund's stocks will not be realized or that certain of the transactions to which some of the Fund's investments are a part may not be completed, or may be renegotiated or terminated, which may result in losses to the Fund. The investment policies of the Fund may lead to a higher portfolio turnover rate that could increase the Fund's expenses, generate more tangible short-term gains for shareholders and could negatively impact the Fund's performance. The Fund is non-diversified and may invest more of its assets in the securities of a single issuer. This increases the Fund's risk because developments affecting an individual issuer have a greater impact on the Fund's performance. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]


                    (2.87)   16.06   6.82
                     2002     2003   2004


 BEST QUARTER                                                 WORST QUARTER
    7.30%                                                        -4.92%
(JUNE 30, 2003)                                           (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                       PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                     YEAR     INCEPTION(1)
--------------------------------------------------------------------------------------------
Enterprise Mergers and Acquisitions Fund ...   Class Y                  6.82%       5.64%
                                               Return before taxes
                                               Class Y                  5.69%       5.02%
                                               Return after taxes
                                               on distributions
                                               Class Y                  4.53%       4.48%
                                               Return after taxes
                                               on distributions
                                               and sale of Fund
                                               shares
S&P 500 Index(2) ...........................                           10.88%       1.05%


----------


(1) Inception date for Class Y shares is February 28, 2001. Performance reflects average annual returns from February 28, 2001 to December 31, 2004.


(2) The S&P Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.90%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.39%
                                                                                            ----
Annual Fund Operating Expenses .........................................................    1.29%
Less Expense Reimbursement(3) ..........................................................      --%
                                                                                            ----
Net Annual Fund Operating Expenses .....................................................    1.29%
                                                                                            ====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.45%. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If You Redeem Your Shares At the End of the Period:
Class Y ..............................................   $131       $409     $708     $1,556
If You Do Not Redeem Your Shares:
Class Y ..............................................   $131       $409     $708     $1,556

                           ENTERPRISE TECHNOLOGY FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Long-term capital appreciation

PRINCIPAL INVESTMENTS Equity securities, including common stocks, preferred stocks, warrants and other securities convertible into common stock, issued by domestic and foreign companies primarily engaged in technology-related activities

FUND MANAGER Fred Alger Management, Inc.


WHO MAY WANT TO INVEST Investors who want an increase in the value of their investment without regard to income and who want to diversify their overall portfolio with a concentrated investment in a diversified portfolio of domestic and foreign companies in the major subsectors of the technology sector, including firms in the computer, communications, video, electronics, office and factory automation and robotics sectors as well as Internet, intranet and other e-commerce enterprises. The Fund may be appropriate for investors who are looking to invest over the long term, who are able to ride out market swings, and who are looking to invest in a diversified stock portfolio focused on a particular stock market segment. The Fund alone cannot provide a balanced investment program.


INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/ profitability and brand image via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.


PRINCIPAL RISKS The Fund may invest in common stocks. As a result, the Fund is subject to the risk that the stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Because the Fund concentrates in a single industry sector, its performance is largely dependent on this sector's performance which may differ from that of the overall stock market. Both foreign and domestic technology-related companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries. Some technology-related companies are subject to severe market share and price competition. The stocks of small or medium-sized companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small company stocks typically are traded in lower volume, and their issuers are subject to greater degrees of changes in their earnings and prospects. Investments in initial public offerings may result in increased transactions costs and expenses, distributions and the realization of short-term capital gains. In addition, investments in foreign markets may be more volatile and less liquid than investments in U.S. markets because there is less public information available about foreign companies. Diplomatic, political or economic developments may cause foreign investments to lose money. A Fund that invests in foreign securities denominated in foreign currencies may also be subject to currency risk. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting or financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. Additional restrictions may be imposed under emergency conditions. The Fund may suffer a loss from its use of options, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares for the past year.

                                   [BAR CHART]


          (50.84)  (33.65)  (48.02)  77.51  (0.52)
          2000       2001     2002    2003   2004


BEST QUARTER(1)                                                 WORST QUARTER
     32.52%                                                        -47.30%
(JUNE 30, 2003)                                              (DECEMBER 31, 2000)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                                 PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                               YEAR       YEARS     INCEPTION(2)
------------------------------------------------------------------------------------------------------------------
Enterprise Technology Fund(3) .......................   Class Y                 (0.52)%     (21.43)%     (0.68)%
                                                        Return before taxes
                                                        Class Y                 (0.52)%     (21.45)%     (0.78)%
                                                        Return after taxes
                                                        on distributions
                                                        Class Y                 (0.34)%     (16.56)%     (0.58)%
                                                        Return after taxes
                                                        on distributions and
                                                        sale of Fund shares
S&P 500 Index(4) ....................................                           10.88%      (2.30)%      (0.87)%


----------

(1) The best quarter since inception was 75.46% for the quarter ending December 31, 1999.
(2) Inception for Class Y shares is July 1, 1999. Performance reflects the average annual return from July 1, 1999 to December 31, 2004.


(3) A portion of the Fund's returns is attributable to its investment in IPOs. There is no guarantee that the Fund will experience substantially similar performance by investing in IPOs.


(4) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


The table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                            CLASS Y
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..........................................................     None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ....     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...............     None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ...................     2.00%
Account Fee .............................................................................       *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                     CLASS Y
----------------------------------------------------------------------------------------------------
Investment Advisory Fees ................................................................     1.00%
Distribution and Service (12b-1) Fees ...................................................     None
Other Expenses ..........................................................................     0.77%
                                                                                             -----
Total Annual Fund Operating Expenses ....................................................     1.77%
Less Expense Reimbursement(3) ...........................................................    (0.32%)
                                                                                             -----
Net Annual Fund Operating Expenses ......................................................     1.45%
                                                                                             =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If You Redeem Your Shares At the End of the Period:
Class Y ..............................................    $148      $526     $929     $2,057
If You Do Not Redeem Your Shares:
Class Y ..............................................    $148      $526     $929     $2,057

                            ENTERPRISE MANAGED FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Growth of capital over time


PRINCIPAL INVESTMENTS Common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessment of relative investment values


FUND MANAGER Wellington Management Company, LLP

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow while maintaining exposure to fixed income securities but do not need to receive income on their investment


INVESTMENT STRATEGIES The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 65% of Fund assets will be invested in equity securities, 30% of Fund assets will be invested in fixed income securities and 5% of Fund assets will be invested in cash and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of Fund assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market.


The Fund's equity investments will be primarily large capitalization companies; however, the Fund may invest in companies of any size. The strategy for the equity portion of the Fund is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

While the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities and mortgage backed securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests in both common stocks and debt securities. As a result, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger companies. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money. The value of the U.S. dollar may rise, causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts. In addition, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to factors affecting the issuer and economic or political events, increasing the risk that the issuer may default on payments of interest or principal. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class Y Shares from year to year.

                                   [BAR CHART]


     22.63   21.60   7.20   7.94   0.83   (11.36)  (21.55)  20.91   8.73
      1996    1997   1998   1999   2000     2001     2002    2003   2004


  BEST QUARTER                                                  WORST QUARTER
     13.55%                                                        -16.38%
(JUNE 30, 1997)                                             (SEPTEMBER 30, 2001)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                    PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                  YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
Enterprise Managed Fund .................   Class Y                  8.73%     (1.62)%      6.05%
                                            Return before taxes
                                            Class Y                  8.25%     (2.34)%      4.87%
                                            Return after taxes
                                            on distributions
                                            Class Y                  5.67%     (1.62)%      4.78%
                                            Return after taxes
                                            on distributions
                                            and sale of Fund
                                            shares
S&P 500 Index(2) ........................                           10.88%     (2.30)%     10.54%

----------


(1) Inception date for Class Y shares is July 5, 1995. Performance reflects average annual returns from July 5, 1995 to December 31, 2004.


(2) This unmanaged broad-based index includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes management fees and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                            CLASS Y
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..........................................................     None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ....     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...............     None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ...................     2.00%
Account Fee .............................................................................       *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES) CLASS Y
---------------------------------------------------------------------------------------------------
Investment Advisory Fees ................................................................     0.75%
Distribution and Service (12b-1) Fees ...................................................     None
Other Expenses ..........................................................................     0.56%
                                                                                             -----
Total Annual Fund Operating Expenses ....................................................     1.31%
Less Expense Reimbursement(3)............................................................    (0.31%)
                                                                                             -----
Net Annual Operating Expenses ...........................................................     1.00%
                                                                                             =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
If You Redeem Your Shares At the End of the Period:
Class Y ................................................    $102      $385      $688     $1,552
If You Do Not Redeem Your Shares:
Class Y ................................................    $102      $385      $688     $1,552

                      ENTERPRISE STRATEGIC ALLOCATION FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return, consisting of long-term capital appreciation and current income

PRINCIPAL INVESTMENTS Domestic equity securities and U.S. Treasury notes and bills

FUND MANAGER UBS Global Asset Management (US) Inc.

WHO MAY WANT TO INVEST Investors who want the value of their investment to grow with the potential of receiving income

INVESTMENT STRATEGIES The Fund Manager allocates the Fund's assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion that consists of five-year U.S. Treasury notes with remaining maturities of approximately five years or U.S. Treasury bills with remaining maturities of approximately 30 days. From time to time, the Fund Manager reallocates the Fund's assets in accordance with the recommendations of its Strategic Allocation Model. The stock portion of the Fund is designed to track the S&P 500 Index and is given greater weight, based on the Model, in periods of anticipated strong market performance than in weak periods, reallocating assets to U.S. Treasury notes or bills when a potential bear market or a prolonged market downturn is projected. The Model can recommend stock allocations of 95%, 70%, 45%, 20% or 0%. The Model employs a price to intrinsic value analysis in deciding whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Fund Manager may, but is not required to, use options and futures to adjust the Fund's exposure to different asset classes or to maintain exposure to stocks and U.S. Treasury notes while maintaining a balance in cash for Fund management purposes. The Fund Manager may also use these instruments to reduce the risk of adverse price movements when investing Fund inflows to facilitate trading and to reduce transaction costs. The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS Because the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a risk of investing in the Fund. As for the Fund's fixed income investments, there is the risk that their value will generally fall as interest rates rise. The Fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. However, the Fund's performance generally will not be identical to the Index because of the allocation between the stock portion and fixed income portion, as well as because of fees and expenses that the Fund bears, and daily purchases and redemptions of Fund shares. The Strategic Allocation Model involves the risk that it may not correctly predict the times to shift the Fund's assets from one type of investment to another or that the Fund Manager may incorrectly time the implementation of a shift in allocation. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal invested. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares for the last year.

                                   [BAR CHART]


                        (21,63)  25.72   9.34
                         2002     2003   2004


  BEST QUARTER                                                  WORST QUARTER
     14.38%                                                        -16.48%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 2002)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                        PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                      YEAR     INCEPTION(1)
---------------------------------------------------------------------------------------------
Enterprise Strategic Allocation Fund ........   Class Y                  9.34%       2.84%
                                                Return before taxes
                                                Class Y                  8.96%       2.67%
                                                Return after taxes
                                                on distributions
                                                Class Y                  6.09%       2.33%
                                                Return after taxes
                                                on distributions
                                                and sale of Fund
                                                shares
S&P 500 Index(2) ............................                           10.88%       3.76%


----------


(1) Inception date for Class Y shares is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2004.


(2) The S&P 500 is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries in the U.S. economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                           CLASS Y
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..........................................................     None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ....     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...............     None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ...................     2.00%
Account Fee .............................................................................        *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES) CLASS Y
---------------------------------------------------------------------------------------------------
Investment Advisory Fees ................................................................     0.75%
Distribution and Service (12b-1) Fees ...................................................     None
Other Expenses(3) .......................................................................     0.66%
                                                                                             -----
Total Annual Fund Operating Expenses ....................................................     1.41%
Less Expense Reimbursement(4) ...........................................................    (0.36%)
                                                                                             -----
Net Annual Fund Operating Expenses ......................................................     1.05%
                                                                                             =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3)  Based on estimated annual amounts.

(4) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------------
If You Redeem Your Shares At the End of the Period:
Class Y ................................................    $107      $411      $737     $1,660
If You Do Not Redeem Your Shares:
Class Y ................................................    $107      $411      $737     $1,660

                      ENTERPRISE GOVERNMENT SECURITIES FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Current income and safety of principal

PRINCIPAL INVESTMENTS Securities that are obligations of the U.S. Government, its agencies or instrumentalities

FUND MANAGER TCW Investment Management Company

WHO MAY WANT TO INVEST Conservative investors who want to receive income from their investment


INVESTMENT STRATEGIES The Government Securities Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. Securities issued by agencies and instrumentalities of the U.S. Government include those issued by the Government National Mortgage Association ("GNMA Certificates"), Fannie Mae and Freddie Mac. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. GNMA Certificates are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury. The Fund may invest primarily in mortgage-backed securities, and may, to a limited extent, invest in collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund Manager actively manages the Fund's duration based on the Fund Manager's view of the market and interest rates. The Fund may invest in securities of any maturity. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Government Securities Fund invests primarily in U.S. Government debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. To the extent that the Fund invests in mortgage-backed securities, it is subject to additional risk. A mortgage-backed security pools all interest and principal payments from the underlying mortgages and pays it to the security's owner. The mortgages underlying mortgage-backed securities may mature or be paid off before the stated maturity date. This has a number of drawbacks for general U.S. Government Obligations. First, the Fund may have a lower return than initially calculated in the event of prepayments. A prepayment does not cause a loss of principal, only of income. Second, the monthly income payments to the Fund may fluctuate. Third, the Fund cannot predict the maturity of its investment with certainty. Fourth, the Fund would invest any resulting proceeds in other securities, generally at the then prevailing lower interest rate. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares for the past year.

                                   [BAR CHART]

                 7.30   1.04   11.28   8.07   9.37   2.59   4.39
                 1998   1999    2000   2001   2002   2003   2004

    BEST QUARTER                                                  WORST QUARTER
        4.83%                                                         -1.85%
(SEPTEMBER 30, 2001)                                             (JUNE 30, 2004)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                            PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                          YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
Enterprise Government Securities Fund ...........   Class Y                 4.39%       7.09%        6.40%
                                                    Return before taxes
                                                    Class Y                 2.95%       5.11%        4.25%
                                                    Return after taxes
                                                    on distributions
                                                    Class Y                 2.83%       4.85%        4.13%
                                                    Return after taxes
                                                    on distributions
                                                    and sale of Fund
                                                    shares
Lehman Brothers Intermediate Government Bond
Index(2) ........................................                           2.33%       6.57%        6.09%

----------

(1) Inception date for Class Y shares is July 17, 1997. Performance reflects average annual returns from July 17, 1997 to December 31, 2004.


(2) This is an unmanaged broad-based index that includes all issues with maturities of one to 9.99 years contained in the Lehman Brothers Government Bond Index (this index includes all publicly held U.S. Treasury debt or any governmental agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. government with a minimum maturity of one year and minimum outstanding par amount of $1 million) and is constructed the same way. Average weighted maturity is approximately four years. The index excludes transaction and holding charges. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                             CLASS Y
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ...........................................................     None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) .....     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ................     None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ....................     2.00%
Account Fee ..............................................................................        *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                      CLASS Y
-----------------------------------------------------------------------------------------------------
Investment Advisory Fees .................................................................     0.60%
Distribution and Service (12b-1) Fees ....................................................     None
Other Expenses ...........................................................................     0.47%
                                                                                              -----
Total Annual Operating Expenses ..........................................................     1.07%
Less Expense Reimbursement(3) ............................................................    (0.27%)
                                                                                              -----
Net Annual Fund Operating Expenses .......................................................     0.80%
                                                                                              =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ...............................................     $82      $314      $564     $1,281
If you do not redeem your shares:
Class Y ...............................................     $82      $314      $564     $1,281

                         ENTERPRISE HIGH-YIELD BOND FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Maximum current income

PRINCIPAL INVESTMENTS Debt securities rated below investment grade, which are commonly known as "junk bonds"

FUND MANAGER Caywood-Scholl Capital Management

WHO MAY WANT TO INVEST Income-oriented investors who are willing to accept increased risk for the possibility of greater returns through high-yield bond investing


INVESTMENT STRATEGIES The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's Investors Service, Inc. ("Moody's") or B- to BB+ by Standard & Poor's Corporation ("S&P"), or determined by the Fund Manager to be of comparable quality, which are commonly known as "junk bonds." The Fund Manager applies a rigorous research process before selecting bonds for investment. The investment process begins by analyzing the economic environment and interest rate trends to identify favorably situated industries. Those companies which can benefit from an improved industry outlook are emphasized and those with unfavorable industry trends are avoided, with a preference to invest in economically non-cyclical industries. Once industry preferences are determined, the Fund Manager performs extensive credit research on their universe of higher quality high-yield bonds. The Fund generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has the discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S & P;
(2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund Manager may invest the Fund's assets in securities of any maturity and actively monitors the Fund's duration based on the Fund Manager's view of the market and interest rates. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund invests primarily in fixed income securities. As a result, the Fund is subject to the risk that the prices of the debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. A high-yield bond's market price may fluctuate more than higher quality securities and may decline significantly. High-yield bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Fund to dispose of high-yield bonds or to determine their value. High-yield bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower-yielding security. If this occurs, it may result in a decreased return or current yield for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risk. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

                2.57   4.30   (2.52)  6.32   0.29   20.41   9.20
                1998   1999    2000   2001   2002    2003   2004

 BEST QUARTER                                                   WORST QUARTER
     7.01%                                                         -5.72%
(JUNE 30, 2003)                                             (SEPTEMBER 30, 1998)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                       PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                                     YEAR       YEARS     INCEPTION(1)
--------------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Fund ............   Class Y                  9.20%      6.45%        5.97%
                                               Return before taxes
                                               Class Y                  6.65%      3.25%        2.62%
                                               Return after taxes
                                               on distributions
                                               Class Y                  5.90%      3.46%        2.93%
                                               Return after taxes
                                               on distributions
                                               and sale of Fund
                                               shares
Lehman Brothers Corporate High Yield
Index(2) ...................................                           11.13%      6.97%        5.76%

----------
(1) Inception date for Class Y shares is July 25, 1997. Performance reflects average annual returns from July 25, 1997 to December 31, 2004.


(2) This is an unmanaged index that includes the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144As are also included. The index includes both corporate and non-corporate sectors. The index excludes transaction or holding charges. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index. This index replaces the Lehman Brothers High Yield BA Bond Index (previously known as the Lehman Brothers High Yield BB Bond Index) as the Fund's broad-based index as it more appropriately reflects the Fund's broad-based market.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                            CLASS Y
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..........................................................     None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ....     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...............     None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ...................     2.00%
Account Fee .............................................................................       *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                     CLASS Y
----------------------------------------------------------------------------------------------------
Investment Advisory Fees ................................................................     0.58%
Distribution and Service (12b-1) Fees ...................................................     None
Other Expenses ..........................................................................     0.35%
                                                                                             -----
Total Annual Operating Expenses .........................................................     0.93%
Less Expense Reimbursement(3) ...........................................................    (0.08%)
                                                                                             -----
Net Annual Fund Operating Expenses ......................................................     0.85%
                                                                                             =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
If you redeem your shares at the end of the period:
Class Y .....................................................     $87      $288      $507     $1,136
If you do not redeem your shares:
Class Y .....................................................     $87      $288      $507     $1,136

                       ENTERPRISE SHORT DURATION BOND FUND
[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Current income with reduced volatility of principal


PRINCIPAL INVESTMENTS Investment grade fixed income securities of U.S. issuers.

FUND MANAGER Boston Advisors, Inc.

WHO MAY WANT TO INVEST Investors seeking current income consistent with preservation of capital through investment in investment grade fixed income securities

INVESTMENT STRATEGIES The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. These securities include U.S. Government bonds and notes, corporate bonds, municipal bonds, foreign debt securities, convertible securities, preferred stocks, asset-backed securities and mortgage related securities. To help maintain a high level of share price stability, the Fund seeks to keep the average duration of the overall portfolio between one year and three years. The Fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Fund will range from one to four years. The Fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Fund's exposure to investment risks. The Fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest only in investment grade fixed income securities and seeks to maintain a minimum average credit quality rating of "A" by Moody's or S&P in its portfolio. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, including collateral received for securities lent.


PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table on the next page illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares for the past year.

                                   [BAR CHART]

                              3.28   1.80
                              2003   2004

  BEST QUARTER                                                    WORST QUARTER
      1.24%                                                           -0.43%
(JUNE 30, 2003)                                                  (JUNE 30, 2004)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                            PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                                          YEAR     INCEPTION(1)
-------------------------------------------------------------------------------------------------
Enterprise Short Duration Bond Fund .............   Class Y                 1.80%        2.60%
                                                    Return before taxes
                                                    Class Y                 0.81%        1.64%
                                                    Return after taxes
                                                    on distributions
                                                    Class Y                 1.16%        1.66%
                                                    Return after taxes
                                                    on distributions
                                                    and sale of Fund
                                                    shares
Lehman Brothers 1-3 Year Government Credit
Index(2) ........................................                           1.30%        2.50%

----------
(1) Inception date for Class Y shares is November 29, 2002. Performance reflects average annual returns from November 29, 2002 to December 31, 2004.


(2) The Lehman Brothers 1-3 Year Government Credit Index is a subset of the Lehman Brothers Government Credit Index. It includes all government and investment grade corporate bonds with maturities of one to three years. It includes reinvested interest and does not include any management fees or expenses. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                            CLASS Y
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) ..........................................................     None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ....     None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ...............     None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ...................     2.00%
Account Fee .............................................................................       *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                     CLASS Y
----------------------------------------------------------------------------------------------------
Investment Advisory Fees ................................................................     0.45%
Distribution and Service (12b-1) Fees ...................................................     None
Other Expenses ..........................................................................     0.51%
                                                                                             -----
Total Annual Operating Expenses .........................................................     0.96%
Less Expense Reimbursement(3) ...........................................................    (0.31%)
                                                                                             -----
Net Annual Fund Operating Expenses ......................................................     0.65%
                                                                                             =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be assessed and retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
If you redeem your shares at the end of the period:
Class Y ..................................................     $66      $275      $501     $1,150
If you do not redeem your shares:
Class Y ..................................................     $66      $275      $501     $1,150

                        ENTERPRISE TAX-EXEMPT INCOME FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE A high level of current income exempt from federal income tax, with consideration given to preservation of principal

PRINCIPAL INVESTMENTS A diversified portfolio of long-term investment grade municipal bonds

FUND MANAGER MBIA Capital Management Corp.

WHO MAY WANT TO INVEST Investors who want to receive tax-free current income and maintain the value of their investment


INVESTMENT STRATEGIES As a matter of fundamental policy, the Tax-Exempt Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in investments, the income from which is exempt from federal income tax. The issuers of these securities may be located in any state, territory or possession of the United States. In selecting investments for the Fund, the Fund Manager tries to limit risk as much as possible. The Fund generally invests in investment grade municipal securities (i.e., those securities rated BBB or better by S&P or Baa or better by Moody's or unrated securities of similar quality). The Fund Manager analyzes municipalities, their credit risk, market trends and investment cycles. The Fund Manager attempts to identify and invest in municipal issuers with improving credit and avoid those with deteriorating credit. While there are no maturity restrictions on the municipal securities in which the Fund invests, the average maturity is expected to range from 10 to 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and in some cases, utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, the Fund Manager may adopt a shorter weighted average maturity to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, the Fund Manager may adopt a longer weighted average maturity. The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government securities. The Fund will not invest more than 20% of its net assets in municipal securities, the interest on which is subject to the federal alternative minimum tax. The Fund may also use derivatives, including purchasing put and call options and writing covered put and call options on securities it may purchase. The Fund also may invest in mortgage-backed securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

PRINCIPAL RISKS The Fund invests primarily in long-term investment grade debt securities. As a result, the Fund is subject to the risk that the prices of debt securities will decline due to rising interest rates. This risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to economic or governmental events. In addition, an issuer may default or fail to make timely payments of principal or interest to the Fund. Some investment grade bonds may have speculative characteristics. Pending a proxy vote, the Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares for the past year.

                                   [BAR CHART]

        (2.32)  11.15   3.56   9.66   4.83   3.71
         1999    2000   2001   2002   2003   2004

    BEST QUARTER                                                  WORST QUARTER
        5.11%                                                         -2.73%
(SEPTEMBER 30, 2002)                                             (JUNE 30, 2004)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

-------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                                PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                                              YEAR       YEARS     INCEPTION(1)
-------------------------------------------------------------------------------------------------
Enterprise Tax-Exempt Income Fund ...   Class Y
                                        Return before taxes   3.71%      6.53%       5.03%
                                        Class Y
                                        Return after taxes
                                        on distributions      3.67%      6.49%       4.88%
                                        Class Y
                                        Return after taxes
                                        on distributions
                                        and sale of Fund
                                        shares                3.83%      6.24%       4.86%
Lehman Brothers Municipal Bond
Index(2) ............................                         4.48%      7.20%       5.56%

----------
(1) Inception date for Class Y shares is November 17, 1998. Fund performance reflects average annual returns from November 17, 1998 to December 31, 2004. Performance for Lehman Brothers Municipal Bond Index reflects average annual retuns from November 30, 1998 to December 31, 2004.


(2) This is an unmanaged index that is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. This index is frequently used as a general measure of tax-exempt bond market performance. An index does not have an investment advisor and does not pay commissions and expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table on the next page describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.50%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.37%
                                                                                           -----
Total Annual Operating Expenses ........................................................    0.87%
Less Expense Reimbursement(3) ..........................................................   (0.22%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    0.65%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................     $66      $256      $461     $1,052
If you do not redeem your shares:
Class Y ..............................................     $66      $256      $461     $1,052

                          ENTERPRISE TOTAL RETURN FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE Total return

PRINCIPAL INVESTMENTS Fixed income securities

FUND MANAGER Pacific Investment Management Company, LLC

WHO MAY WANT TO INVEST Income oriented investors who also seek capital appreciation

INVESTMENT STRATEGIES The Total Return Fund invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as "junk bonds," rated CCC to BB by S&P, Caa to Ba by Moody's, or, if unrated, determined by the Fund Manager to be of comparable quality. Junk bonds may comprise no more than 20% of the Fund's total assets. In selecting fixed income securities, the Fund Manager will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Fund's performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Fund may invest in any of the components of the index. The "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Fund may invest up to 30% of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund Manager expects a high portfolio turnover rate of 100% or more. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS The Fund's fixed income instruments may fluctuate in value based upon changes in interest rates, market conditions and investor confidence. As interest rates rise, the value of the instruments will tend to decrease. This risk will be greater for long-term securities than for short-term securities. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also involve the risk of the Fund's losing more than the principal amount invested. Hedging strategies may not be successful in reducing the Fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk. Because the Fund may invest in high-yield securities, it may be subject to greater levels of interest rate, credit and liquidity risk. An economic downturn or period of rising interest rates could adversely affect the market for these securities. Because the Fund Manager expects a high portfolio turnover, the Fund is likely to generate more taxable short-term gains for shareholders. High portfolio turnover may increase trading costs, which could lower performance. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price.

PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The performance of different classes of shares will differ slightly due to differences in expenses.

This bar chart shows the performance of the Fund's Class Y shares for the past year. The bar chart does not reflect sales charges. If sales charges had been reflected, returns would be less than those shown below.

                                   [BAR CHART]

                               8.16   5.53   4.37
                               2002   2003   2004

    BEST QUARTER                                                WORST QUARTER
        3.18%                                                       -2.48%
(SEPTEMBER 30, 2002)                                           (JUNE 30, 2004)

The after-tax returns in the table are meant to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's return after taxes on distributions shows the effect of taxable dividends and capital gains distributions, but assumes that you still hold the Fund shares at the end of the period and do not have any taxable gain or loss on your investment in Fund shares. The Fund's return after taxes on distributions and sale of Fund shares shows the effect of taxable dividends and capital gains distributions, as well as any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                            PAST ONE   RETURN SINCE
DECEMBER 31, 2004)                                          YEAR     INCEPTION(1)
---------------------------------------------------------------------------------
Enterprise Total Return Fund ....   Class Y
                                    Return before taxes  4.37%       6.09%
                                    Class Y
                                    Return after taxes
                                    on distributions     2.82%       4.31%
                                    Class Y
                                    Return after taxes
                                    on distributions
                                    and sale of Fund
                                    shares               3.13%       4.17%
Lehman Brothers U.S. Universal
Index(2) ........................                        4.97%       6.44%

----------
(1) Inception date for Class Y shares is August 31, 2001. Performance reflects average annual returns from August 31, 2001 to December 31, 2004.
(2) The Lehman Brothers U.S. Universal Index consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar denominated Eurobonds, 144A's, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO's, convertible securities, perpetual notes, warrants, linked bonds, and structured products. An index does not have an investment advisor or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value) ..............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *
ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.65%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.52%
                                                                                           -----
Total Annual Operating Expenses ........................................................    1.17%
Less Expense Reimbursement(3) ..........................................................   (0.27%)
                                                                                           -----
Net Annual Fund Operating Expenses .....................................................    0.90%
                                                                                           =====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."
(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Annual Fund Operating Expenses. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."
* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................    $92       $345      $618     $1,396
If you do not redeem your shares:
Class Y ..............................................    $92       $345      $618     $1,396

                          ENTERPRISE MONEY MARKET FUND

[GRAPHIC]

FUND PROFILE

INVESTMENT OBJECTIVE The highest possible level of current income consistent with preservation of capital and liquidity

PRINCIPAL INVESTMENTS High quality, short-term debt securities, commonly known as money market instruments


FUND MANAGER J.P. Morgan Investment Management Inc.


WHO MAY WANT TO INVEST Investors who seek an income producing investment with an emphasis on preservation of capital


INVESTMENT STRATEGIES Under normal circumstances, the Money Market Fund invests only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The Fund's principal investments include bank obligations, commercial paper and corporate obligations. The Fund may also invest in repurchase securities based on these securities. The Fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months. The Fund Manager will actively manage the Fund's average maturity based on current interest rates and its outlook on the market.

PRINCIPAL RISKS Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund may not be able to maintain a stable share price at $1.00. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION

The bar chart and the performance table illustrate the volatility of an investment in the Fund and give some indication of the risks by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Class Y shares from year to year.

                                   [BAR CHART]

5.04        4.80         6.05         3.71         1.34         0.68        0.75
1998        1999         2000         2001         2002         2003        2004

    BEST QUARTER                                                  WORST QUARTER
       1.57%                                                          0.11%
(DECEMBER 31, 2000)                                             (MARCH 31, 2004)

---------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED                PAST ONE   PAST FIVE   RETURN SINCE
DECEMBER 31, 2004)                              YEAR       YEARS     INCEPTION(1)
---------------------------------------------------------------------------------
Enterprise Money Market Fund ....   Class Y     0.75%       2.48%        3.29%
Commercial Paper Rate 30 Day
Index(2) ........................               1.42%       2.80%        3.62%


----------
(1) Inception date for Class Y shares is July 17, 1997. Performance reflects average annual returns from July 17, 1997 to December 31, 2004.

(2) This rate describes the average of the most representative daily offering rate quoted by dealers for the week closest to the end of each month. The Prime Commercial Paper Index is an index of short-term, unsecured promissory notes. They usually are in denominations of $100,000, $250,000, $500,000 or $1 million and reach maturity 90 days from their time of issuance. An index does not have an investment advisor and does not pay commissions or expenses. One cannot invest directly in an index.

FEES AND EXPENSES


This table describes the shareholder fees that you may pay if you buy or hold shares of the Fund. Every mutual fund has operating expenses which may pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT IN THE FUND)                          CLASS Y
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)(1) .........................................................    None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) ...    None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)(2)............    None
Redemption Fee(2) (as a percentage of amount redeemed, if applicable) ..................    2.00%
Account Fee ............................................................................      *

ANNUAL FUND OPERATING EXPENSES (PAID INDIRECTLY IF YOU HOLD FUND SHARES)                   CLASS Y
--------------------------------------------------------------------------------------------------
Investment Advisory Fees ...............................................................    0.35%
Distribution and Service (12b-1) Fees ..................................................    None
Other Expenses .........................................................................    0.34%
                                                                                            ----
Total Annual Operating Expenses ........................................................    0.69%
Less Expense Reimbursement(3) ..........................................................      --%
                                                                                            ----
Net Annual Fund Operating Expenses .....................................................    0.69%
                                                                                            ====


----------


(1) This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.

(2) If you redeem or exchange shares of the Fund (excluding redemptions or exchanges from the Money Market Fund and redemptions representing shares purchased by the reinvestment of dividends or capital gains distributions) after holding them for one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged will be retained by the Fund for the benefit of the remaining shareholders. See "Restrictions on Buying, Selling and Exchanging Shares."

(3) Pursuant to a contract, the Advisors have agreed to make payments or waive their fees to limit the expenses of each Fund through February 28, 2006 ("Expense Limitation Agreement") so that the Total Annual Fund Operating Expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.70%. The Advisors may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Advisors may discontinue these arrangements at any time after February 28, 2006. For more information on the Expense Limitation Agreement, see "Expense Limitation Agreement."

* In addition, a $35 annual fee is deducted from accounts with a balance of less than $1,500. See "Fund Services--It's Easy to Open an Account."


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
If you redeem your shares at the end of the period:
Class Y ..............................................     $70      $221      $384      $859
If you do not redeem your shares:
Class Y ..............................................     $70      $221      $384      $859

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                              INVESTMENTS AND RISKS

SECTOR/SPECIALTY, AGGRESSIVE STOCK, INTERNATIONAL, STOCK, AND DOMESTIC HYBRID FUNDS' INVESTMENTS

     The table below shows the Specialty/Sector, Aggressive Stock, International, Stock, and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.

X = Types of securities in which a Fund invests.

--------------------------------------------------------------------------------
                                            SECTOR/SPECIALTY FUNDS
--------------------------------------------------------------------------------
                                GLOBAL      GLOBAL                     MERGERS
                              FINANCIAL    SOCIALLY                      AND
                               SERVICES   RESPONSIVE   TECHNOLOGY   ACQUISITIONS
--------------------------------------------------------------------------------
U.S. Stocks*                      X            X            X             X
--------------------------------------------------------------------------------
Foreign Stocks                    X            X            X
--------------------------------------------------------------------------------
Bonds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Sector/Specialty Funds
--------------------------------------------------------------------------------
                            AGGRESSIVE
                              STOCK      INTERNATIONAL   STOCK   DOMESTIC HYBRID
--------------------------------------------------------------------------------
U.S. Stocks*                     X             X            X           X
--------------------------------------------------------------------------------
Foreign Stocks                                 X                        X
--------------------------------------------------------------------------------
Bonds                                                                   X
--------------------------------------------------------------------------------

----------


* Each Fund that invests in U.S. stocks may invest in large capitalization companies medium capitalization companies and small capitalization companies, as more fully discussed in the Fund Profiles on the preceding pages. Large capitalization companies generally have market capitalizations of over $10 billion. Medium capitalization companies generally have market capitalizations ranging from $2.0 billion to $10 billion. Small capitalization companies generally have market capitalizations of $2.0 billion or less. However, there may be some overlap among capitalization categories. The Stock Funds and Domestic Hybrid Funds intend to invest primarily in stocks of large capitalization companies. The Small Company Growth Fund and the Small Company Value Fund intend to invest primarily in the stocks of small capitalization issuers.


     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal; however, the Managed Fund may invest in securities ordinarily used by other funds for defensive purposes as part of its main investment strategy.

INCOME AND DOMESTIC HYBRID FUNDS' INVESTMENTS

     The table below shows the Income and Domestic Hybrid Funds' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Fund achieve its investment goal.


--------------------------------------------------------------------------------------------------------------------
                                       GOVERNMENT                                          TAX-EXEMPT   TOTAL RETURN
                             MANAGED   SECURITIES   HGH-YIELD BOND   SHORT-DURATION BOND     INCOME
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities      X           X                                 X                               X
--------------------------------------------------------------------------------------------------------------------
Lower Rated Corporate Debt                                 X                                                  X
Securities -Junk Bonds*
--------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities      X           X                                 X                               X
--------------------------------------------------------------------------------------------------------------------
Municipal Securities                                                          X                 X             X
--------------------------------------------------------------------------------------------------------------------
Foreign Debt Securities         X                                             X                               X
--------------------------------------------------------------------------------------------------------------------


----------
* In the case of the High-Yield Bond Fund, "junk bond" refers to any security rated lower than "Baa" by Moody's. If a Moody's rating is not available, the bond must be rated lower than "BBB" by Standard & Poor's. In the case of the Total Return Fund, "junk bond" refers to any security rated CCC up to BB by Standard & Poor's or Caa to Ba by Moody's; if unrated, then the Fund Manager must determine that the security is of comparable quality.

     Each Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Fund will achieve its investment goal.

     The investments listed above and the investments and strategies described throughout this prospectus are those that a Fund may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Fund is investing for temporary defensive purposes, it is not pursuing its investment goal.

MONEY MARKET FUND'S INVESTMENTS

     The Money Market Fund's principal investments include: bank obligations, commercial paper and corporate obligations. The Fund also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that the Fund will achieve its investment goal or maintain a stable share price of $1.00.

                      HIGHER-RISK SECURITIES AND PRACTICES

The following pages discuss the risks associated with certain types of higher-risk securities in which the Funds may invest and certain higher-risk practices in which the Funds might engage. The Statement of Additional Information provides information about these and other higher-risk securities and practices.


FOREIGN SECURITIES. Each of the Funds, except the Government Securities and Tax-Exempt Income Funds, may invest in foreign securities. These are some of the risks in owning foreign securities:


..    CURRENCY FLUCTUATION RISK. When a Fund invests in a security issued by a foreign company, the principal, income and sales proceeds may be paid to the Fund in a foreign currency. If a foreign currency declines in value relative to the U.S. dollar, the value of a Fund's investments could decline as a result.

..    SOCIAL, POLITICAL AND ECONOMIC RISK. The countries where some of the Funds may invest might be subject to a higher degree of social, political and economic instability than the United States, resulting from, among other things, inflation, changes in governments, increases in taxation and nationalizations. This instability might affect the financial condition of a company in which a Fund might invest and might disrupt the financial markets of a country in which a Fund has holdings.


..    REGULATION RISK. The countries where some of the Funds may invest generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

..    TRADING RISK. Trading practices in certain foreign countries are also significantly different from those in the United States. Although brokerage commissions are generally higher than those in the U.S., the Advisors and Fund Managers will seek to achieve the most favorable net results. In addition, securities settlements and clearance procedures may be less developed and less reliable than those in the United States. Delays in settlement could result in temporary periods in which the assets of the Funds are not fully invested, or could result in a Fund being unable to sell a security in a falling market.


..    CUSTODIAL AND REGISTRATION PROCEDURES RISK. Systems for the registration and transfer of securities in foreign markets can be less developed than similar systems in the United States. There may be no standardized process for registration of securities or a central registration system to track share ownership. The process for transferring shares may be cumbersome, costly, time-consuming and uncertain.

..    LIQUIDITY RISK. The securities markets in foreign countries have less trading volume than in the United States and their securities are often less liquid than securities in the United States. In countries with emerging securities markets, liquidity might be particularly low. This could make it difficult for a Fund to sell a security at a time or price desired.


..    EMERGING SECURITIES MARKETS RISK. To the extent that the Funds invest in countries with emerging markets, the foreign securities risk are magnified since these countries may have unstable coverage and less established markets.


HIGH RISK/YIELD SECURITIES. Each of the Funds, except the Government Securities, Money Market, Strategic Allocation, Short Duration Bond and Tax-Exempt Income Funds, may invest in debt securities that are rated below investment grade. These securities typically offer higher yields than investment grade securities, but are also subject to more risk. This risk includes, but is not limited to, the following:

..    SUSCEPTIBILITY TO ECONOMIC DOWNTURNS. Issuers of securities that are below investment grade tend to be more greatly affected by economic downturns than issuers of higher grade securities. Consequently, there is a greater risk that an issuing company will not be able to make principal and interest payments.

..    LIQUIDITY RISK. The market for securities that are below investment grade is often less liquid than the market for investment grade securities. This could make it difficult for a Fund to sell a security at a time or price desired.

ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds may invest in illiquid and restricted securities.


..    ILLIQUID SECURITIES. These are securities that a Fund cannot sell on an open market. This means that a Fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security.

..    RESTRICTED SECURITIES. These are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security's liquidity.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements under which a Fund purchases a security that a seller has agreed to repurchase from the Fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the Fund might incur a loss. If the seller declares bankruptcy, the Funds may not be able to sell the security at the desired time.

HEDGING. Each of the Funds, except the Money Market Fund, may use certain derivative investment techniques to reduce, or hedge against, various market risks, such as interest rates, currency exchange rates and market movements. The Managed Fund may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset. When derivatives are used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedging strategies may not be successful in reducing the Fund's exposure to currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Fund to successfully utilize any hedging strategies will depend on its management's ability to predict relevant market correlations, which cannot be assured. The Fund is not required to use hedging and may choose not to do so. Derivatives may include, but are not limited to, puts, calls, futures and foreign currency contracts.

..    PUT AND CALL OPTIONS. Options are rights to buy or sell an underlying asset for a specified price during, or at the end of, a specified period of time. A purchased call option gives the holder the right to purchase the underlying asset from the writer of the option. A purchased put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment from the holder, which the writer keeps regardless of whether the holder exercises the option. Puts and calls could cause a Fund to lose money by forcing the sale or purchase of securities at inopportune times or, in the case of certain puts, for prices higher or, in the case of certain calls, for prices lower than current market values.

..    FUTURES TRANSACTIONS. These transactions involve the future sale by one party and purchase by another of a specified amount of an underlying asset at a price, date and time specified in the transaction contract. Futures contracts traded over-the-counter are often referred to as forward contracts. A contract to buy is often referred to as holding a long position, and a contract to sell is often referred to as holding a short position. With futures contracts, there is a risk that the prices of the securities subject to the futures contract may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract to react differently than the portfolio securities to market changes. Also, it is not certain that a secondary market for positions in futures contracts will exist.

..    FOREIGN CURRENCY TRANSACTIONS. These are a type of futures transaction, which involve the future sale by one party and purchase by another of a given amount of foreign currency at a price, date and time specified in the transaction contract. Changes in currency exchange rates will affect these transactions and may result in poorer overall performance for a Fund than if it had not engaged in such transactions.

SHORT SALES. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.


SECURITIES LENDING. The Funds may lend portfolio securities with a value of up to 33 1/3% of a Fund's total assets, including collateral received for securities lent. There is a risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at the desirable price.

ACTIVE PORTFOLIO TRADING. The Capital Appreciation, Mergers and Acquisitions, Managed, and Total Return Funds may have high turnover rates that could generate more taxable short-term gains for shareholders and may have an adverse effect on the Funds' performance.

                                 FUND SERVICES

INVESTING IN THE FUNDS


Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

..    Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

..    Are an investment company registered under the 1940 Act;

..    Are an employee of AXA Financial, Inc. or its subsidiaries or an immediate family member of such employee;


..    Are a wrap account client of an eligible broker-dealer;

..    Are a present or former director of Enterprise Group of Funds or a spouse or minor child of any such director or any corporation, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative; or


..    Are a financial institutional buyer.


The minimum investment amount for purchasing Class Y shares is $1,000,000. Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge

The Funds are not designed for market-timers, see the section entitled "Restrictions on Buying, Selling and Exchanging Shares."


Compensation to Securities Dealers


The Funds are distributed by Enterprise Fund Distributors, Inc. (the "Distributor"). The Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates such as The Advest Group Inc., who sell shares of the Funds and other mutual funds distributed by the Distributor (collectively "Dealers"). Such payments, which are sometimes referred to as "revenue sharing," may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers, may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the Fund shares atributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Advisors or the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the Funds as shown under the heading "Fees and Expenses" in the Fund Profiles.

Such payments are intended to provide additional compensation to Dealers for various services, including without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the Funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer's financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a "preferred" or "recommended" list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the Funds may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts ("subaccounting fees"). Such subaccounting fees are paid by the Funds and are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers' sales activities.

The Funds' portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions. The Fund Managers place each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that a Fund Manager determines that a Dealer can provide a Fund with the best net results, the Fund Manager may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

If you hold shares through a brokerage account, your broker or dealer may charge you a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by the individual broker or dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker or dealer will provide you with specific information about any processing or servicing fees you will be charged.

It's Easy to Open an Account


To open an account with The Enterprise Group of Funds:


1.   Read the Prospectus carefully.

2. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

     (b) complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or Enterprise Group of Funds at 1-800-368-3527.


3.   Use the following section as your guide for purchasing shares.


To conform to new regulations of the USA PATRIOT Act of 2001, the Funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Funds cannot complete the identification process, your investment and the application may be returned.


A Fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts. The $35 annual fee will not be deducted from accounts where the balance drops below $1500 due to market movement.

Each Fund reserves the right to close any Fund account whose balance drops to $500 or less due to redemption activity. The Fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days' notice before a Fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

Buying Shares


---------------------------------------------------------------------------------------------------------------
                            Opening an Account                               Adding to an Account
---------------------------------------------------------------------------------------------------------------
Through Your Broker or other Financial Professional
---------------------------------------------------------------------------------------------------------------
             .    Call your broker or other financial          .    Call your broker or other financial
                  professional. Your broker or other                professional.
                  financial professional can assist you in
                  all the steps necessary to buy shares.
---------------------------------------------------------------------------------------------------------------
By Mail
---------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Payment for shares must be made with a       .    Payment for shares must be made with a
                  check in U.S. dollars drawn from a U.S.           check in U.S. dollars drawn from a U.S.
                  financial institution, payable to                 financial institution, payable to
                  "The Enterprise Group of Funds, Inc."             "The Enterprise Group of Funds, Inc."
                  Cash, third party checks, "starter" checks,       Cash, third party checks, "starter" checks,
                  traveler's checks, credit cards, credit           traveler's checks, credit cards, credit
                  card checks or money orders will not be           card checks or money orders will not be
                  accepted.                                         accepted.
---------------------------------------------------------------------------------------------------------------
             .    Mail the check with our completed            .    Fill out detachable investment slip from
                  application to:                                   an account statement. If no slip is
                  By Regular mail                                   available, include with the check a letter
                  AXA Enterprise Shareholder Services               specifying the Fund name, your class of
                  P.O. Box 219731                                   shares, your account number and the
                  Kansas City, Missouri 64121-9731                        registered account name(s).

                  By Overnight Mail:
                  AXA Enterprise Shareholder Services
                  330 West 9th Street
                  Kansas City, Missouri 64105
---------------------------------------------------------------------------------------------------------------
By Wire
---------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Call AXA Enterprise Shareholder Services     .    Visit www.axaenterprise.com to add shares
                  at 1-800-368-3527 to obtain an account            to your account by wire.
                  number and wire transfer instructions.
                  Your bank may charge you a fee for such a    .    Instruct your bank to transfer funds to
                  transfer.                                         State Street Bank & Trust,
                                                                    ABA #011000028,
                                                                    Account #99047144, Attn: Custody

                                                               .    Specify the Fund name, your class of
                                                                    shares, your account number and the
                                                                    registered account name(s). Your bank may
                                                                    charge you a fee for such a transfer.
---------------------------------------------------------------------------------------------------------------
Automatic Investing Through Automatic Clearing House ("ACH")
---------------------------------------------------------------------------------------------------------------
Automatic    .    Indicate on your application that you        .    Please call AXA Enterprise Shareholder
Bank Draft        would like to begin an automatic                  Services at 1-800-368-3527 for an ACH
Plan              investment plan through ACH and the amount        form. A medallion guarantee may be
                  of the monthly investment.                        required to add this privilege.

             .    Send a check marked "Void" or a deposit
                  slip from your bank account with your
                  application.
---------------------------------------------------------------------------------------------------------------

Selling Shares

To Sell Some or All of Your Shares


Certain restrictions may apply. See sections entitled "Restrictions on Buying, Selling and Exchanging Shares" and "Selling Restrictions."



--------------------------------------------------------------------------------------------------------------
Through Your Broker or other Financial Professional
--------------------------------------------------------------------------------------------------------------
             .    Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
--------------------------------------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
                  Additional materials may be required (see section entitled "Selling Shares in Writing" and, in particular, the information regarding medallion guarantees).
             .    The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.
             .    Mail your request to:
                  AXA Enterprise Shareholder Services
                  P.O. Box 219731
                  Kansas City, Missouri 64121-9731
             .    Your proceeds will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).
--------------------------------------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Fill out the "Telephone Exchange Privilege and/or Telephone Redemption Privilege" and "Bank
                  Account of Record" sections on your account application.
             .    Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.
             .    If you submit a written request, your proceeds may be wired to the bank currently on file.
                  If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder
                  Services.
             .    Proceeds will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.
--------------------------------------------------------------------------------------------------------------
By Systematic Withdrawal Plan
--------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Please refer to "Participate in a Systematic Withdrawal Plan" below or call AXA Enterprise
                  Shareholder Services at 1-800-368-3527 or your financial professional for more information.
             .    Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.
--------------------------------------------------------------------------------------------------------------
By Telephone
--------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    If you have authorized this service, you may redeem your shares by telephone by calling
                  1-800-368-3527.
             .    If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
             .    Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your Fund account, you can have the proceeds sent via the ACH system to your bank.
             .    Proceeds will generally be sent on the next business day.
--------------------------------------------------------------------------------------------------------------
Participate in the Bank Purchase and Redemption Plan
--------------------------------------------------------------------------------------------------------------
             .    You may initiate an Automatic Clearing House ("ACH") Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.
--------------------------------------------------------------------------------------------------------------
Participate in the Automatic Dollar Cost Averaging Plan
--------------------------------------------------------------------------------------------------------------
                  You may have your shares automatically invested on a monthly basis into the same class of one or more of the Funds. If you are not subject to the minimum investment requirement of
                  $1,000,000, as long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another
                  Fund or you may open a new account with $250 or more.
--------------------------------------------------------------------------------------------------------------
Participate in a Retirement Plan
--------------------------------------------------------------------------------------------------------------
                  You may use shares of the Funds to establish a Profit Sharing Plan, Money Purchase Plan,
                  Traditional IRA, Roth IRA, Coverdell Education Savings Account, other retirement plans funded by shares of a Fund and other investment plans which have been approved by the
                  Internal Revenue Service. The Distributor pays the cost of these plans, except for the retirement plans, which charge an annual custodial fee. If you would like more information, call AXA Enterprise Shareholder Services at 1-800-368-3527.
--------------------------------------------------------------------------------------------------------------
Participate in a Systematic Withdrawal Plan
--------------------------------------------------------------------------------------------------------------
                  If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Advisors. The $5,000 minimum account size is not applicable to
                  Individual Retirement Accounts. The Funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gains dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. The Funds may amend the terms of the systematic withdrawal plan on 30 days' notice. You or the Funds may terminate the plan at any time.


Selling Shares in Writing


To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A medallion guarantee is necessary if:


..    Total redemption proceeds exceed $50,000; or

..    A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s).


A medallion guarantee can be obtained from one of the following sources:


..    A financial professional or securities dealer;

..    A federal savings bank, cooperative or other type of bank;

..    A savings and loan or other thrift institution;

..    A credit union; or

..    A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.


--------------------------------------------------------------------------------------------------------------
Seller (Account Type)                                         Requirements for written requests
--------------------------------------------------------------------------------------------------------------
Individual, joint, sole proprietorship,   .    The signatures on the letter must include all persons
UGMA/UTMA (minor accounts)                     authorized to sign, including title, if applicable.
                                          .    Medallion guarantee, if applicable (see above).
--------------------------------------------------------------------------------------------------------------
Corporate or association accounts         .    The signature on the letter must include all trustees
                                               authorized to sign, including title.
--------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts      .    The signature on the letter must include all trustees
                                               authorized to sign, including title.
                                          .    If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past
                                               60 days.
                                          .    Medallion guarantee, if applicable (see above).
--------------------------------------------------------------------------------------------------------------
Power of Attorney (POA)                   .    The signatures on the letter must include the attorney-in-fact, indicating such title.
                                          .    Medallion guarantee, if applicable (see above).
                                          .    Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*
--------------------------------------------------------------------------------------------------------------
Qualified retirement benefit plans        .    The signature on the letter must include all trustees
                                               authorized to sign, including title.
                                          .    Medallion guarantee, if applicable (see above).
--------------------------------------------------------------------------------------------------------------
IRAs                                      .    Additional documentation and distribution forms required.
--------------------------------------------------------------------------------------------------------------


* Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

Exchanging Shares

How to Exchange Fund Shares


Shares of each Fund generally may be exchanged for shares of the same class of any other Fund or of the funds comprising the AXA Enterprise Multimanager Funds Trust ("Multimanager Funds"), a series of mutual funds for which AXA Equitable serves as the investment manager and for which AXA Equitable has retained one or more sub-advisers to provide the day-to-day management. For more information about the Multimanager Funds including each fund's investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.


If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Fund may be legally sold. The Funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.


--------------------------------------------------------------------------------------------------------------
Through Your Broker or other Financial Professional
--------------------------------------------------------------------------------------------------------------
             .    Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
--------------------------------------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    Write a letter to request a redemption specifying the name of the Fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging.
             .    The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.
             .    Mail your request to:
                  AXA Enterprise Shareholder Services
                  P.O. Box 219731
                  Kansas City, Missouri 64121-9731
--------------------------------------------------------------------------------------------------------------
By Telephone
--------------------------------------------------------------------------------------------------------------
[GRAPHIC]    .    If you have authorized this service, you may exchange by telephone by calling
                  1-800-368-3527.
             .    If you make a telephone exchange request, you must furnish the name of the Fund from which you are exchanging, the name and address of the registered owner, the account number and tax
                  ID number, the dollar amount or number of shares to be exchanged, the Fund into which you are exchanging, and the name of the person making the request.
--------------------------------------------------------------------------------------------------------------
By Website
--------------------------------------------------------------------------------------------------------------
             .    Log into your account portfolio and select "View Account" for the Fund from which you would like to make the exchange. On the next screen, choose "Fund Exchange." Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.
--------------------------------------------------------------------------------------------------------------


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The Funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.


Frequent exchanges or purchases and redemptions of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds. Such activity may adversely affect Fund performance and the interests of long-term investors by requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a Fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of Fund shares may impede efficient Fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities (e.g., the International Growth Fund, the Global Financial Services Fund and the Global Socially Responsive Fund) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting porfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and lower quality bonds which could result in pricing inefficiencies.

Enterprise and the Funds discourage frequent exchanges and purchases and redemptions of Fund shares by Fund shareholders and will not make special arrangements to accommodate such transactions in Fund shares. As a general matter, each Fund and Enterprise reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the Fund's other shareholders or would disrupt the management of the Fund.

Enterprise's Board has adopted certain procedures to discourage what it considers to be disruptive trading activity. Enterprise seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

..    They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that Fund performance will be affected by such activity.


..    The design of such procedures involves inherently subjective judgments, which the Advisors, on behalf of Enterprise, seek to make in a fair and reasonable manner consistent with the interests of all shareholders.


..    The limits on the Advisors' ability to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions while others will bear the effect of that activity.

If the Advisors, on behalf of Enterprise, determine that a shareholder's exchange or purchase and redemption patterns among the Funds are disruptive to the Funds, they may, among other things, refuse or limit any purchase or exchange order. The Advisors may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, the Advisors may consider the combined exchange or purchase and redemption activity of shareholders that they believe are under common ownership, control or direction. The Advisors currently consider exchanges into and out of (or vice versa) a Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive transfer activity.

In addition, when a shareholder redeems or exchanges shares of a Fund (with the exceptions described below) which have been held for one month or less, Enterprise will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the Fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The Funds will use the "first in, first out" method to determine the shareholder's holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder's account. The Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.


The Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the Funds will not be subject to the redemption fees:


     1. Shares purchased by the reinvestment of dividends or captial gain distributions;

     2.   Shares redeemed or exchanged from the Money Market Fund;

     3.   Shares redeemed or exchanged by the AXA Enterprise Allocation Funds;

     4. Shares redeemed or exchanged through an automatic, nondiscretionary rebalancing or asset reallocation program approved by the Advisors; and

     5.   Shares redeemed by a Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Advisors may also, in their sole discretion and without further notice, change what they consider potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restricions


The table below describes restrictions in place on selling shares of any Fund described in this Prospectus.


----------------------------------------------------------------------------------------------------
RESTRICTION                                          Situation
----------------------------------------------------------------------------------------------------
The Fund may suspend the right of redemption or      .    When the New York Stock Exchange is closed
postpone payment for more than 7 days:                    (other than a weekend/holiday).
                                                     .    During an emergency.
                                                     .    Any other period permitted by the SEC.
----------------------------------------------------------------------------------------------------
Each Fund reserves the right to suspend account      .    With a notice of dispute between
services or refuse transaction requests:                  registered owners.
                                                     .    With suspicion/evidence of a fraudulent
                                                          act.
----------------------------------------------------------------------------------------------------
A Fund may pay the redemption price in whole or      .    When it is detrimental for a Fund to make
part by a distribution in kind of readily                 cash payments as determined in the sole
marketable securities in lieu of cash or may take         discretion of the Advisors.
up to 7 days to pay a redemption request in order
to raise capital:
----------------------------------------------------------------------------------------------------
A Fund may withhold redemption proceeds until the    .    When redemptions are made within 10
check or funds have cleared:                              calendar days of purchase by check of the
                                                          shares being redeemed.
----------------------------------------------------------------------------------------------------

If you hold certificates representing your shares, they must be sent with your request for it to be honored. AXA Enterprise Shareholder Services recommends that certificates be sent by registered mail.

How Fund Shares are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using the following formula:

                 Total market value of securities + Cash and other assets - Liabilities
Net Asset Value= ----------------------------------------------------------------------
                                     Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

..    A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

..    The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by the Transfer Agent (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by the Transfer Agent.

..    Requests received by the Transfer Agent after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.


..    A Fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, portfolio securities are valued as follows:


..    Equity securities -- most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

..    Debt securities (other than short-term obligations) -- based upon pricing service valuations.


..    Short-term obligations (with maturities of 60 days or less) -- amortized cost (which approximates market value).

..    Securities traded on foreign exchanges -- most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of Enterprise's board of directors at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a Fund's shares are not priced, the value of a Fund's investments that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.


..    Options -- last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

..    Futures -- last sales price or, if there is no sale, latest available bid price.


..    Investment company securities -- shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds' prospectuses.

..    Other Securities -- other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of Enterprise's board of directors. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

Events or circumstances affecting their values of portfolio securities that occur between the closing of their principal markets and the time the net asset value of Fund shares, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in Enterprise's calculation of net asset values for each applicable portfolio when Enterprise deems that the particular event or circumstance would materially affect such portfolio's net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that Enterprise's board of directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders.

Dividends and Other Distributions


The Funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund, the Total Return Fund and the Money Market Fund declare dividends daily and normally pay dividends monthly, and their net realized gains, if any, are paid annually.


Depending on your investment goals and priorities, you may choose to:

..    Reinvest all distributions;

..    Reinvest all distributions in the same class of another Fund;

..    Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another Fund; or

..    Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.


For more information or to change your distribution option, contact Enterprise Group of Funds in writing, contact your broker or call 1-800-368-3527.


Tax Consequences

Each Fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.


Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you. Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are generally taxable at ordinary income rates, except that a Fund's dividends attributable to "qualified dividend income" (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the Fund shares on which the dividends were paid. Distributions of net gains from investments that a Fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Tax-Exempt Income Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount realized by the Tax-Exempt Income Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received.

Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for corporate and individual alternative minimum tax purposes. If the Tax-Exempt Income Fund invests in private activity bonds, you may be subject to the alternative minimum tax on that part of such fund distributions derived from interest income on those bonds. The receipt of exempt-interest dividends also may have additional tax consequences. Certain of these are described in the SAI.

The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing interest on municipal securities will vary according to the laws of state and local taxing authorities.

An exchange of shares of a Fund for shares of another Fund is treated as a sale, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a Fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution.

If you earn more than $10 annually in distributions from a Fund, you will receive a Form 1099 to help you report those distributions and redemption proceeds, if any, that exceed $600 for the year on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.


You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive.

                                 FUND MANAGEMENT

THE INVESTMENT ADVISORS


     Enterprise Capital Management, Inc. ("ECM") serves as the investment advisor to each of the Funds except the Money Market Fund for which AXA Equitable serves as the investment advisor. The Advisors select Fund Managers for the Funds, subject to the approval of Enterprise's board of directors, and reviews each Fund Manager's continued performance.

     As Advisors, ECM and AXA Equitable have a variety of responsibilities for the general management and administration of Enterprise and the Funds, including the selection of Fund Managers. The Advisors play an active role in monitoring each Fund and Fund Manager and use portfolio analytics systems to strengthen their evaluation of performance, style, risk levels, diversification and other criteria. The Advisors also monitor each Fund Manager's portfolio management team to ensure that investment activities remain consistent with the Funds' investment style and objectives.

     Beyond performance analysis, the Advisors monitor significant changes that may impact the Fund Manager's overall business. The Advisors monitor continuity in the Fund Manager's operations and changes in investment personnel and senior management. The Advisors also perform annual due diligence reviews with each Fund Manager.

     In their capacity as Advisors, both ECM and AXA Equitable obtain detailed, comprehensive information concerning fund and Fund Manager performance and fund operations that is used to supervise and monitor the Fund Manager and fund operations. A team is responsible for conducting ongoing investment reviews with each Fund Manager and for developing the criteria by which fund performance is measured.

     The Advisors select Fund Managers from a pool of candidates, including their affiliates, to manage the Funds. The Advisors may add to, dismiss or substitute for the Fund Managers responsible for managing a Fund's assets subject to the approval of Enterprise's board of directors. The Advisors recommend Fund Managers for each Fund to the board of directors based upon their continuing quantitative and qualitative evaluation of each Fund Manager's skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the Funds are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Fund Manager, and the Advisors do not expect to recommend frequent changes of Fund Managers.

     The SEC has issued exemptive orders that permit the Advisors to enter into or amend agreements with Fund Managers ("Agreements") without obtaining shareholder approval each time. The exemptive order permits the Advisors, with Board approval, to employ new Fund Managers for the Funds, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Fund have the right to terminate an Agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Fund. The Funds will notify shareholders of any Fund Manager changes and, in certain cases, other material amendments to the Agreements with Fund Managers that occur under these arrangements. However, the Advisors may not enter into Agreements with an affiliated Fund Manager unless such Agreement, including compensation, is also approved by the affected Fund's shareholders. Both Boston Advisors, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of the Advisors.


     ECM was incorporated in 1986. ECM's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.


     AXA Equitable was established in the State of New York in 1859 and is located at 1290 Avenue of the Americas, New York, New York 10104. AXA Equitable is among the largest life insurance companies in the United States, with approximately 3.7 million insurance policies and contracts in force as of December 31, 2004. AXA Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), which is located at the same address. AXA Financial is a diversified financial services organization offering a broad spectrum of financial advisory, insurance and investment management products and services. It is one of the world's largest asset managers, with total assets under management of approximately $598.01 billion as of December 31, 2004. AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

     The following table sets forth the fee paid to ECM, and AXA Equitable, in the case of the Money Market Fund, for the fiscal year ended December 31, 2004 by each Fund. The Advisors in turn compensated each Fund Manager at no additional cost to the Fund.


                                                         FEE (AS A PERCENTAGE OF
NAME OF FUND                                                AVERAGE NET ASSETS)
================================================================================
Multi-Cap Growth Fund ..................................           1.00%
Small Company Growth Fund ..............................           1.00%
Small Company Value Fund ...............................           0.75%
Capital Appreciation Fund ..............................           0.75%
Deep Value Fund ........................................           0.75%
Equity Fund ............................................           0.75%
Equity Income Fund .....................................           0.75%
Growth Fund ............................................           0.75%
Growth and Income Fund .................................           0.75%
International Growth Fund ..............................           0.85%
Global Financial Services Fund .........................           0.85%
Global Socially Responsive Fund ........................           0.90%
Mergers and Acquisitions Fund ..........................           0.90%
Technology Fund ........................................           1.00%
Managed Fund ...........................................           0.75%
Strategic Allocation Fund ..............................           0.75%
Government Securities Fund .............................           0.60%
High-Yield Bond Fund ................................... 0.60% of the average daily net assets
                                                         for the first
                                                         $200 million and 0.50%
                                                         paid monthly thereafter
Short Duration Bond Fund ...............................           0.45%
Tax-Exempt Income Fund .................................           0.50%
Total Return Fund ......................................           0.65%
Money Market Fund ......................................           0.35%


A discussion regarding the basis for the decision by Enterprise's board of directors to approve the investment management agreements with ECM and AXA Equitable is available in the Statement of Additional Information

THE FUND MANAGERS


     The following chart sets forth certain information about each of the Fund Managers. The Fund Managers are responsible for the day-to-day management of the Funds. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of nearly $1 trillion for all clients, including The Enterprise Group of Funds, Inc. A discussion regarding the basis for the decision by Enterprise's board of directors to approve the investment advisory agreement with each Fund Manager is available in Enterprise's Statement of Additional Information. The Statement of Additional Information also provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.



NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                 NAME AND EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund                   Montag & Caldwell has been engaged in the    Ronald E. Canakaris, President and Chief
                                        business of providing investment             Investment Officer of Montag & Caldwell, is
Montag & Caldwell, Inc.                 counseling to individuals and institutions   responsible for the day-to-day investment
("Montag & Caldwell")                   since 1945. Total assets under management    management of the Multi-Cap Growth Fund and has
3455 Peachtree Road, N.E.               for all clients were approximately $28.3     more than 34 years' experience in the
Suite 1200                              billion as of December 31, 2004.             investment industry. He has been President of
Atlanta, Georgia 30326-3248                                                          Montag & Caldwell since 1984 and Chief
                                                                                     Investment Officer since 1997.
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Small Company Growth Fund               Eagle has provided investment counseling     Bert L. Boksen is a Senior Vice President and
                                        since 1976. As of December 31, 2004, total   Managing Director at Eagle and has over 27
Eagle Asset Management, Inc.            assets under management for all clients      years' of investment experience. He has been
("Eagle")                               were $10.4 billion.                          Senior Vice President since 1995 and a Managing
880 Carillon Parkway                                                                 Director since 1999. He has had portfolio
St. Petersburg, Florida 33716                                                        management responsibilities for all of Eagle's
                                                                                     Small Cap Growth Equity accounts for more than
                                                                                     10 years. In addition, from January 2002 to
                                                                                     present, Mr. Boksen has been Manager and
                                                                                     President of EB Management I, LLC. Prior to
                                                                                     joining Eagle, he was Senior Vice President and
                                                                                     Chief Investment Officer at Raymond James &
                                                                                     Associates, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                GAMCO's predecessor, Gabelli &               Mario J. Gabelli has served as Chief Investment
                                        Company, Inc., was founded in 1977. As       Officer of GAMCO since its inception in 1977
GAMCO Investors, Inc.                   of December 31, 2004, total assets under     and is responsible for the day-to-day
("GAMCO")                               management for all clients were $28.7        management of the Fund. He has more than 36
One Corporate Center                    billion.                                     years' experience in the investment industry.
Rye, New York 10580
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund               Marsico has been providing investment        Thomas F. Marsico is principally responsible
                                        counseling since 1997. As of December 31,    for the day-to-day management of the Capital
Marsico Capital Management, LLC         2004, total assets under management for      Appreciation Fund. He has been the Chief
("Marsico")                             all clients were approximately $44           Investment Officer of Marsico since its
1200 17th Street                        billion.                                     inception in 1997. Mr. Marsico has over 20
Suite 1600                                                                           years' of experience as a securities analyst
Denver, Colorado 80202                                                               and a portfolio manager.
------------------------------------------------------------------------------------------------------------------------------------
Deep Value Fund                         BHMS has provided investment counseling      The day-to-day management of the Deep Value
                                        services since 1979, and as of December      Fund is performed by the Broad Cap Value Team
                                        31, 2004, had assets under management for    comprised of the following portfolio
Barrow, Hanley, Mewhinney &             all clients of approximately $42.4           managers: James B. Barrow, Robert J. Chambers,
Strauss, Inc.                           billion.                                     Timothy J. Culler, Richard A. Englander, Mark
("BHMS")                                                                             Giambrone and J. Ray Nixon. Each of these
3232 McKinney Avenue, 15th Floor                                                     portfolio managers, except Mark Giambrone, has
Dallas, Texas 75204-2429                                                             been a portfolio manager at BHMS for the past
                                                                                     five years. From 1999 to 2002, Mr. Giambrone
                                                                                     was an equity analyst at BHMS. Messrs. Culler
                                                                                     and Giambrone are also Principals with BHMS.
------------------------------------------------------------------------------------------------------------------------------------

NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                    FUND MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Equity Fund                             TCW was founded in 1971 and as of            Craig C. Blum, Managing Director, U.S. Equities
                                        December 31, 2004, TCW and its affiliated    and Stephen A. Burlingame, Managing Director,
TCW Investment Management Company       companies had approximately $110 billion     U.S. Equities are primarily responsible for the
("TCW")                                 under management or committed to             day-to-day management of the Equity Fund. Mr.
865 South Figueroa Street               management.                                  Blum previously served as a Managing Director,
Suite 1800                                                                           U.S. Equities, TCW Concentrated Core Equities.
Los Angeles, California 90017                                                        In 2003 he served as a Senior Vice President,
                                                                                     U.S. TCW Concentrated Core Equities and from
                                                                                     2001 to 2002 he was Vice President, U.S.
                                                                                     Equities, Central Research Analyst. Mr. Blum
                                                                                     joined TCW in 1999 as a U.S. Equities Central
                                                                                     Research Analyst and in 2000 he became
                                                                                     Assistant Vice President, U.S. Equities,
                                                                                     Central Research Analyst. Mr. Burlingame
                                                                                     previously served as a Managing Director, U.S.
                                                                                     Equities, TCW Concentrated Core Equities and in
                                                                                     2003 he served as a Senior Vice President, U.S.
                                                                                     Equities, TCW Concentrated Core Equities. From
                                                                                     2001 to 2002, he was Vice President, U.S.
                                                                                     Equities, Central Research Analyst. Mr.
                                                                                     Burlingame joined TCW in 2000 as an Assistant
                                                                                     Vice President, U.S. Equities, Central Research
                                                                                     Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                      Boston Advisors has been providing           The management of and investment decisions for
                                        investment counseling since 1971. Boston     the Equity Income Fund are made by the
Boston Advisors, Inc.                   Advisors is an affiliate of the Advisors.    Institutional Portfolio Management team of
("Boston Advisors")                     Total assets under management for Boston     Boston Advisors. Each member of the investment
One Federal Street                      Advisors as of December 31, 2004, were       team serves as Portfolio Manager and Analyst.
20th Floor                              approximately $4.9 billion.                  The members of the Institutional Investment
                                                                                     Boston, Massachusetts 02110 team are: Michael
                                                                                     J. Vogelzang, CFA, Timothy E. Woolston, Douglas
                                                                                     A. Riley, CFA, and Shakeel Dewji. Mr. Vogelzang
                                                                                     joined Boston Advisors in 1997 and has been
                                                                                     President and Chief Investment Officer of
                                                                                     Boston Advisors for the past five years. Mr.
                                                                                     Woolston joined Boston Advisors in 1997 and has
                                                                                     been Senior Vice President and Portfolio
                                                                                     Manager of Boston Advisors for the past five
                                                                                     years. Mr. Dewji has been Vice President and
                                                                                     Portfolio Manager of Boston Advisors for the
                                                                                     past five years. Mr. Riley has been Vice
                                                                                     President and Portfolio Manager of Boston
                                                                                     Advisors since May 2002. Prior to joining
                                                                                     Boston Advisors, he was a portfolio manager
                                                                                     with Babson-United Investment Advisors from
                                                                                     April 1991 to May 2002.
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                             Montag & Caldwell has served as the Fund     Ronald E. Canakaris, President and Chief
                                        Manager to Alpha Fund, Inc., the             Investment Officer of Montag & Caldwell,
Montag & Caldwell, Inc.                 predecessor of the Growth Fund, since the    is responsible for the day-to-day
("Montag & Caldwell")                   Fund was organized in 1968. Montag &         investment management of the Growth Fund and
3455 Peachtree Road, N.E.               Caldwell has been engaged in the business    has more than 34 years' experience in the
Suite 1200                              of providing investment counseling to        investment industry. He has been President of
Atlanta, Georgia 30326-3248             individuals and institutions since 1945.     Montag & Caldwell since 1984 and Chief
                                        Total assets under management for all        Investment Officer since 1997.
                                        clients were approximately $28.3 billion
                                        as of December 31, 2004.
------------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  UBS Global AM Americas has provided          John Leonard, Thomas M. Cole, Thomas J. Digenan
                                        investment counseling for over 50 years.     and Scott C. Hazen are the portfolio managers
UBS Global Asset Management             is an indirect, wholly-owned subsidiary of   responsible for the day-to-day management of
(Americas) Inc.                         UBS AG. As of December 31, 2004, assets      the Growth and Income Fund. John Leonard is a
("UBS Global AM Americas")              under management were approximately $61.3    Managing Director and Head of North American
One North Wacker Drive                  billion.                                     Equities and is responsible for the
Chicago, Illinois 60606                                                              construction of U.S. equity portfolios and the
                                                                                     oversight of UBS Global AM's Chicago-based
                                                                                     strategy team. He has been with UBS Global AM
                                                                                     as an investment professional since 1991. Mr.
                                                                                     Leonard is the lead Portfolio Manager for the
                                                                                     Fund and is responsible for allocating the Fund
                                                                                     among the various managers and analysts. Thomas
                                                                                     Cole is a Managing Director and Head of
                                                                                     Research, North American Core Equities and has
                                                                                     held that position for more than five years. He
                                                                                     is responsible for the direction and oversight
                                                                                     of the research group of the North American
                                                                                     Core Equities team. Mr. Cole joined UBS Global
                                                                                     AM as an Investment Professional in 1985. Mr.
                                                                                     Digenan is an Executive Director and North
                                                                                     American Equity Strategist. He participates
                                                                                     in the analysis and development of U.S.
                                                                                     equity portfolios. Mr. Digenan joined UBS
                                                                                     Global AM as an Investment Professional in
                                                                                     1993. He has been a North American Equities
                                                                                     Strategist since 2001 and prior thereto served
                                                                                     as an Executive Director and President, Mutual
                                                                                     Funds from 1993 to 2001. Mr. Hazen, an
                                                                                     Executive Director and North American Equity
                                                                                     Strategist since 2004, participates in the
                                                                                     analysis and development of U.S. Equity
                                                                                     Portfolios. He joined UBS Global AM in 1992 and
                                                                                     from 1992 to 2004 was Executive Director Client
                                                                                     Service and Relationship Management.
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund               SSgA FM is affiliated with State Street      Day-to-day management of the International
                                        Global Advisors ("SSgA"), which was          Growth Fund is performed by an investment
SSgA Funds Management, Inc.             established in 1978. As of December 31,      management team within the Global Fundamental
("SSgA FM")                             2004, SSgA FM had $98 billion in assets      Strategies Group ("GFS") comprised of Tom
State Street Financial Center           under management.                            Moore, Timothy Corbett, Ivka Kalus-Bystricky
One Lincoln Street                                                                   and Lindsey Richardson. Tom Moore is a Senior
Boston, Massachusetts 02111-2900                                                     Principal at SSgA and SSgA FM. He joined SSgA
                                                                                     in 2001 as a Portfolio Manager in the GFS and
                                                                                     was named Head of the Global Fundamental
                                                                                     Strategies Group in March 2004. Prior to
                                                                                     joining SSgA FM, he was head of the
                                                                                     International Equities Group at State Street
                                                                                     Research. Mr. Moore has more than three decades
                                                                                     of professional investment expertise, having
                                                                                     started his career as a fundamental research
                                                                                     analyst at Mass Financial Services in Boston in
                                                                                     1969. Timothy Corbett is a Principal of SSgA
                                                                                     and SSgA FM and a Portfolio Manager for the
                                                                                     International Growth Fund. Prior to joining GFS
                                                                                     in August of 2000, Tim was a member of SSgA's
                                                                                     Global Structured Products Group where he
                                                                                     specialized in developed market and emerging
                                                                                     market international indexing strategies from
                                                                                     November 1997 to August of 2000. Ivka
                                                                                     Kalus-Bystricky is a Principal of SSgA and SSgA
                                                                                     FM and a Portfolio Manager for GFS. Prior to
                                                                                     joining SSgA in 2004, Ivka was at Baring Asset
                                                                                     Management from 2003 to 2004, where she worked
                                                                                     as a Senior Portfolio Manager of international
                                                                                     and global portfolios. Before that, she spent
                                                                                     three years managing international portfolios
                                                                                     at Independence Investment and prior to that
                                                                                     was an equity analyst at Putnam Investments.
                                                                                     Lindsey Richardson has been a Principal of SSgA
                                                                                     since 1998 and SSgA FM since 2001 and has
                                                                                     worked as the product specialist within GFS
                                                                                     responsible for the International Developed
                                                                                     Markets product throughout her tenure at SSgA.
------------------------------------------------------------------------------------------------------------------------------------
Global Financial Services Fund          Sanford Bernstein was established in 2000    The management of, and investment decisions
                                        to continue the investment management        for, the  Global Financial Services Fund are
Sanford C. Bernstein & Co., LLC         business of Sanford C. Bernstein & Co.,      made by the Global Financial Services
("Sanford Bernstein")                   Inc. which was acquired by Alliance          Investment Team, which is responsible for
1345 Avenue of the Americas             Capital Management L.P. ("Alliance           management of all the Global Financial Services
New York, New York 10105                Capital") in October 2000. As of December    accounts and is comprised of senior members
                                        31, 2004, Alliance Capital managed           of the Global Value Research Department.
                                        approximately $539 billion in assets under   Anu Venkataraman and Phillipos Philleppedes
                                        management.                                  are primarily responsible for day-to-day
                                                                                     management fo the Fund's portfolio.
                                                                                     Ms. Venkataraman, a senior analyst covering
                                                                                     property & casualty insurers, joined the firm
                                                                                     in 1993 as a research associate and assumed
                                                                                     her current role in 1997. Mr. Philleppedes
                                                                                     joined the firm in 1999 as a research analyst
                                                                                     covering global banks.
------------------------------------------------------------------------------------------------------------------------------------

NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                    FUND MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Global Socially Responsive Fund         Rockefeller became an investment adviser     Farha-Joyce Haboucha, Director of Socially
                                        in 1980 and as of December 31, 2004, had     Responsive Investments, is responsible for the
Rockefeller & Co., Inc.                 $4.93 billion under management.              day-to-day management of the Global Socially
("Rockefeller")                                                                      Responsive Fund. Ms. Haboucha has been employed
30 Rockefeller Plaza,                                                                by Rockefeller since 1997 as a Senior Portfolio
Room 5400                                                                            Manager. She has more than 24 years' experience
New York, New York 10112                                                             in the investment industry.
------------------------------------------------------------------------------------------------------------------------------------
Mergers and Acquisitions Fund           GAMCO's predecessor, Gabelli & Company,      Mr. Gabelli has served as Chief Investment
                                        Inc., was founded in 1977. As of December    Officer of GAMCO since its inception in 1977
GAMCO                                   31, 2004, total assets under management      and is responsible for the day-to-day
One Corporate Center                    for all clients were $28.7 billion.          management of the Mergers and Acquisitions
Rye, New York 10580                                                                  Fund. He has more than 36 years' experience in
                                                                                     the investment industry.
------------------------------------------------------------------------------------------------------------------------------------
Technology Fund                         Alger has been an investment advisor since   Dan Chung is responsible for the day-to-day
Fred Alger Management, Inc.             1964. As of December 31, 2004, total         management of the Technology Fund. He has
("Alger")                               assets under management for all clients      served as President since 2003. Mr. Chung is
111 Fifth Avenue                        were approximately $9.7 billion.             President, Chief Investment Officer and
2nd Floor                                                                            Portfolio Manager of the LargeCap Growth,
New York, New York 10003                                                             MidCap Growth and Income & Growth Portfolios
                                                                                     and has been employed by Alger since 1994.
------------------------------------------------------------------------------------------------------------------------------------
Managed Fund                            Wellington Management has provided           The day-to-day management of the Managed Fund
Wellington Management Company, LLP      investment counseling services since 1928,   is performed by an investment management team
("Wellington Management")               and as of December 31, 2004, had assets      comprised of the following portfolio managers:
75 State Street                         under management for all clients of          Matthew E. Megargel; Maya K. Bittar; Jeffrey L.
Boston, Massachusetts 02109             approximately $470 billion.                  Kripke; Francis J. Boggan; Thomas L. Pappas;
                                                                                     and Scott M. Elliot. Mr. Megargel, a Senior
                                                                                     Vice President of Wellington Management since
                                                                                     1995, joined the firm as an investment
                                                                                     professional in 1983. Mr. Megargel has been
                                                                                     involved in portfolio management and securities
                                                                                     analysis for the equity portion of the Managed
                                                                                     Fund since August 2002 and is the co-head of
                                                                                     Wellington's Core Equity Group. Ms. Bittar
                                                                                     joined Wellington Management as a Vice
                                                                                     President in 1998. Ms. Bittar has been involved
                                                                                     in portfolio management and securities analysis
                                                                                     for the equity portion of the Managed Fund
                                                                                     since August 2002. Mr. Kripke joined Wellington
                                                                                     Management as a Vice President in 2001. Mr.
                                                                                     Kripke has been involved in portfolio
                                                                                     management and securities analysis for the
                                                                                     equity portion of the Managed Fund since August
                                                                                     2002. Prior to joining the firm, Mr. Kripke was
                                                                                     an associate portfolio manager for Merrill
                                                                                     Lynch Asset Management (1999-2001). Mr. Boggan
                                                                                     joined Wellington Management as a Vice
                                                                                     President 2001. Mr. Boggan has been involved in
                                                                                     portfolio management and securities analysis
                                                                                     for the equity portion of the Managed Fund
                                                                                     since August 2002. Prior to joining Wellington
                                                                                     Management, Mr. Boggan was previously a
                                                                                     Managing Director of Palladian Capital
                                                                                     Management in Los Angeles, where he co-managed
                                                                                     equity portfolios for pension trusts,
                                                                                     foundations, endowments, insurance companies,
                                                                                     and individuals (1998-2000). Mr. Pappas, a
                                                                                     Senior Vice President of Wellington Management
                                                                                     since 1996, joined the firm as an investment
                                                                                     professional in 1987. Mr. Pappas has been
                                                                                     involved in portfolio management and securities
                                                                                     analysis for the bond portion of the Managed
                                                                                     Fund since August 2002 and is Chairman of the
                                                                                     firm's Core Bond Strategy Groups. Mr. Elliott,
                                                                                     a Senior Vice President of Wellington
                                                                                     Management since 2002, joined the firm as an
                                                                                     investment professional in 1994. Mr. Elliot has
                                                                                     been involved in portfolio management and
                                                                                     securities analysis for the Managed Fund since
                                                                                     August 2002 and is Director of the firm's Asset
                                                                                     Allocation Group.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation Fund               UBS Global AM US has provided investment     Thomas Digenan leads a team that manages the
                                        counseling for over 50 years. It is an       Strategic Allocation Fund. Since 2001, Mr.
UBS Global Asset Management (US) Inc.   indirect, wholly-owned subsidiary of UBS     Digenan has been the Executive Director of the
("UBS Global AM US")                    AG. As of December 31, 2004, assets under    North American Equities and has been with UBS
51 West 52nd Street                     management were $49 billion.                 Global AM Americas since 1993. From 1993 to
New York, New York 10019                                                             2001, he was President of UBS Global AM
                                                                                     Americas' Mutual Funds.
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Government Securities Fund              The firm was founded in 1971 and as of       Philip A. Barach and Jeffrey E. Gundlach, Group
                                        December 31, 2004, TCW and its affiliated    Managing Directors of TCW are responsible for
TCW                                     companies had approximately $110 billion     the day-to-day investment management of the
865 South Figueroa Street               under management.                            Fund and have more than 46 years' combined
Suite 1800                                                                           experience in the investment industry. They
Los Angeles, California 90017                                                        have served as Managing Directors since they
                                                                                     joined TCW in 1987 and 1985, respectively, and
                                                                                     have had portfolio management responsibilities
                                                                                     since that time.
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High-Yield Bond Fund                    Caywood-Scholl has provided investment       Eric K. Scholl, Managing Director, Portfolio
                                        advice with respect to high-yield,           Manager and President, Thomas Saake, Managing
Caywood-Scholl Capital Management       low grade fixed income instruments since     Director and Portfolio Manager and James R.
("Caywood-Scholl")                      1986. As of December 31, 2004, assets        Caywood, CFA, Managing Director and Chief
4350 Executive Drive, Suite 125         under management for all clients were        Executive Officer, are responsible for the
San Diego, California 92121             approximately $1.89 billion.                 day-to-day management of the Fund. Mr. Scholl
                                                                                     joined the firm in 1992 as partner and
                                                                                     President and as President has been responsible
                                                                                     for new business development and structured
                                                                                     products. He also has served as a Portfolio
                                                                                     Manager for Caywood-Scholl since 1992. He has
                                                                                     26 years' investment experience. Mr. Saake has
                                                                                     been with Caywood-Scholl since 1990 and has
                                                                                     served as a Portfolio Manager since 1996. He
                                                                                     has over 14 years' investment experience. Mr.
                                                                                     Caywood has more than 36 years' investment
                                                                                     industry experience. He joined Caywood-Scholl
                                                                                     in 1986 as Managing Director and Chief
                                                                                     Executive Officer and has held those positions
                                                                                     since 1986.
------------------------------------------------------------------------------------------------------------------------------------

NAME OF FUND AND NAME AND                           THE FUND MANAGER'S
ADDRESS OF FUND MANAGER                                 EXPERIENCE                                    FUND MANAGERS
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                Boston Advisors has been providing           The management of and investment decisions for
                                        investment counseling since 1971. Boston     the Short Duration Bond Fund are made by the
Boston Advisors, Inc.                   Advisors is an affiliate of the Advisors.    Fixed Income Institutional Portfolio Management
("Boston Advisors")                     Total assets under management for Boston     team of Boston Advisors comprised of Todd A.
One Federal Street                      Advisors as of December 31, 2004, were       Finkelstein, CFA and David Wheeler, CFA. Each
20th Floor                              approximately $4.9 billion.                  serves as Portfolio Manager and Analyst. Todd
Boston, Massachusetts 02110                                                          A. Finkelstein, CFA, Senior Vice President and
                                                                                     Director of Fixed-Income Investments has been
                                                                                     with Boston Advisors in that capacity since
                                                                                     1997. David Wheeler, CFA, Vice President and
                                                                                     Portfolio Manager has been with Boston Advisors
                                                                                     in that capacity since 2004. Prior to that
                                                                                     time, Mr. Wheeler was with MONY Capital
                                                                                     Management from 1993 to 2003, most recently
                                                                                     serving as Managing Director. Mr. Wheeler has
                                                                                     18 years' investment industry experience.
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income Fund                  MBIA has provided investment counseling      Susan Voltz and Patrick Tucci are responsible
                                        services since 1990. As of December 31,      for the day-to-day management of the Tax-Exempt
MBIA Capital Management Corp.           2004, assets under management for all        Income Fund. Ms. Voltz joined MBIA as Director
("MBIA")                                clients were approximately $41 billion.      and Portfolio Manager and has held those
113 King Street                                                                      positions since joining the firm in 1994. She
Armonk, New York 10504                                                               has 21 years' investment experience. Mr. Tucci,
                                                                                     Vice President and Portfolio Manager at MBIA,
                                                                                     concentrates on tax-exempt assets under
                                                                                     management. Prior to joining MBIA in 2002, from
                                                                                     1995 to 2001, he worked at Salomon
                                                                                     Smith Barney in Institutional Municipal Bonds
                                                                                     and Global Equities.
------------------------------------------------------------------------------------------------------------------------------------
Total Return Fund                       PIMCO has provided investment counseling     Mohamed El-Erian is responsible for the
                                        since 1971. As of December 31, 2004,         day-to-day management of the Fund. Mr. El-Erian
Pacific Investment Management           assets under management were $445.7          is a managing director, portfolio manager, and
Company LLC ("PIMCO")                  billion.                                     a senior member of PIMCO's portfolio management
840 Newport Center Drive, Suite 300                                                  and investment strategy group as well as head
Newport Beach, California 92660                                                      of the firm's emerging market portfolio
                                                                                     management team. He joined the firm in May
                                                                                     1999, having been associated with Salomon Smith
                                                                                     Barney/Citibank in London where he was managing
                                                                                     director heading the emerging markets economic
                                                                                     research team.
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                       JPMIM has provided investment counseling     The Money Market Fund is managed by John T.
                                        since 1984. As of December 31, 2004,         Donohue and John H. Tobin. Mr. Donohue, a
J.P. Morgan Investment                  assets under management were $791 billion.   Managing Director, is the global head of the
Management Inc.                                                                      Short Duration Investment Strategy Team. An
("JPMIM")                                                                            employee since 1997, his team is responsible
522 Fifth Avenue                                                                     for the management of all global taxable money
New York, New York 10036                                                             market, enhanced cash and short duration
                                                                                     portfolios. John is also a member of the U.S.
                                                                                     Macro Team. Mr. Tobin, a Vice President, is a
                                                                                     portfolio manager and trader in the U.S. Fixed
                                                                                     Income Group. An employee since 2001, he is
                                                                                     responsible for managing and trading money
                                                                                     market securities for both mutual funds and
                                                                                     separate accounts. Prior to joining the firm,
                                                                                     he worked for State Street Global Advisors
                                                                                     where he spent two years as a portfolio manager
                                                                                     on the reinvestment side of their Security
                                                                                     Lending Group.
------------------------------------------------------------------------------------------------------------------------------------


EXPENSE LIMITATION AGREEMENT


In the interest of limiting until February 28, 2006 the expenses of each Fund, the Advisors have entered into an expense limitation agreement with The Enterprise Group of Funds with respect to the Funds ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, the Advisors have agreed to waive or limit their fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business), are limited to the following respective expense ratios:


                             Total Expenses Limited to
                              (% of daily net assets)
                             -------------------------
FUNDS                                 CLASS Y
-----                                 -------
Multi-Cap Growth                       1.55%
Small Company Growth                   1.20%
Small Company Value                    1.30%
Capital Appreciation                   1.30%
Deep Value                             1.05%
Equity                                 1.15%
Equity Income                          1.05%
Growth                                 1.15%
Growth and Income                      1.05%
International Growth                   1.40%
Global Financial Services              1.30%
Global Socially Responsive             1.30%
Mergers and Acquisitions               1.45%
Technology                             1.45%
Managed                                1.00%
Strategic Allocation                   1.05%
Government Securities                  0.80%
High-Yield Bond                        0.85%
Short Duration Bond                    0.65%
Tax-Exempt Income                      0.65%
Total Return                           0.90%
Money Market                           0.70%

The Advisors may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the Fund's expense ratio and such reimbursements do not exceed the Fund's expense cap. If the actual expense ratio is less than the expense cap and the Advisors have recouped all eligible previous payments made, the Fund will be charged such lower expenses.

                              FINANCIAL HIGHLIGHTS
          FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

The financial highlights tables are intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with Enterprise's Financial Statements, is included in Enterprise's Annual Report. The information should be read in conjunction with the financial statements contained in Enterprise's Annual Report which are incorporated by reference into Enterprise's SAI and are available upon request.

--------------------------------------------------------------------------------
                        Enterprise Multi-Cap Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                             Year Ended December 31,           For the Period
                                                   Ten Months Ended   --------------------------------------        7/1/99
Enterprise Multi-Cap Growth Fund (Class Y)         October 31, 2004    2003      2002        2001      2000    through 12/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                   $ 6.91          $ 5.14   $  7.98     $  9.62   $ 13.76       $  5.00
                                                      ------          ------   -------     -------   -------       -------
Net Investment Income (Loss)/E/                        (0.07)          (0.06)    (0.06)      (0.04)    (0.09)        (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments                                         (0.11)           1.83     (2.78)      (1.60)    (4.05)         8.99
                                                      ------          ------   -------     -------   -------       -------
Total from Investment Operations                       (0.18)           1.77     (2.84)      (1.64)    (4.14)         8.97
                                                      ------          ------   -------     -------   -------       -------
Dividends from Net Investment Income                      --              --        --          --        --            --
Distributions from Capital Gains                          --              --        --          --        --         (0.21)
                                                      ------          ------   -------     -------   -------       -------
Total Distributions                                       --              --        --          --        --         (0.21)
                                                      ------          ------   -------     -------   -------       -------
Net Asset Value End of Period                         $ 6.73          $ 6.91   $  5.14       $7.98   $  9.62       $ 13.76
                                                      ======          ======   =======     =======   =======       =======
Total Return                                           (2.60)%/B/      34.44%   (35.59)%    (17.05)%  (30.09)%      179.66%/B/
Net Assets End of Period (in thousands)               $  295          $1,318   $   312     $   403   $   609       $   641
Ratio of Expenses to Average Net Assets                 1.55%/A/        1.51%     1.40%       1.40%     1.40%         1.40%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                            1.64%/A,H/      1.68%     1.76%       1.57%     1.46%         2.42%/A/
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                          (1.21)%/A/      (0.88)%   (0.98)%     (0.53)%   (0.67)%       (0.51)%/A/
Portfolio Turnover Rate                                  143%            161%      189%        105%      127%           32%

--------------------------------------------------------------------------------
                      Enterprise Small Company Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                Year Ended December 31,
                                                 Ten Months Ended   -----------------------------------------------
Enterprise Small Company Growth Fund (Class Y)   October 31, 2004     2003       2002       2001     2000     1999
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                  $ 27.55        $ 22.31     $ 29.51    $31.39   $33.56   $22.55
                                                     -------        -------    --------    ------   ------   ------
Net Investment Income (Loss)/E/                        (0.20)         (0.23)      (0.26)    (0.27)   (0.28)   (0.23)
Net Realized and Unrealized Gain (Loss) on
   Investments                                          0.00/F/        5.47       (6.94)    (1.39)    0.48    11.24
                                                     -------        -------    --------    ------   ------   ------
Total from Investment Operations                       (0.20)          5.24       (7.20)    (1.66)    0.20    11.01
                                                     -------        -------    --------    ------   ------   ------
Dividends from Net Investment Income                      --             --          --        --       --       --
Distributions from Capital Gains                          --             --          --     (0.22)   (2.37)      --
                                                     -------        -------    --------    ------   ------   ------
Total Distributions                                       --             --          --     (0.22)   (2.37)      --
                                                     -------        -------    --------    ------   ------   ------
Redemption Fees                                         0.00/F/        0.00/F/       --        --       --       --
                                                     -------        -------    --------    ------   ------   ------
Net Asset Value End of Period                        $ 27.35        $ 27.55     $ 22.31    $29.51   $31.39   $33.56
                                                     =======        =======    ========    ======   ======   ======
Total Return                                           (0.73)%/B/     23.49%    (24.40)%    (5.25)%   1.12%   48.82%
Net Assets End of Period (in thousands)              $10,434        $11,317     $ 7,375    $9,257   $9,350   $9,296
Ratio of Expenses to Average Net Assets                 1.20%/A/       1.20%      1.29%      1.40%    1.40%    1.40%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                            1.57%/A/       1.59%      1.64%      1.56%    1.52%    1.84%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  (0.89)%/A/     (0.95)%    (0.98)%    (0.95)%  (0.82)%  (0.93)%
Portfolio Turnover Rate                                   88%            81%         35%       42%      53%      62%

--------------------------------------------------------------------------------
                       Enterprise Small Company Value Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                             Year Ended December 31,
                                                                -------------------------------------------------
Enterprise Small Company Value               Ten Months Ended
Fund (Class Y)                               October 31, 2004     2003        2002        2001     2000     1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $10.24        $  7.39     $  8.47      $ 8.09   $ 8.73   $ 8.06
                                                  ------        -------     -------      ------   ------   ------
Net Investment Income (Loss)/E/                     0.01           0.00/F/     0.00/F/     0.01     0.03     0.02
Net Realized and Unrealized Gain (Loss) on
   Investments                                      0.72           2.85       (0.97)       0.40     0.52     1.30
                                                  ------        -------     -------      ------   ------   ------
Total from Investment Operations                    0.73           2.85       (0.97)       0.41     0.55     1.32
                                                  ------        -------     -------      ------   ------   ------
Dividends from Net Investment Income                  --             --          --          --       --       --
Distributions from Capital Gains                      --             --       (0.11)      (0.03)   (1.19)   (0.65)
                                                  ------        -------     -------      ------   ------   ------
Total Distributions                                   --             --       (0.11)      (0.03)   (1.19)   (0.65)
                                                  ------        -------     -------      ------   ------   ------
Redemption Fees                                     0.00/F/          --          --          --       --       --
                                                  ------        -------     -------      ------   ------   ------
Net Asset Value End of Period                     $10.97        $ 10.24     $  7.39      $ 8.47   $ 8.09   $ 8.73
                                                  ======        =======     =======      ======   ======   ======
Total Return                                        7.13%/B/      38.57%     (11.46)%      5.10%    6.95%   16.60%
Net Assets End of Period (in thousands)           $9,587        $10,072     $ 7,029      $7,067   $  851   $  619
Ratio of Expenses to Average Net Assets             1.14%/A/       1.15%       1.19%       1.15%    1.10%    1.18%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.07%/A/      (0.01)%     (0.04)%      0.18%    0.31%    0.23%
Portfolio Turnover Rate                               10%             8%         19%         32%      71%      46%

--------------------------------------------------------------------------------
                      Enterprise Capital Appreciation Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                   Year Ended December 31,
                                                                       --------------------------------------------------
Enterprise Capital Appreciation                    Ten Months Ended
Fund (Class Y)                                     October 31, 2004     2003      2002       2001       2000       1999
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $30.62         $23.09     $ 27.85    $ 34.84    $ 47.14    $38.79
                                                        ------         ------     -------    -------    -------    ------
Net Investment Income (Loss)/E/                          (0.03)         (0.12)      (0.14)     (0.11)     (0.07)    (0.28)
Net Realized and Unrealized Gain (Loss) on
   Investments                                            0.42           7.65       (4.62)     (6.88)     (5.52)    15.57
                                                        ------         ------     -------    -------    -------    ------
Total from Investment Operations                          0.39           7.53       (4.76)     (6.99)     (5.59)    15.29
                                                        ------         ------     -------    -------    -------    ------
Dividends from Net Investment Income                        --             --          --         --         --        --
Distributions from Capital Gains                            --             --          --         --      (6.71)    (6.94)
                                                        ------         ------     -------    -------    -------    ------
Total Distributions                                         --             --          --         --      (6.71)    (6.94)
                                                        ------         ------     -------    -------    -------    ------
Redemption Fees                                           0.00/F/        0.00/F/       --         --         --        --
                                                        ------         ------     -------    -------    -------    ------
Net Asset Value End of Period                           $31.01         $30.62     $ 23.09    $ 27.85    $ 34.84    $47.14
                                                        ======         ======     =======    =======    =======    ======
Total Return                                              1.27%/B/      32.61%     (17.09)%   (20.06)%   (13.77)%   40.04%
Net Assets End of Period (in thousands)                 $7,125         $4,033     $   970    $   433    $   532    $  428
Ratio of Expenses to Average Net Assets                   1.16%/A,H/     1.16%       1.23%      1.16%      1.08%     1.07%
Ratio of Expenses to Average Net Assets
   (Excluding Expense Offset Arrangements)                1.18%/A,H/     1.16%       1.23%      1.18%      1.08%     1.07%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                            (0.11)%/A/     (0.46)%     (0.56)%    (0.40)%    (0.19)%   (0.69)%
Portfolio Turnover Rate                                     69%           82%         111%       111%       140%      170%

--------------------------------------------------------------------------------
                           Enterprise Deep Value Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                   Year Ended
                                                                                  December 31,      For the Period
                                                            Ten Months Ended   -----------------       05/31/01
Enterprise Deep Value Fund (Class Y)                        October 31, 2004     2003      2002    through 12/31/01
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                              $ 9.75        $ 7.61    $  9.95        $10.00
                                                                 ------        ------    -------        ------
Net Investment Income (Loss)/E/                                    0.09          0.12       0.10          0.04
Net Realized and Unrealized Gain (Loss) on Investments             0.16          2.12      (2 35)        (0.06)
                                                                 ------        ------    -------        ------
Total from Investment Operations                                   0.25          2.24      (2 25)        (0.02)
                                                                 ------        ------    -------        ------
Dividends from Net Investment Income                                 --         (0.10)     (0.08)           --
Distributions from Capital Gains                                     --            --      (0.01)        (0.03)
                                                                 ------        ------    -------        ------
Total Distributions                                                  --         (0.10)     (0.09)        (0.03)
                                                                 ------        ------    -------        ------
Net Asset Value End of Period                                    $10.00        $ 9.75    $  7.61        $ 9.95
                                                                 ======        ======    =======        ======
Total Return                                                       2.56%/B/     29.45%    (22.61)%       (0.21)%/B/
Net Assets End of Period (in thousands)                          $  353        $  294    $   251        $  166
Ratio of Expenses to Average Net Assets                            1.05%/A/      1.05%      1.05%         1.05%/A/
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                                  1.43%/A/      1.63%      1.88%         3.90%/A/
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                          1.08%/A,H/    1.39%      1.13%         0.71%/A/
Portfolio Turnover Rate                                              34%           30%        43%           16%

--------------------------------------------------------------------------------
                             Enterprise Equity Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                  Year Ended December 31,
                                                Ten Months Ended    --------------------------------------------------
Enterprise Equity Fund (Class Y)                October 31, 2004     2003        2002       2001      2000       1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                  $ 5 94         $ 3.93     $  5.57    $  6.85    $ 7.26     $ 6.43
                                                     ------         ------     -------    -------    ------     ------
Net Investment Income (Loss)/E/                       (0.04)         (0.04)      (0.04)     (0.04)    (0.03)      0.01
Net Realized and Unrealized Gain (Loss) on
   Investments                                         0.23           2.05       (1.60)     (1.21)    (0.26)      1.13
                                                     ------         ------     -------    -------    ------     ------
Total from Investment Operations                       0.19           2.01       (1.64)     (1.25)    (0.29)      1.14
                                                     ------         ------     -------    -------    ------     ------
Dividends from Net Investment Income                     --             --          --         --        --         --
Distributions from Capital Gains                         --             --          --      (0.03)    (0.12)     (0.31)
                                                     ------         ------     -------    -------    ------     ------
Total Distributions                                      --             --          --      (0.03)    (0.12)     (0.31)
                                                     ------         ------     -------    -------    ------     ------
Redemption Fees                                        0.00/F/        0.00/F/       --         --        --         --
                                                     ------         ------     -------    -------    ------     ------
Net Asset Value End of Period                        $ 6.13         $ 5.94     $  3.93    $  5.57    $ 6.85     $ 7.26
                                                     ======         ======     =======    =======    ======     ======
Total Return                                           3.20%/B/      51.15%     (29.44)%   (18.21)%   (4.26)%    17.89%
Net Assets End of Period (in thousands)              $4,802         $2,166     $   918    $ 1,004    $  376     $  161
Ratio of Expenses to Average Net Assets                1.15%/A/       1.15%       1.15%      1.15%     1.15%      1.15%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                           1.19%/A,H/     1.22%       1.35%      1.24%     1.37%      2.15%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (0.82)%/A/     (0.79)%     (0.83)%    (0.77)%   (0.43)%     0.21%
Portfolio Turnover Rate                                  16%            19%         15%        19%       27%       176%

--------------------------------------------------------------------------------
                          Enterprise Equity Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                            Year Ended December 31,
Enterprise Equity Income Fund                Ten Months Ended   ----------------------------------------------
(Class Y)                                    October 31, 2004     2003     2002       2001      2000     1999
--------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $22.97        $18.38   $ 22.10    $ 25.70    $27.46   $26.87
                                                  ------        ------   -------    -------    ------   ------
Net Investment Income (Loss)/E/                     0.30          0.34      0.28       0.30      0.33     0.34
Net Realized and Unrealized Gain (Loss) on
   Investments                                      2.15          4.59     (3.55)     (3.23)     1.11     1.70
                                                  ------        ------   -------    -------    ------   ------
Total from Investment Operations                    2.45          4.93     (3.27)     (2.93)     1.44     2.04
                                                  ------        ------   -------    -------    ------   ------
Dividends from Net Investment Income               (0.18)        (0.34)    (0.28)     (0.29)    (0.34)   (0.33)
Distributions from Capital Gains                      --            --     (0.17)     (0.38)    (2.86)   (1.12)
                                                  ------        ------   -------    -------    ------   ------
Total Distributions                                (0.18)        (0.34)    (0.45)     (0.67)    (3.20)   (1.45)
                                                  ------        ------   -------    -------    ------   ------
Redemption Fees                                     0.00/F/         --        --         --        --       --
                                                  ------        ------   -------    -------    ------   ------
Net Asset Value End of Period                     $25.24        $22.97   $ 18.38    $ 22.10    $25.70   $27.46
                                                  ======        ======   =======    =======    ======   ======
Total Return                                       10.68%/B/     26.99%   (14.85)%   (11.44)%    5.94%    7.69%
Net Assets End of Period (in thousands)           $  681        $  265   $   273    $   321    $  125   $  153
Ratio of Expenses to Average Net Assets             1.05%/A/      1.05%     1.05%      1.05%     1.05%    1.05%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        1.17%/A,H/    1.20%     1.22%      1.15%     1.07%    1.07%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               1.50%/A,H/    1.79%     1.36%      1.28%     1.28%    1.20%
Portfolio Turnover Rate                               57%          105%       41%        48%       33%      32%

--------------------------------------------------------------------------------
                             Enterprise Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                               Year Ended December 31,
Enterprise Growth Fund                       Ten Months Ended   ----------------------------------------------------
(Class Y)                                    October 31, 2004     2003      2002       2001         2000       1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $ 16.53       $ 14.15   $ 18.37    $ 21.10      $ 25.06    $ 21.41
                                                  -------       -------   -------    -------      -------    -------
Net Investment Income (Loss)/E/                      0.01         (0.04)     0.02       0.02         0.01      (0.02)
Net Realized and Unrealized Gain (Loss) on
   Investments                                      (0.21)         2.42     (4.24)     (2.75)       (1.91)      4.80
                                                  -------       -------   -------    -------      -------    -------
Total from Investment Operations                    (0.20)         2.38     (4.22)     (2.73)       (1.90)      4.78
                                                  -------       -------   -------    -------      -------    -------
Dividends from Net Investment Income                   --            --        --         --           --         --
Distributions from Capital Gains                       --            --        --         --        (2.06)     (1.13)
                                                  -------       -------   -------    -------      -------    -------
Total Distributions                                    --            --        --         --        (2.06)     (1.13)
                                                  -------       -------   -------    -------      -------    -------
Net Asset Value End of Period                     $ 16.33       $ 16.53   $ 14.15    $ 18.37      $ 21.10    $ 25.06
                                                  =======       =======   =======    =======      =======    =======
Total Return                                        (1.21)%/B/    16.82%   (22.97)%   (12.94)%      (7.49)%    22.52%
Net Assets End of Period (in thousands)           $56,861       $56,846   $41,255    $52,671      $66,749    $86,826
Ratio of Expenses to Average Net Assets              1.10%/A/      1.10%     1.13%      1.04%        0.96%      0.95%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                0.10%/A/      0.27%     0.15%      0.09%        0.03%     (0.07)%
Portfolio Turnover Rate                                41%           38%       43%        52%          65%        38%

--------------------------------------------------------------------------------
                        Enterprise Growth and Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                  Year Ended December 31,
Enterprise Growth and Income Fund                     Ten Months Ended  ---------------------------------------------
(Class Y)                                             October 31, 2004   2003     2002      2001       2000    1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                      $ 31.26        $ 24.67  $ 33.50   $ 39.08   $ 38.91  $ 29.13
                                                         -------        -------  -------   -------   -------  -------
Net Investment Income (Loss)/E/                             0.16           0.22     0.16      0.23      0.23     0.14
Net Realized and Unrealized Gain (Loss) on
   Investments                                              1.35           6.52    (8.99)    (5.66)    (0.06)    9.65
                                                         -------        -------  -------   -------   -------  -------
Total from Investment Operations                            1.51           6.74    (8.83)    (5.43)     0.17     9.79
                                                         -------        -------  -------   -------   -------  -------
Dividends from Net Investment Income                          --          (0.15)      --        --        --       --
Distributions from Capital Gains                              --             --       --     (0.15)       --    (0.01)
                                                         -------        -------  -------   -------   -------  -------
Total Distributions                                           --          (0.15)      --     (0.15)       --    (0.01)
                                                         -------        -------  -------   -------   -------  -------
Net Asset Value End of Period                            $ 32.77        $ 31.26  $ 24.67   $ 33.50   $ 39.08  $ 38.91
                                                         =======        =======  =======   =======   =======  =======
Total Return                                                4.73%/B/      27.33%  (26.36)%  (13.90)%    0.44%   33.59%
Net Assets End of Period (in thousands)                  $19,403        $17,118  $10,011   $13,217   $16,892  $17,116
Ratio of Expenses to Average Net Assets                     1.05%/A/       1.05%    1.05%     1.05%     1.05%    1.05%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                                1.27%/A/       1.29%    1.26%     1.14%     1.09%    1.18%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                   0.61%/A/       0.81%    0.56%     0.66%     0.58%    0.41%
Portfolio Turnover Rate                                       33%           118%      17%        3%       10%       3%

--------------------------------------------------------------------------------
                      Enterprise International Growth Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                    Year Ended December 31,
Enterprise International Growth                       Ten Months Ended  ----------------------------------------------
Fund (Class Y)                                        October 31, 2004    2003     2002      2001      2000      1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                     $ 13.56         $ 10.39  $ 12.90   $ 18.41   $ 23.82   $ 18.88
                                                        -------         -------  -------   -------   -------   -------
Net Investment Income (Loss)/E/                            0.06            0.06     0.09     (0.02)    (0.06)    (0.03)
Net Realized and Unrealized Gain (Loss) on
   Investments                                            (0.54)           3.04    (2.61)    (5.49)    (4.58)     7.40
                                                        -------         -------  -------   -------   -------   -------
Total from Investment Operations                          (0.48)           3.10    (2.52)    (5.51)    (4.64)     7.37
                                                        -------         -------  -------   -------   -------   -------
Dividends from Net Investment Income                         --              --       --        --        --     (0.25)
Distributions from Capital Gains                             --              --       --        --     (0.77)    (2.18)
                                                        -------         -------  -------   -------   -------   -------
Total Distributions                                          --              --       --        --     (0.77)    (2.43)
                                                        -------         -------  -------   -------   -------   -------
Redemption Fees                                            0.00/F/         0.07     0.01        --        --        --
                                                        -------         -------  -------   -------   -------   -------
Net Asset Value End of Period                           $ 13.08         $ 13.56  $ 10.39   $ 12.90   $ 18.41   $ 23.82
                                                        =======         =======  =======   =======   =======   =======
Total Return                                              (3.54)%/B/      30.51%  (19.46)%  (29.93)%  (19.53)%   40.39%
Net Assets End of Period (in thousands)                 $15,199         $15,097  $10,616   $13,797   $20,515   $20,738
Ratio of Expenses to Average Net Assets                    1.40%/A/        1.40%    1.40%     1.53%     1.39%     1.48%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                          1.43%/A,H/      1.50%    1.65%     1.53%     1.39%     1.48%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                  0.55%/A,H/      0.50%    0.80%    (0.12)%    0.30%    (0.14)%
Portfolio Turnover Rate                                     115%             56%     182%       99%       66%      131%

--------------------------------------------------------------------------------
                    Enterprise Global Financial Services Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                             Year Ended December 31,
Enterprise Global Financial Services Fund     Ten Months Ended   ----------------------------------------------
(Class Y)                                     October 31, 2004    2003       2002      2001      2000     1999
---------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 6.98           $ 5.12     $ 5.84    $ 6.64    $ 5.59   $ 6.05
                                                ------           ------     ------    ------    ------   ------
Net Investment Income (Loss)/E/                   0.10             0.10       0.11      0.07      0.08     0.10
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.61             1.87      (0.63)    (0.60)     1.17    (0.38)
                                                ------           ------     ------    ------    ------   ------
Total from Investment Operations                  0.71             1.97      (0.52)    (0.53)     1.25    (0.28)
                                                ------           ------     ------    ------    ------   ------
Dividends from Net Investment Income                --            (0.09)     (0.11)    (0.08)    (0.07)   (0.06)
Distributions from Capital Gains                    --            (0.02)     (0.09)    (0.19)    (0.13)   (0.12)
                                                ------           ------     ------    ------    ------   ------
Total Distributions                                 --            (0.11)     (0.20)    (0.27)    (0.20)   (0.18)
                                                ------           ------     ------    ------    ------   ------
Redemption Fees                                   0.00/F/          0.00/F/      --        --        --       --
                                                ------           ------     ------    ------    ------   ------
Net Asset Value End of Period                   $ 7.69           $ 6.98     $ 5.12    $ 5.84    $ 6.64   $ 5.59
                                                ======           ======     ======    ======    ======   ======
Total Return                                     10.17%/B/        38.67%     (8.80)%   (7.89)%   22.39%   (4.51)%
Net Assets End of Period (in thousands)         $8,737           $7,941     $5,754    $6,258    $6,770   $5,477
Ratio of Expenses to Average Net Assets           1.30%/A/         1.30%      1.30%     1.30%     1.30%    1.30%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                      1.47%/A,H/       1.51%      1.55%     1.47%     1.65%    2.57%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             1.65%/A/         1.78%      1.96%     1.12%     1.36%    1.63%
Portfolio Turnover Rate                             25%              87%         9%       56%       26%      16%

--------------------------------------------------------------------------------
                   Enterprise Global Socially Responsive Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                   Year Ended December 31,       For the Period
Enterprise Global Socially Responsive         Ten Months Ended   ---------------------------        09/29/00
Fund (Class Y)                                October 31, 2004    2003     2002        2001     through 12/31/00
----------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $ 9.10           $ 7.17   $  8.74    $  9.76         $10.00
                                                ------           ------   -------    -------         ------
Net Investment Income (Loss)/E/                   0.03            (0.04)     0.03       0.05           0.12
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.29             1.97     (1.62)     (1.05)         (0.36)
                                                ------           ------   -------    -------         ------
Total from Investment Operations                  0.32             1.93     (1.59)     (1.00)         (0.24)
                                                ------           ------   -------    -------         ------
Dividends from Net Investment Income                --               --        --         --             --
Distributions from Capital Gains                    --               --        --      (0.02)            --
                                                ------           ------   -------    -------         ------
Total Distributions                                 --               --        --      (0.02)            --
                                                ------           ------   -------    -------         ------
Redemption Fees                                   0.00/F/            --      0.02         --             --
                                                ------           ------   -------    -------         ------
Net Asset Value End of Period                   $ 9.42           $ 9.10   $  7.17    $  8.74         $ 9.76
                                                ======           ======   =======    =======         ======
Total Return                                      3.52%/B/        26.92%   (17.96)%   (10.28)%        (2.40)%/B/
Net Assets End of Period (in thousands)         $1,917           $  225   $   126    $   120         $   98
Ratio of Expenses to Average Net Assets           1.30%/A/         1.30%     1.30%      1.30%          1.30%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                      2.08%/A,H/       2.80%     3.12%      3.63%         12.58%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             0.78%/A,H/       0.50%     0.44%      0.57%          1.59%/A/
Portfolio Turnover Rate                             32%              39%       32%        44%            16%

--------------------------------------------------------------------------------
                    Enterprise Mergers and Acquisitions Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                     Year Ended
                                                                                     December 31,      For the Period
Enterprise Mergers and Acquisitions Fund                      Ten Months Ended    ----------------         02/28/01
(Class Y)                                                     October 31, 2004     2003      2002    through 12/31/2001
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                $ 11.19        $ 9.77    $10.13         $10.00
                                                                   -------        ------    ------         ------
Net Investment Income (Loss)/E/                                       0.01         (0.01)     0.03           0.06
Net Realized and Unrealized Gain (Loss) on Investments                0.25          1.58     (0.32)          0.19
                                                                   -------        ------    ------         ------
Total from Investment Operations                                      0.26          1.57     (0.29)          0.25
                                                                   -------        ------    ------         ------
Dividends from Net Investment Income                                    --            --        --             --
Distributions from Capital Gains                                        --         (0.15)    (0.07)         (0.12)
                                                                   -------        ------    ------         ------
Total Distributions                                                     --         (0.15)    (0.07)         (0.12)
                                                                   -------        ------    ------         ------
Redemption Fees                                                       0.00/F/         --        --             --
                                                                   -------        ------    ------         ------
Net Asset Value End of Period                                      $ 11.45        $11.19    $ 9.77         $10.13
                                                                   =======        ======    ======         ======
Total Return                                                          2.32%/B/     16.06%    (2.87)%         2.52%/B/
Net Assets End of Period (in thousands)                            $12,001        $4,885    $1,014         $  724
Ratio of Expenses to Average Net Assets                               1.29%/A,H/    1.31%     1.38%          1.45%/A/
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                                     1.29%/A,H/    1.31%     1.38%          1.66%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets           0.12%/A,H/   (0.11)%    0.30%          0.68%/A/
Portfolio Turnover Rate                                                138%          233%      184%           238%

--------------------------------------------------------------------------------
                          Enterprise Technology Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------





                                                                         Year Ended December 31,           For the Period
Enterprise Technology Fund                   Ten Months Ended   ----------------------------------------        07/1/99
(Class Y)                                    October 31, 2004    2003        2002      2001        2000    through 12/31/99
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $ 9.55        $ 5.38     $ 10.35    $ 15.60    $ 31.82       $ 10.00
                                                  ------        ------     -------    -------    -------       -------
Net Investment Income (Loss)/E/                    (0.10)        (0.09)      (0.08)     (0.11)     (0.34)        (0.06)
Net Realized and Unrealized Gain (Loss) on
   Investments                                     (0.77)         4.26       (4.89)     (5.14)    (15.78)        22.23
                                                  ------        ------     -------    -------    -------       -------
Total from Investment Operations                   (0.87)         4.17       (4.97)     (5.25)    (16.12)        22.17
                                                  ------        ------     -------    -------    -------       -------
Dividends from Net Investment Income                  --            --          --         --         --            --
Distributions from Capital Gains                      --            --          --         --      (0.10)        (0.35)
                                                  ------        ------     -------    -------    -------       -------
Total Distributions                                   --            --          --         --      (0.10)        (0.35)
                                                  ------        ------     -------    -------    -------       -------
Redemption Fees                                     0.00/F/       0.00/F/       --         --         --            --
                                                  ------        ------     -------    -------    -------       -------
Net Asset Value End of Period                     $ 8.68        $ 9.55     $  5.38    $ 10.35    $ 15.60       $ 31.82
                                                  ======        ======     =======    =======    =======       =======
Total Return                                       (9.11)%/B/    77.51%     (48.02)%   (33.65)%   (50.84)%      221.79%/B/
Net Assets End of Period (in thousands)           $  553        $  682     $   341    $   430    $   605       $ 1,381
Ratio of Expenses to Average Net Assets             1.45%/A/      1.45%       1.45%      1.45%      1.39%         1.45%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                        1.77%/A,H/    1.87%       2.12%      1.66%      1.39%         1.79%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                              (1.34)%/A/    (1.21)%     (1.20)%    (0.93)%    (1.16)%       (0.68)%/A/
Portfolio Turnover Rate                              240%          233%        322%       331%       256%           31%

--------------------------------------------------------------------------------
                             Enterprise Managed Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                       Year Ended December 31,
                                                       Ten Months Ended   ------------------------------------------------
Enterprise Managed Fund (Class Y)                      October 31, 2004    2003     2002        2001       2000      1999
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                         $6.65         $ 5.57   $  7.10    $  8.01    $  9.05   $  9.25
                                                            -----         ------   -------    -------    -------   -------
Net Investment Income (Loss)/E/                              0.06           0.07      0.02       0.03       0.10      0.10
Net Realized and Unrealized Gain (Loss) on
   Investments                                               0.08           1.09     (1.55)     (0.94)     (0.04)     0.62
                                                            -----         ------   -------    -------    -------   -------
Total from Investment Operations                             0.14           1.16     (1.53)     (0.91)      0.06      0.72
                                                            -----         ------   -------    -------    -------   -------
Dividends from Net Investment Income                           --          (0.08)       --         --      (0.11)    (0.11)
Distributions from Capital Gains                               --             --        --         --      (0.99)    (0.81)
                                                            -----         ------   -------    -------    -------   -------
Total Distributions                                            --          (0.08)       --         --      (1.10)    (0.92)
                                                            -----         ------   -------    -------    -------   -------
Redemption Fees                                              0.00/F/          --        --         --         --        --
                                                            -----         ------   -------    -------    -------   -------
Net Asset Value End of Period                               $6.79         $ 6.65   $  5.57    $  7.10    $  8.01   $  9.05
                                                            =====         ======   =======    =======    =======   =======
Total Return                                                 2.11%/B/      20.91%   (21.55)%   (11.36)%     0.83%     7.94%
Net Assets End of Period (in thousands)                     $ 381         $  374   $   172    $43,417    $54,761   $81,090
Ratio of Expenses to Average Net Assets                      1.00%/A/       1.00%     1.05%      1.05%      1.06%     1.03%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                            1.31%/A/       1.33%     1.20%      1.13%      1.07%     1.03%
Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                    1.04%/A/       1.10%     0.28%      0.37%      1.23%     1.04%
Portfolio Turnover Rate                                        53%            78%       88%       130%        22%       95%

--------------------------------------------------------------------------------
                      Enterprise Strategic Allocation Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------


                                                                                          Year Ended
                                                                                         December 31,       For the Period
                                                                    Ten Months Ended   ----------------        08/31/01
Enterprise Strategic Allocation Fund (Class Y)                      October 31, 2004    2003      2002     through 12/31/01
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                      $ 9.98        $ 7.97   $ 10.17         $10.00
                                                                         ------        ------   -------         ------
Net Investment Income (Loss)/E/                                            0.06          0.07      0.06           0.02
Net Realized and Unrealized Gain (Loss) on Investments                     0.16          1.98     (2.26)          0.17
                                                                         ------        ------   -------         ------
Total From Investment Operations                                           0.22          2.05     (2.20)          0.19
                                                                         ------        ------   -------         ------
Dividends from Net Investment Income                                         --         (0.04)       --             --
Distributions from Capital Gains                                             --            --        --          (0.02)
                                                                         ------        ------   -------         ------
Total Distributions                                                          --         (0.04)       --          (0.02)
                                                                         ------        ------   -------         ------
Net Asset Value End of Period                                            $10.20        $ 9.98   $  7.97         $10.17
                                                                         ======        ======   =======         ======
Total Return                                                               2.20%/B/     25.72%   (21.63)%         1.92%/B/
Net Assets End of Period (in thousands)                                  $1,338        $1,355   $ 1,124         $1,224
Ratio of Expenses to Average Net Assets                                    1.05%/A/      1.05%     1.05%          1.05%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)          1.41%/A/      1.59%     1.74%          3.59%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets                0.68%/A/      0.81%     0.72%          0.50%/A/
Portfolio Turnover Rate                                                      12%            9%       23%            18%

--------------------------------------------------------------------------------
                     Enterprise Government Securities Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                   Year Ended December 31,
Enterprise Government Securities Fund                Ten Months Ended   ---------------------------------------------
(Class Y)                                            October 31, 2004     2003       2002     2001     2000     1999
---------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $ 12.65          $ 12.86    $ 12.37   $12.11   $11.56   $12.14
                                                       -------          -------    -------   ------   ------   ------
Net Investment Income (Loss)/E/                           0.42             0.56       0.65     0.72     0.71     0.70
Net Realized and Unrealized Gain (Loss) on
   Investments                                            0.07            (0.23)      0.48     0.24     0.55    (0.58)
                                                       -------          -------    -------   ------   ------   ------
Total from Investment Operations                          0.49             0.33       1.13     0.96     1.26     0.12
                                                       -------          -------    -------   ------   ------   ------
Dividends from Net Investment Income                     (0.42)           (0.51)     (0.64)   (0.70)   (0.71)   (0.70)
Distributions from Capital Gains                            --            (0.03)        --       --       --       --
                                                       -------          -------    -------   ------   ------   ------
Total Distributions                                      (0.42)           (0.54)     (0.64)   (0.70)   (0.71)   (0.70)
                                                       -------          -------    -------   ------   ------   ------
Redemption Fees                                           0.00/F/          0.00/F/      --       --       --       --
                                                       -------          -------    -------   ------   ------   ------
Net Asset Value End of Period                          $ 12.72          $ 12.65    $ 12.86   $12.37   $12.11   $11.56
                                                       =======          =======    =======   ======   ======   ======
Total Return                                              3.95%/B/         2.59%      9.37%    8.07%   11.28%    1.04%
Net Assets End of Period (in thousands)                $22,222          $18,720    $10,242   $7,669   $7,171   $6,212
Ratio of Expenses to Average Net Assets                   0.80%/A/         0.80%      0.82%    0.85%    0.85%    0 85%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                         1.07%/A/         1.05%      1.03%    0.92%    0.91%    0.94%
Ratio of Net Investment Income (Loss) to Average
   Net Assets                                             3.97%/A,H/       4.37%      5.18%    5.78%    6.06%    5.92%
Portfolio Turnover Rate                                      8%              50%        11%      15%       7%      11%

--------------------------------------------------------------------------------
                         Enterprise High-Yield Bond Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                   Year Ended December 31,
Enterprise High-Yield Bond Fund                      Ten Months Ended   --------------------------------------------
(Class Y)                                            October 31, 2004     2003      2002     2001     2000     1999
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                    $  9.81          $  8.77    $ 9.49   $ 9.74   $10.99   $11.51
                                                       -------          -------    ------   ------   ------   ------
Net Investment Income (Loss)/E/                           0.55             0.68      0.73     0.86     0.99     0.99
Net Realized and Unrealized Gain (Loss) on
   Investments                                            0.17             1.05     (0.72)   (0.25)   (1.25)   (0.51)
                                                       -------          -------    ------   ------   ------   ------
Total from Investment Operations                          0.72             1.73      0.01     0.61    (0.26)    0.48
                                                       -------          -------    ------   ------   ------   ------
Dividends from Net Investment Income                     (0.55)           (0.69)    (0.73)   (0.86)   (0.99)   (0.99)
Distributions from Capital Gains                            --               --        --       --       --    (0.01)
                                                       -------          -------    ------   ------   ------   ------
Total Distributions                                      (0.55)           (0.69)    (0.73)   (0.86)   (0.99)   (1.00)
                                                       -------          -------    ------   ------   ------   ------
Redemption Fees                                           0.00/F/          0.00/F/     --       --       --       --
                                                       -------          -------    ------   ------   ------   ------
Net Asset Value End of Period                          $  9.98          $  9.81    $ 8.77   $ 9.49   $ 9.74   $10.99
                                                       =======          =======    ======   ======   ======   ======
Total Return                                              7.67%/B/        20.41%     0.29%    6.32%   (2.52)%   4.30%
Net Assets End of Period (in thousands)                $30,572          $26,677    $5,555   $4,189   $  808   $1,179
Ratio of Expenses to Average Net Assets                   0.85%/A/         0.85%     0.85%    0.85%    0.85%    0.85%
Ratio of Expenses to Average Net Assets (Excluding
   Reimbursement)                                         0.93%/A/         0.94%     1.02%    1.00%    0.97%    0.96%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                                     6.84%/A,H/       7.15%     8.17%    8.72%    9.48%    8.73%
Portfolio Turnover Rate                                     58%              55%       66%      75%      61%      84%

--------------------------------------------------------------------------------
                       Enterprise Short Duration Bond Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                                                            For the Period
                                                                    Ten Months Ended      Year Ended           11/29/02
Enterprise Short Duration Bond Fund (Class Y)                       October 31, 2004   December 31, 2003   through 12/31/02
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period                                   $10.08                $10.02            $10.00
                                                                      ------                ------            ------
Net Investment Income (Loss)/E/                                         0.23                  0.26              0.01
Net Realized and Unrealized Gain (Loss) on Investments                 (0.07)                 0.07              0.02
                                                                      ------                ------            ------
Total from Investment Operations                                        0.16                  0.33              0.03
                                                                      ------                ------            ------
Dividends from Net Investment Income                                   (0.23)                (0.27)            (0.01)
Distributions from Capital Gains                                          --                    --                --
                                                                      ------                ------            ------
Total Distributions                                                    (0.23)                (0.27)            (0.01)
                                                                      ------                ------            ------
Redemption Fees                                                         0.00/F/                 --                --
                                                                      ------                ------            ------
Net Asset Value End of Period                                         $10.01                $10.08            $10.02
                                                                      ======                ======            ======
Total Return                                                            1.75%/B/              3.28%             0.34%/B/
Net Assets End of Period (in thousands)                               $1,425                $1,213            $1,102
Ratio of Expenses to Average Net Assets                                 0.65%/A/              0.65%             0.00%/A/
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)       0.96%/A/              1.25%             7.69%/A/
Ratio of Net Investment Income (Loss) to Average Net Assets             2.68%/A,H/            2.55%             1.57%/A/
Portfolio Turnover Rate                                                   23%                   18%                0%

--------------------------------------------------------------------------------
                       Enterprise Tax-Exempt Income Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                          Year Ended December 31,
Enterprise Tax-Exempt Income Fund            Ten Months Ended   ------------------------------------------
(Class Y)                                    October 31, 2004    2003     2002     2001     2000     1999
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period             $14.19          $14.17   $13.49   $13.60   $12.82   $13.84
                                                ------          ------   ------   ------   ------   ------
Net Investment Income (Loss)/E/                   0.45            0.54     0.57     0.59     0.61     0.61
Net Realized and Unrealized Gain (Loss) on
   Investments                                    0.03            0.13     0.71    (0.11)    0.78    (0.92)
                                                ------          ------   ------   ------   ------   ------
Total from Investment Operations                  0.48            0.67     1.28     0.48     1.39    (0.31)
                                                ------          ------   ------   ------   ------   ------
Dividends from Net Investment Income             (0.45)          (0.54)   (0.57)   (0.59)   (0.61)   (0.61)
Distributions from Capital Gains                 (0.03)          (0.11)   (0.03)      --       --    (0.10)
                                                ------          ------   ------   ------   ------   ------
Total Distributions                              (0.48)          (0.65)   (0.60)   (0.59)   (0.61)   (0.71)
                                                ------          ------   ------   ------   ------   ------
Redemption Fees                                   0.00/F/           --       --       --       --       --
                                                ------          ------   ------   ------   ------   ------
Net Asset Value End of Period                   $14.19          $14.19   $14.17   $13.49   $13.60   $12.82
                                                ======          ======   ======   ======   ======   ======
Total Return                                      3.45%/B/        4.83%    9.66%    3.56%   11.15%   (2.32)%
Net Assets End of Period (in thousands)         $  103          $  102   $  102   $   78   $   49   $   61
Ratio of Expenses to Average Net Assets           0.65%/A/        0.65%    0.65%    0.65%    0.65%    0.65%
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement and Expense
   Offset Arrangements)                           0.87%/A/        0.88%    0.90%    0.88%    0.91%    0.99%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                             3.84%/A/        3.82%    4.11%    4.31%    4.68%    4.51%
Portfolio Turnover Rate                             14%             15%      20%      34%      41%     110%

--------------------------------------------------------------------------------
                         Enterprise Total Return Fund
                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                Year Ended December 31,    For the Period
                                             Ten Months Ended   -----------------------       08/31/01
Enterprise Total Return Fund (Class Y)       October 31, 2004        2003      2002       through 12/31/01
----------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period            $10.42               $10.24   $10.03          $10.00
                                               ------               ------   ------          ------
Net Investment Income (Loss)/E/                  0.15                 0.22     0.36            0.12
Net Realized and Unrealized Gain (Loss) on
   Investments                                   0.25                 0.34     0.44            0.10
                                               ------               ------   ------          ------
Total from Investment Operations                 0.40                 0.56     0.80            0.22
                                               ------               ------   ------          ------
Dividends from Net Investment Income            (0.17)               (0.26)   (0.38)          (0.12)
Distributions from Capital Gains                (0.07)               (0.12)   (0.21)          (0.07)
                                               ------               ------   ------          ------
Total Distributions                             (0.24)               (0.38)   (0.59)          (0.19)
                                               ------               ------   ------          ------
Redemption Fees                                  0.00/F/                --       --              --
                                               ------               ------   ------          ------
Net Asset Value End of Period                  $10.58               $10.42   $10.24          $10.03
                                               ======               ======   ======          ======
Total Return                                     3.95%/B/             5.53%    8.16%           2.24%/B/
Net Assets End of Period (in thousands)        $2,075               $2,111   $2,053          $1,495
Ratio of Expenses to Average Net Assets          0.90%/A/             0.90%    0.90%           0.90%/A/
Ratio of Expenses to Average Net Assets
   (Excluding Reimbursement)                     1.17%/A,H/           1.14%    1.27%           2.68%/A/
Ratio of Net Investment Income (Loss) to
   Average Net Assets                            1.78%/A,H/           2.07%    3.79%           3.56%/A/
Portfolio Turnover Rate                           260%                 396%     467%            160%

--------------------------------------------------------------------------------
                          Enterprise Money Market Fund
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period is as follows:
--------------------------------------------------------------------------------




                                                                           Year Ended December 31,
                                             Ten Months Ended   ---------------------------------------------
Enterprise Money Market Fund (Class Y)       October 31, 2004     2003       2002     2001     2000     1999
-------------------------------------------------------------------------------------------------------------
Net Asset Value Beginning of Period               $ 1.00        $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                                  ------        ------      ------   ------   ------   ------
Net Investment Income (Loss)/E/                     0.01          0.01        0.01     0.04     0.06     0.05
Net Realized and Unrealized Gain (Loss) on
   Investments                                        --         (0.00)/F/      --       --       --       --
                                                  ------        ------      ------   ------   ------   ------
Total from Investment Operations                    0.01          0.01        0.01     0.04     0.06     0.05
                                                  ------        ------      ------   ------   ------   ------
Dividends from Net Investment Income               (0.01)        (0.01)      (0.01)   (0.04)   (0.06)   (0.05)
                                                  ------        ------      ------   ------   ------   ------
Total Distributions                                (0.01)        (0.01)      (0.01)   (0.04)   (0.06)   (0.05)
                                                  ------        ------      ------   ------   ------   ------
Payment by Affiliate                                  --          0.00/F/       --       --       --       --
                                                  ------        ------      ------   ------   ------   ------
Net Asset Value End of Period                     $ 1.00        $ 1.00      $ 1.00   $ 1.00   $ 1.00   $ 1.00
                                                  ======        ======      ======   ======   ======   ======
Total Return                                        0.53%/B/      0.68%/G/    1.34%    3.71%    6.05%    4.80%
Net Assets End of Period (in thousands)           $7,569        $4,939      $4,298   $3,160   $2,666   $3,477
Ratio of Expenses to Average Net Assets             0.69%/A/      0.65%       0.68%    0.62%    0.56%    0.59%
Ratio of Net Investment Income (Loss) to
   Average Net Assets                               0.63%/A/      0.67%       1.32%    3.65%    5.91%    4.72%

/A/  Annualized.
/B/  Not annualized.
/C/  Total return does not include one time front-end sales charge.
/D/  Total return does not include contingent deferred sales charge.
/E/  Based on average shares outstanding.
/F/  Less than $0.01 per share.
/G/ In 2003, approximately 0.21% of the Fund's total return consisted of a voluntary reimbursement by the adviser for a realized investment loss.
/H/  Reflects overall fund ratios adjusted for class specific expenses.

                          TIRED OF A CLUTTERED MAILBOX?
                         SIGN UP FOR ELECTRONIC DELIVERY

Enterprise offers you the chance to reduce the amount of mail received from us. By signing up for electronic delivery, you will receive certain compliance documents such as prospectus updates, annual and semi-annual reports and information statements, online. Not only will you get the documents faster than you would if they were printed, but electronic delivery will eliminate your paper copy, which helps reduce fund printing and mailing expenses. Keep in mind that you will still receive your quarterly statements and daily transaction confirmations by mail.

HOW IT WORKS: Instead of receiving paper documents, you will be sent an email notifying you when a new document is available and providing an Internet address link at which to view it. Of course, if you'd prefer, you can reinstate the mailing of compliance documents at any time through Enterprise Account Access.


SIGNING UP IS EASY: If you are already signed up for Enterprise Account Access, go to www.axaenterprise.com and log in using your SSN/TIN and PIN. Once you have entered, click the "Sign Up Now" for electronic delivery button at the upper right-hand corner of the screen. From there, simple directions will walk you through the quick sign-up process.



FIRST TIME ENTERPRISE ACCOUNT ACCESS USERS: If you have not established an account access PIN, please review the account access information at www.axaenterprise.com to help you get started.



           AXA Enterprise                              Custodian
Shareholder Services/Transfer Agent               JP Morgan Chase Bank
Boston Financial Data Services, Inc.               Brooklyn, New York
          330 W. 9th Street
    Kansas City, Missouri 64105
      Telephone: 1-800-368-3527                  Independent Accountants
                                                 PricewaterhouseCoopers LLP
                                                     Baltimore, Maryland


         Investment Advisors
 Enterprise Capital Management, Inc.
       Atlanta Financial Center                         Distributor
      3343 Peachtree Road, N.E.             Enterprise Fund Distributors, Inc.
              Suite 450                          Atlanta Financial Center
        Atlanta, GA 30326-1022                   3343 Peachtree Road, N.E.
      Telephone: 1-404-261-1116                          Suite 450
                                                  Atlanta, GA 30326-1022
AXA Equitable Life Insurance Company            Telephone: 1-800-432-4320
    1290 Avenue of the Americas
     New York, New York 10104
      Telephone: 1-212-554-1234


                      MEMBER - INVESTMENT COMPANY INSTITUTE

                    THIS PAGE IS NOT PART OF THE PROSPECTUS.

                      THE FOLLOWING DOCUMENTS CONTAIN MORE
                       INFORMATION ABOUT THE FUNDS AND ARE
                      AVAILABLE FREE OF CHARGE UPON REQUEST
              AND ON THE FUND'S WEBSITE AT WWW.AXAENTERPRISE.COM:


ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

PORTFOLIO HOLDINGS. A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities holdings is available
(i) in the Funds' SAI and (ii) on the Funds' website at www.axaenterprise.com.


You may obtain, free of charge, copies of these documents or ask questions about the Funds by contacting:


                       The Enterprise Group of Funds, Inc.
                            Atlanta Financial Center
                      3343 Peachtree Road, N.E., Suite 450
                             Atlanta, Georgia 30326
                                 1-800-432-4320


or by calling your broker or financial advisor. A copy of the annual report, semi-annual report and prospectus are also available on the Enterprise Website at www.axaenterprise.com.

Information about the Funds, including the SAI, can be reviewed and copied at the Public Reference Room of the SEC located in Washington, D.C. Call 1-800-SEC-0330 for information on the operation hours of the Public Reference Room. Information about the Funds is also available on the SEC's Website at http://www.sec.gov, and copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C., 20549-0102. You also may obtain additional information about the Funds by visiting Enterprise's Website (www.axaenterprise.com) and by calling 1-800-821-9540, a 24-hour shareholder information line.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.
INVESTMENT COMPANY ACT
File No. 811-01582

                               [Graphic]ENTERPRISE
                                 GROUP OF FUNDS
                   INVEST WITH THE PROS THE PROFESSIONALS USE*

                                 1-800-432-4320
                              WWW.AXAENTERPRISE.COM


(C)2005 Enterprise Fund Distributors, Inc.                            PRY CA5.04

                              [GRAPHIC] ENTERPRISE
                                        GROUP OF FUNDS
                   INVEST WITH THE PROS THE PROFESSIONALS USE

            Atlanta Financial Center, 3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022

                       STATEMENT OF ADDITIONAL INFORMATION

AGGRESSIVE STOCK FUNDS:
   Enterprise Multi-Cap Growth
   Enterprise Small Company Growth
   Enterprise Small Company Value
STOCK FUNDS:
   Enterprise Capital Appreciation
   Enterprise Deep Value
   Enterprise Equity
   Enterprise Equity Income
   Enterprise Growth
   Enterprise Growth and Income
INTERNATIONAL FUND:
   Enterprise International Growth
SECTOR/SPECIALTY FUNDS:
   Enterprise Global Financial Services
   Enterprise Global Socially Responsive
   Enterprise Mergers and Acquisitions
   Enterprise Technology
DOMESTIC HYBRID FUNDS:
   Enterprise Managed
   Enterprise Strategic Allocation
INCOME FUNDS:
   Enterprise Government Securities
   Enterprise High-Yield Bond
   Enterprise Short Duration Bond
   Enterprise Tax-Exempt Income
   Enterprise Total Return
MONEY MARKET FUND:
   Enterprise Money Market


     This Statement of Additional Information is not a prospectus and should be read in conjunction with The Enterprise Group of Funds, Inc. (the "Corporation" or "Enterprise") Prospectus dated May 1, 2005 which has been filed with the Securities and Exchange Commission ("SEC") and can be obtained, without charge, by writing to the Corporation at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326, or by calling the Corporation at the following numbers:


     1-800-432-4320     1-800-368-3527     (AXA ENTERPRISE SHAREHOLDER SERVICES)


     The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. The date of this Statement of Additional Information is May 1, 2005.

                                TABLE OF CONTENTS


                                                                        PAGE NO.
                                                                        --------
Important Information About the Pending Mergers of the
   Enterprise Funds .................................................       1
General Information and History .....................................       2
Investment Strategies ...............................................       3
Certain Investment Securities, Techniques and Associated Risks ......      14
Investment Restrictions .............................................      30
Portfolio Turnover ..................................................      34
Portfolio Holdings ..................................................      34
Management of the Corporation .......................................      34
Investment Advisory and Other Services ..............................      39
   Investment Advisory Agreements ...................................      39
   Distributor's Agreements And Plans Of Distribution ...............      41
   Miscellaneous ....................................................      43
Fund Manager Arrangements ...........................................      44
   Approval of Fund Managers' Agreements ...........................       47
Purchase, Redemption and Pricing of Securities Being Offered ........      47
   Exemptions from Class A, B and C CDSC ............................      48
Services For Investors ..............................................      49
   Conversion of Class B shares .....................................      51
   Exchange Privilege ...............................................      51
   Redemptions -- General ...........................................      53
   Redemptions In Kind ..............................................      53
Determination Of Net Asset Value ....................................      54
Brokerage Allocation and Other Strategies ...........................      56
Taxation ............................................................      57
Dividends and Distributions .........................................      60
Additional Information ..............................................      61
Reports to Shareholders .............................................      61
Custodian, Transfer and Dividend Disbursing Agent ...................      61
Independent Registered Public Accounting Firm .......................      62
Financial Statements ................................................      62
Appendix A -- Ratings of Corporate Debt Securities ..................      63
Appendix B -- Description of Municipal Securities ...................      65
Appendix C -- Portfolio Manager Information .........................      66
Appendix D -- Proxy Voting Policies and Procedures ..................     104
Appendix E -- 5% Shareholder List ...................................     214

     IMPORTANT INFORMATION ABOUT THE PENDING MERGERS OF THE ENTERPRISE FUNDS

     On July 8, 2004, AXA Financial, Inc. ("AXA Financial") acquired The MONY Group Inc. Prior to the merger, subsidiaries of both companies were involved in managing separate mutual fund groups--the recently rebranded AXA Enterprise Multimanager Funds, managed by AXA Equitable Life Insurance Company, and The Enterprise Group of Funds, Inc., managed by Enterprise Capital Management, Inc. ("Enterprise Capital" or "ECM"). Recently, AXA Financial, in conjunction with Enterprise Capital and the Enterprise Board of Directors, decided to unite both mutual fund groups under one fund family brand called AXA Enterprise.

     To accomplish the creation of one fund family, the Enterprise Board of Directors approved the merger of each Enterprise Fund into a corresponding fund managed by AXA Equitable, subject to shareholder approval, as set forth below:



Enterprise Fund to be Merged                 Acquiring Fund
-------------------------------------------------------------------------------------------
Enterprise Capital Appreciation Fund         AXA Enterprise Capital Appreciation Fund
Enterprise Deep Value Fund                   AXA Enterprise Deep Value Fund
Enterprise Equity Fund                       AXA Enterprise Equity Fund
Enterprise Equity Income Fund                AXA Enterprise Equity Income Fund
Enterprise Global Financial Services Fund    AXA Enterprise Global Financial Services Fund
Enterprise Global Socially Responsive Fund   AXA Enterprise Global Socially Responsive Fund
Enterprise Government Securities Fund        AXA Enterprise Government Securities Fund
Enterprise Growth and Income Fund            AXA Enterprise Growth and Income Fund
Enterprise High-Yield Bond Fund              AXA Enterprise High-Yield Bond Fund
Enterprise International Growth Fund         AXA Enterprise International Growth Fund
Enterprise Mergers and Acquisitions Fund     AXA Enterprise Mergers and Acquisitions Fund
Enterprise Money Market Fund                 AXA Enterprise Money Market Fund
Enterprise Short Duration Bond Fund          AXA Enterprise Short Duration Bond Fund
Enterprise Small Company Growth Fund         AXA Enterprise Small Company Growth Fund
Enterprise Small Company Value Fund          AXA Enterprise Small Company Value Fund
Enterprise Tax-Exempt Income Fund            AXA Enterprise Tax-Exempt Income Fund
Enterprise Growth Fund                       AXA Enterprise Growth Fund
Enterprise Strategic Allocation Fund         AXA Enterprise Growth Fund
Enterprise Multi-Cap Growth Fund             AXA Enterprise Growth Fund
Enterprise Technology Fund                   AXA Enterprise Multimanager Technology Fund
Enterprise Total Return Fund                 AXA Enterprise Multimanager Core Bond Fund
Enterprise Managed Fund                      AXA Enterprise Moderate-Plus Allocation Fund



     The Meeting of Shareholders of each Enterprise Fund held on March 31, 2005 and adjourned to April 29, 2005 was further adjourned to May 24, 2005. It is anticipated that, subject to shareholder approval, the effective date of the mergers will be on or about June 3, 2005. Until that date, however, you will be able to invest in each of the Enterprise Funds listed above. Accordingly, if you intend to so invest, you should read this Prospectus and the Statement of Additional Information, together with the Proxy Statements/Prospectuses (available upon request) relating to the pending mergers.

     For more information about the pending mergers or the Acquiring Funds, please visit www.axaenterprise.com or call 1-800-432-4320.

                         GENERAL INFORMATION AND HISTORY


     The Enterprise Group of Funds, Inc. (formerly, The Enterprise Group of Funds II, Inc.), (the "Corporation"), an open-end management investment company, was incorporated in Maryland on December 15, 2004. The Corporation is the successor corporation to The Enterprise Group of Funds III, Inc. (formerly, The Enterprise Group of Funds, Inc.) ("Predecessor Corporation"), which was also a Maryland corporation. On December 28, 2004, the Predecessor Corporation reorganized into the Corporation and the Corporation subsequently changed its name from The Enterprise Group of Funds II, Inc. to The Enterprise Group of Funds, Inc. The Corporation's common stock was divided into 22 series, each representing shares of a separate fund of the Corporation (each a "Fund," and collectively, the "Funds"). Each Fund is diversified (except for the Mergers and Acquisitions Fund), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                              INVESTMENT STRATEGIES

     The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus.

     Under normal circumstances, at least 80% of the net assets (plus any borrowings for investment purposes) of the following Funds will be invested in the type of investments suggested by such Fund's name: Small Company Growth, Small Company Value, Equity, Equity Income, Global Financial Services, Technology, Government Securities, High-Yield Bond, Short Duration Bond and Tax-Exempt Income Funds. Under normal circumstances, at least 65% of the net asset value of the Multi-Cap Growth, Capital Appreciation, Deep Value, Growth, Growth and Income, International Growth, Global Socially Responsive, Mergers and Acquisitions, and Managed Funds will be invested in equity securities. The remainder of each of these Funds' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasury, notes and bonds, foreign securities, including American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), rights and warrants.


     The Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, Global Financial Services, Global Socially Responsive, Technology, Mergers and Acquisitions, Managed and Strategic Allocation Funds invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Funds, except the Global Socially Responsive, Global Financial Services, and Strategic Allocation Funds, may invest up to 20% of its assets in foreign securities listed on a domestic or foreign securities exchange, including ADRs or EDRs. The Global Socially Responsive and the Global Financial Services Funds may invest over 50% of their total assets in foreign securities. The Strategic Allocation Fund may invest foreign securities only to the extent that such securities are ADRs of foreign-domiciled companies, if such ADRs are a component of the S&P 500 Index. As noted below, the International Growth Fund invests at least 80% of its net assets in foreign securities.


     MULTI-CAP GROWTH FUND. The Multi-Cap Growth Fund invests primarily in growth stocks. The Fund Manager believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition.


     SMALL COMPANY GROWTH FUND. The Small Company Growth Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in a diversified portfolio of common stocks of small capitalization companies which exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. These companies have a market capitalization of $2.0 billion or less at the time of investment. The Fund Manager uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth, and the company's performance versus its peer group. Generally, the Fund Manager looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the portfolio is actively monitored. Securities will be sold if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry's dynamics have negatively changed. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     SMALL COMPANY VALUE FUND. The Small Company Value Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Fund invests in common stocks of small capitalization companies that the Fund Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. These companies have a market capitalization of $2.0 billion or less at the time of investment. The Fund Manager will not sell a company's securities solely because that company's market capitalization rises above $2.0 billion. The Fund Manager uses a proprietary research technique to determine which stocks have a market price that is less than the "private market value" or what an investor would pay for the company. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     The Fund intends to invest the remaining 20% of its total assets in the same manner but reserves the right to use some or all of the 20% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $2.0 billion.


     In pursuing its objective, the Fund's strategy will be to invest in stocks of companies with value that may not be fully reflected by the current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Fund Manager terms as the private market value (PMV) of the companies. The Fund Manager then determines whether there is an emerging valuation catalyst that will increase market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.


     CAPITAL APPRECIATION FUND. The Fund invests in common stocks of companies that demonstrate strong future earnings growth potential, product leadership and consistently strong financial characteristics. The Fund's investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The Fund Manager's investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     The Fund's stock selection process stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, return on equity, return on assets), strong balance sheets, strong global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased.


     DEEP VALUE FUND. The Fund invests in undervalued or "deep value" equity securities of U.S. large capitalization companies. These are stocks that are generally out of favor with investors and trading at prices below what the Fund Manager feels the stocks are worth in relation to their value. The Fund may also invest in companies with mid-sized or small market capitalizations. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price/earnings ratios based on projected normalized earnings. Holdings are frequently in viable, growing businesses with good financial strength in industries that are currently out of favor and under-researched by institutions. Common characteristics of the stocks typically include a strong balance sheet, excess cash flow, hidden or undervalued assets, and strong potential for a dividend increase in the year ahead. The Fund Manager's bottom-up process includes ranking current holdings and purchase candidates on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return/appreciation potential. It is expected that the average price/earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000 Value Index. Existing holdings are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     EQUITY FUND. The Equity Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund invests in equity securities of U.S. large capitalization companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Fund may also invest in equity securities of small- and mid-capitalization companies. The Fund Manager selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. In addition, the Fund may also invest up to 20% of assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs or EDRs listed on a domestic securities exchange or traded in the United States over-the-counter market. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     EQUITY INCOME FUND. The Equity Income Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund generally invests in dividend-paying common stocks of U.S. large capitalization companies. The Fund may also invest in equity securities of small- and mid-capitalization companies. The goal is capital appreciation combined with an above-market level of dividend income. The Fund Manager has three objectives in constructing the portfolio: 1) each individual stock holding will pay a dividend at least annually; 2) the overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and 3) at least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. One of the Fund's criteria in stock selection is above-average yield, used as a discipline to enhance stability and reduce market risk. Subject to this primary guideline, the Fund invests in stocks that have low valuation characteristics and exhibit signs of business momentum. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     GROWTH FUND. The Growth Fund invests primarily in equity securities of U.S. large capitalization companies. The Fund may also invest in equity securities of small- and mid-capitalization companies. The "Growth at a Reasonable Price" strategy employed by the Fund combines growth and value style investing. This means that the Fund invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. The Fund's equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion which makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     GROWTH AND INCOME FUND. The Growth and Income Fund invests primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and secondly, income. The Fund generally invests in stocks of dividend-paying companies. In selecting securities, the Fund Manager focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Fund Manager's assessment of what a security is worth. The Fund Manager will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Fund

Manager bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Fund Manager then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price/value characteristics. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     INTERNATIONAL GROWTH FUND. It is an operating policy of the Fund that normally it will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign companies. Foreign companies include those companies that are organized or headquartered outside the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. That portion of the Fund not invested in equity securities is, under normal circumstances, invested in U.S. and foreign government securities listed on a domestic or foreign securities exchange, including ADRs and EDRs, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved. The International Growth Fund will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     The International Growth Fund will normally have at least 65% of its total assets invested in European and Pacific Basin equity securities. The International Growth Fund intends to broadly diversify investments among countries and normally to have represented in the portfolio issuers located in not less than three different countries. The selection of the securities in which the International Growth Fund will invest will not be limited to companies of any particular size.


     GLOBAL FINANCIAL SERVICES FUND. At least 80% of net assets (plus any borrowings for investment purposes) of the Fund will normally be invested in securities of domestic and foreign financial services companies. In addition, the Fund primarily invests in the U.S. and at least three other countries. The Fund may invest in developed countries represented by the MSCI EAFE Index and Canada. The Fund Manager may also invest up to 10% in emerging markets. The Fund is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the portfolio. The Fund Manager employs a centralized investment approach in all portfolios. The Global Value Equities Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Global Value Equities Group's decisions, deviating only to conform to Fund objectives. The Fund Manager employs analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Fund Manager's analysts are centrally located so that the senior professionals can control the quality of their findings. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     GLOBAL SOCIALLY RESPONSIVE FUND. Like other socially responsible investment vehicles, the Fund does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Fund also avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     In addition to this avoidance strategy, the Fund also actively looks for companies that are developing solutions to significant social problems. The Fund Manager evaluates companies for their criteria in the following areas:

          Human Rights -- companies' policies towards matters of justice and equity and a living wage and toward operating in countries with oppressive regimes.

          Public Health -- ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

          Products and Marketing -- product quality and customer service as well as the practice of marketing responsibly as to matters such as the environment and the welfare of minors. The Portfolio Manager places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.

          Workplace Environment -- the degree to which human resources and other policies are supportive of workers and their families. The Fund Manager looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

          Environmental Stewardship -- the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

          Community -- ways in which companies use their influence to support and sustain the communities in which they operate. Respect for local culture, including the rights of indigenous people. These criteria represent standards that very few companies can satisfy. The Fund Manager will use subjective judgment in evaluating companies in the context of these criteria. The Fund Manager does not expect perfection but seeks companies with an understanding of their role as part of the communities in which they operate, and a respect for the interests of all their stakeholders. The Fund Manager believes that good corporate citizenship is an evolving process which it seeks to encourage. These criteria may be changed by the Board of Directors without shareholder approval. In some cases, the Fund may invest in a company that does not satisfy these social criteria if the Fund Manager believes that the company is developing solutions to social problems. For example, the Fund may invest in stock of a company that is known to pollute the environment if the Fund Manager believes the company's management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

     The Fund Manager believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Fund seeks to invest in companies that the Fund Manager believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The Fund Manager seeks companies that combine this social criteria with an investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the Fund Manager uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Fund seeks to own "growth" stocks when they are undervalued and "value" stocks when they are attractive.

     The Fund will invest up to 1% of its total assets in "community development" loans or investments, including deposits with community development banks, credit unions and federally sponsored CDFIs and other similar organizations around the world. These investments often lack liquidity. The Fund Manager, on behalf of the Fund, will vote proxies from portfolio companies on social resolutions in a manner consistent with its social policy and will disclose its votes at the end of the "season."


     MERGERS AND ACQUISITIONS FUND. The Fund invests primarily in equity securities of companies believed to be likely acquisition targets within 12 to 18 months.


     The Fund Manager seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value oriented equity securities that should trade at a significant discount to the Fund Manager's assessment of their "private market value." Private market value is the value that informed investors would be willing to pay to acquire the entire company. The Fund Manger also will engage in arbitrage by investing in equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Fund Manager, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     In general, securities of issuers which are the subject of a tender or exchange offer or merger, consolidation, liquidation or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Fund Manager which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Mergers and Acquisitions Fund, thereby increasing its brokerage and other transaction expenses. The Fund Manager intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternate investments.

     TECHNOLOGY FUND. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies engaged in technology and technology-related industries. The Fund considers companies engaged in technology and technology-related industries as companies that are engaged in the research, design, development and manufacturing of products that utilize new, creative or innovative technologies to gain a strategic advantage in their industries, as well as companies that provide and service those technologies. The Fund will invest in at least 25% of total assets in Internet or intranet related companies. The Fund invests primarily in domestic companies and may also invest up to 20% of its assets in foreign companies. There is no limit on the market capitalization of the companies in which the Fund may invest, or in the length of operating history for the companies. The Fund may invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the Fund or what impact, if any, they will have on the Fund's performance. The Fund may also purchase and sell options and forward currency exchange contracts. The Fund Manager selects portfolio securities by evaluating a company's positioning or business model and may consider its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image via the use of the Internet. The Fund Manager also considers a company's fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. Furthermore, the Fund Manager looks at the amount of capital a company currently expends on research and development. The Fund Manager believes that dollars invested in research and development today frequently have a significant bearing on future growth.


     MANAGED FUND. The Managed Fund invests in a diversified portfolio of common stocks, bonds and cash equivalents. Normally, 50% to 80% of fund assets will be invested in equity securities, 30% of Fund assets will be invested in fixed income securities and 5% of Fund assets will be invested in cash and cash equivalents. The allocation of the Fund's assets among the different types of permitted investments will vary from time to time within designated ranges based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. The Fund Manager has discretion to increase or decrease the weighting in equity securities or fixed income securities by 15% and cash and cash equivalents by 5%, such that equities could range from 50% to 80%, fixed income securities could range from 15% to 45% and cash and cash equivalents could range from 0% to 10% of fund assets. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     The Fund's equity investments will be primarily large capitalization companies; however, the Fund may invest in companies of any size. The strategy for the equity portion of the Fund is to identify through fundamental analysis market-leading companies in industry sectors with favorable growth prospects. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. The key characteristics of high quality companies favored by the Fund include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team.

     While the Fund will earn income to the extent it is invested in bonds or cash equivalents, the Fund does not have any specific income objective. The bonds in which the Fund may invest will be primarily government and government agency securities, investment grade corporate debt securities, asset-backed securities, mortgage backed securities and dollar denominated debt of non-US issuers. The Fund may invest up to 20% of its total assets in foreign equity and debt securities provided that they are either: 1) listed on a domestic or foreign securities exchange; 2) represented by ADRs or EDRs listed on a domestic securities exchange; or 3) traded in the US over-the-counter market. The Fund Manager considers selling securities of issuers that no longer meet his criteria.

     Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's and S&P ratings mentioned below.

     STRATEGIC ALLOCATION FUND. The Fund allocates its assets between a stock portion that is designed to track the S&P 500 Index and a fixed income portion. The Fund will not hold all S&P 500 stocks, and its fixed income component will consist of either U.S. Treasury notes with remaining maturities of approximately five years or 30 day U.S. Treasury bills. For its bond investments, the Strategic Allocation Fund seeks to invest in U.S. Treasury notes having five years remaining until maturity at the beginning of the calendar year when the investment is made. However, if those instruments are not available at favorable prices, the Fund may invest in U.S. Treasury notes with either remaining maturities as close as possible to five years or overall durations that are as close as possible to the duration of five-year U.S. Treasury notes. Similarly, for its cash investments, the Strategic Allocation Fund seeks to invest in U.S. Treasury bills with remaining maturities of 30 days. However, if those instruments are not available at favorable prices, the Fund may invest in U.S. Treasury bills that have either remaining maturities as close as possible to 30 days or overall durations that are as close as possible to the duration of 30-day U.S. Treasury bills. If, in the Fund Manager's judgment, it is not practicable to reinvest the proceeds in U.S. Treasury bills, the Fund Manager may invest the Fund's cash assets in securities with remaining maturities of 30 days or less that are issued or guaranteed by U.S. government agencies or instrumentalities and in repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     GOVERNMENT SECURITIES FUND. The Government Securities Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities that are obligations of the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. In addition, the Fund may invest in securities that are issued or guaranteed by agencies and instrumentalities of the U.S. Government. Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. Securities issued by the Government National Mortgage Association ("GNMA Certificates") are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury. The Fund may invest primarily in mortgage-backed securities and may, to a limited extent, invest in collateralized mortgage obligations ("CMOs"). The Fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     HIGH-YIELD BOND FUND. The High-Yield Bond Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds that are rated below investment grade. The Fund generally invests in high-yield, income producing US corporate bonds that are rated B3 to Ba1 by Moody's or B3 to BB+ by S&P, or determined by the Fund Manager to be of comparable quality, which are commonly known as "junk bonds." The Fund's investments are selected by the Fund Manager after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Fund generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has the discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Fund's assets may include: (1) bonds rated Caa by Moody's or CCC by S & P; (2) unrated debt securities which, in the judgment of the Fund Manager, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     SHORT DURATION BOND FUND. The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other debt securities. To help maintain a high level of share price stability, the Fund seeks to keep the average duration of the overall portfolio between one year and three years. The Fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the Fund will range from one to four years. The Fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The Fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the Fund's exposure to investment risks. The Fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest only in investment grade fixed income securities and seeks to maintain a minimum average credit quality rating of "A" by Moody's or S&P in its portfolio. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.


     TAX-EXEMPT INCOME FUND. It is a fundamental policy of the Fund that under normal circumstances it will invest at least 80% of its net assets in investment grade "Municipal Securities" (or futures contracts or options on futures with respect thereto) which, at the time of investment, are investment grade or in Municipal Securities which are not rated if, based upon credit analysis by the Fund Manager, it is believed that such securities are of comparable quality to such rated bonds. Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities are traded primarily in the over-the-counter market. Such securities may have fixed, variable or floating rates of interest. The interest on investment grade Municipal Securities, in the opinion of counsel for issuers and the Fund, is generally not includable in gross income for federal income tax purposes. See Appendix B for a further description of Municipal Securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     It is also a fundamental policy of the Fund to invest at least 80% of its assets in investments whose income is exempt from federal taxes, and to invest its assets so that at least 80% of the income it distributes will be exempt from federal taxes.


     Investment grade securities in which the Fund may invest are those bonds rated within the four highest ratings by Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB); notes given one of the three highest ratings by Moody's (MIG1, MIG2, MIG3) commercial paper rated P-1 by Moody's or A-1 by S&P; and variable rate securities rated VMIG1 or VMIG2 by Moody's.

     While there are no maturity restrictions on the Municipal Securities in which the Fund invests, the average maturity is expected to range between 10 and 25 years. The Fund Manager will actively manage the Fund, adjusting the average Fund maturity and in some cases utilizing futures contracts and options on futures as a defensive measure according to its judgment of anticipated interest rates. During periods of rising interest rates and falling prices, a shorter weighted average maturity may be adopted to cushion the effect of bond price declines on the Fund's net asset value. When rates are falling and prices are rising, a longer weighted average maturity rate may be adopted. For a discussion on futures and their related risks, see "Certain Investment Securities, Techniques and Associated Risks."


     The Fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities will be limited to investment grade corporate debt securities and U.S. Government Securities.

     The Fund will invest at least 80% of its total assets in tax-exempt securities, the interest on which is not subject to federal alternative minimum tax.

     TOTAL RETURN FUND. This Fund invests primarily in fixed income instruments, including investment grade debt securities and high-yield debt securities. The Fund may also invest in any of the components of the Lehman Brothers U.S. Universal Index, which include, but are not limited to, fixed income securities issued in U.S. dollars, high-yield securities, Eurobonds, illiquid securities and emerging market debt. The Fund may also invest in convertible securities and in equity securities. The Fund may lend portfolio securities on a short-term or long-term basis up to 33 1/3% of its total assets, including collateral received for securities lent.

     Convertible securities have lower yields than comparable fixed income securities to compensate for the value of the conversion option. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


     MONEY MARKET FUND. Securities in which the Fund will invest may not yield as high a level of current income as securities of lower quality and longer maturity which generally have less liquidity and greater market risk. The Money Market Fund seeks to achieve its objective by investing in only short-term, high quality dollar-denominated securities. These include U.S. dollar-denominated instruments which present minimal credit risks and are of eligible quality which consist of the following:


     1. obligations issued or guaranteed as to principal and interest by the United States Government or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress;


     2. obligations issued or guaranteed as to principal and interest by any foreign government;

     3. U.S. dollar denominated commercial paper, negotiable certificates of deposit, letters of credit, time deposits and bankers acceptances, of U.S. or foreign banks, and U.S. or foreign savings and loans associations, which at the date of investment have capital, surplus and undistributed profits as of the date of their most recent published financial statements of $500,000,000 or greater;

     4. short-term corporate debt instruments (commercial paper or variable amount master demand notes) rated "A-1" or "A-2" by S&P or "Prime 1" or "Prime 2" by Moody's or Tier 1 by any two Nationally Recognized Statistical Rating Organizations ("NRSRO"), or, if not rated, issued by a company rated at least "A" by any two NRSROs; however, investments in securities of all issuers having the second highest rating (A-2/P-2) assigned shall be limited to no more than five percent of the Fund's assets at the time of purchase, with the investment of any one such issuer being limited to not more than one percent of Fund assets at the time of purchase;

     5. corporate obligations limited to non-convertible corporate debt securities having one year or less remaining to maturity and which are rated "A" or better by S&P or "A" or better by Moody's;

     6. repurchase agreements with respect to any of the foregoing obligations;

     7. obligations of states and other municipalities rated "A" or better by S&P or "A" or better by Moody's;

     8. obligations of multinational organizations rated "A" or better by S&P or "A" or better by Moody's; and

     9.   other money market mutual funds on which no commissions are paid.


     The Money Market Fund will limit its investment in the securities of any one issuer to no more than five percent of Fund assets, measured at the time of purchase.

     In addition, the Money Market Fund will not purchase any security, including any repurchase agreement maturing in more than seven days, which is subject to legal or contractual delays on resale or which is not readily marketable if more than 10% of the net assets of the Money Market Fund, taken at market value, would be invested in such securities.

     After purchase by the Money Market Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Money Market Fund. Neither event will require a sale of such security by the Money Market Fund. The Fund Manager will consider such event in its determination of whether the Money Market Fund should continue to hold the security provided that the security presents minimal credit risks and that holding the security is in the best interests of the Fund. To the extent Moody's or S&P may change their rating systems generally (as described in Appendix A) the Money Market Fund will attempt to use comparable ratings as standards for investments in accordance with investment policies contained herein and in the Fund's Prospectus.

     The dollar-weighted average maturity of the Money Market Fund will be 90 days or less.

     All investments of the Money Market Fund will be limited to instruments which are determined to be of eligible quality, which, if instruments of foreign issuers, are United States dollar-denominated instruments presenting minimal credit risk, and all of which are either:

     1.   of those rated in the two highest rating categories by any NRSRO, or

     2. if the instrument is not rated, of comparable quality as determined by or under the direction of the Board of Directors.

     Generally, instruments with NRSRO ratings in the two highest grades are considered "high quality." All of the money market investments will mature in 397 days or less. The Money Market Fund will use the amortized cost method of securities valuation, as described more fully below in "Determination of Net Asset Value."

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

     Following is a description of certain investment techniques employed by the Funds, and certain types of securities invested in by the Funds and associated risks. Unless otherwise indicated, all of the Funds may use the indicated techniques and invest in the indicated securities.


SHORT-TERM INVESTMENTS


     Each Fund may invest a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market instruments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each Fund may invest include but are not limited to: government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth, Global Socially Responsive, Global Financial Services and Technology Funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR
INSTRUMENTALITIES

     Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES


     The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid investments set forth in the "Certain Other Securities" Section below.


     The commercial paper obligations which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Funds will not invest more than 5% of their total assets in variable rate notes.

INSURED BANK OBLIGATIONS

     The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Funds may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Directors determines that a readily available market exists for such obligations, a Fund will treat such obligations as subject to the limit for illiquid investments for each Fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

HIGH-YIELD SECURITIES

     The Funds, other than the Government Securities, Short Duration Bond, Tax-Exempt and Money Market Funds, may invest in high-yield securities. Notwithstanding the investment policies and restrictions applicable to the Funds which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:

     HIGH-YIELD BOND MARKET. The high-yield bond market has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.


     PAYMENT EXPECTATIONS. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the Funds have invested be redeemed or called during such an interest rate environment, the Funds would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the Funds. In addition, such redemptions or calls may reduce the Funds' asset base over which the Funds' investment expenses may be spread.

     LIQUIDITY AND VALUATION. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Fund, as well as the Fund's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

     TAX CONSIDERATIONS. To the extent that a Fund invests in securities structured as zero coupon bonds, or other securities issued with original issue discount, the Fund will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("IRC").





REITS

     Each Fund, other than the Income Funds and Money Market Fund (or as noted below), may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). The Multi-Cap Growth and Technology Funds are subject to a 15% limitation. REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

HEDGING TRANSACTIONS

     Except as otherwise indicated, all Funds, other than the Money Market Fund, may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in equity or bond values, interest rates and currency fluctuations. The Managed Fund may use derivatives to reallocate exposure to asset classes, although reallocation may also be accomplished by direct purchase and sale of financial instruments. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. Hedging strategies may not be successful in reducing the Funds' exposure to changes in equity or bond values, interest rates or currency fluctuations, and may limit any potential gain that might result from an increase in the value of the hedged position. The ability of the Funds to successfully utilize any hedging strategies will depend on their Fund Managers' ability to predict relevant market correlations, which cannot be assured. The Funds are not required to use hedging and may choose not to do so.

     Other than the Multi-Cap Growth Fund and the Total Return Fund, the Funds will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Funds.

CERTAIN SECURITIES--DERIVATIVES

     The Funds may invest in the following described securities, except as otherwise indicated. These securities are commonly referred to as derivatives. Unless otherwise indicated, a Fund may not invest in such securities if, immediately thereafter, more than 10% of its net assets would be hedged. A Fund also may not invest in such securities if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the Fund's net assets. The foregoing limitations do not apply to the Total Return Fund, which may invest without limitation in derivatives.

     CALL OPTIONS. The Multi-Cap Growth, Technology, Mergers and Acquisitions and Total Return Funds may purchase call options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds, other than the Money Market Fund, may write (sell) call options ("calls") that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Funds may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Fund. In addition, no Fund will, prior to the expiration of a call option, permit the call to become uncovered. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Fund, the Global Socially Responsive Fund, the Technology Fund, Global Financial Services Fund and Total Return Fund may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

     The Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to a Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     Generally, a Fund intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Fund, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

     The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Funds will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Fund may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to the Fund to sell the underlying security before that time.

     Moreover, there is no assurance that the Technology Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to do so in connection with the purchase or sale of options.

     The Funds may use options traded on U.S. exchanges, and to the extent permitted by law, options traded over-the-counter. It is the position of the Securities and Exchange Commission (the "SEC") that over-the-counter options are illiquid. Accordingly, the Funds will invest in such options only to the extent consistent with their limit on investments in illiquid securities.

     PUT OPTIONS. The Funds, except the Government Securities and Money Market Funds, may purchase put options ("Puts") which relate to (i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indices. The Funds may purchase or write put options that may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. The Funds, except the Government Securities and Money Market Funds, may write covered Puts. The Funds will receive premium income from writing covered Puts, although a Fund may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Fund may invest up to 10% of its total assets in Puts.

     FUTURES CONTRACTS. All Funds, other than the Money Market Fund, may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Funds may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the securities or currencies held in the Fund, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Fund intends to purchase at a later date.

     Alternatively, a Fund may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Fund has purchased at a premium. If stock, bond or currency prices or interest rates move in an unexpected manner, the Fund would not achieve the anticipated benefits of Futures Contracts.

     The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Funds. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market if the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit; and (4) risk that the Fund Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.

     INDEX OPTIONS. All of the Aggressive Stock, Stock, International, Sector/Specialty and Domestic Hybrid Funds may invest in options on stock indices. These options are based on indices of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

     For a call option on an index, the option is covered if a Fund maintains with its sub-custodian cash or liquid securities equal to the contract value.

     The use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Fund will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security.

Consequently, successful use of stock index options by a Fund will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

     INTEREST RATE SWAPS. In order to attempt to protect the Funds' investments from interest rate fluctuations, the Funds may engage in interest rate swaps. Generally, except for the Multi-Cap Growth and Total Return Funds, the Funds intend to use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between the Fund and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Fund holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Fund from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.


     The Funds will enter into interest rate swaps only on a net basis (i.e., the two payment streams will be netted out, with the Fund receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid debt securities having an aggregate net asset value at least equal to the accrued excess, will be segregated by the Fund.


     The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

     For purposes of applying the Funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES. Up to 20% of the net assets of the Government Securities Fund may be invested in assets other than U.S. Government Securities, including collateralized mortgage-related securities ("CMOs") and asset-backed securities. The Total Return and Managed Funds may invest without limit in such securities. The Short Duration Bond Fund may invest without limit in the following types of CMOs: Planned Amortization Class ("PAC"), Sequential Pay Bonds and mortgage pass-through securities. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

     While there are many versions of CMOs and asset-backed securities, some include "Interest Only" or "IO" -- where all interest payments go to one class of holders, "Principal Only" or "PO" -- where all of the principal goes to a second class of holders, "Floaters" -- where the coupon rate floats in the same direction as interest rates and "Inverse Floaters" -- where the coupon rate floats in the opposite direction as interest rates. All of these securities are volatile; they also have particular risks in differing interest rate environments as described below. The Short Duration Bond Fund can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters. The Short Duration Bond Fund also cannot invest in IOs or POs.

     The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity and, therefore, the market value of the IO. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. Accordingly, investment in IOs can theoretically be expected to contribute to stabilizing the Fund's net asset value. However, if the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated AAA or the equivalent. Conversely, while the yield to maturity on a PO class is also extremely sensitive to rate of principal payments (including prepayments) on the related underlying mortgage assets, a slow rate of principal payments may have a material adverse effect on yield to maturity and therefore the market value of the PO. As interest rates rise and fall, the value of POs tends to move in the opposite direction from interest rates. This is typical of most debt instruments.

     Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR ("London Inter-Bank Offered Rate") and the 11th District cost of funds (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate.

     The market value of all CMOs and other asset-backed securities are determined by supply and demand in the bid/ask market, interest rate movements, the yield curve, forward rates, prepayment assumptions and credit of the underlying issuer. Further, the price actually received on a sale may be different from bids when the security is being priced. CMOs and asset-backed securities trade over a bid and ask market through several large market makers. Due to the complexity and concentration of derivative securities, the liquidity and, consequently, the volatility of these securities can be sharply influenced by market demand.

     Principal payments from the underlying collateral in a CMO are paid sequentially to a sequential pay bond. The shortest maturity sequential class receives principal until it is fully retired; then principal payments are redirected to the next shortest sequential class. This process continues until all classes are paid down. The yield to maturity and average life of the Sequential-Pay CMO bond is influenced by the prepayment speed of the underlying mortgage collateral. If prepayments increase from the prepayment speed used at pricing, the average life of the sequential pay security may shorten and, if the security was purchased at a discount, improve the security's yield to maturity. Slower prepayments may delay the receipt of principal and lengthen the average life of the security. If the sequential was purchased at a premium, slower prepayments will reduce its yield to maturity.

     PACs have a principal payment schedule that can be maintained over a range of prepayment rates. A PAC bond has a fixed principal payment schedule that must be met before other tranches in the CMO can receive principal payments. As long as the underlying collateral in the CMO prepays within the PAC band, a PAC bond's cash flows and yield will not change. However, if prepayments on the collateral are faster than the PAC band's upper limits, the PAC may shorten. If prepayments are slower than the lower limit, the PAC may extend. The amount of prepayment protection changes over the life of a PAC bond in response to the collateral's prepayment experience.

     Individual mortgage loans can be combined into one large pool, known as a mortgage pass-through security, and sold to one or more investors. Each investor holds an interest in the pool of mortgage loans and is entitled to receive a pro rata share of the monthly cash flows. Mortgage pass-through securities are issued by GNMA, FHLMC, FNMA and numerous private entities. Investors in mortgage securities earn a coupon rate of interest and receive repayments of their principal in increments over the life of the security. Because the timing and speed of the principal repayments may vary, the cash flow on a mortgage security is uncertain. Historical experience indicates that most mortgages can be expected to pay off before their stated maturity. Therefore, principal prepayment assumptions are used to value mortgage securities. When interest rates decline, prepayment rates are expected to increase because homeowners refinance their loans. Rising rates result in slower prepayment rates. The impact of changes in prepayment rates on the yield of a security is determined by its price. Before investing in a mortgage security, investors must consider the expected performance of the security in rising, falling and stable interest rate environments.

     Asset-backed and mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Managers (subject to the oversight of the Board of Directors), the investment restriction limiting the Fund's investment in illiquid instruments will apply. However, IOs and POs issued by the U.S. Government, its agencies and instrumentalities, and backed by fixed-rate mortgages may be excluded from this limit, if, in the judgment of the respective Fund Managers (subject to the oversight of the Board of Directors) such IOs and POs are readily marketable. The Government Securities Fund does not intend to invest in residual interests, privately issued securities or subordinated classes of underlying mortgages.

DOLLAR ROLLS AND TBA SECURITIES


     The Managed Fund may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where the Fund sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price from the same party. Dollar rolls involve the risk that the market value of the securities subject to the Fund's forward purchase commitment may decline below the price of the securities the Fund has sold. In addition, dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when the Fund seeks to repurchase them. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the current sale of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the similar securities in the forward transaction.


     TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.

     When a Fund enters into a dollar roll transaction or purchases TBAs, it will segregate cash or liquid securities in an amount equal to the amount of the forward commitment.

FOREIGN CURRENCY VALUES AND TRANSACTIONS


     Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth, Global Socially Responsive, Global Financial Services and Total Return Funds (and of the other Funds that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth, Global Socially Responsive, Global Financial Services and Total Return Funds may incur costs in connection with conversions between various currencies.


     To manage exposure to currency fluctuations, the Funds may alter equity or money market exposures (in its normal asset allocation mix as previously identified where applicable), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Funds may purchase securities indexed to currency baskets. The Funds will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Funds to set aside liquid assets in a segregated account to cover its obligations. These techniques are further described below.

     The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

     When a Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

     At the maturity of a forward contract, the Funds may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Funds may realize a gain or loss from currency transactions.

     The Funds also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. Call options on foreign currency written by the Funds will be "covered", which means that the Funds will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Funds, the Funds will establish a segregated account consisting of cash or liquid securities in an amount equal to the amount the Funds would be required to pay upon exercise of the put.

     The Technology, Global Financial Services, Global Socially Responsive, International Growth and Total Return Funds may also engage in currency swaps, which are agreements to exchange cash flows based on the national difference among two or more currencies.

CERTAIN OTHER SECURITIES

     Except as otherwise indicated, the Funds may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Fund may purchase securities of a category, so long as the Fund does not invest more than 5% of the Fund's total assets in any one issuer per category. There is no limitation on the number of issuers per category in which a Fund may invest so long as the Fund does not exceed the 5% limitation per issuer per category.

     Bank obligations include bankers' acceptances, including Yankee Bankers' Acceptances and foreign bankers' acceptances, Eurodollar Time Deposits ("ETDs") and Canadian Time Deposits ("CTDs"), and with respect to the Technology Fund, Schedule B's. In addition, bank obligations include U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions and U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. The Technology Fund and Total Return Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Fund Manager deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.

     A Euro CD is a receipt from a bank for funds deposited at that bank for a specific period of time at some specific rate of return and denominated in U.S. dollars. It is the liability of a U.S. bank branch or foreign bank located outside the U.S. Almost all Euro CDs are issued in London. Yankee CDs are certificates of deposit that are issued domestically by foreign banks. It is a means by which foreign banks may gain access to U.S. markets through their branches which are located in the United States, typically in New York. These CDs are treated as domestic securities. ETDs are U.S. dollar-denominated deposits on a foreign branch of a U.S. bank or a foreign bank and CTDs are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks. Schedule Bs are obligations issued by Canadian branches of foreign or domestic banks and Yankee BAs are U.S. dollar denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in United States.

     Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks.

     Euro CDs, Yankee CDs and foreign bankers' acceptances involve risks that are different from investments in securities of U.S. banks. The major risk, which is sometimes referred to as "sovereign risk," pertains to possible future unfavorable political and economic developments, possible withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect payment of principal or interest. Investment in foreign commercial paper also involves risks that are different from investments in securities of commercial paper issued by U.S. companies. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Such securities may be less liquid and more volatile than securities of comparable U.S. corporations. Non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, there may be less public information available about foreign banks, their branches and other issuers.

     Time deposits usually trade at a premium over Treasuries of the same maturity. Investors regard such deposits as carrying some credit risk, which Treasuries do not; also, investors regard time deposits as being sufficiently less liquid than Treasuries; hence, investors demand some extra yield for buying time deposits rather than Treasuries. The investor in a loan participation has a dual credit risk to both the borrower and also the selling bank. The second risk arises because it is the selling bank that collects interest and principal and sends it to the investor.

     Commercial paper may include variable and floating-rate instruments, which are unsecured instruments that permit the interest on indebtedness thereunder to vary. Variable-rate instruments provide for periodic adjustments in the interest rate. Floating-rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating-rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating-rate obligations with the demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating-rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Substantial holdings of variable and floating-rate instruments could reduce portfolio liquidity.

     VARIABLE- AND FLOATING-RATE INSTRUMENTS AND RELATED RISKS. The Income Funds may acquire variable- and floating-rate instruments. The Fund Managers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status with respect to the ability of the issuer to meet its obligation to make payment on demand. Where necessary to ensure that a variable- or floating-rate instrument meets the Funds' quality requirements, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

     Because variable and floating-rate instruments are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments will generally be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Funds' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

     The same credit research must be done for master demand notes as in accepted names for potential commercial paper issuers to reduce the chances of a borrower getting into serious financial difficulties.

     LOAN PARTICIPATIONS. The Total Return Fund may also engage in Loan Participations ("LPs"). LPs are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through an LP than with commercial paper and can also increase the company's name recognition in the capital markets. LPs often generate greater yield than commercial paper.

     The borrower of the underlying loan will be deemed to be the issuer except to the extent the Fund derives its rights from the intermediary bank which sold the LPs. Because LPs are undivided interests in a loan made by the issuing bank, the Fund may not have the right to proceed against the LP borrower without the consent of other holders of the LPs. In addition, LPs will be rated as illiquid if, in the judgment of the Fund Manager, they cannot be sold within seven days.

     FOREIGN BANKERS' ACCEPTANCES. The Total Return Fund may purchase foreign bankers' acceptances. Foreign bankers' acceptances are short-term (270 days or less), non-interest-bearing notes sold at a discount and redeemed by the accepting foreign bank at maturity for full face value and denominated in U.S. dollars. Foreign bankers' acceptances are the obligations of the foreign bank involved, to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity.

     FOREIGN COMMERCIAL PAPER. The Total Return and Short Duration Bond Funds may purchase foreign commercial paper. Foreign commercial paper consists of short-term unsecured promissory notes denominated in U.S. dollars, either issued directly by a foreign firm in the U.S., or issued by a "domestic shell" subsidiary of a foreign firm established to raise dollars for the firm's operations abroad or for its U.S. subsidiary. Like commercial paper issued by U.S. companies, foreign commercial paper is rated by the rating agencies (Moody's, S&P) as to the issuer's creditworthiness. Foreign commercial paper can potentially provide the investor with a greater yield than domestic commercial paper.

     SUPRANATIONAL BANK OBLIGATIONS. The Technology, Managed, Short Duration Bond and Total Return Funds may invest in supranational bank obligations. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

     MASTER DEMAND NOTES. All Funds, except the Multi-Cap Growth Fund, may purchase variable amount master demand notes. However, the Funds, except the Technology Fund, will not purchase such securities if the value of, such securities, taken at the current value, would exceed 5% of the Fund's total assets. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Board of Directors and the Advisors, monitor the financial condition of the issuers to evaluate their ability to repay the notes.


     U.S. GOVERNMENT OBLIGATIONS. This category of securities is not subject to the 5% of total assets limitation referred to under the heading, "Certain Other Securities." The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks Maritime Administration, some of which are discussed below.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Under normal market conditions, the Technology Fund will not invest to a significant extent, or on a routine basis, in U.S. Government securities.

     Mortgage-backed securities have greater market volatility than other types of securities. In addition, because prepayments often occur at times when interest rates are low or are declining, the Funds may be unable to reinvest such funds in securities which offer comparable yields. The yields provided by these mortgage securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment features.

     In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

     OTHER MORTGAGE-BACKED SECURITIES AND PASS-THROUGH CERTIFICATES. The Government Securities, Managed, Short Duration Bond and Total Return Funds may also invest in other mortgage-backed securities issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

     COLLATERALIZED DEBT OBLIGATIONS. The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     REPURCHASE AGREEMENTS. This category of securities is not subject to the 5% of total assets limitation referred to under the heading, "Certain Other Securities." All Funds may enter into repurchase agreements usually having maturities of one business day and not more than one week. When a Fund acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Corporation's Custodian has possession of the security or collateral for the seller's obligation. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered loans by a Fund collateralized by the underlying instrument. If the seller should default on its obligation to repurchase the securities, the Fund may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The Funds enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the SEC, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to a Fund's agreement to repurchase the securities at an agreed upon price, date and rate of interest. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Because reverse repurchase agreements are considered borrowings, the Technology Fund may only enter into such agreements for temporary or emergency purposes. The Technology Fund may only sell portfolio securities to financial institutions such as banks and broker/dealers and requiring to repurchase them at a mutually specified date and price ("reverse purchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain cash, U.S. Government securities or other liquid securities in a segregated account in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.


     The Managed, Short Duration Bond and Total Return Funds may also invest in pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the Fund Manager determines that the securities meet the Fund's quality standards.

     RESTRICTED OR ILLIQUID SECURITIES. Each Fund, except the Multi-Cap Growth, Technology and Money Market Funds, invest up to 15% of its total net assets, in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable. The Multi-Cap Growth, Technology and Money Market Funds may invest up to 10% of their respective total assets in such illiquid or restricted securities.

     Each Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal Securities laws, and generally is sold to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market on the Section 4(2) paper, thus providing liquidity.


     The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of directors (or the Fund Manager acting subject to the board's supervision) determines that the securities are in fact liquid. Examples of factors that may be taken into account in evaluating the liquidity of a Rule 144A security by a Fund, both with respect to the initial purchase and on an ongoing basis, may include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Fund's portfolio could be adversely affected. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     FOREIGN SECURITIES. As noted above, the International Growth Fund will invest principally in foreign securities and the Global Financial Services and Global Socially Responsive Funds may invest 50% or more of their total assets in such securities. The Total Return Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Short Duration Bond Fund may invest up to 20% of its total assets in U.S. dollar denominated securities of foreign issuers. All other Funds, except the Government Securities and Tax-Exempt Income Funds may, subject to the 20% limitation, invest in foreign securities. The Money Market Fund may invest in U.S. dollar denominated instruments of foreign institutions. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Funds may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.


     Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Advisors, subject to the overall review of the Board of Directors, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.


     FORWARD COMMITMENTS. Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Fund. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, a Fund may lose an advantageous yield or price. A Fund does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth, Global Socially Responsive, Global Financial Services, Government Securities and Tax-Exempt Income Funds, which have a 20% limitation. Because the Technology Fund's liquidity and ability to manage the respective portfolio might be affected when the Fund earmarks cash or portfolio securities to cover such purchase commitments, the Fund Manager expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Managed and Total Return Funds may purchase when-issued securities and forward commitments without limit.

     PORTFOLIO DEPOSITARY RECEIPTS. To the extent otherwise consistent with their investment policies and applicable law, the Funds may invest in Portfolio Depositary Receipts, exchange-traded shares issued by investment companies, typically unit investment trusts, holding portfolios of common stocks designed to replicate and, therefore, track the performance of various broad securities indices or sectors of such indices. For example, the Fund may invest in S&P Depositary Receipts (SPDRs), issued by a unit investment trust whose portfolio tracks the S&P 500 Composite Stock Price Index, or Standard & Poor's MidCap 400 Depositary Receipts (MidCap SPDRs), similarly linked to the S&P MidCap 400 Index.

     Short Sales. The Funds may engage in covered short sales. A "short sale" is the sale by the Funds of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Funds will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the Funds may have to cover short positions at a higher price than the short sale price, resulting in a loss.

     In a covered short sale, a Fund either (1) borrows and sells securities it already owns (also known as a short sale "against the box"), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities shorted.

     Convertible Securities. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareowners. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareowners.

SECURITIES LENDING

     Except for the Multi-Cap Growth, Technology and Money Market Funds, all Funds may lend securities to the extent described in the Funds' prospectus to banks, brokers and other financial institutions. In return, the Funds receive collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Funds maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting the securities loaned. The Funds receive the income on the loaned securities. When the Funds receive securities as collateral, the Funds receive a fee for their loans from the borrower and do not receive the income on the collateral. When the Funds receive cash collateral, they may invest the collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Funds' yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Funds are obligated to return the collateral to the borrower at the termination of the loan. The Funds could suffer a loss in the event the Funds must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on its obligations, the Funds could suffer a loss if there are losses on investments made with the cash collateral or, if the value of the securities collateral falls below the market value of the borrowed securities. The Funds could also experience delays and costs in gaining access to the collateral. The Funds may pay reasonable finder's, lending agent, administrative and custodial fees in connection with their loans.

TEMPORARY DEFENSIVE TECHNIQUES

     Any or all of the Funds may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. The Money Market Fund may at times for defensive purposes temporarily place all or a portion of its assets in cash, when in the judgment of the Fund Manager such an investment is appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth, Global Socially Responsive, Technology and Global Financial Services Funds may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Fund takes a defensive position, it may not be following the fundamental investment policy of the Fund.

     Other Investments. Each Fund may, in the future, be authorized to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. The term "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or
(ii) more than 50% of the outstanding shares of the relevant Fund.


     The following fundamental investment restrictions apply to all Funds except the Multi-Cap Growth, Technology and Money Market Funds.


     The Funds may not:

     (1) Purchase the securities of any issuer if, as a result, a Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). (The Mergers and Acquisitions Fund is not subject to this restriction.)

     (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Fund's investment strategies as reflected in its prospectus and statement of additional information (collectively, the "Prospectus") a Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     (5) Purchase any security if, as a result 25% or more of a Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Global Financial Services Fund and Technology Fund are not subject to this restriction. The Technology Fund will invest 25% or more of its total assets in securities of companies related to the Internet or intranet industries, as described in the prospectus.

     (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Funds may make loans, including loans of assets of the Funds, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Fund's investment objective.

     For purposes of Investment Restriction 1, a Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Funds total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 5, the Funds rely on Bloomberg Economic Sectors Classification System in determining industry classification. The Funds' reliance on this classification system is not a fundamental policy of the Funds and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     The following non-fundamental investment restrictions apply to all Funds, except the Multi-Cap Growth, Technology and Money Market Funds.

     The Funds may not:

     (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

     (2) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law.


     (3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that
(i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.


     (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Fund's assets would be invested in such securities.

     The Multi-Cap Growth, Technology and Money Market Funds have adopted the following investment restrictions and limitations, which cannot be changed as to any individual Fund without approval by the holders of a majority of the outstanding shares of the relevant Fund. (As used in this Statement of Additional Information, "a majority of the outstanding shares of the relevant Fund" means the lesser of (i) 67% of the shares of the relevant Fund represented at a meeting at which more than 50% of the outstanding shares of that Fund are represented in person or by proxy or (ii) more than 50% of the outstanding shares of the relevant Fund.) Except as otherwise set forth, no Fund may:

     1. As to 75% of its total assets purchase the securities of any issuer if such purchase would cause more than 5% of its total assets to be invested in the securities of such issuer (except U.S. Government securities or those of its agencies or instrumentalities as defined in the Investment Company Act of 1940), or purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of any issuer. For purposes of this restriction, each Fund will regard the entity which has ultimate responsibility for the payment of interest and principal as the issuer.

     2. Purchase securities of any company that has a continuous operating history of less than three years (including that of predecessors) if such securities would cause the Fund's investment in such companies taken at cost to exceed 5% of the value of the Fund's total assets. (The Multi-Cap Growth and Technology Funds are not subject to this restriction.)

     3. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

     4. With respect to each Fund other than the Multi-Cap Growth Fund, make short sales of securities, unless at the time of such sale, it owns, or has the right to acquire at no additional cost to the Fund as the result of the ownership of convertible or exchange securities, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. In no event will a Fund make short sales of securities in such a manner that the value used to cover such sales would exceed 15% of its net assets at any time. The short sales of the type described above, which are called "short sales against the box," may be used by a Fund when management believes that they will protect profits or limit losses in investments.

     5. Borrow money, except that a Fund may borrow from banks as a temporary measure for emergency purposes and not for investment, in which case such borrowings may not be in excess of the lesser of: (a) 10% of its total assets taken at cost; or (b) 5% of the value of its assets at the time that the loan is made. A Fund will not purchase securities while borrowings are outstanding. A Fund will not pledge, mortgage or hypothecate its assets taken at market value to an extent greater than the lesser of 10% of the value of its net assets or 5% of the value of its total assets taken at cost.

     6. Purchase or retain the securities of any issuer if those officers and directors of a Fund or of its investment advisor holding individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. (The Multi-Cap Growth and Technology Funds are not subject to this restriction).

     7. Purchase the securities of any other investment company except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary sales load or broker's commission) or as a part of a merger, consolidation, acquisition or reorganization. (The Multi-Cap Growth and Technology Funds are not subject to this restriction.)

     8. Invest in real estate; this restriction does not prohibit a Fund from investing in the securities of real estate investment trusts.

     9. Invest for the purpose of exercising control of management of any company.

     10. Underwrite securities issued by others except to the extent that the disposal of an investment position may qualify any Fund or the Corporation as an underwriter as that term is defined under the Securities Act of 1933, as amended.

     11. Except for the Technology and Money Market Funds, make any investment which would cause more than 25% of the total assets of the Fund to be invested in securities issued by companies principally engaged in any one industry; provided, however, that: (i) this limitation does not apply to investments in U.S. Government Securities as well as its agencies and instrumentalities, general obligation bonds, municipal securities other than industrial development bonds issued by non-governmental users, and (ii) utility companies will be divided according to their services (for example, gas, gas transmission, electric, electric and gas, and telephone will each be considered a separate industry). The Money Market Fund may invest more than 25% of its total assets in U.S. Government Securities as well as its agencies and instrumentalities and certain bank instruments issued by domestic banks. The instruments in which the

Money Market Fund may invest in excess of 25%, in the aggregate, of its total assets are letters of credit and guarantees, negotiable certificates of deposit, time deposits, commercial paper and bankers acceptances meeting the investment criteria for the Money Market Fund. The Technology Fund will invest more than 25% of the Fund's assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with the Internet or intranet related businesses.


     12. Participate with others in any trading account. This restriction does not prohibit the Corporation or any Fund from combining portfolio orders with those of other Funds or other clients of the Advisors or Fund Managers when to do so would permit the Corporation and one or more Funds to obtain a large-volume discount from ordinary brokerage commissions when negotiated rates are available. (The Multi-Cap Growth and Technology Funds are not subject to this restriction).


     13. Invest more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable.

     14. Issue senior securities, except as permitted by the 1940 Act and rules thereunder.

     15. Invest in commodities or commodities contracts, except the Funds may purchase and sell options, futures contracts and options on futures contracts in accordance with their investment policies as set forth in this registration statement.

     16. Make loans, except by purchasing debt securities or entering into repurchase agreements, in each case in accordance with its investment policies as set forth in this Statement of Additional Information.

     Each of the Small Company Growth, Small Company Value, Equity, Global Financial Services, Technology, Government Securities, High-Yield Bond and Short Duration Bond Funds will provide 60 days' prior written notice to shareholders of a change in such Fund's non-fundamental policy of investing a certain percentage of its net assets (plus any borrowings for investment purposes) in the type of investments suggested by such Fund's name.

     If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Fund's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Fund Managers intend to manage each Fund's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund's current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

     The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of the Funds (other than the Money Market Fund for which, due to the short-term nature of its investment, a portfolio turnover rate is not applicable, and other than the High-Yield Bond, Mergers and Acquisitions, Managed, Multi-Cap Growth, Capital Appreciation and Total Return Funds) are not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund's investment portfolio were replaced once in a period of one year.




     During 2003, the portfolio turnover rate exceeded 100% for the following funds: Multi-Cap Growth, Equity Income, Growth and Income, Mergers and Acquisitions, Technology and Total Return.


     During 2004, the portfolio turnover rate exceeded 100% for the following funds: Multi-Cap Growth, International Growth, Mergers and Acquisitions, Technology and Total Return.


                               PORTFOLIO HOLDINGS


     It is the policy of the Corporation to safeguard against misuse of the Fund's portfolio holdings information and to prevent the selective disclosure of such information. Each Fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Corporation generally discloses top portfolio holdings (typically the Funds' top ten holdings) and complete portfolio holdings on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten and complete portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. Top ten and complete portfolio holdings are contained in a Fund's "fact sheet" and are available to AXA Financial personnel and the general public upon request or on the Corporation's website at http://www.axaenterprise.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

     The Corporation, through the Advisors, may provide portfolio holdings data to certain third-parties prior to the 30th day of the subsequent month following purchase or sale. The Advisors have ongoing arrangements with certain third-party data services including Vestek, mutual fund evaluation services, including Lipper Analytical Services and Morningstar and consultants, including Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor's Investment Advisory Services LLC. Each of these third parties may receive portfolio holdings data prior to the release of such information to the public as described above, but these services will be bound to treat them confidentially until they have become public and will not be permitted to trade on such information. Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily.

     On a case-by-case "need to know" basis, the Corporation's Chief Financial Officer or Vice President, subject to the approval of the Advisors' Legal and Compliance Group and the Corporation's Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of release of portfolio holdings information by the Advisors' Legal and Compliance Group must require a duty of confidentiality and must be based on such information not being used for the purpose of making an investment decision with respect to the Fund in question. The Advisors do not disclose the Corporation's portfolio holdings to the media and will not release portfolio trades information.

     In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Fund to the following service providers and other organizations: auditors; the custodian; the administrator; the transfer agent; counsel to the Funds or the non-interested directors; regulatory authorities; pricing services (Bear Stearns' Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg and Reuters); financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed and will not be permitted to trade on such information.

     The Advisors are responsible for administering the release of portfolio holdings information with respect to the Corporation's Funds. Until particular portfolio holdings information has been released to the public, and except with regards to the third parties described above, no such information may be provided to any party without the approval of the Advisors' Legal and Compliance Group or the execution by such party of an agreement containing appropriate confidentiality language which has been approved by the Advisors' Legal and Compliance Group. All such parties will not be permitted to trade on such information. The Advisors' Legal and Compliance Group will monitor and review any potential conflicts of interest between the shareholders and the Corporation and its affiliates that may arise from the potential release of portfolio holdings information. The Advisors' Legal and Compliance Group will not release portfolio holdings information unless it determines the disclosure is in the best interests of shareholders and there is a legitimate business purpose for such disclosure. On a quarterly basis, the Corporation's Chief Compliance Officer will report to the Corporation's Board of Directors any exceptions to the Corporation's policy that were granted by the Advisors' Legal and Compliance Group. The Corporation's Board of Directors approved this policy and determined it was in the best interest of shareholders. No compensation is received by the Corporation, the Advisors or any other person in connection with their disclosure of portfolio holdings information.


                          MANAGEMENT OF THE CORPORATION

     The Board of Directors of the Corporation is responsible for the management of the business of the Corporation under the laws of Maryland, and it is primarily responsible for reviewing the activities of Enterprise Capital Management, Inc. ("ECM"), AXA Equitable Life Insurance Company ("AXA Equitable") (each, an "Advisor" and together, the "Advisors"), the various Fund Managers and Enterprise Fund Distributors, Inc. (the "Distributor" or "EFD") under the Investment Advisors' Agreements, the Fund Manager's Agreements, the Distributor's Agreement and the Plans which relate to the operations of the Corporation and its Funds.

     The Board of Directors of the Corporation consists of five individuals, four of whom are not "interested persons" of the Corporation as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Biographical Information. Certain biographical and other information relating to the non-interested Directors of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisors and other public directorships.

NON-INTERESTED DIRECTORS


                                                                                       Number of
                                                                                       Portfolios
                                                                  Principal            in Complex
    Name, Address and        Positions Held      Year            Occupations            Overseen        Other
      Year of Birth            with EGF**      Elected         Past Five Years        by Director   Directorships
-----------------------------------------------------------------------------------------------------------------
William A. Mitchell, Jr.    Chairman of the      1987    Chairman, Carter &                22       None
Suite 450                   Board;                       Associates (real estate
3343 Peachtree Road, N.E.   Director                     development)
Atlanta, GA 30326
1940
-----------------------------------------------------------------------------------------------------------------
Arthur T. Dietz             Director and         1972    President,                        22       None
Suite 450                   Audit                        ATD Advisory Corp.
3343 Peachtree Road, N.E.   Committee
Atlanta, GA 30326           Member
1923
-----------------------------------------------------------------------------------------------------------------
Arthur Howell, Esquire      Director and         1968    Of Counsel, Alston &              22       None
Suite 450                   Audit                        Bird LLP (law firm)
3343 Peachtree Road, N.E.   Committee
Atlanta, GA 30326           Chairman
1918
-----------------------------------------------------------------------------------------------------------------
Lonnie H. Pope              Director and         1985    CEO, Longleaf                     22       None
Suite 450                   Audit                        Industries, Inc.
3343 Peachtree Road, N.E.   Committee                    (chemical
Atlanta, GA 30326           Member                       manufacturing)
1934
-----------------------------------------------------------------------------------------------------------------


Certain biographical and other information relating to the Directors who are "interested persons" of the Corporation as defined in the 1940 Act and the officers of the Corporation is set forth below, including their ages, their principal occupations, for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Advisors and other public directorships.

INTERESTED DIRECTOR


-----------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                       Portfolios
                                                                  Principal            in Complex
    Name, Address and        Positions Held      Year            Occupations            Overseen        Other
      Year of Birth            with EGF**      Elected         Past Five Years        by Director   Directorships
-----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Steven M. Joenk*            President, Chief     2004    From July 1999 to                127       EQAT**
1290 Avenue of the          Executive                    present, Senior Vice                       APVT**
Americas; New York,         Officer and                  President, AXA                             AEMFT**
New York 10104              Director                     Financial, Inc.
1958                                                     ("AXA Financial"); from
                                                         September 2004 to
                                                         present, President of AXA
                                                         Financial's Funds
                                                         Management Group; since
                                                         2004, chairman and
                                                         president of Enterprise
                                                         Capital Management, Inc.,
                                                         co-chairman of Enterprise
                                                         Fund Distributors, Inc.
                                                         and a director of MONY
                                                         Capital Management Inc.,
                                                         Matrix Private Equities,
                                                         Inc., Matrix Capital
                                                         Markets Group Inc., 1740
                                                         Advisers, Inc., MONY
                                                         Asset Management Inc.,
                                                         MONY Financial
                                                         Resources of the Americas
                                                         Limited (Jamaica),
                                                         MONY International Life
                                                         Insurance Co.
                                                         (Argentina), MONY Bank
                                                         & Trust Company of the
                                                         Americas Ltd. (Cayman
                                                         Islands) and MONY
                                                         Consultoria de
                                                         Correlagem de Seguros
                                                         Ltd. (Brazil).

OFFICERS


                                                                  Principal
    Name, Address and        Positions Held      Year            Occupations
      Year of Birth            with EGF**      Elected         Past Five Years
------------------------------------------------------------------------------------
Kenneth T. Kozlowski        Chief Financial      2004    From February 2001 to
1290 Avenue of the          Officer and                  present, Vice President,
Americas; New York,         Treasurer                    AXA Financial; from July
New York 10104                                           2004 to present, a
1961                                                     director of ECM**; from
                                                         October 1999 to February
                                                         2001, Assistant Vice
                                                         President, AXA Financial.
------------------------------------------------------------------------------------
Patricia Louie              Vice President       2004    From May 2003 to present,
1290 Avenue of the          and Secretary                Vice President and
Americas, New York,                                      Associate General
New York 10104                                           Counsel, AXA Financial
1955                                                     and AXA Equitable; from
                                                         July 1999 to May 2003,
                                                         Vice President and
                                                         Counsel, AXA Financial and
                                                         AXA Equitable.
------------------------------------------------------------------------------------
Brian E. Walsh              Vice President       2004    From February 2003 to
1290 Avenue of the          and Controller               present, Vice President of
Americas, New York,                                      AXA Financial and AXA
New York 10104                                           Equitable; from January
1968                                                     2001 to February 2003,
                                                         Assistant Vice President
                                                         of AXA Financial and AXA
                                                         Equitable; from December
                                                         1999 to January 2001,
                                                         Senior Fund Administrator
                                                         of AXA Financial and AXA
                                                         Equitable.
------------------------------------------------------------------------------------
Kenneth B. Beitler          Vice President       2004    From February 2003 to
1290 Avenue of the                                       present, Vice President of
Americas; New York                                       AXA Financial; from
New York 10104                                           February 2002 to February
1958                                                     2003, Assistant Vice
                                                         President of AXA
                                                         Financial; from May 1999
                                                         to February 2000, Senior
                                                         Investment Analyst of AXA
                                                         Financial.
------------------------------------------------------------------------------------
Joseph J. Paolo             Chief Compliance     2004    From March 2004 to
1290 Avenue of the          Officer                      present, Vice President of
Americas, New York                                       AXA Financial and AXA
New York 10104                                           Equitable and Chief
1970                                                     Compliance officer of AXA
                                                         Financial's Funds
                                                         Management Group; from May
                                                         2002 to March 2004,
                                                         Assistant Vice President
                                                         and Compliance Director of
                                                         AXA Financial and
                                                         AXA Equitable; from
                                                         February 2001 to May 2002,
                                                         Compliance Officer of AXA
                                                         Financial and AXA
                                                         Equitable; from June 1998
                                                         to February 2001,
                                                         Principal Consultant,
                                                         PricewaterhouseCoopers LLP.
------------------------------------------------------------------------------------
Andrew S. Novak             Assistant            2005    From May 2003 to present,
1290 Avenue of the          Secretary                    Vice President and Counsel
Americas                                                 of AXA Financial and AXA
New York, New York                                       Equitable; from May 2002 to
1968                                                     May 2003, Counsel, AXA
                                                         Financial and AXA
                                                         Equitable; from May 2001 to
                                                         April 2002, Associate
                                                         General Counsel and Chief
                                                         Compliance Officer, Royce &
                                                         Associates, Inc.; from
                                                         August 1997 to August 2000,
                                                         Vice President and
                                                         Assistant General Counsel,
                                                         Mitchell Hutchins Asset
                                                         Management.

Footnotes to Tables

----------
*    Mr. Joenk is affiliated with the Corporation.


**EGF  - The Enterprise Group of Funds, Inc.   EFD- Enterprise Fund Distributors, Inc.
  ECM  - Enterprise Capital Management, Inc.   EAT- Enterprise Accumulation Trust
  EQAT - EQ Advisors Trust                     MSF- MONY Series Fund, Inc.
  APVT - AXA Premier VIP Trust                 AEMFT-AXA Enterprise Multimanager Funds Trust



     SHARE OWNERSHIP. Each Director's share ownership in the Corporation, the identity of the Fund and share ownership in all registered funds in the Enterprise family of funds and affiliated family of funds that are overseen by the respective Director as of December 31, 2004 is set forth in the chart below.



                                                                                 Aggregate Dollar Range of
                                                                                    Securities in all
                                                                                         Investment
                                  Dollar Range                                     Companies Overseen by
                                  of Ownership                Name of              Director in Family of
            Name               in the Corporation              Fund                 Investment Companies
----------------------------   ------------------   --------------------------   -------------------------
NON-INTERESTED DIRECTORS:
Arthur T. Dietz ............      $1 - $10,000      Enterprise Technology Fund          $1 - $10,000
Arthur Howell ..............      $1 - $10,000      Enterprise Technology Fund          $1 - $10,000
William A. Mitchell, Jr ....           None                     N/A                          None
Lonnie H. Pope .............           None                     N/A                          None
INTERESTED DIRECTOR:
Steven M. Joenk ............           None                     N/A                     over $100,000



     The following table provides information, as of December 31, 2004, for each non-interested Director of the Corporation and his immediate family members relating to securities owned beneficially or of record in AXA S.A., the ultimate parent corporation of each of the Advisors.


                                  Names of Owners
                                 And Relationship      Value of      Percent of
             Name                  To Director        Securities       Class
----------------------------     ----------------     ----------     ----------
Arthur T. Dietz ...........            None               N/A            N/A
Arthur Howell .............            None               N/A            N/A
William A. Mitchell, Jr. ..            None               N/A            N/A
Lonnie H. Pope ............            None               N/A            N/A


     Arthur T. Dietz, Arthur Howell and Lonnie H. Pope also serve on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Corporation's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. The Audit Committee held two meetings during the fiscal year ended October 31, 2004.

     The Corporation has a Valuation Committee consisting of Arthur T. Dietz, Steven M. Joenk ("interested" Director), Kenneth T. Kozlowski, Kenneth B. Beitler and Andrew Novak and such other officers of the Corporation and the Advisors, as well as such officers of any Fund Manager as are deemed necessary by the officers of the Corporation from time to time, each of whom shall serve at the pleasure of the Board of Directors as members of the Valuation Committee. This committee determines the value of any of the Corporation's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

     Each Director who is not an "interested" Director ("Independent Director") currently receives from the Corporation an annual fee of $35,750, payable annually. In addition to the annual fee, each Independent Director will receive an additional fee of $3,000 for each regularly scheduled Board Meeting, $1,500 for each special Board meeting, as well as $1,000 for each Audit Committee Meeting attended and $500 for each Nominating and Compensation Committee Meeting attended. The lead Independent Director and certain committee chairs may receive additional compensation. Directors also receive reimbursement from the Corporation for expenses associated with attending Board or Committee meetings. No fees were paid to the "interested" Director of the Corporation.


     The following sets forth compensation paid to each of the Directors during the fiscal year ending October 31, 2004:


             (1)                       (2)              (3)         (4)            (5)
-----------------------------   -----------------   ----------   ----------   ------------
                                                                                  Total
                                                    Pension or                Compensation
                                                    Retirement                  from the
                                                     Benefits    Estimated     Corporation
                                                    Accrued as     Annual       and Fund
                                    Aggregate         Part of     Benefits       Complex
                                Compensation from      Fund         upon         Paid to
             Name                the Corporation     Expenses    Retirement   Directors(*)
-----------------------------   -----------------   ----------   ----------   -----------
Arthur T. Dietz .............        $28,917           None         None        $38,063
Arthur Howell ...............        $29,917           None         None        $39,063
William A. Mitchell, Jr. ....        $34,730           None         None        $43,250
Lonnie H. Pope ..............        $28,917           None         None        $38,063


----------


(*) Each Director received fees for services as a Trustee of Enterprise Accumulation Trust.


     Directors, former directors, employees or retirees of the Corporation, or of MONY and its subsidiaries, and members of their families, and any employee benefit plans of the foregoing may purchase Class A and Class Y shares at net asset value.




     The Funds, the Advisors and the Distributor have adopted a Code of Ethics which permits officers and employees to invest in securities for their own accounts, subject to certain restrictions. The Code of Ethics is on file with the SEC and available through the SEC's EDGAR system.


     The Funds have also adopted Proxy Voting Policies and Procedures, which are included in this Statement of Additional Information as Appendix D. Each Fund Manager's procedures are also included in Appendix D. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 is available (1) without charge, upon request, by calling AXA Enterprise Shareholder Services at 1-800-368-3527 and
(2) on the SEC's website at http://www.sec.gov.

               CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

          As of April 1, 2005, no person owned beneficially or of record more than 25% of any Fund's assets. For a listing of persons who owned beneficially or of record more than 5% of any Fund's assets, see Appendix E.

          As of April 1, 2005, the officers and directors of the Corporation as a group owned less than one percent of the shares of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORY AGREEMENTS

     The Corporation, on behalf of each Fund, except the Money Market Fund, has entered into an Investment Advisory Agreement with ECM (the "ECM Advisor Agreement"), which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers (except the Fund Manager for the Money Market Fund). The Corporation, on behalf of the Money Market Fund, has entered into an Investment Advisory Agreement with AXA Equitable ("AXA Equitable Advisor Agreement" and together with the ECM Advisor Agreement, the "Advisors Agreements"), which, in turn, has entered into a Fund Manager's Agreement with the Fund Manager for the Money Market Fund. The Advisors are subsidiaries of AXA Financial, Inc. ECM was incorporated in 1986 and its address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. AXA Equitable was established in 1859 and is located at 1290 Avenue of the Americas, New York, New York 10104.

At a meeting held on December 15, 2004, the Board of Directors re-approved the ECM Advisor Agreement with ECM and approved the AXA Equitable Advisor Agreement with AXA Equitable. In re-approving, or approving, as the case may be, the Advisors Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the Funds by the Advisors; (2) the performance of each Fund as compared to a peer group and an appropriate index; (3) the Advisors' personnel and operations; (4) the Advisors' financial condition; (5) the level and method of computing each Fund's management fee; (6) the profitability of the Advisors under the Advisors Agreements; (7) "fall-out" benefits to the Advisors and their affiliates (i.e., ancillary benefits that may be realized by AXA Equitable or ECM or their affiliates from the Advisors' relationship with the Corporation);
(8) the effect of growth and size on each Fund's performance and expenses; and
(9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Funds by the Advisors' affiliates, including distribution services.

     The Board, in examining the nature and quality of the services to be provided by the Advisors to the Funds, recognized their experience in serving as an investment manager and noted that AXA Equitable currently provides investment management services to three other registered open-end investment companies. The Board also noted the extensive responsibilities that both the Advisors have as investment managers to the Funds, including the provision of investment advice to the Funds, selection of the Fund Managers and oversight of the Fund Managers' compliance with Fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as the Advisors' ability to render such services based on its experience, operations and resources.

     The Board also evaluated the performance of each Fund in comparison to funds with similar objectives and policies, the expertise and performance of the personnel overseeing the Fund Managers, and compliance with each Fund's investment restrictions, tax and other requirements. After comparing the Funds' performance with that of similar funds, the Board determined that each Fund was likely to benefit from ECM and AXA Equitable serving as the investment managers.

     The Board gave substantial consideration to the fees payable under each of the Advisors Agreements. In this connection, the Board evaluated each Advisor's costs and profitability in serving as investment manager to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds and the costs associated with compensating the Fund Managers. The Board also examined the fees paid by each Fund in light of fees paid to other investment managers by comparable funds and the method of computing each Fund's fee. The Board also noted each Advisor's commitment to the expense limitation agreement with the Funds. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs anticipated to be incurred, by the Advisors, the Board concluded that the level of the fees paid to the Advisors with respect to each Fund is fair and reasonable.

     The Board also noted that AXA Equitable serves as the Corporation's administrator, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Corporation's audits, financial statements and tax returns and managing expenses and budgeting for the Corporation. The Board also recognized that the Advisors' affiliate, Enterprise Fund Distributors, Inc., serves as an underwriter to the Funds, and as such, receives Rule 12b-1 payments from the Funds. The Board noted, however, that such payments are used to provide valuable shareholder services and to finance activities that are intended to result in the sale of Fund shares, which potentially could lead to growth in the Corporation's assets and the corresponding benefits of that growth, including economies of scale and greater portfolio diversification. Further, the Board recognized that Sanford C. Bernstein & Co., LLC ("Bernstein"), a registered broker-dealer, is an affiliate of the Advisors and from time to time may receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities. The Board noted, however, that transactions with Bernstein must meet the Corporation's requirements for best execution. As such, the Board concluded that the benefits accruing to the Advisors and their affiliates by virtue of their relationship to the Corporation are reasonable and fair in comparison with the anticipated costs of providing the relevant services.

     Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of ECM and AXA Equitable, the Board determined that approval of each of the Advisors Agreements was in the best interests of each Fund. After full consideration of these and other factors, the Board, including a majority of the Independent Directors, with the assistance of independent counsel, approved each of the Advisors Agreements.

     The Advisors' Agreements obligate the Advisors to provide investment advisory services to the Funds, to furnish the Corporation with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Corporation. Each Fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Fund also pays a portion of the Corporation's general administrative expenses. These expenses are allocated to the Funds either on the basis of their asset size, on the basis of special needs of any Fund, or equally as is deemed appropriate. These expenses include expenses such as: directors' fees; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; printing and issuance of stock certificates; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Fund's shares under the federal and state securities laws; and any other expenses properly payable by the Corporation that are allocable to the respective Funds. Litigation costs, if any, may be directly allocable to the Funds or allocated on the basis of the size of the respective Funds. The Board of Directors annually reviews allocation of expenses among the Funds and has determined that this is an appropriate method of allocation of expenses.


     The tables below sets forth the 2004, 2003 and 2002 breakdown by Fund of
(1) the investment advisory fee paid to ECM, (2) the percentage of the investment advisory fee to be paid by ECM to the Fund Manager, (3) the fund management fee paid by ECM to the Fund Manager, (4) the net investment advisory fee left to ECM after payment of the fund management fee, and (5) the amount of the expense reimbursement paid by ECM to the Fund.


                                                     EGF 2004
                             ------------------------------------------------------
           Fund                  (1)       (2)       (3)          (4)         (5)
-----------------------------------------------------------------------------------
Growth                       $10,554,665    28%  $2,936,778   $7,617,887   $     --
Equity Income                    814,117    38%     313,027      501,090    134,566
Capital Appreciation           1,627,768    60%     974,129      653,639         --
Government Securities          1,171,607    40%     465,047      706,560    522,931
High-Yield Bond                1,292,545    45%     578,599      713,946    184,292
Tax-Exempt Income                137,344    30%      41,204       96,140     60,332
International Growth             546,677    47%     255,833      290,844     14,990
Strategic Allocation             232,721    53%     123,975      108,746    111,180
Total Return                     463,083    38%     178,111      284,972    190,095
Short Duration Bond              108,560    22%      24,125       84,435     74,271
Money Market*                  1,176,391    --%      14,253    1,162,138         --
Technology                       691,319    40%     276,467      414,852    217,571
Multi-Cap Growth                 749,594    40%     299,663      449,931     66,668
Global Socially Responsive        71,053    50%      35,350       35,703     61,244
Small Company Value            3,680,174    53%   1,961,842    1,718,332         --
Managed                          791,954    36%     285,083      506,871    324,423
Equity                         1,082,455    48%     516,016      566,439     65,273
Growth & Income                1,117,860    37%     413,301      704,559    320,737
Small Company Growth             931,727    34%     312,212      619,515    345,118
Global Financial Services        243,333    58%     142,155      101,178     47,196
Mergers & Acquisitions         1,612,925    47%     757,404      855,521         --
Deep Value                       226,352    53%     120,687      105,665    114,716


----------


* Prior to October 1, 2004, ECM was the Advisor for the Money Market Fund. The table above reflects fees and/or reimbursements paid to, or by, ECM and AXA Equitable in relation to the Money Market Fund.


                                                     EGF 2003
                             --------------------------------------------------------
           Fund                  (1)        (2)        (3)          (4)         (5)
-------------------------------------------------------------------------------------
Growth                       $11,142,992   28.01%  $3,121,465   $8,021,527         --
Equity Income                    753,049   39.80%     299,742      453,307   $145,537
Capital Appreciation           1,471,453   60.00%     882,872      588,581         --
Government Securities          1,574,542   38.10%     599,847      974,695    626,650
High-Yield Bond                1,454,351   45.10%     655,979      798,372    209,557
Tax-Exempt Income                181,359   30.00%      54,408      126,951     82,803
International Growth             515,470   47.06%     242,574      272,896     61,806
Strategic Allocation             198,167   53.33%     105,689       92,478    140,636
Total Return                     547,695   38.46%     210,652      337,043    204,628
Short Duration Bond               89,853   22.22%      19,967       69,886    101,417
Money Market*                  1,554,876    0.00%          --    1,554,876         --
Technology                       696,340   40.00%     278,536      417,804    305,741
Multi-Cap Growth                 823,428   40.00%     329,371      494,057    158,160
Global Socially Responsive        45,565   50.00%      22,782       22,783     77,007

                                                     EGF 2003
                             --------------------------------------------------------
           Fund                  (1)       (2)        (3)          (4)         (5)
------------------------------------------------------------------------------------
Small Company Value          $3,554,437   53.33%  $1,895,700   $1,658,737         --
Managed                         903,839   36.00%     325,382      578,457   $401,089
Equity                          923,111   50.52%     466,310      456,801     81,415
Growth & Income               1,149,856   37.68%     433,286      716,570    370,849
Small Company Growth            958,831   40.00%     383,532      575,299    373,519
Global Financial Services       224,542   58.82%     132,083       92,459     54,749
Mergers & Acquisitions          875,103   49.46%     432,823      442,280         --
Deep Value                      153,473   53.33%      81,852       71,621    115,584

----------
*    Prior to October 1, 2004, ECM was the Advisor for the Money Market Fund.


                                                     EGF 2002
                             --------------------------------------------------------
           Fund                  (1)        (2)        (3)          (4)         (5)
-------------------------------------------------------------------------------------
Growth                       $11,215,920   28.00%  $3,140,912   $8,075,008         --
Equity Income                    852,635   39.16%     333,861      518,774   $190,216
Capital Appreciation           1,394,003   60.00%     836,402      557,601         --
Government Securities          1,331,479   40.25%     535,949      795,530    472,409
High-Yield Bond                  938,515   46.99%     441,048      497,467    265,178
Tax-Exempt Income                168,142   30.00%      50,443      117,699     82,299
International Growth             573,189   47.06%     269,736      303,453    166,069
Strategic Allocation             166,653   53.33%      88,881       77,772    149,952
Total Return                     270,970   38.46%     104,219      166,751    151,996
Short Duration Bond*               2,466   22.22%         548        1,918         --
Mid-Cap Growth                    99,094   58.33%      57,805       41,289    109,747
Global Healthcare                152,544   60.00%      91,526       61,018    121,042
Money Market**                 1,103,918    0.00%          --    1,103,918         --
Technology                       734,579   40.00%     293,831      440,748    486,689
Multi-Cap Growth               1,048,990   40.00%     419,596      629,394    367,030
Global Socially Responsive        36,303   50.00%      18,151       18,152     72,687
Small Company Value            3,589,194   53.33%   1,914,237    1,674,957         --
Managed                        1,179,042   38.85%     458,046      720,996    372,493
Equity                           855,127   51.21%     437,900      417,227    211,647
Growth & Income                1,421,307   36.41%     517,549      903,758    392,366
Small Company Growth             890,206   48.50%     431,753      458,453    320,783
Global Financial Services        242,008   58.82%     142,358       99,650     69,179
Mergers & Acquisitions           629,032   50.00%     314,516      314,516         --
Deep Value                       105,518   50.61%      53,402       52,116    112,873


----------
* Information for the Short Duration Bond Fund is for the period November 29, 2002 (commencement of operations) to December 31, 2002.

**   Prior to October 1, 2004, ECM was the Advisor for the Money Market Fund.

DISTRIBUTOR'S AGREEMENTS AND PLANS OF DISTRIBUTION


     The Distributor is a subsidiary of ECM and an affiliate of AXA Equitable and is the principal underwriter for shares of the Funds. The Distributor's principal business address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

Compensation to Financial Intermediaries and Third-Party Broker Dealers

     In addition to the sales commissions and the distribution and service fees paid by the Funds to the Distributor for the purpose of compensating selling dealers (described above in "Investment Management and Other Services - The Distributor"), the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other financial intermediaries who are authorized to offer and sell shares of the Funds and other mutual funds distributed by the Distributor (collectively, "Dealers"). As described in the Prospectus, AXA Equitable and the Distributor may use their respective past profits or other resources, and without cost to the Funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of Enterprise and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of Fund shares, and to pay incentives to market the Enterprise Funds or to cooperate with the Distributor's promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, "revenue sharing payments"). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

     Marketing Support Payments. The Distributor and its affiliates may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the Funds; disseminating to Dealer personnel information and product marketing materials regarding the Funds; explaining to clients the features and characteristics of the Funds; conducting due diligence regarding the Funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer's financial advisors and consultants, furnishing marketing support and other services; and seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

     Processing Support Payments. The Distributor and/or Enterprise may make payments to certain Dealers that sell Fund shares to help offset the Dealers' costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor and/or Enterprise may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a Dealer's mutual fund trading system.

     Other Payments. From time to time, the Distributor, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of Fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's policies and applicable law. These payments may vary depending upon the nature of the event.

     Subaccounting Payments. In addition to the payments described above, from time to time, the Funds and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as "subaccounting"). The subaccounting services typically include:
(a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; and (g) providing information in order to assist the Funds in their compliance with state securities laws.

     The subaccounting fees the Funds pay are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services. The Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

     Agreements. As of the date of this SAI, the Dealers with whom the Distributor has agreements regarding revenue sharing payments were as follows:
1st Global Capital Corp., Advest, Inc., AIG Advisor Group, Citigroup Global Markets Inc., Legg Mason Wood Walker Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Stanley DW, Inc., Oppenheimer & Co., Inc., Raymond James & Associates, UBS Financial Services Inc. and Wachovia Securities Inc.

     As of the date of this SAI, the financial intermediaries with whom Enterprise and/or the Distributor have agreements regarding subaccounting payments were as follows: ABN AMRO, A.G. Edwards, Administrative Management Group, American Stock Transfer & Trust, Bank of New York, Bear Stearns Securities Corp., Benefit Plans Administrators, BISYS, Charles Schwab Trust Company, CIBC World Markets Corp., Ceridian Retirement Plan Services, Charles Schwab & Co., Citi Group Global Markets Inc., CNA Trust, Daily Access, Datalynx, Edward Jones, EPIC Advisors, Fidelity Brokerage Services LLC, First Clearing Corporation, FiServ Trust Company, ICMA-RC Services, LLC, Invesmart, Legg Mason Wood Walker Inc., Lincoln Life, Linsco/Private Ledger, Matrix Settlement & Clearance Services, McDonald Investments, Inc., Merrill Lynch Pierce Fenner & Smith & Inc., Mercer HR Outsourcing LLC, Mesirow Financial, Inc., Mid Atlantic Capital Corp., Morgan Keegan & Co., Morgan Stanley DW, Inc., National Investor Services, Corp., Orbitex Retirement Services, Pension & Benefit Solutions, Pershing, Prudential Investment Management Services, Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Robert W. Baird & Co., Inc., Stanley, Hunt, Dupree, Rhine, Inc., Stifel Nicolas & Co., Inc., Trustlynx, UBS Financial Services Inc., US Bankcorp Piper Jaffray, Wachovia Securities Inc., Wells Fargo Investments, LLC and Wystar Global Retirement Solutions.

     For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

     If you hold shares through a brokerage account, your broker-dealer may charge you a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by the individual dealer. These processing and service fees are in addition to the sales and other charges and are typically fixed, nominal dollar amounts. Your broker-dealer will provide you with specific information about any processing or servicing fees you will be charged.

     Class A, Class B and Class C shares of each Fund have adopted a separate Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Class A, Class B and Class C shares of each of the Funds are authorized to pay the Distributor a distribution fee for expenses incurred in connection with the continuous distribution of shares of the Fund and an account maintenance fee for shareholder servicing. There is no Distribution Plan in effect for Class Y shares.


     CLASS A SHARES. Class A shares of each Fund (except the Short Duration Bond and Money Market Funds which do not pay service fees) pay the Distributor an account maintenance and distribution fee at the annual rate of 0.45% of each Fund's average daily net assets attributable to Class A shares.

     CLASS B SHARES. Class B shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class B shares. Class B shares of each Fund (except Money Market Fund which does not pay distribution fees) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets.


     CLASS C SHARES. Class C shares of each Fund (except Money Market Fund) pay the Distributor a distribution fee at the annual rate of 0.75% of each Fund's average daily net assets attributable to Class C shares. Class C shares of each Fund (except Money Market Fund) also pay an account maintenance fee at the annual rate of 0.25% of each Fund's average daily net assets attributable to Class C shares.

     USE OF DISTRIBUTION AND ACCOUNT MAINTENANCE FEES. All or a portion of the distribution fees paid by Class A, B or C shares may be used by the Distributor to pay costs of printing reports and prospectuses for potential investors and the costs of other distribution expenses. All or a portion of the account maintenance fees paid by the Class A, Class B or Class C shares may be paid to broker-dealers or others for the provision of personal continuing services to shareholders, including such matters as responding to shareholder inquiries concerning the status of their accounts and assistance in account maintenance matters such as changes in address. Payments under the Plans are not limited to amounts actually paid or expenses actually incurred by the Distributor but cannot exceed the maximum rate set by the Plans or by the Board. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plans have the effect of increasing the Corporation's expenses from what they would otherwise be. The Board reviews the Corporation's distribution and account maintenance fee payments and may reduce or eliminate the fee at any time without further obligation of the Corporation.

DISTRIBUTION FEES AND COMMISSIONS


                                                                                          Travel,
              Distribution    Commission        CDSC                                    Telephone &
               Fees Paid     & Sales Fees   Collected &    Commissions    Marketing &      Other
                 to the       Paid to the   Paid to the   and Fees Paid   Advertising   Authorized
              Distributor     Distributor   Distributor     to Dealers     Fees Paid     Fees Paid
             -------------   ------------   -----------   -------------   -----------   -----------
2004          $25,378,256       $724,710     $3,225,609    $24,572,308     $2,087,120    $7,300,473
2003          $26,384,886       $797,973     $1,130,106    $24,657,418     $3,069,645    $9,515,016
2002          $26,074,042       $705,249     $  228,117    $22,003,917     $6,253,254    $9,758,006


MISCELLANEOUS


     The terms of each of the Advisors Agreements, the Distributor's Agreement and 12b-1 Plans, the Fund Managers' Agreements (each an "Agreement," and collectively, the "Agreements") provide that each such Agreement: (i) will automatically terminate upon "assignment," as such term is defined in the 1940 Act; (ii) must be approved annually by the Corporation's Board of Directors or by vote of a majority of the outstanding voting securities; and (iii) must be approved annually in person by vote of a majority of the Directors of the Corporation who are not parties to such contract or "interested persons" (as such term is defined in the 1940 Act) of such party. Each Agreement further provides that it can be terminated without penalty by either party thereto upon 60 days written notice to the other party.

                            FUND MANAGER ARRANGEMENTS

     The following table sets forth certain information about the Fund Managers for each Fund.


                                                                     Fee Paid by the Advisor to the
                                  Name and Control Persons of         Fund Manager as a Percentage
           Fund                       of the Fund Manager               Average Daily Net Assets
-----------------------------   -------------------------------   ------------------------------------
Multi-Cap Growth Fund .......   Montag & Caldwell, Inc.           0.30% for assets under management
                                ("Montag & Caldwell")             up to $100,000,000; 0.25% for assets
                                is a wholly-subsidiary of ABN     from $100,000,000 to $200,000,000;
                                AMRO Asset Management             and 0.20% for assets greater than
                                Holdings, Inc., which is a        $200,000,000.
                                wholly-owned subsidiary
                                of ABN AMRO North
                                America Holding Company.

Small Company Growth Fund ...   Eagle Asset Management, Inc.      0.60% for the first $100,000,000
                                is a wholly-owned subsidiary      of assets under management; 0.55%
                                of Raymond James Financial,       for assets from $100,000,000 to
                                Inc.                              $200,000,000; and 0.50% for assets
                                                                  in excess of $200,000,000.

Small Company Value Fund ....   GAMCO Investors, Inc.             0.40% for assets under
                                ("GAMCO") is a wholly-            management up to $1 billion; and
                                owed subsidiary of                0.30% for assets in excess of
                                Gabelli Asset Management Inc.     $1 billion.

Capital Appreciation Fund ...   Marsico Capital Management,       0.45% for assets under
                                LLC ("Marsico") is a wholly-      management.
                                owned indirect subsidiary of
                                Bank of America Corp.

Deep Value Fund .............   Barrow, Hanley, Mewhinney &       0.70% for the first $15,000,000 of
                                Strauss, Inc. is a wholly-owned   assets under management; 0.55% for
                                subsidiary of Old Mutual Asset    assets from $15,000,000 to
                                Management (US), which is a       $25,000,000; 0.35% for assets from
                                wholly-owned subsidiary of        $25,000,000 to $100,000,000; 0.30%
                                Old Mutual plc.                   for assets from $100,000,000 to
                                                                  $200,000,000; 0.25% for assets from
                                                                  $200,000,000 to $1,000,000,000; and
                                                                  0.15% for assets greater than
                                                                  $1,000,000,000.

Equity Fund .................   TCW Investment Management         0.40% for assets under
                                Company ("TCW") is a majority     management up to $100,000,000
                                owned subsidiary of SG Asset      and 0.30% thereafter.
                                Management, a wholly-owned
                                subsidiary of Societe Generale
                                Group.

Equity Income Fund ..........   Boston Advisors, Inc.             0.30% for assets under
                                is a wholly-owned subsidiary of   management up to $100,000,000;
                                The Advest Group, Inc., a         0.25% on the next $100,000,000;
                                wholly-owned subsidiary of        and 0.20% thereafter.
                                MONY, which is a wholly-owned
                                subsidiary of AXA Financial.

Growth Fund .................   Montag & Caldwell, is a           0.30% for assets under
                                wholly-subsidiary of ABN AMRO     management up to $100,000,000;
                                Asset Management Holdings,        0.25% for assets from $100,000,000
                                Inc., which is a wholly-owned     to $200,000,000; and 0.20% for
                                subsidiary of ABN AMRO North      assets greater than $200,000,000.
                                America Holding Company.

                                                                     Fee Paid by the Advisor to the
                                  Name and Control Persons of         Fund Manager as a Percentage
           Fund                       of the Fund Manager               Average Daily Net Assets
-----------------------------   -------------------------------   -----------------------------------
Growth and Income Fund ......   UBS Global Asset Management       0.30% for assets under management
                                (Americas) Inc. is an indirect    up to $100,000,000; 0.25% on the
                                wholly-owned subsidiary of UBS    next $100,000,000; and 0.20% for
                                AG.                               assets greater than $200,000,000.

International Growth Fund ...   SSgA Funds Management, Inc.,      0.40% for assets under management
                                is a wholly-owned subsidiary      up to $100,000,000; 0.35% for
                                of State Street Corporation.      assets under management from
                                                                  $100,000,000 to $200,000,000; 0.30%
                                                                  for assets from $200,000,000 to
                                                                  $500,000,000; and 0.25% for assets
                                                                  greater than $500,000,000.

Global Financial Services       Sanford C. Bernstein & Co.,       0.50% for assets up to $100
   Fund .....................   LLC ("Sanford Bernstein") is an   million; 0.40% for assets from $100
                                indirect wholly-owned             million to $300 million; and 0.30%
                                subsidiary of Alliance Capital    for assets over $300 million.
                                Management, L.P.

Global Socially Responsive      Rockefeller & Co., Inc. is a      0.45% for assets up to $100
   Fund .....................   wholly-owned subsidiary of        million; 0.40% for assets from $100
                                Rockefeller Financial Services,   million to $200 million; and 0.30%
                                Inc., which is owned by members   for assets over $200 million.
                                of the Rockefeller family,
                                directly and through a trust
                                created for their benefit, and
                                by senior professionals who
                                share in the ownership of
                                Rockefeller through an equity
                                participation plan.

Mergers and Acquisitions        GAMCO is a wholly-owned           0.45% for assets under management
   Fund .....................   subsidiary of Gabelli Asset       up to $100,000,000; and 0.40% for
                                Management Inc.                   assets greater than $100 million.

Technology Fund .............   Fred Alger Management, Inc. is    0.40% for assets under management.
                                a wholly-owned subsidiary of
                                Fred Alger & Company, Inc.

Managed Fund ................   Wellington Management Company,    0.27% for assets under management
                                LLP is owned by its partners.     up to $200,000,000; 0.25% on the
                                                                  next $200,000,000; and 0.23% for
                                                                  assets thereafter.

Strategic Allocation Fund ...   UBS Global Asset Management       0.40% for assets under management
                                (US) Inc. is an indirect,         up to $100 million and 0.35% for
                                wholly-owned subsidiary of        assets in excess of $100 million.
                                UBS AG.

                                                                     Fee Paid by the Advisor to the
                                  Name and Control Persons of         Fund Manager as a Percentage
           Fund                       of the Fund Manager               Average Daily Net Assets
-----------------------------   -------------------------------   -----------------------------------
Government Securities Fund ..   TCW is a majority owned           0.30% for assets under management
                                subsidiary of SG Asset            up to $50,000,000; 0.25% for assets
                                Management, a wholly-owned        from $50,000,000 to $100,000,000;
                                subsidiary of Societe Generale    and 0.20% for assets thereafter.
                                Group.

High-Yield Bond Fund ........   Caywood-Scholl Capital            0.30% for assets under management
                                Management ("Caywood-Scholl")     up to $100,000,000; 0.25% for
                                is a wholly-owned subsidiary of   assets from $100,000,000 to
                                RCM US Holdings, LLC ("US         $200,000,000; and 0.20% for assets
                                Holdings") and an affiliate of    above $200,000,000.
                                RCM Capital Management, LLC
                                ("RCM"). Caywood-Scholl
                                currently operates as a
                                Delaware limited liability
                                company. US Holdings is an
                                indirect subsidiary of Allianz
                                AG.

Short Duration Bond Fund ....   MONY Capital Management is a      0.10% for assets under management.
                                wholly-owned subsidiary of
                                MONY which is a wholly-owned
                                subsidiary of AXA Financial.*

Tax-Exempt Income Fund ......   MBIA Capital Management Corp.     0.15% for assets under management.
                                is a wholly-owned subsidiary
                                of MBIA, Inc.

Total Return Fund ...........   Pacific Investment Management     0.25% for assets under management.
                                Company LLC ("PIMCO"), a
                                Delaware limited liability
                                company, is a majority-owned
                                subsidiary of Allianz Dresdner
                                Asset Management of America
                                L.P., ("ADAM LP"). Allianz
                                Aktiengesellschaft
                                ("Allianz AG") is the indirect
                                majority owner of ADAM LP.
                                Allianz AG is a European-based,
                                Multinational insurance and
                                financial services holding
                                company. Pacific Life
                                Insurance Company holds an
                                indirect minority interest in
                                ADAM LP.

Money Market Fund ...........   J.P. Morgan Investment            0.045% for assets under management
                                Management Inc. is an             up to and including $1 billion; and
                                indirect wholly-owned             0.0425% thereafter.
                                subsidiary of JPMorgan Chase
                                & Co.


----------

* During the fourth quarter of 2004, Boston Advisors, Inc. ("Boston Advisors"), an affiliate of Enterprise Capital Management, Inc. ("ECM"), the investment advisor to the Short Duration Bond Fund, replaced MONY Capital Management, Inc. ("MONY Capital"), also an affiliate of ECM, as the Fund Manager to the Short Duration Bond Fund.

APPROVAL OF FUND MANAGERS' AGREEMENTS





     Each of the Advisors Agreements provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, each Advisor, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendering of services thereunder. Each Agreement permits the Advisor to act as investment advisor for any other person or firm.

     Each of the Advisors Agreements authorizes the Advisors to enter into subadvisory agreements with various investment advisors as Fund Managers for the Funds. The Fund Managers' Agreements are substantially the same in all material respects except for the names of the Fund Managers and the rates of compensation, which consist of a portion of the management fee that is paid by the Corporation to the Advisors and which the Advisors pay to the Fund Managers.

     The Board, in examining the nature, quality and extent of the services to be provided by the Fund Managers to the Funds, reviewed the experience of each Fund Manager in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Fund Manager has as a sub-adviser to the Funds, including the responsibility (1) to make investment decisions on behalf of its Fund, (2) to place all orders for the purchase and sale of investments for its Fund with brokers or dealers selected by ECM or AXA Equitable and/or the Fund Manager, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Fund Manager's portfolio managers with responsibility for the Funds and concluded that each Fund benefits from the quality and experience of the Fund Manager's portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the Funds were likely to benefit from the nature and quality of these services, as well as each Fund Manager's ability to render such services based on its experience, operations and resources.

     The Board also evaluated the performance of each Fund Manager in comparison to a peer group and an appropriate benchmark index, the expertise and performance of the Fund Manager's personnel, and compliance with each Fund's investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Fund Manager's historical performance record compared reasonably to its peer group and/or benchmark.

     The Board gave substantial consideration to the fees payable under each Fund Manager Agreement. In this connection, the Board evaluated each Fund Manager's anticipated costs and profitability (to the extent practicable) in serving as a Fund Manager to the Funds, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Fund Manager in light of fees paid to other Fund Managers by comparable funds and the method of computing the Fund Manager's fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the anticipated costs to be incurred, by each Fund Manager, the Board concluded that the level of the fee paid to each Fund Manager with respect to its Fund is fair and reasonable.

     The Board also noted that each Fund Manager, through its relationship as a sub-adviser to a Fund, may engage in soft dollar transactions. In this connection, the Board noted that while each Fund Manager selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Fund Managers to the Funds are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the Funds. The Board noted, however, that all Fund Managers must select brokers who meet the Corporation's requirements for best execution. The Board concluded that the benefits accruing to each Fund Manager and its affiliates by virtue of the Fund Manager's relationship to the Fund are fair and reasonable.

     Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Fund Manager, the Board determined approval of each Fund Manager Agreement with respect to the relevant Fund was in the best interests of that Fund.

     After full consideration of these and other factors, the Board, including a majority of the Independent Directors, with the assistance of independent counsel, approved each Fund Manager Agreement.

     The Advisors and the Corporation have received an exemptive order from the SEC which permits the Corporation, subject to, among other things, initial shareholder authority, to thereafter enter into or amend Fund Manager Agreements without obtaining shareholder approval each time. Shareholders voted affirmatively to give the Corporation this ongoing authority. With Board approval, the Advisors are permitted to employ new Fund Managers for the Funds, change the terms of the Fund Managers' Agreements or enter into a new Agreement with a Fund Manager. Shareholders of a Fund continue to have the right to terminate the Fund Manager's Agreement for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any Fund Manager changes and, in certain cases, other material amendments to Fund Managers' Agreements that occur under these arrangements. However, the Advisors may not enter into a Fund Manager's Agreement with an "affiliated person" of the Advisors (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser"), such as Boston Advisors, Inc. or Sanford C. Bernstein & Co., LLC, unless the Fund Manager's Agreement with the Affiliated Adviser, inculding compensation payable thereunder, is approved by the affected Fund's shareholders, including, in instances in which the Fund Manager's Agreement pertains to a newly formed fund, the fund's initial shareholder.


          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED


     Information concerning purchase and redemption of shares of the Funds, as well as information concerning computation of net asset value per share, is set forth in the Prospectus.

     Each Fund offers four separate classes of shares: Class A, B, C and Y shares. Each Class of shares of a Fund represents an identical interest in the investment portfolio of that Fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares (other than Class A shares of the Money Market Fund) are subject to an initial sales charge, a distribution fee and service fee (except the Class A shares of the Short Duration Fund which are not subject to a service fee), (iii) Class B and Class C shares (other than Class B and Class C shares of the Money Market Fund) are subject to a contingent deferred sales charge ("CDSC"), a distribution fee and an ongoing service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the Classes have separate exchange privileges. In addition, the income attributable to each Class and the dividends payable on the shares of each Class will be reduced by the amount of the distribution fee or service fee, if any, payable by that Class. The distribution-related fees paid with respect to any Class will not be used to finance the distribution expenditures of another Class. Sales personnel may receive different compensation for selling different Classes of shares.

     Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc. (the "Transfer Agent"). At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000, in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000, in the case of Traditional Individual Retirement Accounts ("IRAs"), IRA rollovers, Coverdell IRAs or Roth IRAs) held for more than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

     The Funds receive purchase and redemption orders through selling brokers/dealers, financial intermediaries and other persons who sell shares of the Funds. The Funds have designated one or more such financial services institutions, including plan administrator intermediaries, to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized financial services institution, or, if applicable, a financial services institution's authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized financial services institution or the financial services institution's authorized designee and accepted by the Fund.




EXEMPTIONS FROM CLASSES A, B AND C CDSC


     No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any Fund, other than the Classes A, B and C of the Money Market Fund where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million or more (or $100,000, in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000, in the case of IRAs, IRA rollovers, Coverdell IRAs or Roth IRAs) if held for more than twelve (12) months, Class B shares held for more than six years and Class C shares held for more than one year.


     In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another Fund although a CDSC will be imposed on shares (when redeemed) of the acquired Fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.


     SPECIAL FIDUCIARY RELATIONSHIPS. The CDSC will not apply with respect to purchases of Class A shares for which the seller dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

     In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.





                             SERVICES FOR INVESTORS

     For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss. The costs of these shareholder plans (exclusive of the employee benefit plans) are paid by the Distributor, except for the normal cost of issuing shares, which is paid by the Corporation.

     AUTOMATIC REINVESTMENT PLAN. All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gains distributions on their shares are automatically reinvested in shares of the same Class of Fund(s) at the net asset value per share computed on the record date of such dividends and capital gains distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Corporation at any time. No sales charge is applied upon reinvestment of dividends or capital gains.

     AUTOMATIC BANK DRAFT PLAN. An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the Funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor's checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Corporation.

     AUTOMATIC INVESTMENT PLAN. An investor may debit any Class of a Fund Account on a monthly basis for automatic investments into one or more of the other Funds of the same Class. The minimum initial investment for the Funds is $2,000 for each Fund, except for

     . Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)


     . Accounts established in a broker/dealer wrap program with which the Funds, its Advisors or its Distributor, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

     . Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)




     . Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

     .    Corporate retirement plans, such as 401(k) and 403(b) plans


     Accounts are required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.


     LETTER OF INTENT INVESTMENTS. Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of Fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

     Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the Funds should complete the appropriate portion of the new account application.


     RIGHT OF ACCUMULATION DISCOUNT. Investors who make an additional purchase of a class of shares of a Fund which, when combined with the value of their existing aggregate holdings of shares of a Fund, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under "Fund Services - How Sales Charges Are Calculated - Class A Shares" in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of Fund shares of the investor's spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee of, pooled and similar accounts, will be aggregated upon notification of applicable accounts from the investor.


     CHECKWRITING. A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained from the Transfer Agent or by contacting the Advisors. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

     SYSTEMATIC WITHDRAWAL PLAN. Investors may elect a Systematic Withdrawal Plan under which a fixed sum will be paid monthly, quarterly, or annually. There is no minimum withdrawal payment required. Shares in the Plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the Fund(s) at net asset value. Shares in the Plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day's closing net asset value, and checks are mailed within five days of the redemption date. Such distributions are subject to applicable taxation.

     Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

     RETIREMENT PLANS. The Corporation offers various Retirement Plans: IRA (generally for all individuals with employment income); 403(b)(7) (for employees of certain tax-exempt organizations and schools); and corporate pension and profit sharing (including a 401(k) option) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

CONVERSION OF CLASS B SHARES

     Class B shares will automatically convert to Class A shares of the same Fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder's account. For the purposes of calculating the holding period, Class B shares will be deemed to have been issued on the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature. Conversion of Class B shares to Class A shares is contingent on the continuing availability of a private letter revenue ruling from the Internal Revenue Service affirming that such conversion does not constitute a taxable event for the shareholder under the IRC. If such revenue ruling or an opinion of counsel is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

EXCHANGE PRIVILEGE

     An exchange represents the sale of shares of one Fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

     Shares of a Fund which are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent receives your exchange request. Shares of a Fund which are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" onto the holding period for the newly acquired shares of the other Enterprise Fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the Fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

     Shares of each Fund generally may be exchanged for shares of the same class of any other Fund or of the funds comprising the AXA Enterprise Multimanager Funds Trust ("Multimanager Funds"), a series of mutual funds for which AXA Equitable serves as the investment manager and for which AXA Equitable has retained one or more sub-advisers to provide the day-to day management. For more information about the Multimanager Funds including each fund's investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

     EXCHANGE OF CLASS A SHARES. You may exchange your Class A shares for Class A shares of any other Fund. Class A shares of any Fund cannot be exchanged for Class B, C or Y shares of any other Fund.


     EXCHANGE OF CLASS B SHARES. Class B shares of all Funds are exchangeable for Class B shares of any other Fund. Class B shares of any Fund cannot be exchanged for Class A, C or Y shares of any other Fund.


     EXCHANGE OF CLASS C SHARES. Class C shares of all Funds are exchangeable for Class C shares of any other Fund. Class C shares of any Fund cannot be exchanged for Class A, B or Y shares of any other Fund.

     EXCHANGE OF CLASS Y SHARES. Class Y shares of all Funds are exchangeable for Class Y shares of any other Fund. Class Y shares of any Fund cannot be exchanged for Class A, B or C shares of any other Fund.


     The minimum initial investment rules applicable to a Fund apply to any exchange where the exchange results in a new account being opened in such Fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other Funds are not considered Fund exchanges but purchases for sales charge calculation purposes.


REDEMPTIONS -- GENERAL


     Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

     As more fully described in the Prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the Fund under certain circumstances.


     The Corporation reserves the right to redeem an account at its option upon not less than 45 days' written notice if an account's net asset value is $500 or less and remains so during the notice period.

REDEMPTIONS IN KIND

     The Corporation's Articles of Incorporation provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Corporation. To date, all redemptions have been made in cash, and the Corporation anticipates that all redemptions will be made in cash in the future. The Corporation has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Corporation at the beginning of such period. If shares are redeemed through a distribution of the recipient would incur brokerage commissions upon the sale of such securities.

                        DETERMINATION OF NET ASSET VALUE


     The Corporation will offer and sell its shares based on each Fund's net asset value per share, which will be determined in the manner set forth below.

     The net asset value of the shares of each class of each Fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a Fund will be computed by dividing the sum of the investments held by that Fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the Fund at such time. All expenses borne by the Corporation and each of its classes will be accrued daily.

     The net asset value per share of each Fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

     . The assets belonging to each Fund will include (i) all consideration received by the Corporation for the issue or sale of shares of that particular Fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets,
(iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) "General Items," if any, allocated to that Fund. "General Items" include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular Fund. General Items will be allocated as the Corporation's Board of Directors considers fair and equitable.

     . The liabilities belonging to each Fund will include (i) the liabilities of the Corporation in respect of that Fund, (ii) all expenses, costs, charges and reserves attributable to that Fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular Fund which have been allocated as the Corporation's Board of Directors considers fair and equitable.

     The value of each Fund will be determined at the close of business on each "business day." Normally, this would be each day that the New York Stock Exchange is open and would include some federal holidays. For stocks and options, the close of trading is 4:00 p.m. and 4:15 p.m. Eastern Time, respectively; for bonds it is the close of business in New York City, and for foreign securities (other than ADRs) it is the close of business in the applicable foreign country, with exchange rates determined at 12:00 p.m. Eastern Time.

     Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Fund are valued as follows:

     . Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

     . Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

     . U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

     . Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

     . The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other Funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

     . Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

     . Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

     . Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

     . Options are valued at their last sales price or, if not available, previous day's sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

     . Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

     . Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

     . Shares of open-end mutual funds held by a Fund will be valued at the net asset value of the shares of such funds as described in the funds' prospectuses.

     . Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Directors using its best judgment.

     Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Corporation's calculations of net asset values for each applicable portfolio when the Corporation deems that the particular event or circumstance would materially affect such portfolio's net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

     The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Corporation's Board of Directors believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders.

     When the Corporation writes a call option, an amount equal to the premium received by the Corporation is included in the Corporation's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Corporation enters into a closing purchase or sale transaction, the Corporation realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Corporation realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

     The Advisors and Fund Managers may, from time to time, under the general supervision of the Board of Directors or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Corporation. In addition, there may be occasions when a different pricing provider or methodology is used. The Advisors and Fund Managers will continuously monitor the performance of these services.

                    BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

     The Funds are charged for securities brokers' commissions, transfer taxes and similar fees relating to securities transactions. The Advisors and each of the Fund Managers, as appropriate, seek to obtain the best net price and execution on all orders placed for the Funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

     It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

     Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the Funds may invest may be discounted for certain large domestic and foreign investors such as the Funds. A number of foreign banks and brokers will be used for execution of each Fund's portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

     The Advisors and Fund Managers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Advisors or Fund Managers. The research services include economic, market, industry and company research material.

     The Board of Directors has approved a Statement of Directed Brokerage Policies and Procedures for the Corporation pursuant to which the Corporation may direct the Advisors to cause Fund Managers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Corporation is required to pay or for which the Corporation is required to arrange payment pursuant to the Advisors Agreements ("Directed Brokerage"). The Directors review the levels of Directed Brokerage for each Fund on a quarterly basis.

     Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") and by policies adopted by the Directors, the Advisors and Fund Managers may cause the Corporation to pay a broker-dealer that provides brokerage and research services to the Advisors and Fund Managers an amount of commission for effecting a securities transaction for the Corporation in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Advisors or the relevant Fund Manager must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Advisors or the Fund Manager with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Certain Fund Managers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Fund Manager with research in addition to selling the securities (at the fixed public offering price) to the Fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, the Fund Manager's other clients and the Fund Manager without incurring additional costs. These arrangements may not fall within the safe harbor of
Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

     The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Advisors and Fund Managers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the Fund's brokerage commissions may not benefit the Funds, while research services paid for with brokerage commissions of other clients may benefit the Funds. The receipt of research services from brokers will tend to reduce the Advisors' and Fund Managers' expenses in managing the Funds.

     During the fiscal year ended October 31, 2004, the Funds paid the amounts indicated in brokerage commissions:

                       FISCAL YEAR ENDED OCTOBER 31, 2004*



--------------------------------------------------------------------------------
Fund                                                  Brokerage Commissions Paid
--------------------------------------------------------------------------------
Capital Appreciation Fund                                     $  468,231
--------------------------------------------------------------------------------
Deep Value Fund                                                   29,685
--------------------------------------------------------------------------------
Equity Fund                                                       90,158
--------------------------------------------------------------------------------
Equity Income Fund                                               184,258
--------------------------------------------------------------------------------
Global Financial Services Fund                                    19,441
--------------------------------------------------------------------------------
Global Socially Responsive Fund                                   17,408
--------------------------------------------------------------------------------
Government Securities Fund                                            --
--------------------------------------------------------------------------------
Growth Fund                                                    1,489,694
--------------------------------------------------------------------------------
Growth and Income Fund                                           153,231
--------------------------------------------------------------------------------
High-Yield Bond Fund                                               1,263
--------------------------------------------------------------------------------
International Growth Fund                                        143,714
--------------------------------------------------------------------------------
Managed Fund                                                     146,445
--------------------------------------------------------------------------------
Mergers and Acquisitions Fund                                    412,465
--------------------------------------------------------------------------------
Money Market Fund                                                     --
--------------------------------------------------------------------------------
Multi-Cap Growth Fund                                            416,973
--------------------------------------------------------------------------------
Small Company Growth Fund                                        471,959
--------------------------------------------------------------------------------
Small Company Value Fund                                         295,607
--------------------------------------------------------------------------------
Short Duration Bond Fund                                              --
--------------------------------------------------------------------------------
Strategic Allocation Fund                                          4,113
--------------------------------------------------------------------------------
Tax-Exempt Income Fund                                                --
--------------------------------------------------------------------------------
Technology Fund                                                1,106,476
--------------------------------------------------------------------------------
Total Return Fund                                                    611
--------------------------------------------------------------------------------



* The Corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

Brokerage Transactions with Affiliates

     To the extent permitted by law and in accordance with procedures established by the Corporation's Board of Directors, the Corporation may engage in brokerage transactions with brokers that are affiliates of the Advisors, including Sanford C. Bernstein & Co., Inc., or Fund Managers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Advisors or Fund Managers. The 1940 Act generally prohibits a Corporation from engaging in principal securities transactions with brokers that are affiliates of the Advisors and Fund Managers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Corporation may rely on exemptive relief from the SEC that permits mutual funds managed by the Advisors and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Fund Manager to the same fund. The Corporation has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Advisors and brokers that are affiliates of a Fund Manager to a Fund for which that Fund Manager provides investment advice do not exceed the usual and customary broker's commission. In addition, the Corporation will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Corporation will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Advisors and Fund Managers or their affiliates.

During the fiscal year ended October 31, 2004, the following Funds paid the amounts indicated to the affiliated broker-dealers of the Advisors or affiliates of the Fund Managers.

                       FISCAL YEAR ENDED OCTOBER 31, 2004*



--------------------------------------------------------------------------------------------------------------------
                                                                                    Percentage of     Percentage of
                                                                      Aggregate         Total         Transactions
                                            Affiliated                Brokerage       Brokerage     (Based on Dollar
Fund                                      Broker-Dealer           Commissions Paid   Commissions        Amounts)
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Sanford C. Bernstein LLC             $  4,288           0.9%              1.1%
--------------------------------------------------------------------------------------------------------------------
Deep Value Fund                  Sanford C. Bernstein LLC             $    135           0.5%              0.4%
--------------------------------------------------------------------------------------------------------------------
Equity Fund                      Sanford C. Bernstein LLC             $  1,052           1.2%              1.1%
--------------------------------------------------------------------------------------------------------------------
Equity Income Fund                         --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Global Financial Services Fund   Sanford C. Bernstein LLC             $  4,266          21.9%             30.7%
--------------------------------------------------------------------------------------------------------------------
Global Socially Responsive Fund  Sanford C. Bernstein LLC             $     61           0.4%              0.3%
--------------------------------------------------------------------------------------------------------------------
Government Securities Fund                 --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Growth Fund                      Sanford C. Bernstein LLC             $  3,050           0.2%              1.1%
--------------------------------------------------------------------------------------------------------------------
Growth and Income Fund           Sanford C. Bernstein LLC             $    175           0.1%              0.1%
--------------------------------------------------------------------------------------------------------------------
                                 UBS Securities LLC                   $  7,087           4.6%              5.1%
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond Fund                       --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
International Growth Fund        State Street Brokerage Services      $ 14,661          10.2%             13.5%
--------------------------------------------------------------------------------------------------------------------
Managed Fund                     Sanford C. Bernstein LLC             $    481           0.3%              0.2%
--------------------------------------------------------------------------------------------------------------------
Mergers and Acquisitions Fund    Gabelli & Company, Inc.              $  1,270           0.3%              0.1%
--------------------------------------------------------------------------------------------------------------------
                                 First Clearing, LLC                  $ 24,099           5.8%              4.6%
--------------------------------------------------------------------------------------------------------------------
                                 Wachovia Securities, LLC             $269,554           65.4%            49.5%
--------------------------------------------------------------------------------------------------------------------
                                 Wexford Clearing Services Corp.      $  4,707            1.1%             1.2%
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                          --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Multi-Cap Growth Fund            Fred Alger Company Incorporated      $189,761          45.5%             48.3%
--------------------------------------------------------------------------------------------------------------------
                                 Sanford C. Bernstein LLC             $  2,864           0.7%              0.6%
--------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund                  --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Small Company Value Fund         First Clearing, LLC                  $  7,825           2.6%              2.7%
--------------------------------------------------------------------------------------------------------------------
                                 Wachovia Securities, LLC             $ 14,265           4.8%              4.5%
--------------------------------------------------------------------------------------------------------------------
                                 Wexford Clearing Services Corp.      $202,094          68.4%             54.8%
--------------------------------------------------------------------------------------------------------------------
Short Duration Bond Fund                   --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Strategic Allocation Fund                  --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Income Fund                     --                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------
Technology Fund                  Fred Alger Company Incorporated      $227,188          20.5%             23.5%
--------------------------------------------------------------------------------------------------------------------
                                 Sanford C. Bernstein LLC             $  7,420           0.7%              1.2%
--------------------------------------------------------------------------------------------------------------------
Total Return Fund                         ---                         $     --            --                --
--------------------------------------------------------------------------------------------------------------------



* The Corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

                                    TAXATION

     Each Fund is treated for federal tax purposes as a separate corporation. As a regulated investment company under the Code ("RIC"), each Fund that satisfies the Distribution Requirement described below will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to shareholders under the Code. A number of technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

     Backup Withholding. Each Fund is required to withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the Fund or AXA Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who otherwise are subject to backup withholding.

     Sale or Exchange of Fund Shares. A shareholder's sale (redemption) of Fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

     Class A Shareholders. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Equitable mutual fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the AXA Equitable mutual fund shares subsequently acquired.

     Conversion of Class B Shares. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

     Qualification as a Regulated Investment Company. Each Fund has elected to be, and intends to qualify each taxable year for treatment as a RIC. To so qualify, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some Funds, net gain from certain foreign currency transactions all determined without regard to any deduction for dividends paid) ("Distribution Requirement"). Each Fund also must meet several additional requirements, including the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

     If a Fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

     Distributions. Dividends and other distributions a Fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January.

     A portion of the dividends (whether paid in cash or in additional Fund shares) from a Fund may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a Fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

     Taxation of Fund Operations. Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received, and gains realized, by a Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. A Fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

     Each Fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described in the Prospectus.

     If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

     Certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Code), foreign currency contracts and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. A Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the Fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

     Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Offsetting positions in any actively traded security, option, futures or forward contract a Fund enters into or holds may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

     When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

     If a Fund has an "appreciated financial position"- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

     A Fund that acquires zero coupon or other securities issued with OID and/or Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, a Fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

     Tax-Exempt Income Fund. Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as exempt interest dividends by written notice to the shareholders, under existing law, are not subject to federal income tax. Dividends derived from net capital gains realized by the Fund are taxable to shareholders as a capital gain upon distribution. Any short-term capital gains or any taxable interest income or accrued market discount (whether on taxable or tax-exempt securities) realized by the Fund will be distributed as a taxable ordinary income dividend distribution. These rules apply whether such distribution is made in cash or in additional shares. The percentage of income that is tax-exempt is applied uniformly to only the income distributions made by the Fund during each year. As with shares in all Funds, a sale, exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. Any capital loss realized from shares held for six months or less is disallowed to the extent of tax-exempt dividend income received thereon.

     The Tax-Exempt Income Fund declares daily and pays dividends monthly on the last business day of the month. When a shareholder redeems shares of the Fund on other than a dividend payment date, a portion of the shareholder's redemption proceeds will represent accrued tax-exempt income which will be treated as part of the amount realized for purposes of capital gains computations for federal and state or local income tax purposes and will not be tax-exempt.

     Income from certain "private activity" bonds issued after August 7, 1986, are items of tax preference for alternative minimum tax purposes at a maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the alternative minimum tax on that part of such Fund distributions derived from interest income on those bonds. The Tax-Exempt Income Fund does not intend to invest more than 20% of its assets in private activity bonds. In addition, a portion of a distribution derived from any tax-exempt interest incurred, whether or not from private activity bonds, will be taken into account in determining the alternative minimum tax. In higher income brackets, up to 85% of an individual's Social Security benefits may be subject to federal income tax. Along with other factors, total tax-exempt income, including any tax-exempt dividend income from the Fund, is taken into account in determining that portion of Social Security benefits which is taxed.

     All or a portion of the interest incurred by a shareholder to purchase or carry an investment in the Tax-Exempt Income Fund will not be deductible.

     The treatment for state and local tax purposes of distribution from the Tax-Exempt Income Fund representing interest on Municipal Securities will vary according to the laws of state and local taxing authorities.


                           DIVIDENDS AND DISTRIBUTIONS

     It is the Corporation's intention to distribute substantially all of the net investment income and realized net capital gains, if any, of each Fund. The per share dividends and distribution on each class of shares of a Fund will be reduced as a result of any service fees applicable to that class. For dividend purposes, net investment income of each Fund will consist of substantially all dividends received, interest accrued and net short-term capital gains realized by such Fund less the applicable expenses of such Fund.

     Unless shareholders request otherwise, by notifying the Fund's Transfer Agent, dividends and capital gains distributions will be automatically reinvested in shares of the respective Fund at net asset value; such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. At the election of any shareholder, dividends or capital gains distributions, or both, will be distributed in cash to such shareholders. However, if it is determined that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder, the respective Funds will terminate the shareholder's election to receive dividends and other distributions in cash. Thereafter, the shareholder's subsequent dividends and other distributions will be automatically reinvested in additional shares of the respective Funds until the shareholder notifies the Transfer Agent or the Corporation in writing of his or her correct address and requests in writing that the election to receive dividends and other distributions in each be reinstated.

     Distributions of capital gains from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income of the Sector/Specialty Funds, Aggressive Stock Funds, Stock Funds (except the Equity Income Fund), International/Global Funds and the Managed Fund are declared and paid at least annually. Dividends from net investment income for the Equity Income Fund are currently paid semiannually. Dividends from net investment income for the Income Funds are declared daily and paid monthly. Dividends from investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value.

     Although the legal rights of each Class of shares are substantially identical, the different expenses borne by each Class will result in different net asset values and dividends for each Class.

                             ADDITIONAL INFORMATION

CAPITAL STOCK

     The authorized capital stock of the Corporation consists of Common Stock, par value 1/1000 of a cent per share. The shares of Common Stock are divided into series with each series representing a separate Fund. The Board of Directors may determine the number of authorized shares for each series and to create new series of Common Stock. It is anticipated that new Classes will be authorized by the Board from time to time as new Funds with separate investment objectives and policies are established.

     Each Class of shares is entitled to participate in dividends and distributions declared by the respective Funds and in net assets of such Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that each Class will bear its own distribution and shareholder servicing charges. The shares of each Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion (except as described above), exchange or similar rights, and will be freely transferable. Holders of shares of any Fund are entitled to redeem their shares as set forth in the Prospectus. The rights of redemption and conversion rights are described elsewhere herein and in the Prospectus.

VOTING RIGHTS

     Shares of each Fund are entitled to one vote per share and fractional votes for fractional shares. The Corporation's shareholders have the right to vote on the election of Directors of the Corporation and on any and all other matters on which, by law or the provisions of the Corporation's by-laws, they may be entitled to vote. Voting rights are not cumulative, so that holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all of the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director.

     On matters relating to all Funds or Classes of shares and affecting all Funds or Class of shares in the same manner, shareholders of all Funds or Classes of shares are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required. Each Class has exclusive voting rights with respect to matters related to distribution and servicing expenditures, as applicable.

     The Corporation and its Funds are not required by Maryland law to hold annual meetings of shareholders under normal circumstances. The Board of Directors or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Directors, as may be required by either the Articles of Incorporation or bylaws of the Corporation, or the 1940 Act. Shareholders possess certain rights related to shareholder communications which, if exercised, could facilitate the calling by shareholders of a special meeting.

                             REPORTS TO SHAREHOLDERS

     The Corporation sends annual and semi-annual reports to all its shareholders.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT


     JPMorgan Chase Bank, whose address is, 4 Chase MetroTech Center, Brooklyn, New York 11245, has been retained to act as custodian of the assets of the Corporation. The custodian is responsible for safeguarding and controlling the cash and securities of the Funds, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.

     Boston Financial Data Services, Inc., whose address is 330 West 9th Street, Kansas City, MO 64105, acts as the Corporation's Transfer Agent and Dividend Disbursing Agent.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     PricewaterhouseCoopers LLP, whose address is 300 Madison Avenue, New York, New York 10017, has been retained to serve as the Corporation's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.


                              FINANCIAL STATEMENTS

     The audited financial statements for the period ended October 31, 2004, including the financial highlights, appearing in the Corporation's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES

MOODY'S INVESTORS SERVICE, INC. (1)


Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        Bonds rated Aa are judged to be of high quality by all standards.
          Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short comings.

C Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


----------


(1) Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that the security ranks in the higher end of its rating category; the modifier "T" indicates a mid-range ranking; and the modifier "y" indicates that the issue ranks in the lower end of its rating category.

                        Standard & Poor's Corporation (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.


AA Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.


BB, B Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in

CCC,      accordance with the terms of the obligation.

CC While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1        Bonds rated C1 are income bonds on which no interest is being paid.

D Bonds rated D are bonds that are in default and payment of interest and/or repayment of principal is in arrears.


----------


(2) Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES

     Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

     Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

     The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

     Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

     New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

     Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings.

     Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

FLOATING RATE AND VARIABLE RATE SECURITIES

     The Tax-Exempt Income Fund may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                                  APPENDIX C
                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

---------------------------------------------------------------------------------------------
                               Enterprise Small Company Growth Fund ("Fund")
                                 Eagle Asset Management, Inc. ("Adviser")
---------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ---------------------------------------------------------------------------
                   Registered Investment           Other Pooled           Other Accounts
                         Companies                  Investment
                                                     Vehicles
                  ---------------------------------------------------------------------------
                  Number of         Total     Number of     Total     Number of     Total
                  Accounts         Assets     Accounts     Assets     Accounts     Assets
                                (in millions)           (in millions)           (in millions)
---------------------------------------------------------------------------------------------
Bert Boksen           5            $582.1         1         $31.9       1,050      $880.8
---------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                              Enterprise Small Company Growth Fund ("Fund")
                                Eagle Asset Management, Inc. ("Adviser")
------------------------------------------------------------------------------------
Portfolio manager  Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  ------------------------------------------------------------------
                      Registered             Other Pooled          Other Accounts
                      Investment              Investment
                      Companies                Vehicles
                  ------------------------------------------------------------------
                   Number of   Total    Number of      Total      Number of  Total
                   Accounts    Assets   Accounts      Assets      Accounts   Assets
                                                   (in millions)
------------------------------------------------------------------------------------
Bert Boksen            0        N/A         1          $31.9          0       N/A
------------------------------------------------------------------------------------

Description of Any Material Conflicts

The Fund's portfolio manager manages other accounts with investment strategies similar to the Fund. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Fund. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle Asset Management, Inc. ("Eagle") has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the portfolio manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

Eagle currently holds a 51% ownership interest in EB Management I, LLC ("EB Management"), which acts as the general partner to a limited partnership formed for investment purposes, Eagle Aggressive Growth Partners Fund I L.P. (the "Eagle Limited Partnership"). Bert Boksen, the portfolio manager of the Fund, is a 49% owner of EB Management and the portfolio manager for the Eagle Limited Partnership. Eagle also provides administrative and investment research services for EB Management. Officers and employees of Eagle as well as its parent, Raymond James Financial, Inc. and it's subsidiaries, may have investment interests in the Eagle Limited Partnership.


Although Eagle does not invest assets of clients' accounts in the Eagle Limited Partnership, on occasion, orders for the securities transactions of the Eagle Limited Partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the Eagle Limited Partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.


Compensation for the fiscal year completed December 31, 2004


Eagle pays all of its portfolio managers, analysts, and traders base salaries that are competitive with others in their fields, based on industry surveys. Overall compensation applies with respect to all accounts managed. The benchmark used for evaluating manager performance in respect of the Fund is the Russell 2000 Index and the peer groups used for evaluating manager performance in respect of the Fund include Callan Associates Inc. and Mercer Investment Consulting. Account performance is evaluated annually on a pre-tax basis and is account weighted.


Portfolio managers also participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals, including Bert Boksen and other portfolio managers. Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All employees receive benefits from Eagle's parent company, including a 401(k) plan, profit sharing, Employee Stock Option Plan and Employee Stock Purchase Plan.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------
Bert Boksen        X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

----------------------------------------------------------------------------------------------
                                   Enterprise Deep Value Fund ("Fund")
                           Barrow, Hanley, Mewhinney & Strauss, Inc. ("Adviser")
----------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ----------------------------------------------------------------------------
                   Registered Investment           Other Pooled           Other Accounts
                         Companies              Investment Vehicles
                  ----------------------------------------------------------------------------
                  Number of         Total     Number of     Total     Number of     Total
                  Accounts         Assets     Accounts     Assets     Accounts     Assets
                                (in millions)           (in millions)           (in millions)
----------------------------------------------------------------------------------------------
Broad Cap Value
Team:                16           $24,119.1      11        $551.3        162      $12,111.1
James P.
 Barrow,
Robert J.
 Chambers,
Timothy J.
 Culler,
Richard A.
 Englander,
Mark
 Giambrone,
J. Ray Nixon
----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 Enterprise Deep Value Fund ("Fund")
                        Barrow, Hanley, Mewhinney & Strauss, Inc. ("Adviser")
-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                        Registered           Other Pooled       Other Accounts
                        Investment            Investment
                         Companies             Vehicles
                  -----------------------------------------------------------------
                  Number of      Total     Number of Total  Number of     Total
                  Accounts      Assets     Accounts  Assets Accounts     Assets
                             (in millions)                            (in millions)
-----------------------------------------------------------------------------------

Broad Cap Value
Team:                 3        $22,764.9       0      N/A       2         $80.0
James P.
 Barrow,
Robert J.
 Chambers,
Timothy J.
 Culler,
Richard A.
 Englander,
Mark
 Giambrone,
J. Ray Nixon
-----------------------------------------------------------------------------------

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed December 31, 2004


In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to growth in assets and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow.

In addition, many of the Adviser's employees, including all portfolio managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, Hanley, Mewhinney & Strauss, Inc., as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

Prior to October 2000, the Adviser participated in a "phantom stock" program with UAM. However, our current incentive stock plan with Old Mutual represents a significant enhancement over the UAM program, as it includes a "floor" on the minimum value of the stock. In short, the BHMS incentive stock cannot go down in value, but it can certainly appreciate over the required holding period.


Ownership of Securities of the Fund as of December 31, 2004

-----------------------------------------------------------------------------------
 Portfolio Manager   None $1-     $10,001- $50,001- $100,001- $500,001-  over
                          $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------
James P. Barrow       X
-----------------------------------------------------------------------------------
Robert J. Chambers    X
-----------------------------------------------------------------------------------
Timothy J. Culler     X
-----------------------------------------------------------------------------------
Richard A. Englander  X
-----------------------------------------------------------------------------------
Mark Giambrone        X
-----------------------------------------------------------------------------------
J. Ray Nixon          X
-----------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION


------------------------------------------------------------------------------------------
                                   Enterprise Technology Fund ("Fund")
                                 Fred Alger Management, Inc. ("Adviser")
------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
                  December 31, 2004
                  ------------------------------------------------------------------------
                  Registered Investment      Other Pooled           Other Accounts
                        Companies          Investment Vehicles

                  ------------------------------------------------------------------------
                  Number of     Total      Number of   Total   Number of   Total Assets
                  Accounts      Assets     Accounts    Assets  Accounts
------------------------------------------------------------------------------------------
Dan C. Chung, CFA    14      $4.4 billion      0        N/A       62      $896.0 million
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 Enterprise Technology Fund ("Fund")
                               Fred Alger Management, Inc. ("Adviser")
-------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                  account
                  -------------------------------------------------------------
                     Registered          Other Pooled        Other Accounts
                     Investment           Investment
                     Companies             Vehicles
                  -------------------------------------------------------------
                  Number of   Total    Number of   Total    Number of   Total
                  Accounts    Assets   Accounts    Assets   Accounts    Assets
-------------------------------------------------------------------------------
Dan C. Chung, CFA     0        N/A         0        N/A         0        N/A
-------------------------------------------------------------------------------


Description of Any Material Conflicts

Alger's portfolio managers are often responsible for managing several accounts for several clients. In addition to the Alger mutual funds, these other accounts may include mutual funds sub-advised by Alger and separate accounts. Potential conflicts of interest may arise when a portfolio manager has responsibility for more than one account and makes investment decisions involving the same security for two or more accounts. Investment decisions for accounts are made with consideration of their respective investment objectives, availability of cash for investment, current holdings and size of investment positions. A particular security may be bought or sold for only one account, or in different amounts and at different times for one account but not another account. Alger has developed trade allocation policies and procedures to avoid action that would result in an improper advantage or disadvantage to any one account managed by Alger. Transactions are allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation may be made to recognize the investment needs of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate de minimis positions, and to give priority to accounts with specialized investment policies and objectives.

Compensation for the fiscal year completed December 31, 2004

An Alger portfolio manager's compensation generally consists of salary, an annual bonus and eligibility for payments under Alger's incentive compensation program. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review. The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

  .   the firm's overall financial results and profitability;

  .   the firm's overall investment management performance;


  . current year's and prior years' investment performance (both relative (the Adviser uses the CSFB Technology Index, the Morgan Stanley Technology Index and the Merrill Lynch 1000 Technology Index when evaluating performance) and absolute) of the portfolios for which the individual is responsible; and


  .   the individual's leadership contribution within the firm.

Incentive compensation is based on factors comparable to those considered in determining the annual bonus, is designed to retain key talent, and typically includes a cash bonus payment and investments in Alger fund(s) selected by the portfolio manager that generally vest in increments over a period of time. The proportion of incentive compensation allocated to the cash bonus payment and to investments in Alger funds may vary among portfolio managers, and is subject to change.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------
Dan C. Chung, CFA                          X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------
                                 Enterprise Tax-Exempt Income Fund ("Fund")
                                  MBIA Capital Management Corp. ("Adviser")
------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
                  December 31, 2004
                  ------------------------------------------------------------------------
                   Registered Investment      Other Pooled          Other Accounts
                         Companies          Investment Vehicles
                  ------------------------------------------------------------------------
                  Number of      Total      Number of   Total   Number of      Total
                  Accounts      Assets      Accounts    Assets  Accounts      Assets
                             (in millions)                                 (in millions)
------------------------------------------------------------------------------------------
Sue Voltz             1         $184.0          0        N/A        2        $5,110.0
Patrick Tucci
------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                             Enterprise Tax-Exempt Income Fund ("Fund")
                             MBIA Capital Management Corp. ("Adviser")
-------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                  account
                  -------------------------------------------------------------
                     Registered          Other Pooled        Other Accounts
                     Investment           Investment
                     Companies             Vehicles
                  -------------------------------------------------------------
                  Number of   Total    Number of   Total    Number of   Total
                  Accounts    Assets   Accounts    Assets   Accounts    Assets
-------------------------------------------------------------------------------
Sue Voltz             0        N/A         0        N/A         0        N/A
Patrick Tucci
-------------------------------------------------------------------------------

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed December 31, 2004


Portfolio managers receive a fixed salary as well as a performance based bonus. The performance based bonus is determined based on both quantitative and qualitative determinants of the portfolio managers' overall responsibilities. Quantitative factors include the success of the portfolio managers in meeting certain income and/or total return (pre-tax) performance benchmarks on an annual basis. The pre tax total return performance benchmark for the Tax Exempt Income Fund is the Lehman Brothers Municipal Bond Index. Qualitative factors include: providing administrative and marketing support, compliance with portfolio guidelines, maintaining client relationships, and support of the company's overall business strategy and growth.

There is no standard formula by which compensation is calculated, nor is compensation allocated to particular accounts under management. Compensation is based on an aggregate analysis of over-all value added by the portfolio managers.


Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Sue Voltz          X
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Patrick Tucci      X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION


------------------------------------------------------------------------------------------
                                    Enterprise Global Financial Services Fund
                                   Alliance Capital Management L.P. ("Adviser")
------------------------------------------------------------------------------------------
Portfolio manager      Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
                       December 31, 2004
                       -------------------------------------------------------------------
                        Registered Investment        Other Pooled       Other Accounts
                              Companies            Investment Vehicles

                       -------------------------------------------------------------------
                       Number of       Total       Number of   Total   Number of  Total
                       Accounts       Assets       Accounts    Assets  Accounts   Assets
                                   (in millions)
------------------------------------------------------------------------------------------
Anu Venkataraman           1           $40.0           0        N/A        0       N/A
------------------------------------------------------------------------------------------
Phillipos Philleppedes     0            N/A            0        N/A        0       N/A
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                                 Enterprise Global Financial Services Fund
                                Alliance Capital Management L.P. ("Adviser")
------------------------------------------------------------------------------------
Portfolio manager      Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                       account
                       -------------------------------------------------------------
                          Registered          Other Pooled        Other Accounts
                          Investment           Investment
                          Companies             Vehicles
                       -------------------------------------------------------------
                       Number of   Total    Number of   Total    Number of   Total
                       Accounts    Assets   Accounts    Assets   Accounts    Assets
------------------------------------------------------------------------------------
Anu Venkataraman           0        N/A         0        N/A         0        N/A
------------------------------------------------------------------------------------
Phillipos Philleppedes     0        N/A         0        N/A         0        N/A
------------------------------------------------------------------------------------

Description of Any Material Conflicts

As an investment adviser and fiduciary, Alliance owes our clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including Funds (hereinafter "Clients") and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably. As stated in these conflicts-related policies, we place the interests of our clients first and expect all of our employees to live up to our fiduciary duty.

Employee Personal Trading and the Code of Business Conduct and
Ethics. Alliance has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities also owned by, or bought or sold for clients. Alliance permits its employees to engage in personal securities transactions, and also allows them to allocate investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or deferred incentive compensation awards. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance has adopted a Code of Business Conduct and Ethics ("Code") that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients. The investment professional or investment professional teams for each Fund have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance would have an incentive, such a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance could share in investment gains. As referenced above, Alliance has procedures designed to ensure that information relevant to investment decisions are disseminated fairly and investment opportunities are allocated equitably among different clients.

Compensation for the fiscal year completed December 31, 2004

Alliance's compensation program for investment professionals/1/ is designed to be competitive and appropriate to attract and retain the highest caliber employees. Compensation of investment professionals

/1/Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

primarily reflects their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds.

Investment professionals are compensated on an annual basis through a combination of the following: (i) fixed base salary; (ii) discretionary incentive compensation in the form of an annual cash bonus; (iii) discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"); (iv) discretionary long-term incentive compensation in the form of option and restricted unit grants (granted prior to 2002) and (v) Contributions under Alliance's Profit Sharing/401(k) Plan. Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a closer alignment between the investment professionals and Alliance's clients and mutual fund shareholders. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the investment success of the portfolios managed by the individual. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors.

Among the factors included in this annual assessment of investment professional compensation are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies and contribution to the investment team/discipline's dialogue. An investment professional's contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing are also taken into consideration. Furthermore, an investment professional's seniority/length of service with the firm; management and supervisory responsibilities and fulfillment of Alliance's leadership criteria are relevant to compensation decision-making.

Ownership of Securities of the Funds as of December 31, 2004


-------------------------------------------------------------------------------------
  Portfolio Manager    None $1-     $10,001- $50,001- $100,001- $500,001-  over
                            $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Anu Venkataraman        X
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Phillipos Philleppedes  X
-------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

---------------------------------------------------------------------------------------------------------------------------------
                                                                      Boston Advisors, Inc. ("Adviser")
---------------------------------------------------------------------------------------------------------------------------------
Portfolio manager                                  Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                                                   ------------------------------------------------------------------------------
                                                    Registered Investment         Other Pooled             Other Accounts
                                                          Companies            Investment Vehicles
                                                   ------------------------------------------------------------------------------
                                                   Number of      Total      Number of      Total      Number of      Total
                                                   Accounts      Assets      Accounts      Assets      Accounts      Assets
                                                              (in millions)             (in millions)             (in millions)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        Enterprise Equity Income Fund
---------------------------------------------------------------------------------------------------------------------------------

Michael J. Vogelzang                                   4          $290           0           N/A          93          $232
---------------------------------------------------------------------------------------------------------------------------------
Timothy Woolsten                                       4          $290           0           N/A          100         $230
---------------------------------------------------------------------------------------------------------------------------------

Shakeel Dewji                                          4          $290           0           N/A          80          $125
---------------------------------------------------------------------------------------------------------------------------------
Douglas Riley                                          4          $290           2          $192           7          $82.5
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Enterprise Short Duration Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Todd Finkelstein                                       9         $2,082          3          $416          14           $65
---------------------------------------------------------------------------------------------------------------------------------
David Wheeler                                          9         $2,082          3          $416           0           N/A
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                      Boston Advisors, Inc. ("Adviser")
----------------------------------------------------------------------------------------------------------------
Portfolio manager                                  Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                                   account
                                                   -------------------------------------------------------------
                                                      Registered          Other Pooled        Other Accounts
                                                      Investment           Investment
                                                      Companies             Vehicles
                                                   -------------------------------------------------------------
                                                   Number of   Total    Number of   Total    Number of   Total
                                                   Accounts    Assets   Accounts    Assets   Accounts    Assets
----------------------------------------------------------------------------------------------------------------
                                                                        Enterprise Equity Income Fund
----------------------------------------------------------------------------------------------------------------
Michael J. Vogelzang                                   0        N/A         0        N/A         0        N/A
----------------------------------------------------------------------------------------------------------------
Timothy Woolsten                                       0        N/A         0        N/A         0        N/A
----------------------------------------------------------------------------------------------------------------
Shakeel Dewji                                          0        N/A         0        N/A         0        N/A
----------------------------------------------------------------------------------------------------------------
Douglas Riley                                          0        N/A         0        N/A         0        N/A
----------------------------------------------------------------------------------------------------------------

                                                                     Enterprise Short Duration Bond Fund
----------------------------------------------------------------------------------------------------------------
Todd Finkelstein                                       0        N/A         0        N/A         0        N/A
----------------------------------------------------------------------------------------------------------------
David Wheeler                                          0        N/A         0        N/A         0        N/A
----------------------------------------------------------------------------------------------------------------

Description of Any Material Conflicts

While Boston Advisors, Inc. (the "Adviser") does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser's management of multiple accounts and the personal trading activities of the members of the portfolio management team. The Adviser manages multiple mutual funds and separately managed accounts for institutional and individual clients ("Accounts"), each of which have distinct investment objectives and strategies, some similar to the Fund and others different. The Adviser does not manage hedge funds which greatly reduce the conflicts of interest that arise through side by side management of mutual and hedge funds. The Adviser or Adviser's affiliate may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably. The Adviser does not receive performance based fees on any Account it manages.

Compensation for the fiscal year completed December 31, 2004


All of Boston Advisors, Inc. institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate and a bonus. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager's compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser, his compensation is based on the ability of the Adviser to meet established corporate goals and profitability guidelines established with Adviser's parent company. Mr. Vogelzang's compensation is not directly linked to the performance of the Fund or other Accounts. The compensation of Mr. David Wheeler is determined by AXA Equitable.


Mr. Wheeler's compensation currently is based on AXA Equitable's compensation program as it applies to the firm's officers in general. AXA Equitable's compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm's base salary structure. An individual's base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once target level of the short-term incentive compensation is determined by the firm, awards are made to individuals based on their salary structure and grade of position and individual performance. Annual long-term incentive compensation, granted in the form of stock options, restricted stocks and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance. Compensation for Mr. Wheeler currently is not based on the Fund's performance (whether or not pre-or after-tax basis and regardless of time period) or on the value of assets held in the Fund's portfolio or of the Fund's overall assets under management.

Ownership of Securities of the Fund as of December 31, 2004

-----------------------------------------------------------------------------------
Portfolio Manager    None $1-     $10,001- $50,001- $100,001- $500,001-  over
                          $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                           Enterprise Equity Income Fund
-----------------------------------------------------------------------------------
Michael J. Vogelzang  X
-----------------------------------------------------------------------------------
Timothy Woolsten      X
-----------------------------------------------------------------------------------
Shakeel Dewji         X
-----------------------------------------------------------------------------------
Douglas Riley         X
-----------------------------------------------------------------------------------
                        Enterprise Short Duration Bond Fund
-----------------------------------------------------------------------------------
Todd A. Finkelstein   X
-----------------------------------------------------------------------------------
David Wheeler         X
-----------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION


----------------------------------------------------------------------------------------------
                                  Enterprise High-Yield Bond Fund ("Fund")
                                Caywood-Scholl Capital Management ("Adviser")
----------------------------------------------------------------------------------------------
Portfolio manager  Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004

                   ---------------------------------------------------------------------------
                   Registered Investment          Other Pooled                Other
                         Companies            Investment Vehicles            Accounts

                   ---------------------------------------------------------------------------
                    Number        Total       Number       Total       Number       Total
                      of         Assets         of        Assets         of        Assets
                   Accounts   (in millions)  Accounts  (in millions)  Accounts  (in millions)
----------------------------------------------------------------------------------------------

Team                  1            $86          1           $13          44        $1,540
Managed
Eric Scholl,
Thomas Saake
and
James Caywood, CFA
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Enterprise High-Yield Bond Fund ("Fund")
                          Caywood-Scholl Capital Management ("Adviser")
--------------------------------------------------------------------------------
Portfolio manager  Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                   account
                   -------------------------------------------------------------
                     Registered           Other Pooled            Other
                     Investment            Investment           Accounts
                      Companies             Vehicles
                   -------------------------------------------------------------
                    Number     Total      Number    Total     Number    Total
                      of       Assets       of      Assets      of      Assets
                   Accounts              Accounts            Accounts
--------------------------------------------------------------------------------
Team                  0         N/A         0        N/A        0        N/A
Managed
Eric Scholl,
Thomas Saake
and
James Caywood, CFA
--------------------------------------------------------------------------------


Description of Any Material Conflicts

The Adviser's portfolio managers face inherent conflicts of interest in their day-to-day management because they manage multiple accounts. For instance, to the extent that the Adviser's Portfolio Managers manage accounts with different investment strategies, guidelines, and restrictions, they may from time to time be inclined to purchase securities for one account but not for another account. Additionally, some of the Adviser's accounts managed by the Adviser's Portfolio Managers have different fee structures which have the potential to be higher or lower, and in some cases significantly higher or lower, than the fees paid by the Portfolio. The differences in fee structures may provide an incentive to the the Adviser's Portfolio Managers to allocate more favorable trades to the higher paying accounts. The effects of these inherent conflicts of interest are minimized by the fact that the Adviser has adopted and implemented policies and procedures for trade allocation that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably.

Compensation for the fiscal year completed December 31, 2004


The portfolio management team's compensation structure is based on the same structure for each member. The salary is fixed annually for each portfolio manager, the bonus is tied to overall profitability of the firm at a fixed percent, and the profit sharing contribution is up to 15% of salary and bonus limited to IRS guidelines. All accounts are managed on a team basis by the Portfolio management team and overall compensation applies with respect to all accounts. The benchmarks used for evaluating manager performance in reference to the Portfolio are the Merrill Lynch High Yield Master (Cash Pay) Index, Lehman Brothers High Yield Index, and the Citigroup High Yield Index. The peer group used for evaluating manager performance in reference to the Portfolio is:
Atlantic Asset Management, Columbia Management Group, Inc., Fort Washington Investment Advisors, Inc., Hartford Investment Management Company, Oaktree Capital Management, LLC, Pacific Investment Management Company LLC (PIMCO), Post Advisory Group LLC, Seix Advisors, Shenkman Capital Management, Inc., T. Rowe Price, and TCW Group. Account performance is evaluated over 1, 3, 5, 7, and 10 year periods. Performance is evaluated on a pre-tax basis and is account weighted.


Ownership of Securities of the Fund as of December 31, 2004

---------------------------------------------------------------------------------
Portfolio Manager  None $1-     $10,001- $50,001- $100,001- $500,001-  over
                        $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
---------------------------------------------------------------------------------

Eric Scholl         X
---------------------------------------------------------------------------------

Thomas Saake        X
---------------------------------------------------------------------------------

James Caywood, CFA  X
---------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION


-----------------------------------------------------------------------------------------
                           Enterprise Mergers and Acquisitions Fund ("Fund")
                                  GAMCO Investors, Inc. ("Adviser")
-----------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31,
                  2004
                  -----------------------------------------------------------------------
                  Registered Investment        Other Pooled          Other Accounts
                        Companies          Investment Vehicles
                  -----------------------------------------------------------------------
                   Number       Total      Number      Total     Number of     Total
                     of        Assets        of       Assets     Accounts     Assets
                  Accounts  (in billions) Accounts (in millions)           (in billions)
-----------------------------------------------------------------------------------------
Mario Gabelli        23         $11.8       114       $707.7       1,747       $9.9
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                           Enterprise Mergers and Acquisitions Fund ("Fund")
                                  GAMCO Investors, Inc. ("Adviser")
-----------------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------------
                        Registered        Other Pooled               Other Accounts
                        Investment         Investment
                        Companies           Vehicles
                  -----------------------------------------------------------------------
                  Number of     Total     Number of     Total     Number of     Total
                  Accounts     Assets     Accounts     Assets     Accounts     Assets
                            (in millions)           (in millions)           (in billions)
-----------------------------------------------------------------------------------------
Mario Gabelli         1         $39.6       114        $707.7         3         $1.2
-----------------------------------------------------------------------------------------


Description of Any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.


Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.


Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers. Because of the portfolio manager's position with an affiliated broker/dealer and his indirect majority ownership interest in such affiliate, he may have an incentive to use the affiliate to execute portfolio transactions for the Fund even if using the affiliate is not in the best interest of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2004

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other registered investment companies, other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with a performance fee. Compensation for managing these accounts that have performance-based fees has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------

Mario Gabelli      X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION


-----------------------------------------------------------------------------------------
                               Enterprise Small Company Value Fund ("Fund")
                                   GAMCO Investors, Inc. ("Adviser")
-----------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
                  December 31, 2004
                  -----------------------------------------------------------------------
                  -----------------------------------------------------------------------
                  Registered Investment        Other Pooled          Other Accounts
                        Companies          Investment Vehicles

                  -----------------------------------------------------------------------
                   Number       Total      Number      Total     Number of     Total
                     of        Assets        of       Assets     Accounts     Assets
                  Accounts  (in billions) Accounts (in millions)           (in billions)
-----------------------------------------------------------------------------------------

Mario Gabelli        23         $11.8       114       $707.7       1747        $9.9
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                               Enterprise Small Company Value Fund ("Fund")
                                   GAMCO Investors, Inc. ("Adviser")
-----------------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------------
                        Registered        Other Pooled Investment     Other Accounts
                        Investment               Vehicles
                         Companies
                  -----------------------------------------------------------------------
                  Number of     Total     Number of     Total     Number of     Total
                  Accounts     Assets     Accounts     Assets     Accounts     Assets
                            (in millions)           (in millions)           (in billions)
-----------------------------------------------------------------------------------------
Mario Gabelli         1         $39.6       114        $707.7         3         $1.2
-----------------------------------------------------------------------------------------


Description of Any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.


Allocation of Limited Investment Opportunities. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.


Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers. Because of the portfolio manager's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund even if using the Distributor is not in the best interest of the Fund.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed December 31, 2004

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other registered investment companies, other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with a performance fee. Compensation for managing these accounts that have performance-based fees has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------
Mario Gabelli      X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

--------------------------------------------------------------------------------
                          Enterprise Money Market Fund ("Fund")
                    J.P. Morgan Investment Management Inc. ("Adviser")
--------------------------------------------------------------------------------
Portfolio     Presented below for each portfolio manager is the number of other
manager       accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
              December 31, 2004
              ------------------------------------------------------------------
                    Registered                Other Pooled      Other Accounts
                    Investment            Investment Vehicles
                    Companies
              ------------------------------------------------------------------
               Number          Total      Number      Total      Number  Total
                 of           Assets        of       Assets        of    Assets
              Accounts     (in billions) Accounts (in millions) Accounts
--------------------------------------------------------------------------------
John Tobin,      3             $71.1        1         $520         0      N/A
 Managing
 Director
--------------------------------------------------------------------------------
John Donohue,    0              N/A         0          N/A         0      N/A
 Managing
 Director*
--------------------------------------------------------------------------------
Mark Settles,
 Managing
 Director**
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                          Enterprise Money Market Fund ("Fund")
                    J.P. Morgan Investment Management Inc. ("Adviser")
-------------------------------------------------------------------------------
Portfolio     Presented below for each of the categories is the number of
manager       accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
              -----------------------------------------------------------------
                Registered           Other Pooled         Other Accounts
                Investment          Investment Vehicles
                 Companies
              -----------------------------------------------------------------
               Number     Total      Number     Total      Number     Total
                 of       Assets       of       Assets       of       Assets
              Accounts              Accounts              Accounts
-------------------------------------------------------------------------------
John Tobin,      0         N/A         0         N/A         0         N/A
 Managing
 Director
-------------------------------------------------------------------------------
John Donohue,    0         N/A         0         N/A         0         N/A
 Managing
 Director*
-------------------------------------------------------------------------------
Mark Settles,
 Managing
 Director**
-------------------------------------------------------------------------------

* John Donohue is the chief investment officer of the Adviser's global cash group with overall supervisory responsibility for all accounts investing primarily in money market instruments.

** Mark Settles is the client portfolio manager responsibile for providing servicing, attribution and market updates specific to the Fund.

Description of Any Material Conflicts

As shown in the above tables, the portfolio managers may manage accounts in addition to the identified registered investment companies (each a "Fund"). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

Compensation for the fiscal year completed December 31, 2004

The Adviser's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes base salary, fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------

John Tobin         X
--------------------------------------------------------------------------------

John Donohue       X
--------------------------------------------------------------------------------

Mark Settles       X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------------
                               Enterprise Capital Appreciation Fund ("Fund")
                                 Marsico Capital Management LLC ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles
                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in millions)   Accounts  (in millions)             (in millions)
------------------------------------------------------------------------------------------------
Thomas F. Marsico    29         $21,717         11        $1,045         167        $16,997
------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                            Enterprise Capital Appreciation Fund ("Fund")
                              Marsico Capital Management LLC ("Adviser")
-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                     Registered            Other Pooled         Other Accounts
                     Investment          Investment Vehicles
                     Companies
                  -----------------------------------------------------------------
                  Number of    Total     Number of    Total    Number of   Total
                  Accounts     Assets    Accounts     Assets   Accounts    Assets
-----------------------------------------------------------------------------------
Thomas F. Marsico     0         N/A          0         N/A         0        N/A
-----------------------------------------------------------------------------------

Description of Any Material Conflicts

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the EQ/Enterprise Capital Appreciation Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation for the fiscal year completed December 31, 2004

Marsico's portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.


Although Marsico may compare account performance with relevant benchmark indices (such as the S&P 500 Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico's Investment Team, contributions to Marsico's overall investment performance, discrete securities analysis, and other factors.


In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------

Thomas F. Marsico  X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------------
                               Enterprise Montag & Caldwell Growth Fund ("Fund")
                                     Montag & Caldwell, Inc. ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles
                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in billions)   Accounts  (in billions)             (in billions)
------------------------------------------------------------------------------------------------
Ronald E.            5           $3.78          0           N/A           8          $4.26
 Canakaris
------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                        Enterprise Montag & Caldwell Growth Fund ("Fund")
                               Montag & Caldwell, Inc. ("Adviser")
-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                     Registered            Other Pooled         Other Accounts
                     Investment          Investment Vehicles
                     Companies
                  -----------------------------------------------------------------
                  Number of    Total     Number of    Total    Number of   Total
                  Accounts     Assets    Accounts     Assets   Accounts    Assets
-----------------------------------------------------------------------------------
Ronald E.             0         N/A          0         N/A         0        N/A
 Canakaris
-----------------------------------------------------------------------------------

Description of Any Material Conflicts

Since all of the Adviser's portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the Adviser's handling of multiple accounts. The strategies are similar across the board since the Adviser manages only one product--large cap growth. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed December 31, 2004

The Executive Committee of the Adviser, consisting of Solon P. Patterson--Chairman, Ronald E. Canakaris--President and Chief Executive Officer and William A. Vogel--Executive Vice President, determines the compensation levels of the Firm's officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients' investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and CEO responsibilities, Mr. Canakaris also serves as the Adviser's Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of December 31, 2004

----------------------------------------------------------------------------------
 Portfolio Manager  None $1-     $10,001- $50,001- $100,001- $500,001-  over
                         $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------------------------------------------------------------------------
Ronald E. Canakaris  X
----------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------------
                                    Enterprise Multi-Cap Growth Fund ("Fund")
                                       Montag & Caldwell, Inc. ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles
                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in billions)   Accounts  (in billions)             (in billions)
------------------------------------------------------------------------------------------------
Ronald E.            5           $5.32          0           N/A           8          $4.26
 Canakaris
------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                               Enterprise Multi-Cap Growth Fund ("Fund")
                                   Montag & Caldwell, Inc. ("Adviser")
-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                     Registered            Other Pooled         Other Accounts
                     Investment          Investment Vehicles
                     Companies
                  -----------------------------------------------------------------
                  Number of    Total     Number of    Total    Number of   Total
                  Accounts     Assets    Accounts     Assets   Accounts    Assets
-----------------------------------------------------------------------------------
Ronald E.             0         N/A          0         N/A         0        N/A
 Canakaris
-----------------------------------------------------------------------------------

Description of Any Material Conflicts

Since all of the Adviser's portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the Adviser's handling of multiple accounts. The strategies are similar across the board since the Adviser manages only one product--large cap growth. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed December 31, 2004

The Executive Committee of the Adviser, consisting of Solon P. Patterson--Chairman, Ronald E. Canakaris--President and Chief Executive Officer and William A. Vogel--Executive Vice President, determines the compensation levels of the Adviser's officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients' investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and CEO responsibilities, Mr. Canakaris also serves as the Adviser's Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other particular portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of December 31, 2004

----------------------------------------------------------------------------------
 Portfolio Manager  None $1-     $10,001- $50,001- $100,001- $500,001-  over
                         $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------------------------------------------------------------------------

Ronald E. Canakaris  X
----------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------------
                                 Enterprise Total Return Fund ("Fund")
                          Pacific Investment Management Company LLC ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles

                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in millions)   Accounts  (in millions)             (in millions)
------------------------------------------------------------------------------------------------

Mohamed              18        $5,698.4         19       $3,316.7        39         $5,435
 El-Erian
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                               Enterprise Total Return Fund ("Fund")
                        Pacific Investment Management Company LLC ("Adviser")
------------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  ------------------------------------------------------------------
                     Registered          Other Pooled          Other Accounts
                     Investment        Investment Vehicles
                     Companies
                  ------------------------------------------------------------------
                  Number of   Total    Number of   Total   Number of      Total
                  Accounts    Assets   Accounts    Assets  Accounts      Assets
                                                                      (in millions)
------------------------------------------------------------------------------------
Mohamed               0        N/A         0        N/A        3         $938.3
 El-Erian
------------------------------------------------------------------------------------

Description of Any Material Conflicts

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Compensation for the fiscal year completed December 31, 2004

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     . 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

     . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     .   Amount and nature of assets managed by the portfolio manager;

     . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

     . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     .   Contributions to asset retention, gathering and client satisfaction;

     .   Contributions to mentoring, coaching and/or supervising; and

     .   Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors of America L.P. ("AGI"), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------

Mohamed El-Erian   X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

----------------------------------------------------------------------------------------------------
                                Enterprise Global Socially Responsive Fund ("Fund")
                                          Rockefeller & Co. Inc. ("Adviser")
----------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the
                  Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ----------------------------------------------------------------------------------
                  Registered Investment           Other Pooled              Other Accounts
                        Companies             Investment Vehicles
                  ----------------------------------------------------------------------------------
                   Number        Total        Number        Total       Number of       Total
                     of         Assets          of         Assets       Accounts       Assets
                  Accounts   (in millions)   Accounts   (in millions)               (in millions)
----------------------------------------------------------------------------------------------------
Farha-Joyce          3           $41.9          2          $100.5          63           $621
 Haboucha
----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                         Enterprise Global Socially Responsive Fund ("Fund")
                                  Rockefeller & Co. Inc. ("Adviser")
------------------------------------------------------------------------------------
Portfolio manager  Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  ------------------------------------------------------------------
                      Registered            Other Pooled         Other Accounts
                      Investment          Investment Vehicles
                      Companies
                  ------------------------------------------------------------------
                   Number of    Total     Number of    Total    Number of   Total
                   Accounts     Assets    Accounts     Assets   Accounts    Assets
------------------------------------------------------------------------------------
Farha-Joyce           N/A         0          N/A         0         N/A        0
 Haboucha
------------------------------------------------------------------------------------

Description of Any Material Conflicts

The Portfolio Manager as Director of Socially Responsive Investments is responsible for managing all of the Adviser's socially responsive client portfolios. The majority of these socially responsive clients pay an annual fee based on a percentage of assets under management. The annual fee paid by certain socially responsive clients is higher than the annual fee paid by the Fund.

The Portfolio Manager manages socially responsive separately managed accounts and one privately placed investment partnership where the Adviser has an interest as a general partner. Clients of the Adviser including Rockefeller family members and certain of the Adviser's officers and employees, including, the Portfolio Manager, invest in the partnership as limited partners. The Adviser was created by the Rockefeller family, and family members are indirect beneficial owners of the Adviser and sit on it board of directors. The Adviser's policies on the allocation of investment opportunities and aggregated orders are designed to ensure that clients and investors in its privately placed investment partnerships are serviced on an equitable basis.

The Portfolio Manager is also a shareholder in one of the registered investment companies she manages and may from time to time buy, sell, or hold securities held by one or more of the accounts she manages. The Adviser's Code of Ethics prohibits persons associated with the Adviser who have access to current information regarding the Adviser's investment recommendations from effecting securities transactions that might operate to the detriment of the Adviser's clients. In addition, the Adviser maintains a Supplement to its Code of Ethics that is intended to fulfill the firm's obligations to limit and monitor personal securities transactions under the Investment Company Act of 1940, as amended in connection with the management of registered investment companies.

Compensation for the fiscal year completed December 31, 2004

The portfolio manager is an employee of the Adviser and is compensated solely by the Adviser with respect to management of the Fund and any other accounts referenced in the table above. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers, and to align the interests of its portfolio managers with that of its clients and overall firm results. Overall firm profitability determines the total amount of the discretionary cash bonus pool that is available for portfolio managers.

Portfolio managers receive a combination of base salary and a discretionary cash bonus. The Adviser's review of portfolio managers' performance is regular and systematized. The base salary and bonus are structured to be competitive in light of the portfolio manager's experience and responsibilities. The Adviser does not believe in using a formulaic approach for computing incentive-driven compensation and evaluates portfolio managers based upon their ability to (i) manage the funds and accounts in accordance with their objectives, (ii) consistently and competently execute professional assignments, and (iii) make contributions to the teams to which they have been assigned and to the organization as a whole.

Portfolio managers also participate in benefit programs, including medical, life insurance, and a 401(k) plan with employer contributions, which are generally available to all employees.

Ownership of Securities of the Fund as of December 31, 2004

-----------------------------------------------------------------------------------
 Portfolio Manager   None $1-     $10,001- $50,001- $100,001- $500,001-  over
                          $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

Farha-Joyce Haboucha                                    X
-----------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------------
                                 Enterprise International Growth Fund ("Fund")
                                    SSgA Funds Management, Inc. ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles

                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in millions)   Accounts  (in millions)             (in millions)
------------------------------------------------------------------------------------------------

Timothy Corbett      3           $122           2          $222          7/8        $1,056
------------------------------------------------------------------------------------------------
Ivka Kalus-          3           $122           2          $222          7/8        $1,056
 Brystricky
------------------------------------------------------------------------------------------------
Lindsey              3           $122           2          $222          7/8        $1,056
 Richardson
------------------------------------------------------------------------------------------------
Tom Moore            3           $122           2          $222          7/8        $1,056
------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                     Registered            Other Pooled         Other Accounts
                     Investment          Investment Vehicles
                     Companies
                  -----------------------------------------------------------------
                  Number of    Total     Number of    Total    Number of   Total
                  Accounts     Assets    Accounts     Assets   Accounts    Assets

-----------------------------------------------------------------------------------

Timothy Corbett       0         N/A          0         N/A         0        N/A
-----------------------------------------------------------------------------------
Ivka Kalus-           0         N/A          0         N/A         0        N/A
 Brystricky
-----------------------------------------------------------------------------------
Lindsey               0         N/A          0         N/A         0        N/A
 Richardson
-----------------------------------------------------------------------------------
Tom Moore             0         N/A          0         N/A         0        N/A
-----------------------------------------------------------------------------------

Description of Any Material Conflicts

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Adviser has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Compensation for the fiscal year completed December 31, 2004

The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA and the Adviser. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

 Portfolio Manager         Form and Structure of     Method
                           Compensation
 -----------------------------------------------------------------------------
 Timothy Corbett           Salary, Bonus, Deferred   Please see paragraph
                           Compensation              above
                           (equity/stock options)
 -----------------------------------------------------------------------------
 Ivka Kalus-Bystricky      Salary, Bonus, Deferred   Please see paragraph
                           Compensation              above
                           (equity/stock options)
 -----------------------------------------------------------------------------
 Lindsey Richardson        Salary, Bonus, Deferred   Please see paragraph
                           Compensation              above
                           (equity/stock options)
 -----------------------------------------------------------------------------
 Tom Moore                 Salary, Bonus, Deferred   Please see paragraph
                           Compensation              above
                           (equity/stock options)

Ownership of Securities of the Fund as of December 31, 2004

------------------------------------------------------------------------------------
  Portfolio Manager   None $1-     $10,001- $50,001- $100,001- $500,001-  over
                           $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
------------------------------------------------------------------------------------

Timothy Corbett        X
------------------------------------------------------------------------------------

Ivka Kalus-Brystricky  X
------------------------------------------------------------------------------------

Lindsey Richardson     X
------------------------------------------------------------------------------------

Tom Moore              X
------------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION


------------------------------------------------------------------------------------------------
                                  Enterprise Equity Fund ("Fund")
                           TCW Investment Management Company ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles

                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in millions)   Accounts  (in millions)             (in millions)
------------------------------------------------------------------------------------------------
Craig                9          $5,998          9         $2,575         218        $17,293
 Blum
------------------------------------------------------------------------------------------------
Stephen              9          $5,998          9         $2,575         218        $17,293
 Burlingame
------------------------------------------------------------------------------------------------
                      Enterprise Government Securities Fund
------------------------------------------------------------------------------------------------
Philip               3          $332.6         10         $1,814         115        $24,623
 Barach
------------------------------------------------------------------------------------------------
Jeffrey              3          $332.6         10         $1,814         115        $24,623
 Gundlach
------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                  Enterprise Equity Fund ("Fund")
                           TCW Investment Management Company ("Adviser")
-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                     Registered     Other Pooled Investment     Other Accounts
                     Investment            Vehicles
                     Companies
                  -----------------------------------------------------------------
                  Number of  Total  Number of     Total     Number of     Total
                  Accounts   Assets Accounts     Assets     Accounts     Assets
                                              (in millions)           (in millions)
-----------------------------------------------------------------------------------
Craig                 0       N/A       1         $57.2         6        $1,712
 Blum
-----------------------------------------------------------------------------------
Stephen               0       N/A       1         $57.2         6        $1,712
 Burlingame
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Philip                0       N/A       1         $57.2         6        $1,712
 Barach
-----------------------------------------------------------------------------------
Jeffrey               0       N/A       1         $57.2         6        $1,712
 Gundlach
-----------------------------------------------------------------------------------


Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed December 31, 2004

Portfolio managers are generally compensated through a combination of base salary and fee sharing based compensation ("fee sharing"). Fee sharing generally represents most of the portfolio managers' total compensation and is linked quantitatively to a fixed percentage of fee revenues of accounts in the investment strategy area for which the managers are responsible. Fee sharing applies to all accounts of the Adviser and its affiliates (collectively, "TCW") and is paid quarterly.

In some cases, the fee sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The benchmark for the Fund is the Russell 1000 Growth Index. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Fee sharing for portfolio managers may be determined on a gross basis, without the deduction of expenses. In other cases, fee sharing revenues are allocated to a pool and fee sharing compensation is paid out after the deduction of group expenses. Fee sharing revenues added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The fee sharing percentage used to compensate the portfolio managers for management of the Fund is the same as that used to compensate them for all other TCW client accounts they manage. In general, portfolio managers do not receive discretionary bonuses.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers' fee sharing compensation will apply to such performance fees. The fee sharing percentage in the case of performance fees is generally the same as it is for the fee sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the fee sharing percentage may be higher.

Portfolio managers also participate in deferred compensation programs, the amount of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones. In addition, certain portfolio managers participate or are eligible to participate in stock option or stock appreciation plans of TCW and/or TCW's parent, Societe Generale. Certain portfolio managers participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Some portfolio managers are stockholders of the parent company of the Adviser as well.

Ownership of Securities of the Funds as of December 31, 2004

                            Enterprise Equity Fund


---------------------------------------------------------------------------------
Portfolio Manager  None $1-     $10,001- $50,001- $100,001- $500,001-  over
                        $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
---------------------------------------------------------------------------------
Craig Blum          X
---------------------------------------------------------------------------------
Stephen Burlingame  X
---------------------------------------------------------------------------------
                      Enterprise Government Securities Fund
---------------------------------------------------------------------------------
Philip Barach       X
---------------------------------------------------------------------------------
Jeffrey Gundlach    X
---------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

----------------------------------------------------------------------------------------------------
                               Enterprise Growth and Income Fund ("Fund")
                         UBS Global Asset Management (Americas) Inc. ("Adviser")
----------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the
                  Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ----------------------------------------------------------------------------------
                  Registered Investment           Other Pooled              Other Accounts
                        Companies             Investment Vehicles

                  ----------------------------------------------------------------------------------
                   Number        Total        Number        Total       Number of       Total
                     of         Assets          of         Assets       Accounts       Assets
                  Accounts   (in millions)   Accounts   (in millions)               (in millions)
----------------------------------------------------------------------------------------------------
John Leonard         21         $10,893         10         $2,100          59          $8,559
----------------------------------------------------------------------------------------------------
Thomas Cole          21         $10,893         10         $2,100          59          $8,559
----------------------------------------------------------------------------------------------------
Thomas Digenan       21         $10,893         10         $2,100          59          $8,559
----------------------------------------------------------------------------------------------------
Scott Hazen          21         $10,893         10         $2,100          59          $8,559
----------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
                              Enterprise Growth and Income Fund ("Fund")
                        UBS Global Asset Management (Americas) Inc. ("Adviser")
------------------------------------------------------------------------------------
Portfolio manager  Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  ------------------------------------------------------------------
                      Registered            Other Pooled         Other Accounts
                      Investment          Investment Vehicles
                      Companies
                  ------------------------------------------------------------------
                   Number of    Total     Number of    Total    Number of   Total
                   Accounts     Assets    Accounts     Assets   Accounts    Assets

------------------------------------------------------------------------------------
John Leonard           0         N/A          0         N/A         0        N/A
------------------------------------------------------------------------------------
Thomas Cole            0         N/A          0         N/A         0        N/A
------------------------------------------------------------------------------------
Thomas Digenan         0         N/A          0         N/A         0        N/A
------------------------------------------------------------------------------------
Scott Hazen            0         N/A          0         N/A         0        N/A
------------------------------------------------------------------------------------

Description of Any Material Conflicts

The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

The management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Portfolio. The portfolio manager and his team, which includes Thomas Cole, Thomas Digenan and Scott Hazen, manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Adviser manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Adviser and the Portfolio have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts

Compensation for the fiscal year completed December 31, 2004

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

The Adviser's compensation and benefits programs are designed to provide investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of its investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

..   Competitive salary, benchmarked to maintain competitive compensation opportunities.

..   Annual bonus, tied to individual contributions and investment performance.

..   UBS equity awards, promoting company-wide success and employee retention.

..   Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the Adviser's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. The Adviser strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely our investment professionals' interests with those of the clients.

Analyst Incentives. Because the Adviser values its proprietary research, a compensation system has been designed that has made investment analysis a highly regarded career within the firm. Grouped into 12 global sector teams, analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which the Adviser evaluates over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. The Adviser believes that this system closely aligns analysts' incentives with those of the clients.

UBS AG equity. Many of the Adviser's senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. The Adviser feels this engages employees as partners in the firm's success, and helps to maximize the integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for the senior staff.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------
John Leonard       X
--------------------------------------------------------------------------------
Thomas Cole        X
--------------------------------------------------------------------------------
Thomas Digenan     X
--------------------------------------------------------------------------------
Scott Hazen        X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

----------------------------------------------------------------------------------------------------
                               Enterprise Strategic Allocation Fund ("Fund")
                            UBS Global Asset Management (U.S.) Inc. ("Adviser")
----------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the
                  Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ----------------------------------------------------------------------------------
                  Registered Investment           Other Pooled              Other Accounts
                        Companies             Investment Vehicles

                  ----------------------------------------------------------------------------------
                   Number        Total        Number        Total       Number of       Total
                     of         Assets          of         Assets       Accounts       Assets
                  Accounts   (in millions)   Accounts   (in millions)               (in millions)
----------------------------------------------------------------------------------------------------
Thomas Digenan       21         $10,893         10         $2,100          59          $8,559
----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------
                     Registered            Other Pooled         Other Accounts
                     Investment          Investment Vehicles
                     Companies
                  -----------------------------------------------------------------
                  Number of    Total     Number of    Total    Number of   Total
                  Accounts     Assets    Accounts     Assets   Accounts    Assets

-----------------------------------------------------------------------------------
Thomas Digenan        0         N/A          0         N/A         0        N/A
-----------------------------------------------------------------------------------

Description of Any Material Conflicts

The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

The management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Portfolio. The portfolio manager and his team, which includes Thomas Cole, Thomas Digenan and Scott Hazen, manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Adviser manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Adviser and the Portfolio have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts

Compensation for the fiscal year completed December 31, 2004

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

The Adviser's compensation and benefits programs are designed to provide investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of its investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

..   Competitive salary, benchmarked to maintain competitive compensation opportunities.

..   Annual bonus, tied to individual contributions and investment performance.

..   UBS equity awards, promoting company-wide success and employee retention.

..   Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the Adviser's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. The Adviser strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely our investment professionals' interests with those of the clients.

Analyst Incentives. Because the Adviser values its proprietary research, a compensation system has been designed that has made investment analysis a highly regarded career within the firm. Grouped into 12 global sector teams, analysts manage model portfolios in global and local sectors, which are used by the portfolio management teams to construct client portfolios. Analyst incentives are tied to the performance of the model portfolios, which the Adviser evaluates over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. The Adviser believes that this system closely aligns analysts' incentives with those of the clients.

UBS AG equity. Many of the Adviser's senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. The Adviser feels this engages employees as partners in the firm's success, and helps to maximize the integrated business strategy.

Partnership Incentive Program (PIP). Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for the senior staff.

Ownership of Securities of the Fund as of December 31, 2004

--------------------------------------------------------------------------------
Portfolio Manager None $1-     $10,001- $50,001- $100,001- $500,001-  over
                       $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------
Thomas Digenan     X
--------------------------------------------------------------------------------

                      THE ENTERPRISE GROUP OF FUNDS, INC.
                         PORTFOLIO MANAGER INFORMATION

------------------------------------------------------------------------------------------------
                                        Enterprise Managed Fund ("Fund")
                                  Wellington Management Company LLP. ("Adviser")
------------------------------------------------------------------------------------------------
Portfolio manager Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2004
                  ------------------------------------------------------------------------------
                  Registered Investment           Other Pooled            Other Accounts
                        Companies             Investment Vehicles

                  ------------------------------------------------------------------------------
                   Number        Total        Number       Total      Number of      Total
                     of         Assets          of        Assets      Accounts      Assets
                  Accounts   (in millions)   Accounts  (in millions)             (in millions)
------------------------------------------------------------------------------------------------
Matthew E.           19         $5,539          15        $1,036         33         $2,824
 Megargel
------------------------------------------------------------------------------------------------
Maya K.              17         $5,566          15        $1,036         34         $2,824
 Bittar
------------------------------------------------------------------------------------------------
Jeffrey L. Kripke    17         $5,566          15        $1,036         42         $2,822
------------------------------------------------------------------------------------------------
Francis J.           9          $1,559          7          $359          13         $  588
 Boggan
------------------------------------------------------------------------------------------------
Thomas L. Pappas     2          $  990          4          $826          42         $9,086
------------------------------------------------------------------------------------------------
Scott M. Elliot      3          $1,295          9          $114          10          $38.7
------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                                     Enterprise Managed Fund ("Fund")
                              Wellington Management Company LLP. ("Adviser")
-----------------------------------------------------------------------------------------
Portfolio manager Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
                  -----------------------------------------------------------------------
                     Registered            Other Pooled           Other Accounts
                     Investment          Investment Vehicles
                     Companies
                  -----------------------------------------------------------------------
                  Number of    Total     Number of   Total    Number of       Total
                  Accounts     Assets    Accounts    Assets   Accounts       Assets
                                                                          (in millions)
-----------------------------------------------------------------------------------------
Matthew E.            0         N/A          0        N/A         4           $358
 Megargel
-----------------------------------------------------------------------------------------
Maya K.               0         N/A          0        N/A         4           $358
 Bittar
-----------------------------------------------------------------------------------------
Jeffrey L. Kripke     0         N/A          0        N/A         4           $358
-----------------------------------------------------------------------------------------
Francis J.            0         N/A          0        N/A         0            N/A
 Boggan
-----------------------------------------------------------------------------------------
Thomas L. Pappas      0         N/A          0        N/A         0            N/A
-----------------------------------------------------------------------------------------
Scott M. Elliot       0         N/A          0        N/A         1           $8.1
-----------------------------------------------------------------------------------------

Description of Any Material Conflicts

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund's investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the Fund ("Investment Professionals") generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly while at the same time providing high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington

Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's overall book of business.

Compensation for the fiscal year completed December 31, 2004

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in a Investment Advisory Agreement dated July 9, 2004 between Wellington Management and The Equitable Life Assurance Society of the United States with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended December 31, 2004.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of its Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The Base Salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by that Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. The performance-based incentive compensation component across all portfolios managed by an Investment Professional can, and typically does, represent a significant portion of an Investment Professional's overall compensation; performance-based incentive compensation varies significantly by individual and can vary significantly from year to year. Some Investment Professionals are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than performance. Each partner of Wellington Management is also eligible participate in a supplemental retirement plan as a partner of the firm. Messrs. Megargel, Pappas, and Elliott are all partners of the firm.

               -------------------------------------------------
                Portfolio Manager     Benchmark/Peer Group
               -------------------------------------------------
               Matthew E. Megargel Russell 1000 Index
               -------------------------------------------------
               Maya K. Bittar      Russell 1000 Index
               -------------------------------------------------
               Jeffrey L. Kripke   Russell 1000 Index
               -------------------------------------------------
               Francis J. Boggan   Target Mid Cap 750
               -------------------------------------------------
               Thomas L. Pappas    N/A
               -------------------------------------------------
               Scott M. Elliot     Enterprise Managed Fund Alpha
               -------------------------------------------------

Ownership of Securities of the Fund as of December 31, 2004

----------------------------------------------------------------------------------
 Portfolio Manager  None $1-     $10,001- $50,001- $100,001- $500,001-  over
                         $10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
----------------------------------------------------------------------------------
Matthew E. Megargel  X
----------------------------------------------------------------------------------
Maya K. Bittar       X
----------------------------------------------------------------------------------
Jeffrey L. Kripke    X
----------------------------------------------------------------------------------
Francis J. Boggan    X
----------------------------------------------------------------------------------
Thomas L. Pappas     X
----------------------------------------------------------------------------------
Scott M. Elliot      X
----------------------------------------------------------------------------------

                                   APPENDIX D

                      PROXY VOTING POLICIES AND PROCEDURES

                     THE ENTERPRISE GROUP OF FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES


     The Securities and Exchange Commission requires registered management investment companies to disclose how they vote proxies relating to portfolio securities they hold. Among the requirements is that mutual funds that invest in voting securities disclose in their Statement of Additional Information ("SAI") the policies and procedures they use to determine how to vote proxies relating to portfolio securities they hold. Enterprise Capital Management, Inc. and AXA Equitable Life Insurance Company (together, the "Advisors") seek to ensure that all proxy proposals are voted in the best interests of shareholders of the respective portfolios (each, a "Fund") of The Enterprise Group of Funds, Inc. The Advisors maintain a policy of seeking to protect the best interests of a Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Advisors or their affiliates.

DELEGATION TO THE SUBADVISORS

     All of the Funds other than the Money Market Fund (which does not hold voting securities) are managed by a portfolio/fund manager (each a "Subadvisor"). The Advisors believe that each Subadvisor is generally best suited to evaluate and vote proxies for the securities it acquires for its respective Fund. Therefore, it is the Advisors' policy to delegate its proxy voting responsibility to the Subadvisor(s) of each Fund and to maintain substantial oversight to ensure that the Subadvisors have written policies that meet certain minimum standards, as follows:


     1. The policies are reasonably designed to protect the best interests of the Fund.


     2. The policies describe how the Subadvisor addresses material conflicts of interest between the interests of the Subadvisor or its affiliates and the interests of the Fund. If a Subadvisor identifies a material conflict of interest between itself and the interests of the Fund, the Subadvisor shall notify the Advisors at least annually and confirm how the conflict was resolved.


     3. The Subadvisor's proxy voting guidelines should address at least the following policies and issues:

     . The extent to which the Subadvisor delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;

     . Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted;

     . Policies regarding the extent to which the Subadvisor will support or give weight to the views of management of a portfolio company;

     . Corporate governance matters, including changes in the state of incorporation, mergers and other corporate restructurings and anti-takeover provisions such as staggered boards, poison pills, and supermajority provisions;

     . Changes to capital structure, including increases and decreases of capital and preferred stock issuance; - Stock option plans and other management compensation issues; and - Social and corporate responsibility issues.

     4. Each Subadvisor is expected to deliver to the Advisors its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:


     .    Name of the issuer of the portfolio security

     .    Exchange ticker symbol of the portfolio security

     .    The CUSIP number of the portfolio security

     .    The shareholder meeting date

     .    A brief identification of the matter voted on

     .    Whether the matter was proposed by the issuer or by a security holder

     .    Whether the Fund cast its vote on the matter

     . How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

     .    Whether the Fund cast its vote for or against management.


     The Advisors recognize that where a Fund is co-managed, a Subadvisor may in some instances cast votes for a given security that conflict with a vote cast for the security by another Subadvisor to the same Fund. The Advisors will treat conflicting votes on a case-by-case basis, and will generally accept the discretion of each Subadviser to the extent that the vote is consistent with an otherwise acceptable voting policy of the Subadvisor.

     The Advisors also recognize that a Subadvisor may abstain from voting a proxy if the Subadvisor determines that the cost of voting a proxy exceeds the expected benefit to the Fund. In particular, the Advisors recognize the following circumstances where voting might not be in the best interests of the
Fund:


     . Voting a proxy for certain foreign securities with "block out" or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

     . Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.


REVIEW BY THE ADVISORS

     The Advisors shall annually review the proxy voting policy of each of its Subadvisors to ensure that each Subadvisor seeks the best interests of the Fund in voting proxies for the Fund it manages or co-manages, as described above.


RECORDKEEPING


     Rule 30b1-4 under the Investment Company Act of 1940 requires each Fund to file its complete proxy voting record on an annual basis (for the most recent 12-month period ended June 30) on Form N-PX no later than August 31 of each year, beginning in 2004. The Advisors have retained the services of Institutional Shareholder Services ("ISS") to gather, store and file on Form N-PX the proxy votes from the Subadvisors. In addition, ISS posts this data on a public Web site, the address of which will be disclosed for the benefit of shareholders in the Statement of Additional Information of any Fund filing its annual registration statement update on or after July 1, 2004.


     The Board of Directors of the Funds has approved this policy effective December 15, 2004.

                          EAGLE ASSET MANAGEMENT, INC.

                       PROXY VOTING POLICY AND GUIDELINES

     The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

     Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

     We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

     The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle's detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

     If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.   Directors and Auditors

          Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

          We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.  Corporate Governance

          In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

     A. CONFIDENTIAL VOTING. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

     B. GREENMAIL. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

     C. INDEMNIFICATION OF DIRECTORS. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

     D. CUMULATIVE VOTING RIGHTS. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

     E. OPT OUT OF DELAWARE. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

     F. INCREASES IN COMMON STOCK. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

          Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

     A. FAIR PRICE AMENDMENTS. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

     B. CLASSIFIED BOARDS. We generally oppose classified boards because they limit shareholder control. (App N4)

     C. BLANK CHECK PREFERRED STOCK. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

     D. SUPERMAJORITY PROVISIONS. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

     E. GOLDEN PARACHUTES. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

     F. POISON PILLS. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

     G. REINCORPORATION. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

     H. SHAREHOLDER RIGHTS. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

     Eagle generally votes on other corporate governance issues as follows:

     A. OTHER BUSINESS. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

     B. DIFFERENTIAL VOTING RIGHTS. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

     C. DIRECTORS-SHARE OWNERSHIP. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App
          S5)

     D. INDEPENDENT DIRECTORS. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

     E. PREEMPTIVE RIGHTS. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

     F. EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. Compensation and Stock Option Plans

          We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

          With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.  Social Issues

          Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40--S65)

          Examples of proposals in this category include:
          1.   Anti - Abortion.
          2.   Affirmative Action.
          3.   Animal Rights.
               a.   Animal Testing.
               b.   Animal Experimentation.
               c.   Factory Farming.
          4.   Chemical Releases.
          5.   El Salvador.
          6.   Environmental Issues.
               a.   CERES Principles.
               b.   Environmental Protection.
          7.   Equal Opportunity.
          8.   Discrimination.
          9.   Government Service.
          10.  Infant Formula.
          11.  Israel.
          12.  Military Contracts.
          13.  Northern Ireland.
               a.   MacBride Principles.
          14.  Nuclear Power.
               a.   Nuclear Waste.
               b.   Nuclear Energy Business.
          15.  Planned Parenthood Funding.
          16.  Political Contributions.
          17.  South Africa.
               a.   Sullivan Principles.
          18.  Space Weapons.
          19.  Tobacco-Related Products.
          20.  World Debt.

VII.  Conflicts of Interest

     Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle's, or the affiliate's, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle's proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle's Guidelines, Eagle's Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle's overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. Record Keeping

     The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

     .    Copy of each proxy statement received.

     .    Record of each vote cast.

     . Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

     . Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

     . Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE'S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

                                   Appendix A

List Of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

     1)   Raymond James & Associates, Inc.
     2)   Raymond James Financial Services, Inc.
     3) Heritage Asset Management, Inc. a corporation, acts as investment advisor to the Heritage Family of Mutual Funds sponsored by Raymond James & Associates, Inc. including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Heritage Capital Appreciation Trust, an equity fund; Heritage Income-Growth Trust, an income-growth fund; Heritage Income Trust, consisting of a high yield bond fund and an intermediate government fund and Heritage Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Growth Equity Fund, Value Equity Fund, Aggressive Growth Fund, Technology Fund and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

     4)   Awad Asset Management, Inc. a subsidiary of Raymond James Financial,
          Inc.

     5) Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies.

Through the holding company, Eagle is also affiliated with the following entities:

a) RJ Leasing, Inc. - engaged in the leasing business, and acts as General Partner in various leasing programs.
b) RJ Health Properties, Inc. - engaged in purchase, sales and leasing of nursing homes and acts as General Partner in various partnerships.
c) RJ Properties, Inc. - engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.
d)   RJ Equities, Inc. - acts as General Partner in various partnerships.
e)   Raymond James Bank, FSB.
f)   Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.
g) Raymond James Financial International Limited, a broker-dealer based in London.
h) Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

                                  PROXY VOTING

POLICY

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

ACCEPTS:

     . Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.
     .    Restoration or protection of shareholders' authority.

REJECTS:

     .    Protection of management from results of mergers and acquisitions.
     . Proposals having the effect of diluting the value of the existing shares.
     . Reduction of shareholders' power over any company actions. >> Proposals motivated by political, ethical or social concerns.

PROXY OVERSIGHT COMMITTEE

..    BHMS's Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

..    The Proxy Oversight Committee includes Portfolio Managers James Barrow,
     Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

CONFLICTS OF INTEREST

..    All proxies will be voted uniformly in accordance with BHMS's policies.
     This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

PROCEDURE

BHMS has adopted written procedures to implement the firm's policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

..    BHMS sends a daily electronic transfer of all stock positions to ISS
     (Institutional Shareholder Services).

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                   PAGE 1 OF 2

..    ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

..    The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

..    ISS verifies that every vote is received, voted and recorded.

..    BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

..    BHMS maintains voting records both in hard copy and via ISS database backup.

..    BHMS's guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing CLIENTSERVICES@BARROWHANLEY.COM.

..    BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

..    If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

..    BHMS will maintain a record of the voting resolution of any conflict of interest.

..    The proxy coordinator shall retain the following proxy records in accordance with the SEC's five-year retention requirement:

..    These policies and procedures and any amendments;
..    Each proxy statement that BHMS receives;
..    A record of each vote that BHMS casts;
..    Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and
..    A copy of each written request from a client for information on how BHMS voted such client's proxies and a copy of any written response.

RESPONSIBILITY

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

                    BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
                                   PAGE 2 OF 2

                                    [Graphic]

                           Fred Alger Management, Inc.

                      Proxy Voting Policies and Procedures

                                Table of Contents

I.   Overview.................................................................79

II.  Proxy Voting Process.....................................................79

III. Conflicts of Interest....................................................80

IV.  Client Disclosure........................................................80

V.   PROXY VOTING GUIDELINES..................................................81

        Operational Issues....................................................81

        Board of Directors Issues.............................................82

        Proxy Contest Issues..................................................85

        Anti-Takeover Defenses and Voting Related Issues......................86

        Mergers and Corporate Restructuring Issues............................87

        State of Incorporation Issues.........................................91

        Capital Structure Issues..............................................92

        Executive and Director Compensation Issues............................95

        Social and Environmental Issues.......................................98

        Mutual Fund Proxy Issues.............................................109

VI.  How to Obtain Further Information ......................................114

I. Overview

Fred Alger Management, Inc. ("Alger"), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients' accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients' best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients' accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II. Proxy Voting Process

The Senior Vice President of Alger's Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients' accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients' specific voting guidelines based on ISS' recommendations or delegates the voting authority to ISS, based on the clients' instructions.

Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger's request.

III. Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients' best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger's Senior Vice President of Compliance, Alger's Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger's clients. Additionally, Alger monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV. Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice President of Alger's Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V. Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name:

Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

     . An auditor has a financial interest in or association with the company and is, therefore, not independent
     .    Fees for non-audit services are excessive, or
     . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues:

Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors' investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

     . Attend less than 75 percent of the board and committee meetings without a valid excuse
     .    Implement or renew a dead-hand or modified dead-hand poison pill
     . Ignore a shareholder proposal that is approved by a majority of the shares outstanding
     . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     . Failed to act on takeover offers where the majority of the shareholders tendered their shares
     . Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
     . Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees
     . Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     . The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
     .    Only if the director's legal expenses would be covered

Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     . Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
     .    Majority of independent directors on board
     .    All-independent key committees
     .    Committee chairpersons nominated by the independent directors
     .    CEO performance reviewed annually by a committee of outside directors
     .    Established governance guidelines
     .    Company performance

Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     . Long-term financial performance of the target company relative to its industry; management's track record
     .    Background to the proxy contest
     .    Qualifications of director nominees (both slates)
     . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     .    Purchase price
     .    Fairness opinion
     .    Financial and strategic benefits
     .    How the deal was negotiated
     .    Conflicts of interest
     .    Other alternatives for the business
     .    Noncompletion risk

Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Impact on the balance sheet/working capital
     .    Potential elimination of diseconomies
     .    Anticipated financial and operating benefits
     .    Anticipated use of funds
     .    Value received for the asset
     .    Fairness opinion
     .    How the deal was negotiated
     .    Conflicts of interest

Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     .    Dilution to existing shareholders' position
     .    Terms of the offer
     .    Financial issues
     .    Management's efforts to pursue other alternatives
     .    Control issues
     .    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     .    The reasons for the change
     .    Any financial or tax benefits
     .    Regulatory benefits
     .    Increases in capital structure
     .    Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
     .    Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     . Prospects of the combined company; anticipated financial and operating benefits
     .    Offer price
     .    Fairness opinion
     .    How the deal was negotiated
     .    Changes in corporate governance
     .    Change in the capital structure
     .    Conflicts of interest

Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     .    Tax and regulatory advantages
     .    Planned use of the sale proceeds
     .    Valuation of spin-off
     .    Fairness opinion
     .    Benefits to the parent company
     .    Conflicts of interest
     .    Managerial incentives
     .    Corporate governance changes
     .    Changes in the capital structure

Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation Issues

Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals:

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     . It is intended for financing purposes with minimal or no dilution to current shareholders
     . It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan:

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS' methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS' model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     . Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
     .    Cash compensation, and
     .    Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     .    Historic trading patterns
     .    Rationale for the repricing
     .    Value-for-value exchange
     .    Option vesting
     .    Term of the option
     .    Exercise price
     .    Participation

Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     .    Purchase price is at least 85 percent of fair market value
     .    Offering period is 27 months or less, and
     .    Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

     .    Purchase price is less than 85 percent of fair market value, or

     .    Offering period is greater than 27 months, or
     .    VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:
(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

     .    Whether the proposal mandates that all awards be performance-based
     . Whether the proposal extends beyond executive awards to those of lower-ranking employees
     . Whether the company's stock-based compensation plans meet ISS' SVT criteria and do not violate ISS' repricing guidelines

Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     . The parachute should be less attractive than an ongoing employment opportunity with the firm
     .    The triggering mechanism should be beyond the control of management
     . The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     . The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)

     . The availability and feasibility of alternatives to animal testing to ensure product Safety, and
     . The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
     . The company has already published a set of animal welfare standards and monitors compliance
     . The company's standards are comparable to or better than those of peer firms, and
     . There are no serious controversies surrounding the company's treatment of animals

Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     .    Whether the proposal focuses on a specific drug and region
     . Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness
     . The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
     .    Whether the company already limits price increases of its products
     . Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
     .    The extent that peer companies implement price restraints

Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     .    The costs and feasibility of labeling and/or phasing out
     . The nature of the company's business and the proportion of it affected by the proposal
     . The proportion of company sales in markets requiring labeling or GMO-free products
     .    The extent that peer companies label or have eliminated GMOs
     . Competitive benefits, such as expected increases in consumer demand for the company's products
     . The risks of misleading consumers without federally mandated, standardized labeling
     .    Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products.

Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
     .    The extent that peer companies have eliminated GMOs
     . The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
     . Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
     . The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns:

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
     . Whether the company has adequately disclosed the financial risks of its subprime business
     . Whether the company has been subject to violations of lending laws or serious lending controversies
     .    Peer companies' policies to prevent abusive lending practices

Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     .    Whether the company complies with all local ordinances and regulations
     . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
     .    The risk of any health-related liabilities

Advertising to youth:

     . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
     .    Whether the company has gone as far as peers in restricting advertising
     . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
     .    Whether restrictions on marketing to youth extend to foreign countries


Cease production of tobacco-related products or avoid selling products to tobacco companies:

     .    The percentage of the company's business affected
     . The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:

     .    The percentage of the company's business affected
     .    The feasibility of a spin-off
     .    Potential future liabilities related to the company's tobacco business

Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     .    Whether there are publicly available environmental impact reports
     . Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and
     .    The current status of legislation regarding drilling in ANWR

CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
     . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES

     .    Costs of membership and implementation

Environmental Reports:

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     .    The company's level of disclosure lags that of its competitors, or
     . The company has a poor environmental track record, such as violations of federal and state regulations

Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     .    The nature of the company's business and the percentage affected
     .    The extent that peer companies are recycling
     .    The timetable prescribed by the proposal
     .    The costs and methods of implementation
     . Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     .    The nature of the company's business and the percentage affected

     . The extent that peer companies are switching from fossil fuels to cleaner sources
     .    The timetable and specific action prescribed by the proposal
     .    The costs of implementation
     .    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

General Corporate Issues

Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     .    The relevance of the issue to be linked to pay
     . The degree that social performance is already included in the company's pay structure and disclosed
     .    The degree that social performance is used by peer companies in setting pay
     . Violations or complaints filed against the company relating to the particular social performance measure
     . Artificial limits sought by the proposal, such as freezing or capping executive pay
     .    Independence of the compensation committee
     .    Current company pay levels

Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     . The company is in compliance with laws governing corporate political activities, and

     . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        Labor Standards and Human Rights

China Principles:

Vote AGAINST proposals to implement the China Principles unless:

     . There are serious controversies surrounding the company's China operations, and
     . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     .    The nature and amount of company business in that country
     .    The company's workplace code of conduct
     .    Proprietary and confidential information involved
     .    Company compliance with U.S. regulations on investing in the country
     .    Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     .    Agreements with foreign suppliers to meet certain workplace standards
     .    Whether company and vendor facilities are monitored and if so, how
     .    Company participation in fair labor organizations
     .    Type of business
     .    Proportion of business conducted overseas
     .    Countries of operation with known human rights abuses
     . Whether the company has been recently involved in significant labor and human rights controversies or violations
     .    Peer company standards and practices
     .    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     . The company does not operate in countries with significant human rights violations
     .    The company has no recent human rights controversies or violations, or
     . The company already publicly discloses information on its vendor standards compliance

MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     .    Company compliance with or violations of the Fair Employment Act of
          1989
     . Company antidiscrimination policies that already exceed the legal requirements
     .    The cost and feasibility of adopting all nine principles
     . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
     .    The potential for charges of reverse discrimination
     . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
     .    The level of the company's investment in Northern Ireland
     .    The number of company employees in Northern Ireland
     .    The degree that industry peers have adopted the MacBride Principles
     . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     .    Whether the company has in the past manufactured landmine components
     .    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     .    What weapons classifications the proponent views as cluster bombs
     . Whether the company currently or in the past has manufactured cluster bombs or their components
     .    The percentage of revenue derived from cluster bomb manufacture
     .    Whether the company's peers have renounced future production

Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company's business.

Spaced-Based Weaponization:

Generally vote FOR reports on a company's involvement in spaced-based weaponization, unless:

     .    The information is already publicly available, or
     .    The disclosures sought could compromise proprietary information

                               Workplace Diversity

Board Diversity:

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     . The board composition is reasonably inclusive in relation to companies of similar size and business, or
     . The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     .    The degree of board diversity
     .    Comparison with peer companies
     .    Established process for improving board diversity
     .    Existence of independent nominating committee
     .    Use of outside search firm
     .    History of EEO violations

Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company's affirmative action initiatives, unless all of the following apply:

     .    The company has well-documented equal opportunity programs
     . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     .    The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling:

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling

Commission's business recommendations, unless:

     .    The composition of senior management and the board is fairly inclusive
     . The company has well-documented programs addressing diversity initiatives and leadership development
     . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
     . The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     . Whether the company's EEO policy is already in compliance with federal, state and local laws
     . Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
     .    The industry norm for including sexual orientation in EEO statements
     . Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     .    Board structure
     .    Director independence and qualifications
     .    Attendance at board and committee meetings

Votes should be withheld from directors who:

     . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
     . Ignore a shareholder proposal that is approved by a majority of shares outstanding
     . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
     . Are interested directors and sit on the audit or nominating committee, or
     . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees


Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Past performance as a closed-end fund
     .    Market in which the fund invests
     .    Measures taken by the board to address the discount
     .    Past shareholder activism, board activity
     .    Votes on related proposals

Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Past performance relative to its peers
     .    Market in which fund invests
     .    Measures taken by the board to address the issues
     .    Past shareholder activism, board activity and votes on related proposals
     .    Strategy of the incumbents versus the dissidents
     .    Independence of directors
     .    Experience and skills of director candidates
     .    Governance profile of the company
     .    Evidence of management entrenchment

Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Proposed and current fee schedules
     .    Fund category/investment objective
     .    Performance benchmarks
     .    Share price performance compared to peers
     .    Resulting fees relative to peers
     .    Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Stated specific financing purpose
     .    Possible dilution for common shares
     .    Whether the shares can be used for anti-takeover purposes

1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Potential competitiveness
     .    Regulatory developments
     .    Current and potential returns
     .    Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     .    The fund's target investments
     .    The reasons given by the fund for the change
     .    The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Political/economic changes in the target market
     .    Consolidation in the target market
     .    Current asset composition

Change in Fund's Subclassification:

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    Potential competitiveness
     .    Current and potential returns
     .    Risk of concentration
     .    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Strategies employed to salvage the company
     .    The fund's past performance
     .    Terms of the liquidation

Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     .    The degree of change implied by the proposal
     .    The efficiencies that could result
     .    The state of incorporation
     .    Regulatory standards and implications

Vote AGAINST any of the following changes:

     . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
     . Removal of shareholder approval requirement for amendments to the new declaration of trust
     . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
     . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
     . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
     . Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund's Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     .    Regulations of both states
     .    Required fundamental policies of both states

     .    Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Fees charged to comparably sized funds with similar objectives
     .    The proposed distributor's reputation and past performance
     .    The competitiveness of the fund in the industry
     .    Terms of the agreement

Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     .    Resulting fee structure
     .    Performance of both funds
     .    Continuity of management personnel
     .    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser:

Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

     .    Performance of the fund's NAV
     .    The fund's history of shareholder relations
     .    The performance of other funds under the adviser's management

VI. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.'s Proxy Voting Policies and Procedures by accessing Alger's website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                                     SUMMARY


The investment adviser entities that comprise JPMorgan Fleming Asset Management ("JPMFAM"), including J.P. Morgan Investment Management Inc. ("JPMIM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMFAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues. The JPMorgan Funds, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, have granted JPMIM the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers.

JPMFAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMFAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMFAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMFAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund and the JPMorgan Multi-Manager Small Cap Value Fund are available upon request by contacting our Service Center at 1-800-348-4782.

----------
* The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

                        ALLIANCE CAPITAL MANAGEMENT L.P.

             Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot clearly be decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

SUMMARY OF PROXY VOTING POLICY

Marsico Capital Management, LLC ("MCM") adopted a revised proxy voting policy effective March 31, 2003. The revised policy generally provides that:

     . MCM votes client proxies in the best economic interest of clients. Because MCM generally believes in the managements of companies we invest in, we think that voting in clients' best economic interest generally means voting with management.

     . Although MCM will generally vote with management, our analysts will review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, we might decide to vote a proxy against a management recommendation. This would require notice to every affected MCM client.

     . MCM generally will abstain from voting (or take no action on) proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM will not notify clients of these routine abstentions (or decisions not to take action).

     . In unusual circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict and give notice to clients.

     . MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's full proxy voting policy and information about the voting of a particular client's proxies are available to the client on request.

                       WELLINGTON MANAGEMENT COMPANY, LLP
                          PROXY POLICIES AND PROCEDURES

                              DATED: APRIL 30, 2004

Introduction                  Wellington Management Company, LLP ("Wellington
                              Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.

                              Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies         As a matter of policy, Wellington Management:

                              1    Takes responsibility for voting client
                                   proxies only upon a client's written request.

                              2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                              3    Develops and maintains broad guidelines
                                   setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                              4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                              5    Identifies and resolves all material
                                   proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                              6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                              7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                              8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                              9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and            Wellington Management has a Proxy Committee,
Oversight                     established by action of the firm's Executive
                              Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's
                              Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Corporate Operations Department. In addition, the
                              Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures       Wellington Management has in place certain
                              procedures for implementing its proxy voting policies.

General Proxy Voting          Authorization to Vote. Wellington Management will
                              vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                              Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

Reconciliation                To the extent reasonably practicable, each proxy
                              received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting                  Following the reconciliation process, each proxy
                              is compared against Wellington Management's Proxy
                              Voting Guidelines, and handled as follows:

                              . Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                              . Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              . Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                              Material Conflict of Interest Identification and Resolution Processes.

                              Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                              If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations          In certain instances, Wellington Management may be
                              unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                              Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general,

                              Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                              Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                              In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                              Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information        Wellington Management maintains records of proxies
                              voted pursuant to Section 204-2 of the Investment
                              Advisers Act of 1940 (the "Advisers Act"), the
                              Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                                                                       Exhibit A

                             Proxy Voting Guidelines
                              Dated: April 30, 2004

Introduction Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

     These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.



--------------------------------------------------------------------------------------------------
Voting Guidelines   Composition and Role of the Board of Directors

                       .  Election of Directors:                                    For

                       .  Repeal Classified Board (SP):                             For

                       .  Adopt Director Tenure/Retirement Age (SP):                Against

                       .  Minimum Stock Ownership by Directors (SP):                Case-by-Case

                       .  Adopt Director & Officer Indemnification:                 For

                       .  Allow Special Interest Representation to Board (SP):      Against

                       .  Require Board Independence (SP):                          For

                       .  Require Board Committees to be Independent (SP):          For

                       .  Require a Separation of Chair and CEO or Require a Lead
                          Director (SP):                                            Case-by-Case

                       .  Boards not Amending Policies That are Supported by a      Withhold vote*
                          Majority of Shareholders:

                          * on all Directors seeking election the following year

                       .  Approve Directors' Fees:                                  For

                       .  Approve Bonuses for Retiring Directors:                   For

                       .  Elect Supervisory Board/Corporate Assembly:               For

--------------------------------------------------------------------------------------------------
                    Management Compensation

                       .  Adopt/Amend Stock Option Plans:                           Case-by-Case

                       .  Adopt/Amend Employee Stock Purchase Plans:                For

                       .  Eliminate Golden Parachutes (SP):                         For

                       .  Expense Future Stock Options (SP):                        For

                       .  Shareholder Approval of All Stock Option Plans (SP):      For

                       .  Shareholder Approval of Future Severance Agreements       For
                          Covering Senior Executives (SP):

                       .  Recommend Senior Executives Own and Hold Company          For
                          Stock, not Including Options (SP):

                       .  Disclose All Executive Compensation (SP):                 For

                       ---------------------------------------------------------------------------
                       Reporting of Results

                    .  Approve Financial Statements                                 For

                    .  Set Dividends and Allocate Profits:                          For

                    .  Limit Non-Audit Services Provided by Auditors (SP):          For

                    .  Ratify Selection of Auditors and Set Their Fees:             For

                    .  Elect Statutory Auditors:                                    For

                    ------------------------------------------------------------------------------
                    Shareholder Voting Rights

                 .  Adopt Cumulative Voting (SP):                                   Against

                 .  Redeem or Vote on Poison Pill (SP):                             For

                 .  Authorize Blank Check Preferred Stock:                          Against

                 .  Eliminate Right to Call a Special Meeting:                      Against

                 .  Increase Supermajority Vote Requirement:                        Against

                 .  Adopt Anti-Greenmail Provision:                                 For

                 .  Restore Preemptive Rights:                                      Case-by-Case

                 .  Adopt Confidential Voting (SP):                                 For

                 .  Approve Unequal Voting Rights:                                  Against

                 .  Remove Right to Act by Written Consent:                         Against

                 .  Approve Binding Shareholder Proposals:                          Case-by-Case

                 ---------------------------------------------------------------------------------
                 Capital Structure

                 .  Increase Authorized Common Stock:                               Case-by-Case

                 .  Approve Merger or Acquisition:                                  Case-by-Case

                 .  Approve Technical Amendments to Charter:                        Case-by-Case

                 .  Opt Out of State Takeover Statutes:                             For

                 .  Consider Non-Financial Effects of Mergers:                      Against

                 .  Authorize Share Repurchase:                                     For

                 .  Authorize Trade in Company Stock:                               For

                 .  Issue Debt Instruments                                          For

                 ---------------------------------------------------------------------------------
                 Social Issues

                 .  Endorse the Ceres Principles (SP):                              Case-by-Case

                 .  Disclose Political and PAC Gifts (SP):                          For

                 .  Require Adoption of International Labor Organization's Fair     Case-by-Case
                    Labor Principles (SP):

                 ---------------------------------------------------------------------------------
                 Miscellaneous

                 .  Approve Other Business:                                         Abstain

                 .  Approve Reincorporation:                                        Case-by-Case

                              BOSTON ADVISORS, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION

Under the investment management contracts between Boston Advisors, Inc. ("BAI") and most of our clients, the client retains exclusive voting authority over the securities in the client's portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and under the Advest Managed Account Consulting Program.

II. STATEMENTS OF POLICIES AND PROCEDURES

     A. Policy Statement. The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

          While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the "Guidelines") of Egan-Jones Proxy Services, a proxy research and consulting firm ("Egan-Jones"). Egan-Jones will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, Egan-Jones will instruct Proxy-Edge, a proxy voting firm ("Proxy-Edge") to vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

          We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client's account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

     B. Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict") the matter shall be considered by management.

          Proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

          If BAI management determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client's proxy voting policies. BAI management also reserves the right to vote a proxy using the following methods:

          . We may obtain instructions from the client on how to vote the proxy.

          . If we are able to disclose the conflict to the client, we may do so and obtain the client's consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

          We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

     C.   Limitations on Our Responsibilities

          1. Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client's economic interests or the value of the portfolio holding is indeterminable or insignificant.

          2. Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

          3.   Special Client Considerations.

               a. Mutual Funds. We vote proxies of our mutual fund clients subject to the funds' applicable investment restrictions.

               b. ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

          4. Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client's economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client's proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client's interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

     D. Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge Records, regarding how we voted the client's proxies. Clients should contact their account manager to make such a request.

     E. Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

     F. Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

     G. Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC's EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III. PROXY ISSUES

The full text of Egan-Jones' Proxy Voting Principles and Guidelines may be obtained by calling 1-800-523-5903 or via our website at www.bostonadvisors.com.

                                  THE TCW GROUP

                     PROXY VOTING GUIDELINES AND PROCEDURES

                                 (JANUARY 2004)

INTRODUCTION

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as "TCW") act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients' holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the "PROXY COMMITTEE") and adopted these proxy voting guidelines and procedures (the "GUIDELINES"). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the "OUTSIDE SERVICE") to help manage the proxy voting process. The Outside Service facilitates TCW's voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW's clients) and helps maintain TCW's proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

PHILOSOPHY

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW's clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

GUIDELINES

The proxy voting decisions set forth below describe only a few of the more significant decisions covered by the Guidelines for a complete list, the Guidelines themselves must be consulted.

GOVERNANCE

     . For uncontested director nominees and management nominees in contested elections

     . For ratification of auditors, unless the previous auditor was dismissed because of a disagreement with management or if the non-audit services exceed 51% of fees

CAPITAL STRUCTURE

     . Against authorization of preferred stock if the board has unlimited rights to set the terms and conditions

     . Against issuance or conversion of preferred stock if the shares have voting rights superior to those of other shareholders

     . Against a reverse stock split if no proportional reduction in the number of authorized shares

MERGERS AND RESTRUCTURING

     .    For mergers, acquisitions, recapitalizations and restructurings


BOARD OF DIRECTORS

     . For proposals to limit the liability of directors and against proposals to indemnify directors and officers

     . Against proposals to give the board the authority to set the size of the board without shareholder approval

     . Against proposals to eliminate or limit shareholders' right to act by written consent

     . Against proposals to establish or increase super majority vote requirements

     .    Against mandatory retirement or tenure for directors

ANTI-TAKEOVER PROVISIONS

     .    Against a classified board

     .    Against amending a classified board

     . For proposals to repeal classified boards and against proposals to adopt classified boards

     . For proposals to provide equal access to proxy materials for shareholders

     .    Against proposals to ratify or adopt poison pill plans

     .    Against proposals establishing fair price provisions

     .    Against proposals to adopt advance notice requirements

     .    Against greenmail and golden parachute payments

COMPENSATION

     . Decide on a case-by-case basis the adoption of any stock option plan if the plan dilution is more than 15% of outstanding common stock or if the potential dilution for all company plans, including the one proposed, is more than 20% of outstanding common stock

     . Decide on a case-by-case basis the approval of any one-time stock option or stock award if the proposed dilution, is more than 15% of outstanding common equity

     . Decide on a case-by-case dilution, is more than 15% of outstanding common equity

     . Against an employee stock purchase plan if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock's fair market value

     . Decide on a case-by-case basis the adoption of a director stock option plan if the plan dilution is more than 5% of outstanding common equity or the potential dilution of all plans, including the one proposed, is more than 10% of the outstanding common equity

     . Against establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement

     . Against requesting that future executive compensation be determined without regard to any pension fund income

     .    For creating a compensation committee

     . Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

     .    For increasing the independence of the compensation committee

     .    For increasing the independence of the audit committee

     .    For increasing the independence of key committees

MISCELLANEOUS ISSUES

     . For studies and reports on certain human rights, forced labor, political spending, environmental, and affirmative action issues

     . Against required corporate action or changes in policy with respect to social issues

CONFLICT RESOLUTION

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW's Proxy Specialist (the "PROXY SPECIALIST"), who will maintain such documentation in TCW's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's vote, she will obtain the approval of TCW's Director of Research (the "DIRECTOR OF RESEARCH") for the vote before submitting it. The Director of Research will review the portfolio manager's vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW's proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined under the Guidelines to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW's total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

PROXY VOTING INFORMATION AND RECORDKEEPING

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) the Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

INTERNATIONAL PROXY VOTING

While TCW utilizes the Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

                             ROCKEFELLER & CO., INC.

                           PROXY VOTING POLICY SUMMARY

I. GENERAL

Rockefeller & Co., Inc. ("R&Co.") seeks to vote proxies in the best interest of its clients.

A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client's account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.'s proxy voting guidelines.

Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

II. PROXY VOTING ADMINISTRATION

R&Co. has established a Proxy Committee that, among other things, establishes guidelines and generally oversees the proxy voting process. The Committee consists of senior R&Co. personnel and is chaired by the Chief Investment Officer. The Committee has designated those who are responsible for the day-to-day administration of the policies and procedures.

R&Co. has engaged Glass, Lewis & Co. LLC ("GL") and the Investor Responsibility Research Center, Inc. ("IRRC"), each an organization unaffiliated with R&Co., to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co. guidelines, GL also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, and voting recommendations. IRRC provides R&Co. with record-keeping services.

OVERVIEW OF PROXY VOTING GUIDELINES

R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

     .    Preserve and enhance the rights of minority shareholders;

     .    Increase the Board's skill base; and

     .    Increase the accountability of both the Board and management.

The socially responsive voting guidelines seek to encourage progress and leadership from companies in areas such as corporate governance, workplace and equality issues, energy and the environment, global corporate accountability, and international and public health. These guidelines are based on the assumption that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

PROXY VOTING LIMITATIONS

R&Co. will not vote proxies in countries that engage in "share blocking" -- the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

CONFLICTS OF INTEREST

Due to the nature of R&Co.'s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the board of directors of public companies. In the event a material conflict of interest does arise, it will be resolved in the best interest of clients. In such a case, the Proxy Committee will generally vote the proxy based upon the recommendation of GL. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

IV. PROXY VOTING PROCEDURES

The current procedures for voting client proxies are attached as Exhibit C.

RECORDKEEPING

R&Co. must maintain the following proxy voting records pursuant to the Advisers
Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.'s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

                             MONTAG & CALDWELL, INC.

                              PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. ("M&C") in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder's meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote, any vote in favor of existing management will be supported by an economic analysis of the impact of the vote on the value of the company's shares.

It is against M&C's policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C's advisory clients.

If M&C is solicited to vote proxies on behalf of clients that are invested in shares of a mutual fund where M&C is the investment adviser or sub-adviser, M&C will, on an issue that could present a conflict of interest, fully disclose its conflict to the investment company's board of directors or a committee of the board and obtain the board's or committee's consent or direction to vote the proxies.

The following guidelines establish our position on the most common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

ROUTINE MATTERS

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

     .    Increase in authorized common shares.

     . Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

     .    Routine election or re-election of directors.

     .    Appointment or election of auditors.

     .    Directors' liability and indemnification.

     .    Time and location of annual meeting.

COMPENSATION ISSUES

M&C will review on a case by case basis the following issues:

     .    Compensation or salary levels.

     .    Incentive plans.

     .    Stock option plans.

     .    Employee stock purchase or ownership plans.

SOCIAL ISSUES

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

     .    Enforcing restrictive energy policies.

     .    Placing arbitrary restrictions on military contracting.

     . Barring or placing arbitrary restrictions on trade with communist countries.

     . Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

     .    Restricting the marketing of controversial products.

     .    Limiting corporate political activities.

     .    Barring or restricting charitable contributions.

     . Enforcing general policy regarding employment practices based on arbitrary parameters.

     . Enforcing a general policy regarding human rights based on arbitrary parameters.

     . Enforcing a general policy regarding animal rights based on arbitrary parameters.

     .    Placing arbitrary restrictions on environmental practices.

BUSINESS PROPOSALS

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

     .    Changing the state of incorporation.

     .    Mergers, acquisitions, dissolvement.

     .    Indenture changes.

     .    Changes in Capitalization.

SHAREHOLDER GOVERNANCE

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

     . Majority approval of shareholders in acquisitions of a controlling share in the corporation.

     . Provisions which require 66 2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation's by-laws.

We will generally vote AGAINST the following management proposals:

     . Super-majority provisions which require greater than 66 2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation's by-laws.

     . Fair-price amendments which do not permit a takeover unless an arbitrary fair price is offered to all shareholders that is derived from a fixed formula.

     . The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

     . Proposals which do not allow replacements of existing members of the board of directors

We will generally vote FOR shareholder proposals which:

     . Propose or support a majority of independent directors and or independent audit, compensation, and nominating committees

     . Rescind share purchase rights or require that they are submitted for shareholder approval to 66 2/3% or less.

     .    Eliminate pension and benefit programs for outside directors.

     .    Eliminate a staggered board of directors.

PROXY CONTESTS

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

ADMINISTRATIVE ISSUES

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C's response to the client's written or verbal requests. The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Director of Operations to verify against ballot copies.

The Supervisor of Information Processing will provide the Director of Operations with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

REVISED FEBRUARY 2004

                     CAYWOOD-SCHOLL CAPITAL MANAGEMENT, LLC

                              PROXY VOTING POLICIES

                                POLICY STATEMENT

Caywood-Scholl Capital Management LLC ("Caywood-Scholl") exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

VOTING PROCEDURE

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

RESOLVING CONFLICTS OF INTEREST

Caywood-Scholl may have conflicts that can affect how it votes its clients' proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate's relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients' accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder's interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

CLASSIFIED BOARDS: AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

ESTABLISH INDEPENDENT NOMINATING COMMITTEE: FOR

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

LIMIT TENURE OF DIRECTORS: AGAINST

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director's legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood-Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has under performed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company's efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

GOLDEN PARACHUTES: CASE-BY-CASE

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

FAIR PRICE PROVISION: AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

CORPORATE RESTRUCTURINGS: CASE-BY-CASE

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

ENVIRONMENTAL REPORTING: FOR

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

                               PROXY VOTING POLICY

                           SSgA FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every jurisdiction. In such case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

     I. Generally, FM votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

          . Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

          .    Approval of auditors

          .    Directors' and auditors' compensation

          .    Directors' liability and indemnification

          .    Discharge of board members and auditors

          .    Financial statements and allocation of income

          . Dividend payouts that are greater than or equal to country and industry standards

          .    Authorization of share repurchase programs

          .    General updating of or corrective amendments to charter

          .    Change in Corporation Name

          .    Elimination of cumulative voting

     II. Generally, FM votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

          . Capitalization changes which eliminate other classes of stock and voting rights

          . Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

          . Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific -- ranging from 5% to 20%) of the outstanding shares

          .    Elimination of "poison pill" rights

          . Stock purchase plans with an exercise price of not less than 85% of fair market value

          .    Stock option plans which are incentive based and not excessive

          .    Other stock-based plans which are appropriately structured

          .    Reductions in super-majority vote requirements

          .    Adoption of anti-"greenmail" provisions

     III. Generally, FM votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

          . Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

          . Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

          . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

          . Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

          .    Elimination of Shareholders' Right to Call Special Meetings

          .    Establishment of classified boards of directors

          . Reincorporation in a state which has more stringent anti-takeover and related provisions

          . Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

          .    Excessive compensation

          . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

          .    Adjournment of Meeting to Solicit Additional Votes

          . "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

          . Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

     IV. FM evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, FM uses its discretion in order to maximize shareholder value. FM, generally votes, as follows:

          . Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          . For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

          . Against offers when there are prospects for an enhanced bid or other bidders

          . For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. FM believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     I. Generally, FM votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

          . Requirements that auditors attend the annual meeting of shareholders

          . The establishment of an annual election of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

          . Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

          . Mandates that amendments to bylaws or charters have shareholder approval

          . Mandates that shareholder-rights plans be put to a vote or repealed

          .    Establishment of confidential voting

          . Expansions to reporting of financial or compensation-related information, within reason

          .    Repeals of various anti-takeover related provisions

          .    Reduction or elimination of super-majority vote requirements

          .    Repeals or prohibitions of "greenmail" provisions

          .    "Opting-out" of business combination provisions

          . Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, FM votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

          . Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

          . Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

          . Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

          . Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

     III. FM votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

          .    Limits to tenure of directors

          . Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

          .    Restoration of cumulative voting in the election of directors

          . Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

          . Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

          . Proposals which require inappropriate endorsements or corporate actions

          . Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model.

          . Proposal asking companies to adopt full tenure holding periods for their executives.

          . Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of under performing companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York -- Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process -- especially the proxy voting process -- as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

                  GABELLI ASSET MANAGEMENT INC. AND AFFILIATES

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Investors, Inc., Gabelli Funds, LLC and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I. PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee. As of June 30, 2003, the members are:

     Bruce N. Alpert, Chief Operating Officer of Gabelli Funds, LLC

     Ivan Arteaga, Research Analyst

     Caesar M. P. Bryan, Portfolio Manager

     Stephen DeTore, Deputy General Counsel

     Joshua Fenton, Director of Research

     Douglas R. Jamieson, Chief Operating Officer of GAMCO

     James E. McKee, General Counsel

     Karyn M. Nappi, Director of Proxy Voting Services

     William S. Selby, Managing Director of GAMCO

     Howard F. Ward, Portfolio Manager

     Peter D. Zaglio, Senior Vice President

Peter D. Zaglio currently chairs the Committee. In his absence, the Director of Research will chair the Committee. Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II. SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III. CLIENT RETENTION OF VOTING RIGHTS

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

     .    Operations

     .    Legal Department

     .    Proxy Department

     .    Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV. VOTING RECORDS

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

     [Adviser name]
     Attn: Proxy Voting Department
     One Corporate Center
     Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V. VOTING PROCEDURES

     1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO. Proxies are received in one of two forms:

          . Shareholder Vote Authorization Forms (VAFs) -- Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

          .    Proxy cards which may be voted directly.

     2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

     3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

     4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

     Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

     PROXY EDGE records include:

          Security Name and Cusip Number
          Date and Type of Meeting (Annual, Special, Contest)
          Client Name
          Adviser or Fund Account Number
          Directors' Recommendation
          How GAMCO voted for the client on each issue
          The rationale for the vote when it appropriate

     Records prior to the institution of the PROXY EDGE system include:

          Security name
          Type of Meeting (Annual, Special, Contest)

          Date of Meeting
          Name of Custodian
          Name of Client
          Custodian Account Number
          Adviser or Fund Account Number
          Directors' recommendation
          How the Adviser voted for the client on each issue
          Date the proxy statement was received and by whom Name of person posting the vote
          Date and method by which the vote was cast

          . From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

     5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

     6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

     7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

          . VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

          . When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

     8. In the case of a proxy contest, records are maintained for each opposing entity.

     9.   Voting in Person

          a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

               .    Banks and brokerage firms using the services at ADP:

               The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

               .    Banks and brokerage firms issuing proxies directly:

               The bank is called and/or faxed and a legal proxy is requested.

          All legal proxies should appoint:

          "REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

          b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

               . A limited Power of Attorney appointing the attendee an Adviser representative.

               . A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

               .    A sample ERISA and Individual contract.

               .    A sample of the annual authorization to vote proxies form.

A copy of our most recent Schedule 13D filing (if applicable).

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./2/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./3/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./4/

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./5/

----------
/2/ These Policies and Procedures are adopted by PIMCO pursuant to Rule206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).
/3/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/4/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/5/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. 5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:

(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action.

     1.   convening an ad-hoc committee to assess and resolve the conflict;/6/

     2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3. voting the proxy in accordance with the recommendation of an independent third party service provider;

     4. suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may

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/6/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. CONFLICTS OF INTEREST. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

BOARD OF DIRECTORS

1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

PROXY CONTESTS AND PROXY CONTEST DEFENSES

1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date;
     (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

TENDER OFFER DEFENSES

1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
     (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

CAPITAL STRUCTURE

1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and
     (iv) overall capitalization structure of the issuer.

2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

EXECUTIVE AND DIRECTOR COMPENSATION

1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding;
     (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

STATE OF INCORPORATION

STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

MERGERS AND RESTRUCTURINGS

1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spinoff, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client. For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940
     Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's sub classification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

DISTRESSED AND DEFAULTED SECURITIES

1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients:
     (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

MISCELLANEOUS PROVISIONS

1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management;
     (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                           UBS Global Asset Management
          Global Voting and Corporate Governance Guidelines and Policy
                                   Version 2.0

                  GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

     1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

     2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

     3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A.   GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1: Independence of Board from Company Management

Guidelines:

     .    Board exercises judgment independently of management.

     .    Separate Chairman and Chief Executive.

     .    Board has access to senior management members.

     .    Board is comprised of a significant number of independent outsiders.

Policy                                                             February 2004

     .    Outside directors meet independently.

     .    CEO performance standards are in place.

     .    CEO performance is reviewed annually by the full board.

     .    CEO succession plan is in place.

     .    Board involvement in ratifying major strategic initiatives.

     . Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

     . Board determines necessary board member skills, knowledge and experience.

     .    Board conducts the screening and selection process for new directors.

     .    Shareholders should have the ability to nominate directors.

     . Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

     . Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

     .    Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

     . Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

     . Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

     .    Employment contracts should not entrench management.

     . Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4: Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

     . Executive remuneration should be commensurate with responsibilities and performance.

     .    Incentive schemes should align management with shareholder objectives.

     . Employment policies should encourage significant shareholding by management and board members.

     . Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

Policy                                                             February 2004

     . Long-term incentives should be linked to transparent long-term performance criteria.

     . Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5: Auditors are Independent

Guidelines:

     .    Auditors are approved by shareholders at the annual meeting.

     . Audit, consulting and other fees to the auditor are explicitly disclosed.

     . The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

     .    Periodic (every 5 years) tender of the audit firm or audit partner.

B.   PROXY VOTING GUIDELINES -- MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.   GENERAL GUIDELINES

     a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

     b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

     c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

     d. In general, we oppose proposals, which in our view, act to entrench management.

     e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

     f. We will vote in favor of shareholder resolutions for confidential voting.

2.   BOARD OF DIRECTORS & AUDITORS

     a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

     b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

     c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

Policy                                                             February 2004

     d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

     e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.   COMPENSATION

     a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

     b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

     c. All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

     d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

     e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

     f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.   GOVERNANCE PROVISIONS

     a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

     b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

     c. Any substantial new share issuance should require prior shareholder approval.

     d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

     e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

     f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

     g. We will support proposals that enable shareholders to directly nominate directors.

5.   CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

     a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

Policy                                                             February 2004

     b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.   MERGERS, TENDER OFFERS & PROXY CONTESTS

     a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.   SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

     a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

     b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

     c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.   ADMINISTRATIVE & OPERATIONS

     a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

     b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.   MISCELLANEOUS

     a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

     b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

     c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

     d. In certain instances when we do not have enough information we may choose to abstain or vote against a particular proposal.

Policy                                                             February 2004

C.   PROXY VOTING DISCLOSURE GUIDELINES

     . Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

     . Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance principles. (See Proxy Voting Conflict Guidelines below.)

     . Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal & Compliance representative.

     . Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

     . Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

     . In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

     . We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

     . The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.   PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

     . Under no circumstances will general business, sales or marketing issues influence our proxy votes.

     . UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

Policy                                                             February 2004

                               PROXY VOTING POLICY
                                       FOR

                          MBIA CAPITAL MANAGEMENT CORP.
                AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction

     This Proxy Voting Policy ("Policy") for MBIA Capital Management Corp. and its affiliated registered investment advisers ("MBIA-CMC") reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

     Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

     Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

     A. Social Issues,

     B. Financial/Corporate Issues, and

     C. Shareholder Rights.

     Finally, Section III of the Policy describes the procedures to be followed casting a vote pursuant to these guidelines.

                                    SECTION I

                                 ROUTINE MATTERS

     Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

     1. They do not measurably change the structure, management control, or operation of the corporation.

     2. They are consistent with industry standards as well as the corporate laws of the state of incorporation.

                              Voting Recommendation

MBIA-CMC will normally support the following routine proposals:

     1.   To increase authorized common shares.

     2. To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

     3.   To elect or re-elect directors.

     4.   To appoint or elect auditors.

     5. To approve indemnification of directors and limitation of directors' liability.

     6.   To establish compensation levels.

     7.   To establish employee stock purchase or ownership plans.

     8.   To set time and location of annual meeting.

                                   SECTION II

                              NON-ROUTINE PROPOSALS

A. Social Issues

     Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

                              Voting Recommendation

     If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

     1.   To enforce restrictive energy policies.

     2.   To place arbitrary restrictions on military contracting.

     3.   To bar or place arbitrary restrictions on trade with other countries.

     4.   To restrict the marketing of controversial products.

     5.   To limit corporate political activities.

     6.   To bar or restrict charitable contributions.

     7. To enforce a general policy regarding human rights based on arbitrary parameters.

     8. To enforce a general policy regarding employment practices based on arbitrary parameters.

     9. To enforce a general policy regarding animal rights based on arbitrary parameters.

     10.  To place arbitrary restrictions on environmental practices.

B. Financial/Corporate Issues

     Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

                              Voting Recommendation

     We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

     1. To change the state of incorporation.

     2. To approve mergers, acquisitions or dissolution.

     3. To institute indenture changes.

     4. To change capitalization.

C. Shareholder Rights

     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

                              Voting Recommendation

     We will generally vote for the following management proposals:

     1. To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

     2.   To institute staggered board of directors.

     3. To require shareholder approval of not more than 66 2/ 3% for a proposed amendment to the corporation's by-laws.

     4.   To eliminate cumulative voting.

     5. To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

     6.   To create a dividend reinvestment program.

     7.   To eliminate preemptive rights.

     8. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

     We will generally vote against the following management proposals:

     1. To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

     2. To require that an arbitrary fair price be offered to all shareholders that is derived from a fixedformula ("fair price amendments").

     3. To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

     4.   To prohibit replacement of existing members of the board of directors.

     5. To eliminate shareholder action by written consent without a shareholder meeting.

     6. To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

     7. To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

     8.   To limit the ability of shareholders to nominate directors.

     We will generally vote for the following shareholder proposals:

     1. To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

     2. To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

     3. To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

     4. To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

     5. To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

     6. To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

     7. To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

     8.   To create a dividend reinvestment program.

     9. To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

     10. To require that "golden parachutes" be submitted for shareholder ratification.

     We will generally vote against the following shareholder proposals:

     1.   To restore preemptive rights.

     2.   To restore cumulative voting.

     3.   To require annual election of directors or to specify tenure.

     4.   To eliminate a staggered board of directors.

     5.   To require confidential voting.

     6. To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

     7.   To dock director pay for failing to attend board meetings.

                                   SECTION III

                                 VOTING PROCESS

     MBIA-CMC has engaged Institutional Shareholder Services ("ISS") to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an "Override Vote"), the reason for such Override Vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

     IF THERE IS ANY POSSIBILITY THAT THE VOTE MAY INVOLVE A POTENTIAL CONFLICT OF INTEREST BECAUSE, FOR EXAMPLE, THE ISSUER SOLICITING THE VOTE IS A MBIA-CMC CLIENT OR THE MATTER BEING VOTED ON INVOLVES MBIA-CMC OR ANY OF ITS AFFILIATES (INCLUDING AN EMPLOYEE OR REPRESENTATIVE), PRIOR TO APPROVING SUCH VOTE, THE BROKERAGE ALLOCATION COMMITTEE MUST BE CONSULTED AND THE MATTER DISCUSSED. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

     With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

     With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on MBIA-CMC's ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and
(vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-U.S. company's meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company's proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

     Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

                                   APPENDIX E


The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of April 5, 2005. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.



                                                                                                        % of
Shareholder                           Fund                                          Shares Owned     Ownership
-----------------------------------   -----------------------------------------   ----------------   ---------
AST Trust Company TTEE                Growth Fund - Class Y                           254,237.1150     10.08%
FBO United Communications Corp.
Retirement Plan
Phoenix, AZ

BISYS Retirement Services FBO         Capital Appreciation Fund - Class Y              14,912.3630      6.05%
Enterprise Capital Management         Deep Value Fund - Class Y                        15,762.6170     47.31%
Denver, CO                            Equity Fund - Class Y                           100,048.7170     11.86%
                                      Equity Income Fund - Class Y                     12,417.5050     26.98%
                                      Managed Fund - Class Y                            3,022.3140      6.74%
                                      Multi-Cap Growth Fund - Class Y                  19,850.5400     74.78%
                                      Small Company Value Fund - Class Y               62,129.3040      6.86%
                                      Technology Fund - Class Y                        27,790.7610     57.76%

BISYS Retirement Services             Global Financial Services Fund - Class A        269,474.3940     14.63%
FBO Wampum Hardware Co.
Denver, CO

Carthage Federal Savings & Loan       Growth and Income Fund - Class Y                 48,094.5940      8.05%
Assoc.
Attn: Thomas Piche
Carthage, NY

Charles Schwab & Co., Inc.            Global Socially Responsive Fund - Class Y        17,881.3470      5.15%
Attn: Mutual Funds Department         Mergers and Acquisitions Fund - Class A       2,189,315.7590     17.34%
San Francisco, CA

Enterprise Capital Management         Equity Income Fund - Class Y                      3,769.3180      8.19%
Fund Investment                       Global Socially Responsive Fund - Class B        30,000.0000     10.15%
Attn: Jennifer Caifano                Global Socially Responsive Fund - Class C        30,000.0000      8.72%
Atlanta, GA                           Strategic Allocation Fund - Class Y              10,000.0000      7.79%
                                      Tax-Exempt Income Fund - Class Y                  3,541.0760     48.68%
                                      Technology Fund - Class Y                        13,239.9300     27.52%

FISERV Securities, Inc.               Managed Fund - Class Y                            2,781.3570      6.21%
Attn: Mutual Funds
Philadelphia, PA

HSBC Bank USA TTEE                    Small Company Growth Fund - Class Y              31,251.4300      8.66%
Flushing Savings Bank Outside
Directors Retirement Plan
Buffalo, NY

HUBCO Regions Financial Corp.         Small Company Value Fund - Class Y              134,589.7480     14.85%
Attn: Trust Operations
2nd Floor
Birmingham, AL

Institutional Securities Corp.        Government Securities Fund - Class Y            101,333.2310      6.07%
c/o Community Bankers Association
of NY
New York, NY
Attn: Mariel Donath

                                                                                                        % of
Shareholder                           Fund                                          Shares Owned     Ownership
-----------------------------------   -----------------------------------------   ----------------   ---------
Merrill Lynch Pierce Fenner & Smith   Capital Appreciation Fund - Class C             274,054.3880     17.05%
FBO Sole Benefit of its Customers     Capital Appreciation Fund - Class Y             177,892.1700     72.20%
Attn: Service Team                    Equity Fund - Class C                           941,139.9990     13.15%
Jacksonville, FL                      Equity Fund - Class Y                           512,987.3990     60.82%
                                      Equity Income Fund - Class Y                     19,998.4610     43.45%
                                      Global Financial Services Fund - Class C         45,667.9290      8.51%
                                      Global Socially Responsive Fund - Class B        17,890.7500      6.05%
                                      Global Socially Responsive Fund - Class C        95,733.6430     27.84%
                                      Global Socially Responsive Fund - Class Y        26,935.2780      7.76%
                                      Growth Fund - Class C                         1,389,912.3770     12.09%
                                      Growth Fund - Class Y                           163,137.8930      6.46%
                                      High Yield Bond Fund - Class C                  763,320.5560     18.44%
                                      High Yield Bond Fund - Class Y                  339,367.3310     10.33%
                                      Mergers and Acquisitions Fund - Class B         248,840.3530      5.72%
                                      Mergers and Acquisitions Fund - Class C       1,555,411.5490     20.27%
                                      Mergers and Acquisitions Fund - Class Y         965,892.9480     44.70%
                                      Multi-Cap Growth Fund - Class C                  87,892.2670      5.99%
                                      Small Company Growth Fund - Class C              36,431.7520      6.56%
                                      Small Company Growth Fund - Class Y              56,219.1750     15.58%
                                      Small Company Value Fund - Class A            1,458,974.5440      6.24%
                                      Small Company Value Fund - Class C              859,929.7490      7.88%
                                      Small Company Value Fund - Class Y              117,280.0350     12.94%
                                      Strategic Allocation Fund - Class C              94,022.1370     13.19%
                                      Strategic Allocation Fund - Class Y              12,141.3080      9.46%
                                      Tax Exempt Income Fund - Class C                 63,345.6460     26.25%
                                      Total Return Fund - Class C                     285,543.1590     15.31%
                                      Total Return Fund - Class Y                      51,190.8930     27.78%

MONY Life Insurance Company           Short Duration Bond Fund - Class A              130,000.0000      8.40%
Attn: Treasurer's Operations          Short Duration Bond Fund - Class B              130,000.0000     15.33%
New York, NY                          Short Duration Bond Fund - Class C              130,000.0000     21.16%
                                      Short Duration Bond Fund - Class Y              110,000.0000     79.04%

MONY                                  Global Financial Services Fund - Class Y      1,179,954.8350     96.65%
Attn: Michael Maher                   International Growth Fund - Class C              49,228.4740      6.83%
New York, NY                          Managed Fund - Class C                           50,563.1970      5.08%
                                      Managed Fund - Class Y                           16,985.1770     37.91%
                                      Strategic Allocation Fund - Class A             100,866.8930      7.28%
                                      Strategic Allocation Fund - Class B             100,307.4680      7.69%
                                      Strategic Allocation Fund - Class C             100,307.6870     14.07%
                                      Strategic Allocation Fund - Class Y             101,670.3220     79.22%
                                      Total Return Fund - Class Y                     118,634.2600     64.37%

The Benefits Committee of the Board   Growth Fund - Class Y                           324,186.3570     12.85%
of Directors of MONY                  International Growth Fund - Class Y             340,091.6410     90.57%
Retirement Plan for Field
Underwriters of MONY
New York, NY

Morgan Keegan & Co., Inc.             Mergers and Acquisitions Fund  - Class Y        140,291.7380      6.49%
Memphis, TN

NFSC FEBO                             Growth Fund - Class Y                           246,077.4970      9.75%
USB FBO
Trust Operations - Reinvest
Attn: Mutual Funds
Milwaukee, WI

                                                                                                        % of
Shareholder                           Fund                                          Shares Owned     Ownership
-----------------------------------   -----------------------------------------   ----------------   ---------
Prudential Investment Mgmt Service    Global Socially Responsive Fund - Class Y       156,467.7620     45.08%
Cust FBO Mutual Fund Clients
Attn: Pruchoice Unit
Iselin, NJ

RSGroup Trust Co. TTEE                Deep Value Fund - Class Y                        12,968.3440     38.93%
FBO Non-Qualified Plans               Short Duration Bond Fund - Class Y               17,802.8260     12.79%
Shelton, CT                           Equity Fund Class - Y                            67,814.7810      8.04%
                                      Equity Income Fund - Class Y                      6,492.4800     14.10%
                                      Government Securities Fund - Class Y            278,530.5570     16.68%
                                      Growth and Income Fund - Class Y                132,450.9440     22.17%
                                      Money Market Fund - Class Y                     776,268.9000     10.28%
                                      Multi-Cap Growth Fund - Class Y                   2,141.0190      8.07%
                                      Small Company Growth Fund - Class Y              42,564.7200     11.80%
                                      Tax-Exempt Income Fund - Class Y                  3,682.0020     50.62%

SEI Private Trust                     Mergers and Acquisitions Fund - Class Y         414,996.7570     19.21%
c/o ID 370
Oaks, PA

Texas Tomorrow Constitutional         Global Socially Responsive Fund - Class A        62,294.5170      9.03%
Trust                                 Government Securities Fund - Class Y            242,940.7390     14.55%
Andrew Ruth Director of Special       (Texas College Ready Allocation)
Programs                              Government Securities Fund - Class Y            205,361.8550     12.30%
Austin, TX                            Government Securities Fund - Class Y            172,763.5830     10.35%
                                      Government Securities Fund - Class Y            236,322.1650     14.16%
                                      Government Securities Fund - Class Y            150,992.8170      9.04%
                                      Growth and Income Fund - Class Y                 36,356.8820      6.09%
                                      Growth and Income Fund - Class Y                 48,952.1480      8.19%
                                      Growth and Income Fund - Class Y                 66,948.0820     11.21%
                                      Growth and Income Fund - Class Y                 33,395.5240      5.59%
                                      Growth and Income Fund - Class Y                 48,860.6100      8.18%
                                      (Texas 100% Stock)
                                      Growth Fund - Class Y                           137,697.5980      5.46%
                                      Money Market Fund - Class Y                   3,441,989.5500     45.58%
                                      Money Market Fund - Class Y                   1,724,451.3200     22.83%
                                      Money Market Fund - Class Y                     870,461.3600     11.53%
                                      Small Company Growth Fund - Class Y              39,192.7510     10.86%
                                      Small Company Growth Fund - Class Y              22,872.6370      6.34%
                                      (Texas 100% Stock)
                                      Small Company Value Fund - Class Y               71,120.1400      7.85%
                                      Small Company Value Fund - Class Y               71,810.7520      7.92%
                                      Small Company Value Fund - Class Y               98,246.5560     10.84%
                                      Small Company Value Fund - Class Y               86,007.8880      9.49%
                                      (Texas 100% Stock)
                                      Strategic Allocation Fund - Class A              71,439.7720      5.15%
                                      (529 Plan)

Wachovia Bank FBO                     High Yield Bond Fund - Class Y                1,937,904.1040     59.00%
Omnibus Reinvest
Charlotte, NC

Wachovia Bank FBO                     High Yield Bond Fund - Class Y                  509,115.1290     15.50%
Omnibus Cash
Charlotte, NC

                                                                                                        % of
Shareholder                           Fund                                          Shares Owned     Ownership
-----------------------------------   -----------------------------------------   ----------------   ---------
Wells Fargo Bank, NA FBO              Global Socially Responsive Fund - Class Y       133,163.4310     38.37%
Dancing Star Foundation
Minneapolis, MN

Dabney, John C.                       Tax-Exempt Income Fund - Class A                100,341.3120      6.77%
Dabney, Eleanor H.
JTWROS

Denittis, Leonard A.                  Short Duration Bond Fund - Class C               50,150.4510      8.16%
Cumming, GA

Diener, Robert B. GS Trust            Mergers and Acquisitions Fund - Class Y         171,086.3990      7.92%
Diener, Robert B. TTEE
Dallas, TX

Nelson, Dallas E.A.                   Managed Fund - Class Y                           12,247.6730     27.33%
SSB IRA Custodian
Surprise, AZ

Ramsey, Wilbur F.                     Managed Fund - Class Y                            5,500.3860     12.28%
Gainesville, GA

Ryznar, Virginia Trust                Tax-Exempt Income Fund - Class C                 30,293.7710     12.55%
Ryznar, Virginia TTEE
Downers Grove, IL

Winton, Andy J.                       Tax-Exempt Income Fund - Class B                 23,057.0320      5.19%
Joy C. Winton JTWROS
El Paso, TX

UBS Financial Services, Inc.          Tax-Exempt Income Fund - Class C                 18,947.0020      7.85%
Larry Schwartz
Upper Montclair, NJ

W C S Partnership LLP                 Tax-Exempt Income Fund - Class A                104,452.5290      7.05%
Omaha Texas

National Financial Services Corp.     Money Market Fund - Class A                 235,472,614.2900     78.19%
Attn: Mike McLaughlin

                            PART C: OTHER INFORMATION

Item 23.          Exhibits:
--------          ---------

(a)               Articles of Incorporation(1)


(a)(i) Articles of Amendment to the Registrant's Articles of Incorporation to Change Name. Filed herewith.


(b)               By-Laws(1)

(c)               None other than provisions contained in Exhibit (a) and (b)

(d)               Investment Advisory Contracts


(d)(i) Investment Adviser's Agreement between the Registrant and Enterprise Capital Management, Inc. ("Enterprise Capital"), dated as of December 28, 2004. Filed herewith.

(d)(ii)(a) Interim Investment Management Agreement between the Registrant and AXA Equitable Life Insurance Company ("AXA Equitable") with respect to the Money Market Fund, dated as of December 28, 2004. Filed herewith.

(d)(ii)(b) Investment Management Agreement between the Registrant and AXA Equitable with respect to the Money Market Fund, dated as of February 16, 2005. Filed herewith.

(d)(iii)(a) Investment Advisory Agreement between Enterprise Capital and Barrow, Hanley, Mewhinney & Strauss, Inc., with respect to the Deep Value Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(b) Investment Advisory Agreement between Enterprise Capital and Boston Advisors, Inc., with respect to the Equity Income Fund and Short Duration Bond Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(c) Investment Advisory Agreement between Enterprise Capital and Caywood-Scholl Capital Management, with respect to the High-Yield Bond Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(d) Investment Advisory Agreement between Enterprise Capital and Eagle Asset Management, Inc., with respect to the Small Company Growth Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(e) Investment Advisory Agreement between Enterprise Capital and Fred Alger Management, Inc., with respect to the Technology Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(f) Investment Advisory Agreement between Enterprise Capital and GAMCO Investors, Inc., with respect to the Mergers and Acquisitions Fund and the Small Company Value Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(g) Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management Inc., with respect to the Money Market Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(h) Investment Advisory Agreement between Enterprise Capital and Marsico Capital Management, LLC, with respect to the Capital Appreciation Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(i) Investment Advisory Agreement between Enterprise Capital and MBIA Capital Management Corporation, with respect to the Tax-Exempt Income Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(j) Investment Advisory Agreement between Enterprise Capital and Montag & Caldwell, Inc. with respect to the Growth Fund and the Multi-Cap Growth Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(k) Investment Advisory Agreement between Enterprise Capital and Pacific Investment Management Company, LLC, with respect to the Total Return Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(l) Investment Advisory Agreement between Enterprise Capital and Rockefeller & Co., Inc., with respect to the Global Socially Responsive Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(m) Investment Advisory Agreement between Enterprise Capital and Sanford C. Bernstein & Co., LLC, with respect to the Global Financial Services Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(n) Investment Advisory Agreement between Enterprise Capital and SSgA Funds Management, Inc., with respect to the International Growth Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(o) Investment Advisory Agreement between Enterprise Capital and TCW Investment Management Company, with respect to the Equity Fund and the Government Securities Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(p) Investment Advisory Agreement between Enterprise Capital and UBS Global Asset Management (Americas), Inc., with respect to the Growth and Income Fund and the Strategic Allocation Fund, dated as of December 28, 2004. Filed herewith.

(d)(iii)(q) Investment Advisory Agreement between Enterprise Capital and Wellington Management Company, LLP, with respect to the Managed Fund, dated as of December 28, 2004. Filed herewith.

(e)               Underwriting Contracts

(e)(i) Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc., dated as of December 28, 2004 with respect to the Class A, B, C and Y shares. Filed herewith.

(g) Global Custody Agreement between JPMorgan Chase Bank N.A. and Registrant, dated as of December 28, 2004. Filed herewith.

(h)               Other Material Contracts

(h)(i) Transfer Agency and Service Agreement between the Registrant and State Street Bank And Trust Company, dated as of December 28, 2004. Filed herewith.

(h)(ii) Mutual Funds Service Agreement between the Registrant and AXA Equitable, dated as of December 28, 2004. Filed herewith.

(h)(iii) Expense Limitation Agreement between Enterprise Capital, AXA Equitable and the Registrant, dated as of December 28, 2004. Filed herewith.

(i)               Legal Opinion

(i)(i) Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered. Filed herewith.

(j)               Other Consents

(j)(i)            Consent of PricewaterhouseCoopers LLP. Filed herewith.

(k)               Not applicable.

(l)               Not applicable.

(m)               Distribution Plans

(m)(i) Distribution Plan Pursuant to Rule 12b-1 with respect to Class A shares of the Registrant. Filed herewith.

(m)(ii) Distribution Plan Pursuant to Rule 12b-1 with respect to Class B shares of the Registrant. Filed herewith.

(m)(iii) Distribution Plan Pursuant to Rule 12b-1 with respect to Class C shares of the Registrant. Filed herewith.

(n) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Filed herewith.

(p)               Code of Ethics

(p)(i) Code of Ethics of the Registrant and Enterprise Capital Management. Filed herewith.

(p)(ii)           Code of Ethics of AXA Equitable. Filed herewith.

                  Code of Ethics of Enterprise Fund Distributors, Inc. Filed herewith as Exhibit p(ii).

(p)(iii) Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 17, 2005. Filed herewith.

(p)(iv) Code of Ethics of Boston Advisors, Inc., dated December 21, 2004. Filed herewith.

(p)(v) Code of Ethics of Caywood-Scholl Capital Management, LLC, dated January 2004. Filed herewith.

(p)(vi) Code of Ethics of Eagle Asset Management, Inc., dated February 5, 2004. Filed herewith.

(p)(vii) Code of Ethics of Fred Alger Management, Inc., dated May 11, 2004. Filed herewith.

(p)(viii)         Code of Ethics of GAMCO Investors, Inc., dated September 2004.
                  Filed herewith.

(p)(ix) Code of Ethics of J.P. Morgan Investment Management Inc., dated February 1, 2005. Filed herewith.

(p)(x) Code of Ethics of Marsico Capital Management, LLC, dated February 1, 2005. Filed herewith.

(p)(xi) Code of Ethics of MBIA Capital Management Corporation, dated June 30, 2000. Filed herewith.

(p)(xii) Code of Ethics of Montag & Caldwell, Inc., dated January 2005. Filed herewith.

(p)(xiii) Code of Ethics of Pacific Investment Management Company, LLC, dated January 6, 2005. Filed herewith.

(p)(xiii)(a)      Appendix II to the Code of Ethics of Pacific Investment
                  Management Company, LLC, dated January 6, 2005. Filed herewith.

(p)(xiii)(b)      Appendix III to the Code of Ethics of Pacific Investment
                  Management Company, LLC, dated January 6, 2005. Filed herewith.

(p)(xiii)(c)      Appendix IV to Appendix XI to the Code of Ethics of Pacific
                  Investment Management Company, LLC, dated January 6, 2005.
                  Filed herewith.

(p)(xiv) Code of Ethics of Rockefeller & Co., Inc., dated February 1, 2005. Filed herewith.

(p)(xiv)(a) Supplement to the Code of Ethics of Rockefeller & Co., Inc., dated February 1, 2005. Filed herewith.

(p)(xv) Code of Ethics of Alliance Capital Management L.P., (which also applies to Sanford C. Bernstein & Co., LLC; see also Exhibit (p)(xv)(a) below), dated October 2004. Filed herewith.

(p)(xv)(a) Supplemental Code of Ethics of Sanford C. Bernstein & Co., LLC, dated June 2003. (See also Exhibit (p)(xv) above) Filed herewith.

(p)(xvi) Code of Ethics of SSgA Funds Management, Inc., dated March 2004. Filed herewith.

(p)(xvii) Code of Ethics of TCW Investment Management Company, dated April 2004. Filed herewith.

(p)(xviii)        Code of Ethics of UBS Global Asset Management (Americas), Inc.
                  and UBS Global Asset Management (U.S.), Inc., dated September 6, 2004. Filed herewith.

(p)(xix) Code of Ethics of Wellington Management Company, LLP, dated January 1, 2005. Filed herewith.

                  Other Exhibits

                  Powers of Attorney (1)


----------

1. Incorporated herein by reference to Post-Effective Amendment No. 76 to Registrant's Registration Statement on Form N-1A filed on December 28, 2004. (File No. 002 - 28097).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     There are no persons controlled by or under common control with Registrant.

ITEM 25. INDEMNIFICATION.

     Reference is made to the provisions of Article Six of Registrant's Articles of Incorporation which are included in this Post-Effective Amendment as Exhibit
(a).

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provision or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISORS.


     See "Management of The Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Advisor.


     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each of the Advisors reference is made to Part B of this Post-Effective Amendment to the Registrant's Registration Statement and to the registration of Form ADV (File No. 801-27181) of Enterprise Capital Management, Inc. and to the registration of Form ADV (File No. 801-07000) of Axa Equitable Life Insurance Company, both of which are filed under the Investment Advisers Act of 1940, and are incorporated herein by reference.



     Barrow, Hanley, Mewhinney & Strauss, Inc., Boston Advisors, Inc., Caywood-Scholl Capital Management, Eagle Asset Management, Inc., Fred Alger Management, Inc., GAMCO Investors, Inc., J.P. Morgan Investment Management Inc., Marsico Capital Management, LLC, MBIA Capital Management Corp., Montag & Caldwell, Inc., Pacific Investment Management Company, LLC, Rockefeller & Co., Inc., Sanford C. Bernstein & Co., LLC, SSgA Funds Management, Inc., TCW Investment Management Company, UBS Global Asset Management (Americas) Inc., UBS Global Asset Management (US) Inc and Wellington Management Company, LLP, the Fund Managers of certain of the Funds of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Securities and Exchange Commission for a description of the names and employment of the directors and officers of the following Fund Managers, and other required information:



                                                                        FILE NO.
                                                                       ---------
Barrow, Hanley, Mewhinney & Strauss, Inc.                              801-31237
Boston Advisors, Inc.                                                  801-18130
Caywood-Scholl Capital Management                                      801-57906
Eagle Asset Management, Inc.                                           801-21343
Fred Alger Management, Inc.                                            801-06709
GAMCO Investors, Inc.                                                  801-14132
J.P. Morgan Investment Management Inc.                                 801-21011
Marsico Capital Management, LLC                                        801-54914
MBIA Capital Management Corp.                                          801-46649
Montag & Caldwell, Inc.                                                801-15398
Pacific Investment Management Company, LLC                             801-48187
Rockefeller & Co., Inc.                                                801-15106
Sanford C. Bernstein & Co., LLC                                        801-57937
SSgA Funds Management, Inc.                                            801-60103
TCW Investment Management Company                                      801-29075
UBS Global Asset Management (Americas) Inc.                            801-34910

UBS Global Asset Management (US) Inc.                                  801-13219
Wellington Management Company, LLP                                     801-15908

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) Enterprise Fund Distributors, Inc. is the principal underwriter of the Funds' shares.

(b) The information contained in the registration on Form BD of Enterprise Fund Distributors, Inc. (File No. 8-8-815577), filed under the Securities Exchange Act of 1934, is incorporated herein by reference.

(c) Inapplicable.

ITEM 28. LOCATION AND ACCOUNTS AND RECORDS.

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

     (a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
          (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:

          JPMorgan Chase Bank
          4 Chase MetroTech Center
          Brooklyn, New York 11245

          Prior to November 1, 2004, the Trust's custodian was:

          State Street Bank and Trust Company
          1776 Heritage Drive
          The John Adams Building
          North Quincy, MA 02171

     (b)  With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4);
          (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained tat the offices of the Registrant's Manager or Sub-Administrator:

          AXA Equitable Life Insurance Company    J.P. Morgan Investors Services
          1290 Avenue of the Americas             Co.
          New York, New York 10104                73 Tremont Street
                                                  Boston, MA 02108

     (c) With respect to Rules 31a-1(b)(5); (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Manager or Advisers:

AXA Equitable Life Insurance Company     Barrow, Hanley, Mewhinney & Strauss,
1290 Avenue of the Americas              Inc.
New York, NY 10104                       3232 McKinney Avenue, 15th Floor
                                         Dallas, TX 75204

Boston Advisors, Inc.
One Federal Street, 20th Floor           Caywood-Scholl Capital Management
Boston, MA 02110                         4350 Executive Drive, Suite 125
                                         San Diego, CA 92121

Eagle Asset Management, Inc.             Enterprise Capital Management, Inc.
880 Carillon Parkway, Street             Atlanta Financial Center
Petersburg, FL 33716                     3343 Peachtree Road, N.E.,
                                         Suite 450
                                         Atlanta, GA 30326

Fred Alger Management, Inc.              GAMCO Investors, Inc.
111 Fifth Avenue                         One Corporate Center
2nd Floor                                Rye, NY 10580
New York, NY 10003

J.P. Morgan Investment Management,       Marsico Capital Management, LLC
Inc.                                     1200 17th Street
522 Fifth Avenue                         Suite 1300
New York, NY 10036                       Denver, CO 80202

MBIA Capital Management Corp.            Montag & Caldwell, Inc.
113 King Street                          3455 Peachtree Road, N.E.
Armonk, NY 10504                         Suite 1200
                                         Atlanta, GA 30326-3248

Rockefeller & Co., Inc.                  Pacific Investment Management Company,
30 Rockefeller Plaza                     LLC
Room 5400                                840 Newport Center Drive, Suite 300
New York, NY 10112                       Newport Beach, CA 92660

SSgA Funds Management, Inc.              Sanford C. Bernstein & Co., LLC
State Street Financial Center            1345 Avenue of the Americas
One Lincoln Street                       New York, NY 10105
Boston, MA 02111-2900

UBS Global Asset Management (Americas)   TCW Investment Management Company
Inc.                                     865 South Figueroa Street
51 West 52nd Street                      Suite 1800
New York, NY 10019                       Los Angeles, CA 90017

Wellington Management Company, LLP       UBS Global Asset Management (US) Inc.
75 State Street                          51 West 52nd Street, 16th Floor
Boston, MA 02109                         New York, NY 10019

ITEM 29. MANAGEMENT SERVICES.

     Inapplicable.

ITEM 30. UNDERTAKINGS.

     Inapplicable.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 78 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of April 2005.




                                          THE ENTERPRISE GROUP OF FUNDS, INC.




                                          /s/ Steven M. Joenk
                                          --------------------------------------
                                          Steven M. Joenk
                                          President and Chief Executive Officer


     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement on Form N-1A of the Registrant has been signed below by the following persons in the capacities and on the date indicated:




/s/ Steven M. Joenk                President and Chief       April 26, 2005
--------------------------------      Executive Officer
Steven M. Joenk


/s/ Kenneth T. Kozlowski*          Chief Financial Officer   April 26, 2005
--------------------------------      and Treasurer
Kenneth T. Kozlowski


/s/ Arthur T. Dietz*               Director                  April 26, 2005
--------------------------------
Arthur T. Dietz


/s/ Arthur Howell*                 Director                  April 26, 2005
--------------------------------
Arthur Howell


/s/ Lonnie H. Pope*                Director                  April 26, 2005
--------------------------------
Lonnie H. Pope


/s/ William A. Mitchell, Jr.*      Director                  April 26, 2005
--------------------------------
William A. Mitchell, Jr.


*By: /s/ Steven M. Joenk
     ---------------------------
     Steven M. Joenk
     (Attorney-in-Fact)

                                 EXHIBIT INDEX






(a)               Trust Instruments
                  -----------------



(a)(i) Articles of Amendment to the Registrant's Articles of Incorporation to Change Name.






(d)               Investment Advisory Contracts
                  -----------------------------

(d)(i) Investment Adviser's Agreement between the Registrant and Enterprise Capital Management, Inc. ("Enterprise Capital"), dated as of December 28, 2004.

(d)(ii)(a) Interim Investment Management Agreement between the Registrant and AXA Equitable Life Insurance Company ("AXA Equitable") with respect to the Money Market Fund, dated as of December 28, 2004.

(d)(ii)(b) Investment Management Agreement between the Registrant and AXA Equitable with respect to the Money Market Fund, dated as of February 16, 2005.

(d)(iii)(a) Investment Advisory Agreement between Enterprise Capital and Barrow, Hanley, Mewhinney & Strauss, Inc., with respect to the Deep Value Fund, dated as of December 28, 2004.

(d)(iii)(b) Investment Advisory Agreement between Enterprise Capital and Boston Advisors, Inc., with respect to the Equity Income Fund and Short Duration Bond Fund, dated as of December 28, 2004.

(d)(iii)(c) Investment Advisory Agreement between Enterprise Capital and Caywood-Scholl Capital Management, with respect to the High-Yield Bond Fund, dated as of December 28, 2004.

(d)(iii)(d) Investment Advisory Agreement between Enterprise Capital and Eagle Asset Management, Inc., with respect to the Small Company Growth Fund, dated as of December 28, 2004.

(d)(iii)(e) Investment Advisory Agreement between Enterprise Capital and Fred Alger Management, Inc., with respect to the Technology Fund, dated as of December 28, 2004.

(d)(iii)(f) Investment Advisory Agreement between Enterprise Capital and GAMCO Investors, Inc., with respect to the Mergers and Acquisitions Fund and the Small Company Value Fund, dated as of December 28, 2004.

(d)(iii)(g) Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management Inc., with respect to the Money Market Fund, dated as of December 28, 2004.

(d)(iii)(h) Investment Advisory Agreement between Enterprise Capital and Marsico Capital Management, LLC, with respect to the Capital Appreciation Fund, dated as of December 28, 2004.

(d)(iii)(i) Investment Advisory Agreement between Enterprise Capital and MBIA Capital Management Corporation, with respect to the Tax-Exempt Income Fund, dated as of December 28, 2004.

(d)(iii)(j) Investment Advisory Agreement between Enterprise Capital and Montag & Caldwell, Inc. with respect to the Growth Fund and the Multi-Cap Growth Fund, dated as of December 28, 2004.

(d)(iii)(k) Investment Advisory Agreement between Enterprise Capital and Pacific Investment Management Company, LLC, with respect to the Total Return Fund, dated as of December 28, 2004.

(d)(iii)(l) Investment Advisory Agreement between Enterprise Capital and Rockefeller & Co., Inc., with respect to the Global Socially Responsive Fund, dated as of December 28, 2004.

(d)(iii)(m) Investment Advisory Agreement between Enterprise Capital and Sanford C. Bernstein & Co., LLC, with respect to the Global Financial Services Fund, dated as of December 28, 2004.

(d)(iii)(n) Investment Advisory Agreement between Enterprise Capital and SSgA Funds Management, Inc., with respect to the International Growth Fund, dated as of December 28, 2004.

(d)(iii)(o) Investment Advisory Agreement between Enterprise Capital and TCW Investment Management Company, with respect to the Equity Fund and the Government Securities Fund, dated as of December 28, 2004.

(d)(iii)(p) Investment Advisory Agreement between Enterprise Capital and UBS Global Asset Management (Americas), Inc., with respect to the Growth and Income Fund and the Strategic Allocation Fund, dated as of December 28, 2004.

(d)(iii)(q) Investment Advisory Agreement between Enterprise Capital and Wellington Management Company, LLP, with respect to the Managed Fund, dated as of December 28, 2004.

(e)               Underwriting Contracts
                  ----------------------

(e)(i) Distribution Agreement between the Registrant and Enterprise Fund Distributors, Inc., dated as of December 28, 2004 with respect to the Class A, B, C and Y shares.

(g) Global Custody Agreement between JPMorgan Chase Bank N.A. and Registrant, dated as of December 28, 2004.

(h)               Other Material Contracts

(h)(i) Transfer Agency and Service Agreement between the Registrant and State Street Bank And Trust Company, dated as of December 28, 2004.

(h)(ii) Mutual Funds Service Agreement between the Registrant and AXA Equitable, dated as of December 28, 2004.

(h)(iii) Expense Limitation Agreement between Enterprise Capital, AXA Equitable and the Registrant, dated as of December 28, 2004.

(i)               Legal Opinion

(i)(i) Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered.

(j)               Other Consents

(j)(i)            Consent of PricewaterhouseCoopers LLP.

(k)               Not applicable.

(l)               Not applicable.

(m)               Distribution Plans

(m)(i) Distribution Plan Pursuant to Rule 12b-1 with respect to Class A shares of the Registrant.

(m)(ii) Distribution Plan Pursuant to Rule 12b-1 with respect to Class B shares of the Registrant.

(m)(iii) Distribution Plan Pursuant to Rule 12b-1 with respect to Class C shares of the Registrant.

(n) Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940.

(p)               Code of Ethics

(p)(i)            Code of Ethics of the Registrant and Enterprise Capital
                  Management.

(p)(ii)           Code of Ethics of AXA Equitable.

                  Code of Ethics of Enterprise Fund Distributors, Inc. Filed herewith as Exhibit p(ii).

(p)(iii) Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated March 17, 2005.

(p)(iv)           Code of Ethics of Boston Advisors, Inc., dated December 21,
                  2004.

(p)(v) Code of Ethics of Caywood-Scholl Capital Management, LLC, dated January 2004.

(p)(vi)           Code of Ethics of Eagle Asset Management, Inc., dated February
                  5, 2004.

(p)(vii)          Code of Ethics of Fred Alger Management, Inc., dated May 11,
                  2004.

(p)(viii)         Code of Ethics of GAMCO Investors, Inc., dated September 2004.

(p)(ix) Code of Ethics of J.P. Morgan Investment Management Inc., dated February 1, 2005.

(p)(x)            Code of Ethics of Marsico Capital Management, LLC, dated
                  February 1, 2005.

(p)(xi) Code of Ethics of MBIA Capital Management Corporation, dated June 30, 2004.

(p)(xii)          Code of Ethics of Montag & Caldwell, Inc., dated January 2005.

(p)(xiii) Code of Ethics of Pacific Investment Management Company, LLC, dated January 6, 2005.

(p)(xiii)(a)      Appendix II to the Code of Ethics of Pacific Investment
                  Management Company, LLC, dated January 6, 2005.

(p)(xiii)(b)      Appendix III to the Code of Ethics of Pacific Investment
                  Management Company, LLC, dated January 6, 2005.

(p)(xiii)(c)      Appendix IV to Appendix XI to the Code of Ethics of Pacific
                  Investment Management Company, LLC, dated January 6, 2005.

(p)(xiv)          Code of Ethics of Rockefeller & Co., Inc., dated February 1,
                  2005.

(p)(xiv)(a) Supplement to the Code of Ethics of Rockefeller & Co., Inc., dated February 1, 2005.

(p)(xv) Code of Ethics of Alliance Capital Management L.P., (which also applies to Sanford C. Bernstein & Co., LLC; see also Exhibit (p)(xv)(a) below), dated October 2004.

(p)(xv)(a) Supplemental Code of Ethics of Sanford C. Bernstein & Co., LLC, dated June 2003. (See also Exhibit (p)(xv) above)

(p)(xvi)          Code of Ethics of SSgA Funds Management, Inc., dated March
                  2004.

(p)(xvii)         Code of Ethics of TCW Investment Management Company, dated
                  April 2004.

(p)(xviii)        Code of Ethics of UBS Global Asset Management (Americas), Inc.
                  and UBS Global Asset Management (U.S.), Inc., dated September 6, 2004.

(p)(xix) Code of Ethics of Wellington Management Company, LLP, dated January 1, 2005.